SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                        JOHN HANCOCK SOVEREIGN BOND FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Sovereign Bond Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-48925 and 811-2402).

It is proposed that this filing will become effective on April 8, 2002 pursuant to Rule 488 under the Securities Act of 1933.

JHF LOGO
April 15, 2002
Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in certain funds within the John Hancock Institutional Series Trust.

You may be aware that in addition to the institutional series of mutual funds John Hancock offers a series of retail mutual funds that have the same investment process and style as the institutional funds. Your fund's trustees are proposing the merger of certain funds within the John Hancock Institutional Series Trust into similar retail John Hancock Funds. As a result of the merger of your fund(s), you will receive Class I shares of the similar retail fund(s). (Class I shares have the same institutional expense structure as your current fund(s), and are not subject to sales charges or 12b-1 distribution fees.) The fund merger proposals have been unanimously approved by each fund's board of trustees, who believe the mergers will benefit you through increased diversification and economics of scale. These merges will allow your investments(s) to be part of a larger investment pool while maintaining its low institutional expense structure.

The proposed mergers are detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your fund's expense. For your convenience you may vote:

|_|   By mail - a postage paid envelope in enclosed
|_|   By Phone - 1-800-755-4371
|_|   By email - www.
|_|   By Internet - www.jhfunds.com
      |_|   Select shareholder entryway and click on the proxy-voting link

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-755-4371, Monday through Friday between 8:00 a.m. and 5:30 p.m. Eastern time. I thank you for your prompt vote on this matter.

                                   Sincerely,

                                   Maureen R. Ford
                                   Chairman and Chief Executive Officer

Q: What are the changes being proposed?

A: Generally, these proposals focus on merging the institutional funds into Class I shares of similar John Hancock funds. Since the Class I shares are part of a larger mutual fund portfolio, each Aquiring Fund has significantly larger assets and may offer a greater opportunity for future growth.

Specifically, the trustees of your fund(s) are proposing the following mergers:
--------------------------------------------------------------------------------
                 Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
Proposal 1       Active Bond Fund                          Bond Fund
--------------------------------------------------------------------------------
Proposal 2       Independence Balanced Fund                Balanced Fund
--------------------------------------------------------------------------------
Proposal 3       International Equity                      International Fund
--------------------------------------------------------------------------------
Proposal 4       Medium Capitalization Growth Fund         Mid Cap Growth Fund
--------------------------------------------------------------------------------
Proposal 5       Small Cap Equity Fund Y                   Small Cap Equity Fund
--------------------------------------------------------------------------------

Q: What are the benefits of merging the institutional funds into a Class I share
?

A: Your trustees firmly believe these mergers will eliminate the duplication of the legal, administration and portfolio management responsibilities associated with managing different mutual funds with the same investment style and process. In addition your investments will benefit from being part of a larger pool of assets, providing increased diversification and economics of scale.

Q: Will this change affect the number of shares I currently have? Will there be any tax implications?

A: While the market value of your shares will remain the same, the number of shares you own in the Acquiring Fund will differ from those in the Acquired Fund. There are no tax implications (no Form 1099R will be generated).

Q: Will my contact information and service team change?

A: No. You will still be serviced through a dedicated Institutional Service team within John Hancock Signature Services, the fund's transfer agent. You Client Relationship Contact at John Hancock Funds will also remain the same.

Q: How do I vote?

A: In order to facilitate the proxy voting process you may vote using one of four methods.

|_|   By mail - a postage paid envelope in enclosed
|_|   By Phone - 1-800-755-4371
|_|   By email - www.
|_|   By Internet - www.jhancock.com/funds/NEED MORE INFORMATION

Q: Does my vote make a difference?

A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process. The board of trustees of your fund(s) voted unanimously to recommend these changes, and your approval is needed to implement the changes.

DRAFT 2/27/02

JOHN HANCOCK ACTIVE BOND FUND
JOHN HANCOCK INDEPENDENCE BALANCED FUND
JOHN HANCOCK INTERNATIONAL EQUITY FUND
JOHN HANCOCK MEDIUM CAPITALIZATION GROWTH FUND
JOHN HANCOCK SMALL CAP EQUITY FUND Y
(each a "fund," and each a series of John Hancock Institutional Series Trust) 101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MAY 29, 2002

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for your fund(s) will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Active Bond Fund ("Active Bond Fund") and John Hancock Bond Fund ("Bond Fund"). Under this Agreement, your fund would transfer all of its assets to Bond Fund in exchange for Class I shares of Bond Fund. These shares would be distributed proportionately to you and the other shareholders of Active Bond Fund. Bond Fund would also assume Active Bond Fund's liabilities. Active Bond Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Independence Balanced Fund ("Independence Balanced Fund") and John Hancock Balanced Fund ("Balanced Fund"). Under this Agreement, your fund would transfer all of its assets to Balanced Fund in exchange for Class I shares of Balanced Fund. These shares would be distributed proportionately to you and the other shareholders of Independence Balanced Fund. Balanced Fund would also assume Independence Balanced Fund's liabilities. Independence Balanced Fund's board of trustees recommends that you vote FOR this proposal.

3. A proposal to approve an Agreement and Plan of Reorganization between John Hancock International Equity Fund ("International Equity Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, your fund would transfer all of its assets to International Fund in exchange for Class I shares of International Fund. These shares would be distributed proportionately to you and the other shareholders of International Equity Fund. International Fund would also assume International Equity Fund's liabilities. International Equity Fund's board of trustees recommends that you vote FOR this proposal.

4. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund") and John Hancock Mid Cap Growth Fund ("Mid Cap Growth Fund"). Under this Agreement, your fund would transfer all of its assets to Mid Cap Growth Fund in exchange for Class I shares of Mid Cap Growth Fund. These shares would be distributed proportionately to you and the other shareholders of Medium Capitalization Growth Fund. Mid Cap Growth Fund would also assume Medium Capitalization Growth Fund's liabilities. Medium Capitalization Growth Fund's board of trustees recommends that you vote FOR this proposal.

5. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Small Cap Equity Fund Y ("Small Cap Equity Fund Y") and John Hancock Small Cap Equity Fund ("Small Cap Equity Fund"). Under this Agreement, your fund would transfer all of its assets to Small Cap Equity Fund in exchange for Class I shares of Small Cap Equity Fund. These shares would be distributed proportionately to you and the other shareholders of Small Cap Equity Fund Y. Small Cap Equity Fund would also assume Small Cap Equity Fund Y's liabilities. Small Cap Equity Fund Y's board of trustees recommends that you vote FOR this proposal.

7.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on March 15, 2002 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                    By order of the board of trustees,

                                    Susan S. Newton
                                    Secretary

April 15, 2002
420PX 11/01

PROXY STATEMENT OF
JOHN HANCOCK ACTIVE BOND FUND
JOHN HANCOCK INDEPENDENCE BALANCED FUND
JOHN HANCOCK INTERNATIONAL EQUITY FUND
JOHN HANCOCK MEDIUM CAPITALIZATION GROWTH FUND
JOHN HANCOCK SMALL CAP EQUITY FUND Y
(each an "Acquired Fund" or "your fund" and each a series of John Hancock Institutional Series Trust)
101 Huntington Avenue
Boston, MA 02199

PROSPECTUS FOR
JOHN HANCOCK BOND FUND (a series of John Hancock Sovereign Bond Fund) JOHN HANCOCK BALANCED FUND (a series of John Hancock Investment Trust) JOHN HANCOCK INTERNATIONAL FUND (a series of John Hancock Investment Trust III) JOHN HANCOCK MID CAP GROWTH FUND (a series of John Hancock Investment Trust III) JOHN HANCOCK SMALL CAP EQUITY FUND (a series of John Hancock Investment Trust II) (each an "Acquiring Fund" and together the "Acquiring Funds") 101 Huntington Avenue Boston, MA 02199

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

How Each Reorganization Will Work

------------------------------------------------------------------------------------------------------------------------------------
                 Acquired Fund                          Acquiring Fund                   Shareholders Entitled to Vote
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1       Active Bond Fund                       Bond Fund                        Active Bond Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2       Independence Balanced Fund             Balanced Fund                    Independence Balanced Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 3       International Equity Fund              International Fund               International Equity Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 4       Medium Capitalization Growth Fund      Mid Cap Growth Fund              Medium Capitalization Growth Fund
                                                                                         shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 5       Small Cap Equity Fund Y                Small Cap Equity Fund            Small Cap Equity Fund Y shareholders
------------------------------------------------------------------------------------------------------------------------------------

o Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund. Each Acquiring Fund will assume the corresponding Acquired Fund's liabilities.

o Each Acquiring Fund will issue Class I shares to the corresponding Acquired Fund in an amount equal to the value of the Acquired Fund's shares. These shares will be distributed to Acquired Fund shareholders in proportion to their holdings on the reorganization date.

o Each Acquired Fund will be liquidated and fund shareholders will become shareholders of the corresponding Acquiring Fund.

o     The reorganization will be tax-free to shareholders.

Shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Funds have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Each Acquired Fund's Trustees are Recommending the Reorganizations

The Acquired Funds' trustees believe that reorganizing each fund into a larger fund with similar investment policies will enable the shareholders of the funds to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the trustees recommend that Acquired Fund shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectuses for the Acquiring           In the same envelope as this proxy
Funds dated March 1, 2002.               statement and prospectus.
                                         Incorporated by reference into
                                         this proxy statement and prospectus.
---------------------------------------
Acquiring Fund annual report and
Bond Fund's semi-annual report to
shareholders.
--------------------------------------------------------------------------------
Prospectuses for the Acquired            On file with the Securities and
Funds dated July 2, 2001. The            Exchange Commission ("SEC") and
Acquired Funds' annual and               available at no charge by calling
semiannual reports to                    1-888-972-8696. Incorporated by
shareholders.                            reference into this proxy
                                         statement and prospectus.
---------------------------------------
A statement of additional
information dated April 15, 2002.
It contains additional information
about the Acquired Funds and the
Acquiring Fund.
--------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is April 15, 2002.

TABLE OF CONTENTS

                                                                            Page

INTRODUCTION
PROPOSAL 1 - ACTIVE BOND FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 2 - INDEPENDENCE BALANCED FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 3 - INTERNATIONAL FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 4 - MEDIUM CAPITALIZATION GROWTH FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 5 - SMALL CAP EQUITY FUND Y
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization FURTHER INFORMATION ON EACH REORGANIZATION
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
BOARDS' EVALUATION AND RECOMMENDATION
VOTING RIGHTS AND REQUIRED VOTE
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' board of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization providing for the reorganization of the Acquired Funds into the Acquiring Funds. This proxy statement and prospectus is being mailed to your fund's shareholders on or about April 15, 2002.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a summary of more complete information appearing later in the proxy statement. The information beginning on page ___ is relevant to all proposals. Please read the sections of the proxy statement related specifically to your fund(s), as well as the information relevant to all proposals, carefully, as well as Exhibit A and the enclosed documents.

Who is Eligible to Vote?

Shareholders of record on March 15, 2002 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ACTIVE BOND FUND AND BOND FUND

A proposal to approve an Agreement and Plan of Reorganization between Active Bond Fund and Bond Fund. Under this Agreement, Active Bond Fund would transfer all of its assets to Bond Fund in exchange for Class I shares of Bond Fund. These shares would be distributed proportionately to the shareholders of Active Bond Fund. Bond Fund would also assume Active Bond Fund's liabilities. Active Bond Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Active Bond Fund to Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                      Active Bond Fund                                     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               The fund is a diversified series of John             The fund is a diversified series of John
                       Hancock Institutional Series Trust. The trust        Hancock Sovereign Bond Fund (the "Trust"). The
                       is an open-end investment company organized as       trust is an open-end investment company
                       a Massachusetts business trust.                      organized as a Massachusetts business trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $9.1 million                                         $1,433.5 million
December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser     Investment Adviser:                                  Investment Adviser:
and portfolio          John Hancock Advisers, LLC                           John Hancock Advisers, LLC
managers
                       Portfolio managers:                                  Portfolio managers:
                       James K. Ho, CFA                                     James K. Ho, CFA
                       -Executive Vice President of adviser                 -Executive Vice President of adviser
                       -Joined fund team in 1995                            -Joined fund team in 1988
                       -Joined adviser in 1985                              -Joined adviser in 1985
                       -Began business career in 1977                       -Began business career in 1977

                       Benjamin A. Matthews                                 Benjamin A. Matthews
                       -Vice President of adviser                           -Vice President of adviser
                       -Joined fund team in 1995                            -Joined fund team in 1995
                       -Joined adviser in 1995                              -Joined adviser in 1995
                       -Began business career in 1970                       -Began business career in 1970
------------------------------------------------------------------------------------------------------------------------------------
Investment objective   The fund seeks a high rate of total return           The fund seeks to generate a high level of
                       consistent with prudent investment risk. This        current income consistent with prudent
                       objective can be changed without shareholder         investment risk.
                       approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments    The fund normally invests at least 80% of            The fund normally invests at least 80% of its
                       assets in a diversified portfolio of                 assets in a diversified portfolio of bonds and
                       investment-grade debt securities. These              other debt securities. These include corporate
                       include corporate bonds and debentures as well       bonds and debentures as well as U.S.
                       as U.S. government and agency securities.            government and agency securities. Most of
                                                                            these securities are investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Junk bonds             The fund may invest up to 20% of assets in           The fund may invest up to 25% of assets in
                       junk bonds rated as low as CC/Ca and their           junk bonds rated as low as CC/Ca and their
                       unrated equivalents.                                 unrated equivalents.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities     The fund may invest up to 25% of total assets        The fund may invest up to 25% of total assets
                       in U.S. dollar (excluding U.S.                       in U.S. dollar-denominated foreign securities
                       dollar-denominated Canadian securities) and          (excluding U.S. dollar-denominated Canadian
                       foreign currency denominated securities of           securities).
                       foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed        Each fund invests in mortgage-backed and asset-backed securities.
and asset-backed
securities
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash          Under normal conditions, each fund does not invest more than 10% of assets in cash or cash equivalents.
equivalents
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average maturity       There is no limit on either fund's average maturity.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        The fund is diversified and, with respect to         The fund is diversified and cannot invest more
                       75% of total assets, cannot invest more than         than 5% of total assets in securities of a
                       5% of total assets in securities of a single         single issuer.
                       issuer.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives            The funds may invest in certain derivatives (investments whose value is based on indexes, securities or currencies).
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    In abnormal market conditions, the fund may          In abnormal circumstances, the fund may invest
positions              temporarily invest in investment-grade short-term    extensively in investment-grade short-term
                       securities.  In these and other cases, the fund      securities.  In these and other cases, the fund
                       might not achieve its goal.                          might not achieve its investment goal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                          Active Bond Fund                                    Bond Fund - Class I
------------------------------------------------------------------------------------------------------------------------------------
Sales charge           Shares are offered with no sales charge.

------------------------------------------------------------------------------------------------------------------------------------
Distribution and       Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                        Both Active Bond Fund and Bond Fund - Class I
------------------------------------------------------------------------------------------------------------------------------------
Buying shares      Investors may buy shares at their public offering price through a financial representative or the funds'
                   transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Active Bond Fund but can add to existing accounts.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial    $10,000. No minimum investment for retirement plans with at least 350 eligible employees.
investment
------------------------------------------------------------------------------------------------------------------------------------
Exchanging         Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any John
shares             Hancock Institutional Fund.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares     Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature
                   Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Net asset value    All purchases, exchanges and sales are made at a price based on the next determined net asset value per share
                   (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                   Exchange, which is normally 4:00 p.m. Eastern Time.
------------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended November 30, 2001, adjusted to reflect any changes. Bond Fund's Class I shares began on September 4, 2001 and expenses were projected as if Class I had been in existence for the entire year. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Bond Fund for the year ended November 30, 2001 assuming that a reorganization with Active Bond Fund had occurred December 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended November 30, 2001, adjusted to reflect any changes. Bond Fund's Class I shares began on September 4, 2001 and expenses were projected as if Class I had been in existence for the entire year. Bond Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on December 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Bond Fund's actual expenses or returns, either past or future.

                                                                                                                Bond Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 11/30/01)
                                                                                                                (Assuming
                                                                                     Active                   reorganization
                                                                                      Bond     Bond Fund           with
                                                                                      Fund      Class I     Active Bond Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase price)           none        none             none
Maximum sales charge imposed on reinvested dividends                                  none        none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,                none        none             none
  whichever is less
Redemption fee                                                                        none        none             none
Exchange fee                                                                          none        none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                        0.50%       0.50%            0.50%
Distribution and service (12b-1) fee                                                  none        none             none
Other expenses                                                                        1.05%       0.11%            0.11%
Total fund operating expenses                                                         1.55%       0.61%            0.61%
Expense reduction(1)                                                                  0.95%       none             none
Net fund operating expenses                                                           0.60%       0.61%            0.61%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                              $   61        $ 62             $ 62
Year 3                                                                              $  502        $195             $195
Year 5                                                                              $  970        $340             $340
Year 10                                                                             $2,264        $762             $762

(1) The Adviser has agreed to limit Active Bond Fund's total operating expenses to 0.60% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Active Bond Fund will transfer all of its assets to Bond Fund. Bond Fund will assume Active Bond Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Bond Fund will issue to Active Bond Fund Class I shares in an amount equal to the net assets attributable to Active Bond Fund's shares. These shares will immediately be distributed to Active Bond Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Active Bond Fund will end up as Class I shareholders of Bond Fund.

o     After the shares are issued, Active Bond Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

         ----------------                               ------------------
         Active Bond Fund                               Bond Fund receives
         transfers assets        Active Bond Fund        assets & assumes
          & liabilities            assets and             liabilities of
          To Bond Fund             liabilities           Active Bond Fund
         ----------------                               ------------------

         ----------------                                --------------
         Active Bond Fund                                Issues Class I
           shareholders                                      Shares
         ----------------                                --------------

                        Active Bond Fund receives Bond Fund
                          Class I shares and distributes
                             them to Active Bond Fund
                                   shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

---------------------------------------------------------------------------
Fund Asset Breakpoints                            Active Bond Fund
---------------------------------------------------------------------------
First $1.5 Billion                                     0.50%
---------------------------------------------------------------------------
Amount over $1.5 Billion                               0.45%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Fund Asset Breakpoints                               Bond Fund
---------------------------------------------------------------------------
First $1.5 Billion                                     0.50%
---------------------------------------------------------------------------
Next $500 Million                                      0.45%
---------------------------------------------------------------------------
Next $500 Million                                      0.40%
---------------------------------------------------------------------------
Amount over $2.5 Billion                               0.35%
---------------------------------------------------------------------------

Bond Fund's management fee rate of 0.50% and its pro forma management fee rate of 0.50% are the same as Active Bond Fund's management fee rate of 0.50%. Bond Fund's other expenses of 0.11% and its pro forma other expenses of 0.11% are lower than your fund's other expenses of 1.05%. Bond Fund's current annual expense ratio (equal to 0.61% of average net assets) and its pro forma expense ratio (equal to 0.61% of average net assets) are both slightly higher than Active Bond Fund's expense ratio (equal to 0.60% of average net assets) after the expense reduction. However, Active Bond Fund's expense ratio before the expense reduction is 1.55% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

------------------------------------------------------------------------------------------------------------------------------------
                                          Active Bond Fund                                         Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk     When interest rates rise, bond prices usually fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (call)      If interest rate movements cause the fund's mortgage-related and callable securities to be paid off
and extension risks    earlier or later than expected, the fund's share price or yield could be hurt.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk            The fund could lose money if the credit rating of any bond in its portfolio is downgraded or if the issuer of the bond defaults on its obligations. In general, lower-rated bonds involve more credit risk. The prices of lower-rated bonds may also be more volatile and more sensitive to adverse economic developments.
------------------------------------------------------------------------------------------------------------------------------------
Sector                 If the fund concentrates in certain sectors of the bond market, its performance could be worse than that
concentration risk     of the overall bond market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
------------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially inaccurate financial information and
securities risk        social or political instability. The prices of foreign bonds may also be more volatile and more sensitive to adverse economic developments occuring outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency risk  Unfavorable foreign currency exchange rates could                Not applicable because the fund invests only
                       reduce the value of bonds denominated in foreign                 in U.S. dollar-denominated bonds.
                       currencies.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
------------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Active Bond Fund will transfer all of its assets to Bond Fund and Bond Fund will assume all of Active Bond Fund's liabilities. This will result in the addition of Active Bond Fund's assets to Bond Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Bond Fund will issue to Active Bond Fund Class I shares in an amount equal to the net assets attributable to Active Bond Fund's shares. As part of the liquidation of Active Bond Fund, these shares will immediately be distributed to shareholders of record of Active Bond Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Active Bond Fund will end up as Class I shareholders of Bond Fund.

o After the shares are issued, the existence of Active Bond Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Active Bond Fund believes that the proposed reorganization will be advantageous to the shareholders of Active Bond Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Active Bond Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. this fund had $9.1 million in assets as of December 31, 2001). Active Bond Fund, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Active Bond Fund by absorbing expenses since the inception of the fund. Without these subsidies, Active Bond Fund would have had a substantially higher expense ratio and lower performance.

Second, that shareholders may be better served by a fund offering greater diversification. Bond Fund has a larger asset size than your fund and invests in the same types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Thrid, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Bond Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Bond Fund considered that the reorganization presents an excellent opportunity for Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Bond Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Active Bond Fund are the same as the rates paid by Bond Fund.

Bond Fund's management fee rate of 0.50% and pro forma management fee rate of 0.50% are the same as Active Bond Fund's management fee rate of 0.50%. Bond Fund's other expenses of 0.11% and its pro forma other expenses of 0.11%, are lower than Active Bond Fund's other expenses of 1.05%. Bond Fund's current annual expense ratio (0.61% of average net assets) and pro forma expense ratio (0.61% of average net assets) are both slightly higher than Active Bond Fund's current expense ratio (0.60% of average net assets) after the expense reduction. However, Active Bond Fund's expense ratio before the expense reduction is 1.55% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Active Bond Fund and Bond Fund as of November 30, 2001.

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN INDEPENDENCE BALANCED FUND AND BALANCED FUND

A proposal to approve an Agreement and Plan of Reorganization between Independence Balanced Fund and Balanced Fund. Under this Agreement, Independence Balanced Fund would transfer all of its assets to Balanced Fund in exchange for Class I shares of Balanced Fund. These shares would be distributed proportionately to the shareholders of Independence Balanced Fund. Balanced Fund would also assume Independence Balanced Fund's liabilities. Independence Balanced Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Independence Balanced Fund to Balanced Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                      Independence Balanced Fund                                  Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock                   A diversified series of John Hancock Investment
                          Institutional Series Trust.  The Trust is an           Trust.  The Trust is an open-end investment
                          open-end investment management company organized       management company organized as a Massachusetts
                          as a Massachusetts Business Trust.                     Business Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $16.9 million                                          $184.4 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser,       Investment Adviser:                                    Investment Adviser:
subadviser and            John Hancock Advisers, LLC                             John Hancock Advisers, LLC
portfolio managers
                          Subadviser:                                            Portfolio Managers:

                          Independence Investment LLC                            John F. Snyder, III
                          -A subsidiary of John Hancock Financial                -Executive Vice President of adviser
                             Services, Inc.                                      -Joined fund team in 1994
                          -Founded in 1982                                       -Joined adviser in 1991
                          -Supervised by the adviser                             -Began business career in 1971

                          Portfolio Managers:                                    Barry H. Evans, CFA
                          Team responsible for day-to-day investment             -Senior Vice President of adviser
                          management                                             -Joined fund team in 1996
                                                                                 -Joined adviser in 1986
                                                                                 -Began business career in 1986

                                                                                 Peter M. Schofield, CFA
                                                                                 -Vice President of adviser
                                                                                 -Joined fund team in 1996
                                                                                 -Joined adviser in 1996
                                                                                 -Portfolio manager at Geewax, Terker & Co.
                                                                                   (1984-1996)
                                                                                 Began business career in 1984
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks above-average total return through      The fund seeks current income, long-term growth of
                          capital appreciation and income.  This objective       capital and income and preservation of capital.
                          can be changed without shareholder approval.           This objective can be changed without shareholder
                                                                                 approval.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Primary Investments       The fund invests in a diversified portfolio of         The fund allocates its investments among a
                          investment-grade bonds and primarily                   diversified mix of debt and equity securities.
                          large-capitalization stocks. The bond                  The fund normally invests at least 25% of assets
                          portfolio's risk profile is substantially similar      in equity securities and at least 25% of assets
                          to that of the Lehman Brothers Aggregate Bond          in senior debt securities.
                          Index and the stock portfolio's risk profile is
                          substantially similar to that of the Standard &        At least 80% of the fund's common stock investments
                          Poor's 500 Index.                                      are "dividend performers."  These are companies
                                                                                 that have typically increased their dividend
                          The fund invests at least 25% of assets in senior      payments over time, or which the managers believe
                          debt securities and, in normal market conditions,      demonstrate the potential for above-average
                          at least 25% of assets in stocks.  The managers        stability of growth of earnings and dividends.
                          adjust the fund's asset mix according to changing      Historically, these companies have tended to have
                          market and economic conditions.  In normal market      large or medium market capitalizations.
                          conditions, the fund is almost entirely invested
                          in stocks and bonds.
                                                                                 The fund's investments in bonds
                                                                                 of any maturity are primarily investment grade
                                                                                 (rated BBB/Baa or above and their unrated
                                                                                 equivalents).

-----------------------------------------------------------------------------------------------------------------------------------
Junk bonds                The fund does not invest in junk bonds (bonds          The fund may invest up to 20% of assets in junk
                          rated as low as C and their unrated equivalents).      bonds rated below BBB/Baa and their unrated
                                                                                 equivalents.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities        The fund may invest in U.S. dollar-denominated         The fund may invest up to 35% of assets in U.S.
                          foreign securities.                                    dollar and foreign currency denominated securities
                                                                                 of foreign issuers.
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and       Each fund may invest in mortgage-backed and asset-backed securities.
asset-backed
securities
-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives               The fund does not normally use derivatives.            The fund may make limited use of certain
                                                                                 derivatives (investments whose value is based on
                                                                                 indexes, securities or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal market conditions, the fund may            In abnormal market conditions, the fund may
positions                 temporarily invest more than 75% of assets in          temporarily invest extensively in investment-grade
                          investment-grade short-term securities.  In these      short-term securities.  In these and other cases,
                          and other cases, the fund might not achieve its        the fund might not achieve its goal.
                          goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                     Independence Balanced Fund                             Balanced Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge              Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                     Both Independence Balanced Fund and Balanced Fund - Class I
--------------------------------------------------------------------------------
Buying shares        Investors may buy shares at their public offering price
                     through a financial representative or the funds' transfer
                     agent, John Hancock Signature Services, Inc. After March
                     15, 2002, investors will not be allowed to open new
                     accounts in Independence Balanced Fund but can add to
                     existing accounts.
--------------------------------------------------------------------------------
Minimum initial      $10,000.  No minimum investment for retirement plans with
investment           at least 350 eligible employees.
--------------------------------------------------------------------------------
Exchanging shares    Shareholders may exchange their shares for Class I shares
                     of other John Hancock funds, or for shares of any John
                     Hancock Institutional Fund.
--------------------------------------------------------------------------------
Selling shares       Shareholders may sell their shares by submitting a proper
                     written or telephone request to John Hancock Signature
                     Services, Inc.
--------------------------------------------------------------------------------
Net asset value      All purchases, exchanges and sales are made at a price
                     based on the next determined net asset value per share
                     (NAV) of the fund. Both funds' NAVs are determined at the
                     close of regular trading on the New York Stock Exchange,
                     which is normally 4:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended December 31, 2001, adjusted to reflect any changes. Balanced Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Balanced Fund for the year ended December 31, 2001 assuming that a reorganization with Independence Balanced Fund had occurred January 1, 2001. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended December 31, 2001, adjusted to reflect any changes. Balanced Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Balanced Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on January 1, 2001. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Balanced Fund's actual expenses or returns, either past or future.

                                                                                                              Balanced Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 12/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                             Independence      Balanced        Independence
                                                                             Balanced Fund    Fund Class I    Balanced Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase              none            none             none
   price)
Maximum sales charge imposed on reinvested dividends                              none            none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,            none            none             none
   whichever is less
Redemption fee                                                                    none            none             none
Exchange fee                                                                      none            none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                    0.70%           0.60%            0.60%
Distribution and service (12b-1) fee                                              none            none             none
Other expenses                                                                    0.39%           0.15%            0.15%
Total fund operating expenses                                                     1.09%           0.75%            0.75%
Expense reduction(1)                                                              0.19%           none             none
Net fund operating expenses                                                       0.90%           0.75%            0.75%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                          $  102           $  77            $  77
Year 3                                                                          $  338           $ 240            $ 240
Year 5                                                                          $  592           $ 417            $ 417
Year 10                                                                         $1,321           $ 930            $ 930

(1) The Adviser has agreed to limit Independence Balanced Fund's total operating expenses to 0.90% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Independence Balanced Fund will transfer all of its assets to Balanced Fund. Balanced Fund will assume Independence Balanced Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Balanced Fund will issue to Independence Balanced Fund Class I shares in an amount equal to the net assets attributable to Independence Balanced Fund's shares. These shares will immediately be distributed to Independence Balanced Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Independence Balanced Fund will end up as Class I shareholders of Balanced Fund.

o After the shares are issued, Independence Balanced Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

         ----------------                            -------------------
         Independence                                Balanced Fund
         Balanced Fund           Independence        receives assets &
         transfers assets        Balanced Fund       assumes liabilities
         & liabilities to        assets and          of Independence
         Balanced Fund           liabilities         Balanced Fund
         ----------------                            -------------------

          -------------                                -------------
          Independence                                 Issue
          Balanced Fund                                Class I
          shareholders                                 Shares
          -------------                                -------------

                 Independence Balanced Fund receives Balanced
                      Fund Class I shares and distributes
                      them to Independence Balanced Fund
                                 shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:


-----------------------------------------------------------------
Fund Asset Breakpoints             Independence Balanced Fund
-----------------------------------------------------------------
First $500 Million                            0.70%
-----------------------------------------------------------------
Amount over $500 Million                      0.65%
-----------------------------------------------------------------

-----------------------------------------------------------------
                                           Balanced Fund
-----------------------------------------------------------------
Fund Assets                                   0.60%
-----------------------------------------------------------------

Independence Investment, LLC ("Independence"), a wholly-owned subsidiary of John Hancock Financial Services, Inc., serves as subadviser to Independence Balanced Fund. In this capacity, Independence has primary responsibility for making investment decisions for Independence Balanced Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Independence receives its compensation from the Adviser, and Independence Balanced Fund pays no subadvisory fees over and above the management fee it pays to the Adviser. Independence receives subadvisory fees from the Adviser at the following rate: 60% of the advisory fee received by the Adviser.

Balanced Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than Independence Balanced Fund's management fee rate of 0.70%. Balanced Fund's other expenses of 0.15% and its pro forma other expenses of 0.15% are lower than Independence Balanced Fund's other expenses of 0.39%. Balanced Fund's current annual expense ratio (equal to 0.75% of average net assets) and its pro forma expense ratio (equal to 0.75% of average net assets) are both lower than Independence Balanced Fund's expense ratio (equal to 0.90% of average net assets) after the expense reduction. Independence Balanced Fund's expense ratio before the expense reduction is 1.09% and there is no guarantee that the expense limitation will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                  Independence Balanced Fund                                   Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk      The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment             The large capitalization stocks in which the fund        The large and medium capitalization stocks in which
category risk          primarily invests could fall out of favor with the       the fund primarily invests could fall out of favor
                       market, causing the fund to underperform funds that      with the market, causing the fund to underperform
                       focus on small or medium capitalization stocks.          funds that focus on small capitalization stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Medium                 Not applicable because the fund's stock investments      The fund's investments in medium capitalization
capitalization         are primarily large capitalization companies.            companies may be subject to larger and  more
company risk                                                                    erratic price movements than investments in large
                                                                                capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Interest               When interest rates rise, bond prices usually fall. Generally, an increase in the fund's average maturity
rate risk              will make it more sensitive to interest rate risk.
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (call)      If interest rate movements cause the fund's mortgage-related and callable securities to be paid off earlier
and extension          or later than expected, the fund's share price or yield could be hurt.
risks
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk            The fund could lose money if the credit rating of        The fund could lose money if the credit rating
                       any bond in its portfolio is downgraded or if the        of any bond in its portfolio is downgraded or if
                       issuer of the bond defaults on its obligations.          the issuer of the bond defaults on its
                                                                                obligations. In general, lower-rated bonds
                                                                                involve more credit risk. The prices of
                                                                                lower-rated bonds may also be more volatile and
                                                                                more sensitive to adverse economic developments.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially inadequate or inaccurate financial
securities risk        information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Not applicable because the fund invests only in          Unfavorable foreign currency exchange rates could
currency risk          U.S. dollar-denominated securities.                      reduce the value of securities denominated in
                                                                                foreign currencies.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Not applicable because the fund does not use             Certain derivative instruments can produce
                       derivatives.                                             disproportionate gains or losses and are riskier
                                                                                than direct investments. Also, in a down market
                                                                                derivatives could become harder to value or sell
                                                                                at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Independence Balanced Fund will transfer all of its assets to Balanced Fund and Balanced Fund will assume all of Independence Balanced Fund's liabilities. This will result in the addition of Independence Balanced Fund's assets to Balanced Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Balanced Fund will issue to Independence Balanced Fund Class I shares in an amount equal to the net assets attributable to Independence Balanced Fund's shares. As part of the liquidation of Independence Balanced Fund, these shares will immediately be distributed to shareholders of record of Independence Balanced Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Independence Balanced Fund will end up as Class I shareholders of Balanced Fund.

o After the shares are issued, the existence of Independence Balanced Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Independence Balanced Fund believes that the proposed reorganization will be advantageous to the shareholders of Independence Balanced Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Independence Balanced Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $16.9 million in assets as of December 31, 2001). Independence Balanced Fund, which as been in existence for approximately six years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Independence Balanced Fund by absorbing expenses since the inception of the fund. Without these subsidies, Independence Balanced Fund would have had a higher expense ratio and lower performance.

Second, that Balanced Fund's total expenses are lower than Independence Balanced Fund's total expenses. As a result of the reorganization, shareholders of Independence Balanced Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that the reorganization would permit Independence Balanced Fund's shareholders to pursue similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Balanced Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Balanced Fund considered that the reorganization presents an excellent opportunity for Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Balanced Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are higher than the rates paid by Balanced Fund.

Balanced Fund's management fee rate of 0.60% and pro forma management fee rate of 0.60%, are lower than Independence Balanced Fund's management fee rate of 0.70%. Balanced Fund's other expenses of 0.15% and its pro forma other expenses of 0.15% are lower than Independence Balanced Fund's other expenses of 0.39%. Balanced Fund's current annual expense ratio (0.75% of average net assets) and pro forma expense ratio (0.75% of average net assets) are both lower than Independence Balanced Fund's current expense ratio (0.90% of average net assets) after the expense reduction. Independence Balanced Fund's expense ratio before the expense reduction is 1.09% and there is no guarantee that the expense limitation will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Independence Balanced Fund and Balanced Fund as of December 31, 2001.

PROPOSAL 3
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN INTERNATIONAL EQUITY FUND AND INTERNATIONAL FUND

A proposal to approve an Agreement and Plan of Reorganization between International Equity Fund and International Fund. Under this Agreement, International Equity Fund would transfer all of its assets to International Fund in exchange for Class I shares of International Fund. These shares would be distributed proportionately to the shareholders of International Equity Fund. International Fund would also assume International Equity Fund's liabilities. International Equity Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of International Equity Fund to International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                   International Equity Fund                                  International Fund
------------------------------------------------------------------------------------------------------------------------------------
Business             A diversified series of John Institutional Series      A diversified series of John Hancock Investment Trust
                     Trust.  The trust is an open-end investment company    III.  The trust is an open-end investment company
                     organized as a Massachusetts business trust.           organized as a Massachusetts business trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of     $1.8 million                                           $15.4 million
December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser   Investment Adviser:                                    Investment Adviser:
and subadviser       John Hancock Advisers, LLC                             John Hancock Advisers, LLC

                     Subadviser:                                            Subadviser:

                     Nicholas-Applegate Capital Management                  Nicholas-Applegate Capital Management
                     -U.S. based team responsible for day-to-day            -U.S. based team responsible for day-to-day
                        investment management                                  investment management
                     -Managed fund since December 2000                      -Managed fund since December 2000
                     -Founded in 1984                                       -Founded in 1984
                     -Supervised by the adviser                             -Supervised by the adviser
------------------------------------------------------------------------------------------------------------------------------------
Investment           The fund seeks long-term growth of capital. This       The fund seeks long-term growth of capital. This
objective            objective can be changed without shareholder           objective can be changed without shareholder approval.
                     approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments  The fund invests at least 80% of assets in stocks of   The fund invests at least 80% of assets in stocks of
                     foreign companies. The fund does not maintain a        foreign companies. The fund does not maintain a fixed
                     fixed allocation of assets, either with respect to     allocation of assets, either with respect to
                     securities type or geography. The managers allocate    securities type or geography. The managers allocate
                     the fund's assets among securities of countries that   the fund's assets among securities of countries that
                     are expected to provide the best opportunities for     are expected to provide the best opportunities for
                     meeting the fund's investment objective.               meeting the fund's investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Other investments    Each fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and
                     Global Depositary Receipts ("GDRs").
------------------------------------------------------------------------------------------------------------------------------------
Emerging market      Each fund may invest up to 30% of assets in emerging markets.
securities
------------------------------------------------------------------------------------------------------------------------------------
Diversification      Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives          Each fund may use of certain derivatives (investments whose value is based on indexes, securities, or currencies).
------------------------------------------------------------------------------------------------------------------------------------
Temporary            In abnormal market conditions, each fund may temporarily invest more than 20% of assets in investment-grade defensive positions  short-term securities. In these and other cases, the fund might not achieve its goal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHARES
------------------------------------------------------------------------------------------------------------------------------------
                     International Equity Fund                               International Fund -- Class I
------------------------------------------------------------------------------------------------------------------------------------
Sales charge         Shares are offered with no sales charge.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and     Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                 Both International Equity Fund and International Fund -- Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares        Investors may buy shares at their public offering price through a financial representative or the funds'
                     transfer agent, John Hancock Signature Services, Inc.  After March 15, 2002, investors will not be allowed to open new accounts in International Equity Fund but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial      $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any
                     John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                     Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value      All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                     Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. International Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of International Fund for the year ended October 31, 2001 assuming that a reorganization with International Equity Fund had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. International Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. International Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of International Fund's actual expenses or returns, either past or future.

                                                                                                               International
                                                                                                                   Fund
                                                                                                                  Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                              ended 10/31/01)
                                                                                                                 (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                           International    International      International
                                                                            Equity Fund      Fund Class I      Equity Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase            none             none              none
   price)
Maximum sales charge imposed on reinvested dividends                            none             none              none
Maximum deferred sales charge (load) as a % of purchase or sale                 none             none              none
   price, whichever is less
Redemption fee                                                                  none             none              none
Exchange fee                                                                    none             none              none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                  0.90%            1.00%             1.00%
Distribution and service (12b-1) fee                                            none             none              none
Other expenses                                                                  3.28%            1.55%             1.42%
Total fund operating expenses                                                   4.18%            2.55%             2.42%
Expense reduction                                                               3.18%(1)         1.60%(2)          1.47%(2)
Net fund operating expenses                                                     1.00%            0.95%             0.95%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                         $  102          $   97            $   97
Year 3                                                                         $  979          $  641            $  614
Year 5                                                                         $1,870          $1,211            $1,157
Year 10                                                                        $4,162          $2,765            $2,644

(1) The Adviser has agreed to limit International Equity Fund's operating expenses to 1.00% of the fund's average daily net assets at least until June 30, 2002.
(2) The adviser has agreed to limit International Fund's operating expenses, excluding 12b-1 and transfer agent fees, to 0.90% of the fund's average daily net assets at least until February 28, 2003.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. International Equity Fund will transfer all of its assets to International Fund. International Fund will assume International Equity Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o International Fund will issue to International Equity Fund Class I shares in an amount equal to the net assets attributable to International Equity Fund's shares. These shares will immediately be distributed to International Equity Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of International Equity Fund will end up as Class I shareholders of International Fund.

o     After the shares are issued, International Equity Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

         --------------------                       -------------------
         International Equity                       International Fund
         Fund transfers           International     receives assets &
         assets & liabilities     Equity Fund       assumes liabilities
         to International         assets and        of International
         Fund                     liabilities       Equity Fund
         --------------------                       -------------------

            -------------                             --------------
            International                             Issues
            Equity Fund                               Class I
            shareholders                              Shares
            -------------                             --------------

                 International Equity Fund receives Inernational
                       Fund Class I shares and distributes
                        them to International Equity Fund
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

-------------------------------------------------------------------------
Fund Asset Breakpoints                  International Equity Fund
-------------------------------------------------------------------------
First $500 Million                               0.900%
-------------------------------------------------------------------------
Amount over $500 Million                         0.650%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Fund Asset Breakpoints                     International Fund
-------------------------------------------------------------------------
First $250 Million                               1.000%
-------------------------------------------------------------------------
Next $250 Million                                0.800%
-------------------------------------------------------------------------
Next $250 Million                                0.750%
-------------------------------------------------------------------------
Amount over $750 Million                         0.625%
-------------------------------------------------------------------------

Nicholas-Applegate Capital Management ("Nicholas-Applegate") serves as subadviser to both the Acquired Fund and the Acquiring Fund. In this capacity, Nicholas-Applegate has primary responsibility for making investment decisions for each Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Nicholas-Applegate receives its compensation from the Adviser, and the Funds pay no subadvisory fees over and above the management fee they pay to the Adviser. Nicholas-Applegate receives subadvisory fees from the Adviser at the same rate for the Acquired Fund and the Acquiring Fund: (i) 0.50% of the first $500 Million of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500 Million.

International Fund's management fee rate of 1.00% and its pro forma management fee rate of 1.00% are higher than International Equity Fund's management fee rate of 0.90%. International Fund's other expenses of 1.55% and its pro forma other expenses of 1.42% are lower than International Equity Fund's other expenses of 3.28%. International Fund's current annual expense ratio (equal to 0.95% of average net assets) and its pro forma expense ratio (equal to 0.95% of average net assets) are both lower than International Equity Fund's expense ratio (equal to 1.00% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 4.18%. International Fund's expense ratio before the expense reduction is 2.55%.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                    International Equity Fund                                   International Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock                  The value of securities in the fund may go down in response to overall stock market movements. Markets
market risk            tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors or geographic regions, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments are riskier than investments in U.S. companies. The special risks of foreign
investment risk        investments include:
                       o     Economic, political and social instability
                       o     Lack of reliable, publicly available information
                       o     Limited or excessive government regulation
                       o     Adverse governmental actions ranging from tax law changes to the collapse of governments
                       o     Lack of liquidity
                       o     Foreign currency exchange rate fluctuations
                       o     Restrictions on currency transfers
                       o     Foreign ownership limits
                       These risks are more severe in emerging market countries.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. International Equity Fund will transfer all of its assets to International Fund and International Fund will assume all of International Equity Fund's liabilities. This will result in the addition of International Equity Fund's assets to International Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o International Fund will issue to International Equity Fund Class I shares in an amount equal to the net assets attributable to International Equity Fund's shares. As part of the liquidation of International Equity Fund, these shares will immediately be distributed to shareholders of record of International Equity Fund in proportion to their holdings on the reorganization date. As a result, shareholders of International Equity Fund will end up as shareholders of International Fund.

o After the shares are issued, the existence of International Equity Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of International Equity Fund believes that the proposed reorganization will be advantageous to the shareholders of International Equity Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that International Equity Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $1.8 million in assets as of December 31, 2001). International Equity Fund, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized International Equity Fund by absorbing expenses since the inception of the fund. Without these subsidies, International Equity Fund would have had a substantially higher expense ratio and lower performance.

Second, that International Fund's total expenses are lower than International Equity Fund's total expenses. As a result of the reorganization, shareholders of International Equity Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that the reorganization would permit International Equity Fund's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

The board of trustees of International Fund considered that the reorganization presents an excellent opportunity for International Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to International Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by International Equity Fund are higher than the rates paid by International Fund.

International Fund's management fee rate of 1.00% and pro forma management fee rate of 1.00% are higher than your fund's management fee rate of 0.90%. International Fund's other expenses of 1.55% and its pro forma other expenses of 1.42% are lower than your fund's other expenses of 3.28%. International Fund's current annual expense ratio (0.95% of average net assets) and pro forma expense ratio (0.95% of average net assets) are both lower than your fund's current expense ratio (1.00% of average net assets) after the expense reductions. Your fund's expense ratio before the expense reduction is 4.18%. International Fund's expense ratio before the expense reduction is 2.55%.

Comparative Performance. The trustees also took into consideration the relative performance of International Equity Fund and International Fund as of December 31, 2001.

PROPOSAL 4
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN MEDIUM CAPITALIZATION GROWTH FUND AND MID CAP GROWTH FUND

A proposal to approve an Agreement and Plan of Reorganization between Medium Capitalization Growth Fund and Mid Cap Growth Fund. Under this Agreement, Medium Capitalization Growth Fund would transfer all of its assets to Mid Cap Growth Fund in exchange for Class I shares of Mid Cap Growth Fund. These shares would be distributed proportionately to the shareholders of Medium Capitalization Growth Fund. Mid Cap Growth Fund would also assume Medium Capitalization Growth Fund's liabilities. Medium Capitalization Growth Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Medium Capitalization Growth Fund to Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                               Medium Capitalization Growth Fund                             Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of John Hancock Institutional    A diversified series of John Hancock Investment Trust
                      Series Trust. The trust is an open-end investment     III. The trust is an open-end investment company
                      company organized as a Massachusetts business trust.  organized as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of      $5.6 million                                          $208.2 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser    Investment adviser:                                   Investment adviser:
and portfolio         John Hancock Advisers, LLC                            John Hancock Advisers, LLC
managers
                      Portfolio Managers:                                   Portfolio Managers:

                      Paul J. Berlinguet                                    Paul J. Berlinguet
                      -Vice president of adviser                            -Vice president of adviser
                      -Joined fund team in 2001                             -Joined fund team in 2001
                      -Joined adviser in 2001                               -Joined adviser in 2001
                      -U.S. equity investment manager                       -U.S. equity investment manager
                         at Baring America Asset                               at Baring America Asset
                         Management (1989-2001)                                Management (1989-2001)
                      -Began business career in 1986                        -Began business career in 1986

                      Robert J. Uek, CFA                                    Robert J. Uek, CFA
                      -Vice president of adviser                            -Vice president of adviser
                      -Joined fund team in 2001                             -Joined fund team in 2001
                      -Joined adviser in 1997                               -Joined adviser in 1997
                      -Corporate finance manager                            -Corporate finance manager
                        at Ernst & Young (1994-1997)                          at Ernst & Young (1994-1997)
                      -Began business career in 1990                        -Began business career in 1990

                      Timothy N. Manning                                    Timothy N. Manning
                      -Joined fund team in 2000                             -Joined fund team in 2000
                      -Joined adviser in 2000                               -Joined adviser in 2000
                      -Analyst at State Street Research                     -Analyst at State Street Research
                         (1999-2000)                                           (1999-2000)
                      -Equity research associate at                         -Equity research associate at
                         State Street Research (1996-1999)                     State Street Research (1996-1999)
                      -Began business career in 1993                        -Began business career in 1993
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective  The fund seeks long-term capital appreciation. This   The fund seeks long-term capital appreciation. This
                      objective can be changed without shareholder          objective can be changed without shareholder
                      approval.                                             approval.
-----------------------------------------------------------------------------------------------------------------------------------
Primary investments   The fund invests at least 80% of assets in stocks     The fund invests at least 80% of assets in stocks of
                      of medium-capitalization companies (companies in      medium-capitalization companies (companies in the
                      the capitalization range of the Russell Midcap        capitalization range of the Russell Midcap Growth
                      Growth Index, which was $_____ million to $_____      Index, which was $_____ million to $_____ billion on
                      billion on February 28, 2002).  In managing the       February 28, 2002).  In managing the portfolio, the
                      portfolio, the managers use quantitative screens to   managers seek to identify companies with
                      identify companies with at least 15% annual           above-average earnings growth.
                      earnings growth, expanding profit margins, and
                      projected price/earnings ratios below their
                      earnings growth rate.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities    Each fund may invest up to 10% of assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Diversification        Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
-----------------------------------------------------------------------------------------------------------------------------------
Cash and cash          Each fund normally has less than 10% of assets in cash and cash equivalents.
equivalents
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives            Each fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary              In abnormal market conditions, each fund may temporarily invest in U.S. government securities with
defensive              maturities of up to three years, and may also invest more than 10% of assets in cash and/or cash
positions              equivalents. In these and other cases, a fund might not achieve its goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                       Medium Capitalization Growth Fund                       Mid Cap Growth Fund -- Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge           Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and       Shares are not subject to a 12b-1 distribution fee.
Service (12b-1)
fee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                       Both Medium Capitalization Growth Fund and Mid Cap Growth Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares          Investors may buy shares at their public offering price through a financial representative or the funds'
                       transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Medium Capitalization Growth Fund but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial        $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging             Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of
shares                 any shares John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares         Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                       Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value        All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                       Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. Mid Cap Growth Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Mid Cap Growth Fund for the year ended October 31, 2001 assuming that a reorganization with Medium Capitalization Growth Fund had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. Mid Cap Growth Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Mid Cap Growth Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Mid Cap Growth Fund's actual expenses or returns, either past or future.

                                                                                                              Mid Cap Growth
                                                                                                                   Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 10/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                                 Medium         Mid Cap           Medium
                                                                             Capitalization   Growth Fund     Capitalization
                                                                              Growth Fund       Class I        Growth Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase              none            none             none
   price)
Maximum sales charge imposed on reinvested dividends                              none            none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,            none            none             none
   whichever is less
Redemption fee                                                                    none            none             none
Exchange fee                                                                      none            none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                    0.80%           0.80%            0.80%
Distribution and service (12b-1) fee                                              none            none             none
Other expenses                                                                    0.93%           0.14%            0.14%
Total fund operating expenses                                                     1.73%           0.94%            0.94%
Expense reduction(1)                                                              0.83%           none             none
Net fund operating expenses                                                       0.90%           0.94%            0.94%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                          $  119          $   96           $   96
Year 3                                                                          $  490          $  300           $  300
Year 5                                                                          $  886          $  520           $  520
Year 10                                                                         $1,994          $1,155           $1,155

(1) The Adviser has agreed to limit Medium Capitalization Growth Fund's expenses to 0.90% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Medium Capitalization Growth Fund will transfer all of its assets to Mid Cap Growth Fund. Mid Cap Growth Fund will assume Medium Capitalization Growth Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Mid Cap Growth Fund will issue to Medium Capitalization Growth Fund Class I shares in an amount equal to the net assets attributable to Medium Capitalization Growth Fund's shares. These shares will immediately be distributed to Medium Capitalization Growth Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Medium Capitalization Growth Fund will end up as Class I shareholders of Mid Cap Growth Fund.

o After the shares are issued, Medium Capitalization Growth Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

       ---------------------                          ----------------------
       Medium Capitalization       Medium             Mid Cap Growth Fund
       Growth Fund transfers       Capitalization     receives assets &
       assets & liabilities        Growth Fund        assumes liabilities of
       to Mid Cap Growth Fund      assets and         Medium Capitalization
                                   liabilities        Growth Fund
       ----------------------                         ----------------------

          --------------                                 --------------
          Medium                                         Issues
          Capitalization                                 Class I
          Growth Fund                                    Shares
          shareholders
          --------------                                 --------------

            Medium Capitalization Growth Fund receives Mid Cap Growth
                       Fund Class I shares and distributes
                    them to Medium Capitalization Growth Fund
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

------------------------------------------------------------------------------
Fund Asset Breakpoints                     Medium Capitalization Growth Fund
------------------------------------------------------------------------------
First $500 Million                                      0.80%
------------------------------------------------------------------------------
Amount over $500 Million                                0.75%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fund Asset Breakpoints                           Mid Cap Growth Fund
------------------------------------------------------------------------------
First $500 Million                                      0.80%
------------------------------------------------------------------------------
Next $500 Million                                       0.75%
------------------------------------------------------------------------------
Amount over $1 Billion                                  0.70%
------------------------------------------------------------------------------

Mid Cap Growth Fund's management fee rate of 0.80% and its pro forma management fee rate of 0.80% are the same as Medium Capitalization Growth Fund's management fee rate of 0.80%. Mid Cap Growth Fund's other expenses of 0.14% and its pro forma other expenses of 0.14% are lower than Medium Capitalization Growth Fund's other expenses of 0.93%. Mid Cap Growth Fund's current annual expense ratio (equal to 0.94% of average net assets) and its pro forma expense ratio (equal to 0.94% of average net assets) are both slightly higher than Medium Capitalization Growth Fund's expense ratio (equal to 0.90% of average net assets) after the expense reduction. Medium Capitalization Growth Fund's expense ratio before the expense reduction is 1.73% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                Medium Capitalization Growth Fund                            Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk      The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment             The medium capitalization growth stocks in which the fund primarily invests could fall out of favor with
category risk          the market. This could cause the fund to underperform funds that focus on large or small capitalization stocks or on value stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Medium                 The fund's investments in small or medium capitalization companies may be subject to larger and more
capitalization         erratic price movements than investments in large capitalization companies.
company risk
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially unfavorable currency exchange rates,
securities risk        inadequate or inaccurate financial information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Medium Capitalization Growth Fund will transfer all of its assets to Mid Cap Growth Fund and Mid Cap Growth Fund will assume all of Medium Capitalization Growth Fund's liabilities. This will result in the addition of Medium Capitalization Growth Fund's assets to Mid Cap Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Mid Cap Growth Fund will issue to Medium Capitalization Growth Fund Class I shares in an amount equal to the net assets attributable to Medium Capitalization Growth Fund's shares. As part of the liquidation of Medium Capitalization Growth Fund, these shares will immediately be distributed to shareholders of record of Medium Capitalization Growth Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Medium Capitalization Growth Fund will end up as shareholders of Mid Cap Growth Fund.

o After the shares are issued, the existence of Medium Capitalization Growth Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Medium Capitalization Growth Fund believes that the proposed reorganization will be advantageous to the shareholders of Medium Capitalization Growth Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Medium Capitalization Growth Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $5.6 million in assets as of December 31, 2001). Medium Capitalization Growth Fund, which as been in existence for approximately seven years, has not grown to an acceptable asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Medium Capitalization Growth Fund by absorbing expenses since the inception of the fund. Without these subsidies, Medium Capitalization Growth Fund would have had a substantially higher expense ratio and lower performance.

Second, that Mid Cap Growth Fund's total expenses are lower than Medium Capitalization Growth Fund's total expenses before taking into account the Adviser's agreement to limit Medium Capitalization Growth Fund's expenses. As a result of the reorganization, shareholders of Medium Capitalization Growth Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay if the expense reduction is not extended beyond June 30, 2002.

Third, that the reorganization would permit Medium Capitalization Growth Fund's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Mid Cap Growth Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Mid Cap Growth Fund considered that the reorganization presents an excellent opportunity for Mid Cap Growth Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Mid Cap Growth Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Medium Capitalization Growth Fund are the same as the rates paid by Mid Cap Growth Fund.

Mid Cap Growth Fund's management fee rate of 0.80%% and pro forma management fee rate of 0.80%, are the same as Medium Capitalization Growth Fund's management fee rate of 0.80%. Mid Cap Growth Fund's other expenses of 0.14% and its pro forma other expenses of 0.14% are lower than Medium Capitalization Growth Fund's other expenses of 0.93%. Mid Cap Growth Fund's current annual expense ratio (0.94% of average net assets) and pro forma expense ratio (0.94% of average net assets) are both slightly higher than Medium Capitalization Growth Fund's current expense ratio (0.90% of average net assets) after the expense reduction. Medium Capitalization Growth Fund's expense ratio before the expense reduction is 1.73% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Medium Capitalization Growth Fund and Mid Cap Growth Fund as of December 31, 2001.

PROPOSAL 5
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SMALL CAP EQUITY FUND Y AND SMALL CAP EQUITY FUND

A proposal to approve an Agreement and Plan of Reorganization between Small Cap Equity Fund Y and Small Cap Equity Fund. Under this Agreement, Small Cap Equity Fund Y would transfer all of its assets to Small Cap Equity Fund in exchange for Class I shares of Small Cap Equity Fund. These shares would be distributed proportionately to the shareholders of Small Cap Equity Fund Y. Small Cap Equity Fund would also assume Small Cap Equity Fund Y's liabilities. Small Cap Equity Fund Y's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Small Cap Equity Fund Y to Small Cap Equity Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                       Small Cap Equity Fund Y                                Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock                A diversified series of John Hancock Investment
                          Institutional Series Trust.  The Trust is an        Trust II.  The Trust is an open-end investment
                          open-end investment management company organized    management company organized as a Massachusetts
                          as a Massachusetts Business Trust.                  Business Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $35.1 million                                       $980.7 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser:                                 Investment Adviser:
portfolio managers        John Hancock Advisers, LLC                          John Hancock Advisers, LLC

                          Portfolio Managers:                                 Portfolio Managers:

                          James S. Yu, CFA                                    James S. Yu, CFA
                          -Vice President of adviser                          -Vice President of adviser
                          -Joined fund team in 2000                           -Joined fund team in 2000
                          -Joined adviser in 2000                             -Joined adviser in 2000
                          -Analyst at Merrill Lynch Asset Management          -Analyst at Merrill Lynch Asset Management
                             (1998-2000)                                         (1998-2000)
                          -Analyst at Gabelli & Company (1995-1998)           -Analyst at Gabelli & Company (1995-1998)
                          -Began business career in 1990                      -Began business career in 1990

                          Roger C. Hamilton                                   Roger C. Hamilton
                          -Vice President of adviser                          -Vice President of adviser
                          -Joined fund team in 1999                           -Joined fund team in 1999
                          -Joined adviser in 1994                             -Joined adviser in 1994
                          -Began business career in 1980                      -Began business career in 1980
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks capital appreciation.  This          The fund seeks capital appreciation.
                          objective can be changed without shareholder
                          approval.
-----------------------------------------------------------------------------------------------------------------------------------
Primary Investments       The fund normally invests at least 80% of assets    The fund normally invests at least 80% of assets in
                          in stocks of small-capitalization companies         stocks of small-capitalization companies (companies
                          (companies in the capitalization range of the       in the capitalization range of the Russell 2000
                          Russell 2000 Index, which was $___ million to       Index, which was $___ million to $___ billion as of
                          $___ billion as of February 28, 2002).              February 28, 2002).

                          In managing the portfolio, the managers emphasize   In managing the portfolio, the managers emphasize a
                          a value-oriented approach to individual stock       value-oriented approach to individual stock
                          selection.  With the aid of proprietary financial   selection.  With the aid of proprietary financial
                          models, the management team looks for companies     models, the management team looks for U.S. and
                          that are selling at what appear to be substantial   foreign companies that are selling at what appear
                          discounts to their long-term value.  These          to be substantial discounts to their long-term
                          companies often have identifiable catalysts for     value.  These companies often have identifiable
                          growth, such as new products, business              catalysts for growth, such as new products,
                          reorganizations, or mergers.                        business reorganizations, or mergers.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities        Each fund invests primarily in stocks of U.S. companies, but may invest up to 15% of assets in a basket
and bonds                 of foreign securities and bonds rated as low as CC/Ca and their unrated equivalents.  (Bonds rated below BBB/Baa are considered junk bonds.)
-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Derivatives               Each fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal market conditions, each fund may temporarily invest extensively in investment-grade
positions                 short-term securities.  In these and other cases, a fund might not achieve its goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                       Small Cap Equity Fund Y                          Small Cap Equity Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge              Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                      Small Cap Equity Fund Y                          Small Cap Equity Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             Investors may buy shares at their public offering price through a financial representative or the funds'
                          transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Small Cap Equity Fund Y but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial           $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares         Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                          Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value           All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                          Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. Small Cap Equity Fund's Class I shares began operations on August 15, 2001. As a result, expenses were projected as if Class I had been in existence for the entire year. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Small Cap Equity Fund for the year ended October 31, 2001 assuming that a reorganization with Small Cap Equity Fund Y had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. Small Cap Equity Fund's Class I shares began operations on August 15, 2001. As a result, expenses were projected as if Class I had been in existence for the entire year. Small Cap Equity Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Small Cap Equity Fund's actual expenses or returns, either past or future.

                                                                                                            Small Cap Equity
                                                                                                               Fund Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 10/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                              Small Cap            with
                                                                              Small Cap      Equity Fund     Small Cap Equity
                                                                            Equity Fund Y      Class I           Fund Y)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase             none            none              none
   price)
Maximum sales charge imposed on reinvested dividends                             none            none              none
Maximum deferred sales charge (load) as a % of purchase or sale price,           none            none              none
   whichever is less
Redemption fee                                                                   none            none              none
Exchange fee                                                                     none            none              none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                   0.70%           0.70%             0.70%
Distribution and service (12b-1) fee                                             none            none              none
Other expenses                                                                   0.34%           0.13%             0.13%
Total fund operating expenses                                                    1.04%           0.83%             0.83%
Expense reduction(1)                                                             0.24%           none              none
Net fund operating expenses                                                      0.80%           0.83%             0.83%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                         $   90          $   85            $   85
Year 3                                                                         $  315          $  265            $  265
Year 5                                                                         $  558          $  460            $  460
Year 10                                                                        $1,257          $1,025            $1,025

(1) The Adviser has agreed to limit Small Cap Equity Fund Y's operating expenses to 0.80% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Small Cap Equity Fund Y will transfer all of its assets to Small Cap Equity Fund. Small Cap Equity Fund will assume Small Cap Equity Fund Y's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Small Cap Equity Fund will issue to Small Cap Equity Fund Y Class I shares in an amount equal to the net assets attributable to Small Cap Equity Fund Y's shares. These shares will immediately be distributed to Small Cap Equity Fund Y's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Small Cap Equity Fund Y will end up as Class I shareholders of Small Cap Equity Fund.

o     After the shares are issued, Small Cap Equity Fund Y will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

        --------------------                        --------------------
        Small Cap Equity                            Small Cap Equiaty
        Fund Y transfers          Small Cap         Fund receives
        assets & liabilities      Equity Fund Y     assets & assumes
        to Small Cap Equity       assets and        liabilities of Small
        Fund                      liabilities       Cap Equity Fund Y
        --------------------                        --------------------

          --------------                               --------------
          Small Cap                                    Issues
          Equiaty Fund Y                               Class I
          shareholders                                 Shares
          --------------                               --------------

                Small Cap Equity Fund Y receives Small Cap Equity
                       Fund Class I shares and distributes
                         them to Small Cap Equity Fund Y
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

--------------------------------------------------------------------------------
Fund Asset Breakpoints                        Small Cap Equity Fund Y
--------------------------------------------------------------------------------
First $500 Million                                     0.70%
--------------------------------------------------------------------------------
Amount over $500 Million                               0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Small Cap Equity Fund
--------------------------------------------------------------------------------
Fund Assets                                            0.70%
--------------------------------------------------------------------------------

Small Cap Equity Fund's management fee rate of 0.70% and its pro forma management fee rate of 0.70% are the same as your fund's management fee rate of 0.70%. Small Cap Equity Fund's other expenses of 0.13% and its pro forma other expenses of 0.13% are lower than your fund's other expenses of 0.34%. Small Cap Equity Fund's current annual expense ratio (equal to 0.83% of average net assets) and its pro forma expense ratio (equal to 0.83% of average net assets) are both slightly higher than your fund's expense ratio (equal to 0.80% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 1.04% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                        Small Cap Equity Fund Y                               Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk         The value of securities in the fund may go down in response to overall stock market movements.  Markets tend to move in cycles, with periods of rising prices and periods of falling prices.  Stocks tend to go up and down in value more than bonds.  If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk              The manager and its strategy may fail to produce the intended results.  The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment category risk  The small capitalization value stocks in which the fund primarily invests could fall out of favor with the market.  This could cause the fund to underperform funds that focus on large or medium capitalization stocks or on growth stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Small and medium          The fund's investments in small or medium capitalization companies may be subject to larger and more
capitalization company    erratic price movements than investments in established large capitalization companies.  Many smaller
risk                      companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.
-----------------------------------------------------------------------------------------------------------------------------------
Initial public offering   A significant part of the fund's return may at times be attributable to investments in IPOs.  Many IPO
(IPO) risk                stocks are issued by, and involve the risks associated with, small and medium capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Bond Risk                 The credit rating of any bond in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations.  Bond prices generally fall when interest rates rise.  This risk is greater for longer maturity bonds.  Junk bond prices can fall on bad news about the economy, an industry or a company.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities risk   Foreign investments involve additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk          Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments.  Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and valuation   In a down or unstable market, the fund's investments could become harder to value accurately or to sell
risks                     at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk             In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance.  The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Small Cap Equity Fund Y will transfer all of its assets to Small Cap Equity Fund and Small Cap Equity Fund will assume all of Small Cap Equity Fund Y's liabilities. This will result in the addition of Small Cap Equity Fund Y's assets to Small Cap Equity Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Small Cap Equity Fund will issue to Small Cap Equity Fund Y Class I shares in an amount equal to the net assets attributable to Small Cap Equity Fund Y's shares. As part of the liquidation of Small Cap Equity Fund Y, these shares will immediately be distributed to shareholders of record of Small Cap Equity Fund Y in proportion to their holdings on the reorganization date. As a result, shareholders of Small Cap Equity Fund Y will end up as shareholders of Small Cap Equity Fund.

o After the shares are issued, the existence of Small Cap Equity Fund Y will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Small Cap Equity Fund Y believes that the proposed reorganization will be advantageous to the shareholders of Small Cap Equity Fund Y for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Small Cap Equity Fund Y does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $35.1 million in assets as of December 31, 2001). Small Cap Equity Fund Y, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Small Cap Equity Fund Y by absorbing expenses since the inception of the fund. Without these subsidies, Small Cap Equity Fund Y would have had a substantially higher expense ratio and lower performance.

Second, that Small Cap Equity Fund's total expenses are lower than Small Cap Equity Fund Y's total expenses before taking into account the Adviser's agreement to limit Small Cap Equity Fund Y's expenses. As a result of the reorganization, shareholders of Small Cap Equity Fund Y will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay if the expense reduction is not extended beyond June 30, 2002.

Third, that the reorganization would permit Small Cap Equity Fund Y's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Small Cap Equity Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Small Cap Equity Fund considered that the reorganization presents an excellent opportunity for Small Cap Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Small Cap Equity Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are the same as the rates paid by Small Cap Equity Fund.

Small Cap Equity Fund's management fee rate of 0.70% and pro forma management fee rate of 0.70% are the same as your fund's management fee rate of 0.70%. Small Cap Equity Fund's other expenses of 0.13% and its pro forma other expenses of 0.13% are lower than your fund's other expenses of 0.34%. Small Cap Equity Fund's current annual expense ratio (0.83% of average net assets) and pro forma expense ratio (0.83% of average net assets) are both slightly higher than your fund's current expense ratio (0.80% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 1.04% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Small Cap Equity Fund as of December 31, 2001.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of the Reorganization

Each reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds in each respective reorganization receive a satisfactory opinion from Hale and Dorr LLP, counsel to the Acquired Funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code").

As a result, for federal income tax purposes:

o No gain or loss will be recognized by each Acquired Fund upon (1) the transfer of all of its assets to the respective Acquiring Fund as described above or (2) the distribution by each Acquired Fund of Acquiring Fund shares to Acquired Fund shareholders;

o No gain or loss will be recognized by each Acquiring Fund upon the receipt of each respective Acquired Fund's assets solely in exchange for the issuance of Acquiring Fund shares and the assumption of all of Acquired Fund liabilities by each respective Acquiring Fund;

o The basis of the assets of each Acquired Fund acquired by each respective Acquiring Fund will be the same as the basis of those assets in the hands of each respective Acquired Fund immediately before the transfer;

o The tax holding period of the assets of each Acquired Fund in the hands of each respective Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o The shareholders of each Acquired Fund will not recognize gain or loss upon the exchange of all their shares of the Acquired Funds solely for Acquiring Fund shares as part of the reorganization;

o The basis of Acquiring Fund shares received by Acquired Fund shareholders in the reorganization will be the same as the basis of the shares of each Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares that Acquired Fund shareholders receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the reorganization date.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of shares of the respective Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the reorganization until they have surrendered their Acquired Fund share certificates or delivered an Affidavit. The Acquiring Funds will not issue share certificates in the reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of each Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including each corresponding Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired and Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay each Acquired Fund's merger costs and International Fund's merger costs, and each other Acquiring Fund will pay its own costs incurred in connection with entering into and carrying out the provisions of the Agreements, whether or not a reorganization occurs. With respect to each proposal, the expenses for each fund are estimated to be approximately $14,600 for Active Bond Fund and $12,200 for Bond Fund; $14,000 for Independence Balanced Fund and $12,000 for Balanced Fund; $14,000 for International Equity Fund and $12,000 for International Fund; $14,000 for Medium Capitalization Growth Fund and $12,000 for Mid Cap Growth Fund; and $14,200 for Small Cap Equity Fund Y and $12,000 for Small Cap Equity Fund.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of the date specified for each proposal, and the pro forma combined capitalization of both funds as if each reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between the date specified and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

It is impossible to predict how many shares of each Acquiring Fund will actually be received and distributed by each corresponding Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

Net assets for each fund are disclosed on the fund level. The Net Asset Value per share and shares outstanding are referenced for each Fund's institutional class. With respect to Balanced Fund, International Fund and Mid Cap Growth Fund, the Net Asset Value per share is referenced for Class A shares, as Class I shares were not operational as of the dates specified in the tables.

--------------------------------------------------------------------------------
Proposal 1*                  Active Bond Fund     Bond Fund            Pro Forma
--------------------------------------------------------------------------------
Net Assets (millions)              $9.2            $1,452.2            $1,461.4
--------------------------------------------------------------------------------
Net Asset Value Per Share         $8.73             $14.95              $14.95
--------------------------------------------------------------------------------
Shares Outstanding                1,055,248        668                  616,933
--------------------------------------------------------------------------------
*If the reorganization had taken place on November 30, 2001.

The table reflects pro forma exchange ratios of approximately 0.584 Class I shares of Bond Fund being issued for each share of Active Bond Fund

--------------------------------------------------------------------------------
Proposal 2*                    Independence       Balanced Fund       Pro Forma
                              Balanced Fund
--------------------------------------------------------------------------------
Net Assets (millions)             $16.9                $184.4          $201.3
--------------------------------------------------------------------------------
Net Asset Value Per Share         $9.25                $12.02          $12.02
--------------------------------------------------------------------------------
Shares Outstanding                1,828,918            --              1,406,438
--------------------------------------------------------------------------------
*If the reorganization had taken place on December 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.769 Class I shares of Balanced Fund being issued for each share of Independence Balanced Fund

--------------------------------------------------------------------------------
Proposal 3*                   International     International Fund     Pro Forma
                               Equity Fund
--------------------------------------------------------------------------------
Net Assets (millions)              $4.1               $15.0              $19.1
--------------------------------------------------------------------------------
Net Asset Value Per Share         $6.42               $6.18              $6.18
--------------------------------------------------------------------------------
Shares Outstanding                641,104             --                 666,715
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 1.039 Class I shares of International Fund being issued for each share of International Equity Fund

--------------------------------------------------------------------------------
Proposal 4*                     Medium          Mid Cap Growth Fund    Pro Forma
                            Capitalization
                             Growth Fund
--------------------------------------------------------------------------------
Net Assets (millions)            $5.2                  $189.3            $194.5
--------------------------------------------------------------------------------
Net Asset Value Per Share       $7.23                  $7.66             $7.66
--------------------------------------------------------------------------------
Shares Outstanding              712,450                --                672,553
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.944 Class I shares of Mid Cap Growth Fund shares being issued for each share of Medium Capitalization Growth Fund


--------------------------------------------------------------------------------
Proposal 5*                  Small Cap Equity   Small Cap Equity Fund  Pro Forma
                                  Fund Y
--------------------------------------------------------------------------------
Net Assets (millions)             $27.1                 $732.8          $764.9
--------------------------------------------------------------------------------
Net Asset Value Per Share         $10.39                $16.61          $16.61
--------------------------------------------------------------------------------
Shares Outstanding                2,609,663             489            1,631,528
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.625 Class I shares of Small Cap Equity Fund being issued for each share of Small Cap Equity Fund Y.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

--------------------------------------------------------------------------------
Type of Information           Headings in Each Prospectus
--------------------------------------------------------------------------------
Investment objective and      Goal and Strategy / Main Risks
policies
--------------------------------------------------------------------------------
Portfolio management          Portfolio Management
--------------------------------------------------------------------------------
Expenses                      Your Expenses
--------------------------------------------------------------------------------
Eligible Investors            Who Can Buy Shares
--------------------------------------------------------------------------------
Purchase of shares            Your Account: Opening an Account, Buying Shares,
                              Transaction Policies
--------------------------------------------------------------------------------
Redemption or sale of         Your Account: Selling shares, Transaction Policies
shares
--------------------------------------------------------------------------------
Custodian                     Business Structure
--------------------------------------------------------------------------------
Dividends, distributions      Dividends and Account Policies
and  taxes
--------------------------------------------------------------------------------

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each proposed reorganization or the adviser ("independent trustees"), approved the reorganizations. In particular, the trustees determined that each reorganization is in the best interests of the Acquired Funds and that the interests of Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of each Acquiring Fund, including the independent trustees, approved the reorganizations. They also determined that each reorganization is in the best interests of the Acquiring Funds and that the interests of Acquiring Fund shareholders would not be diluted as a result of the reorganization.

                The trustees of each Acquired Fund recommend that
           shareholders of each Acquired Fund vote for the proposal to approve the appropriate Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of :

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

-----------------------------------------------------------------------------------------------------------------------------------
Shares                        Quorum                        Voting
-----------------------------------------------------------------------------------------------------------------------------------
In General                    All shares "present" in       Shares "present" in person will be voted in person at the meeting.
                              person or by proxy are        Shares present by proxy will be voted in accordance with
                              counted towards a quorum.     instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting          Considered "present" at       Voted "for" a proposal.
Instruction (other than       meeting.
Broker Non-Vote)
-----------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote               Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                              meeting.
-----------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain               Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                              meeting.
-----------------------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by e-mail, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to each Acquired Fund at a cost of approximately $____ per fund.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1001, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of March 15, 2002 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding were as follows:

        ------------------------------------------------------------
         FUND                                    SHARES OUTSTANDING
        ------------------------------------------------------------
         Active Bond Fund
        ------------------------------------------------------------
         Independence Balanced Fund
        ------------------------------------------------------------
         International Equity Fund
        ------------------------------------------------------------
         Medium Capitalization Growth Fund
        ------------------------------------------------------------
         Small Cap Equity Fund Y
        ------------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the internet by utilizing a program provided through a vendor. Voting via the internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the internet. To vote via the internet , you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the internet you should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card(s) at hand.

o     Go to the Web site www.jhfunds.com.

o     Select the shareholder entryway.

o     Select the proxy-voting link for your Fund(s).

o     Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email if chosen.

Shareholders' Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of March 15, 2002, the following persons owned of record or beneficially 5% or more of the outstanding shares of each fund, respectively:

-----------------------------------------------------------------------------------------------------------------------------------
                  Names and Addresses of Owners of More Than 5% of Shares

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 1                                                                                         Active Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 2                                                                                    Independence Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 3                                                                                    International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  International Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 4                                                                                Medium Capitalization Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 5                                                                                     Small Cap Equity Fund Y
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

As of March 15, 2002, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial statements and the financial highlights of the Acquiring Funds for the period ended October 31, 2001 for International Fund, Mid Cap Growth Fund and Small Cap Equity Fund, November 30, 2001 for Bond Fund, and December 31, 2001 for Balanced Fund and the financial statements and financial highlights for each Acquired Fund for the period ended August 31, 2001 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each Acquired Fund have been independently audited by Deloitte & Touche LLP, for Balanced Fund, Bond Fund, and Small Cap Equity Fund by Ernst & Young, LLP and for International Fund and Mid Cap Growth Fund, by PricewaterhouseCoopers, LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of March, 2002, by and between ______________________ (the "Acquiring Fund"), a series of _________________________, a Massachusetts business trust (the "Trust"), and _________________________ (the "Acquired Fund"), a series of John Hancock Institutional Series Trust, a Massachusetts business trust (the "Trust II"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class I Shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on June 7, 2002 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the

      Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.    CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 7, 2002 or such other date on or before December 31, 2002 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

      (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

      (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

      (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of _________________ and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of ___________________, present fairly in all material respects the financial condition of the Acquired Fund as of ________________ and ________________ and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

      (g) Since ________________, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurring by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

      (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

      (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

      (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph
            5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (q) The prospectus of the Acquired Fund, dated ______________ (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

      (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
            Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

      (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information of the Acquiring Fund, each dated ______________, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration

            Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

      (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

      (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of ______________ and the related statement of operations (copies of which have been furnished to the Acquired Fund) and the unaudited statements as of ________________, present fairly in all material respects the financial condition of the Acquiring Fund as of _______________ and _______________ and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

      (h) Since _______________, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

      (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

      (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

      (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

      (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
            Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.    BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

      (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

      (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

      (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.   AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.   NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


                                                                  on behalf of
                    ----------------------------------------------

                    ----------------------------------------------


                    By:
                    ----------------------------------------------
                                      Maureen R. Ford
                    Chairman, President and Chief Executive Officer


                    JOHN HANCOCK INSTITUTIONAL SERIES TRUST on behalf of


                    ----------------------------------------------


                    By:
                    ----------------------------------------------
                                   Susan S. Newton
                         Senior Vice President and Secretary

                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!

                                     [LOGO]

                        JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02       Bond Fund

                        INSTITUTIONAL CLASS I

    [LOGO](R)           As with all mutual funds, the Securities and Exchange
------------------      Commission has not approved or disapproved this fund or
JOHN HANCOCK FUNDS      determined whether the information in this prospectus is
                        adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's               Bond Fund                             4
goals, strategies, risks,
performance and expenses.

Policies and instructions for         Your account
opening, maintaining and
closing an account.                   Who can buy shares                    6
                                      Opening an account                    6
                                      Buying shares                         7
                                      Selling shares                        8
                                      Transaction policies                 10
                                      Dividends and account policies       10

Further information on                Fund details
the fund.
                                      Business structure                   11
                                      Financial highlights                 12

                                      For more information         back cover

Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds and other debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies).

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

James K. Ho, CFA
------------------------------------
Executive vice president of adviser
Joined fund team in 1988
Joined adviser in 1985
Began business career in 1977

Benjamin A. Matthews
------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1995
Began business career in 1970

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1992    1993     1994    1995    1996    1997     1998    1999    2000    2001

8.19%   11.69%  -2.77%   19.45%  4.09%    9.66%   7.50%   -1.36%  10.39%  7.15%

Best quarter: Q2 '95, 6.57% Worst quarter: Q1 '94, -2.71%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                 1 year     5 year     10 year
Class A                                          2.33%      5.60%      6.73%
Class I (began 9-1-01)                           --         --         --
Index                                            10.40%     7.22%      7.68%

Index: Lehman Brothers Credit Bond Index, an unmanaged index of U.S. corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.50%
Other expenses                                                         0.14%
Total fund operating expenses                                          0.64%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class I                         $65          $205         $357         $798

FUND CODES

Class I
----------------------------

Ticker            --
CUSIP             410223408
Newspaper         --
SEC number        811-2402
JH fund number    431

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o Rollover assets for participants whose plans are invested in the fund o Certain trusts, endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Insurance companies, trust companies and bank trust departments buying shares for their own account

o     Investment companies not affiliated with the adviser

o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds

o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes

o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
              Opening an account               Adding to an account
By check

[Clip Art]    o Make out a check for           o Make out a check for the
                the investment amount,           investment amount payable
                payable to "John Hancock         to "John Hancock Signature
                Signature Services, Inc."        Services, Inc."

              o Deliver the check and          o Fill out the detachable
                your completed application       investment slip from an
                to your financial                account statement. If no
                representative, or mail          slip is available,
                them to Signature                include a note specifying
                Services (address below).        the fund name(s), your
                                                 share class, your account
                                                 number and the name(s) in
                                                 which the account is
                                                 registered.

                                               o Deliver the check and
                                                 investment slip or note to
                                                 your financial
                                                 representative, or mail
                                                 them to Signature Services
                                                 (address below).

By exchange

[Clip Art]    o Call your financial            o Call your financial
                representative or                representative or
                Signature Services to            Signature Services to
                request an exchange.             request an exchange.

              o You may only exchange          o You may only exchange
                for shares of other              for shares of other
                institutional funds or           institutional
                Class I shares.                  funds or Class I shares.

By wire

[Clip Art]    o Deliver your completed         o Instruct your bank to wire
                application to your              the amount of your
                financial representative         investment to:
                or mail it to Signature           First Signature Bank & Trust
                Services.                         Account # 900022260
                                                  Routing # 211475000
              o Obtain your account
                number by calling your         Specify the fund name(s), your
                financial representative       share class, your account number
                or Signature Services.         and the name(s) in which the
                                               account is registered. Your bank
              o Instruct your bank to wire     may charge a fee to wire funds.
                the amount of your
                investment to:
                 First Signature Bank & Trust
                 Account # 900022260
                 Routing # 211475000

              Specify the fund name(s), the
              share class, the new account
              number and the name(s) in
              which the account is
              registered. Your bank may
              charge a fee to wire funds.

By phone

[Clip Art]    See "By exchange" and "By        o Verify that your bank or
              wire."                             credit union is a member
                                                 of the Automated Clearing
                                                 House (ACH) system.

                                               o Complete the "To Purchase,
                                                 Exchange or Redeem Shares
                                                 via Telephone" and "Bank
                                                 Information" sections on
                                                 your account application.

                                               o Call Signature Services to
                                                 verify that these features
                                                 are in place on your account.

                                               o Call your financial
                                                 representative or Signature
                                                 Services with the fund
                                                 name(s), your share class,
                                                 your account number, the
                                                 name(s) in which the account
                                                 is registered and the amount
                                                 of your investment.

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares
By letter

[Clip Art]    o Sales of any amount;          o Write a letter of instruction
                however, sales of $5            indicating the fund name,
                million or more must            your account number, your
                be made by letter.              share class, the name(s) in
                                                which the account is
              o Certain requests will           registered and the dollar
                require a Medallion             value or number of shares you
                signature guarantee.            wish to sell.
                Please refer to "Selling
                shares in writing."           o Include all signatures and
                                                any additional documents that
                                                may be required (see next page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check or wire will
                                                be sent according to your
                                                letter of instruction.
By phone

[Clip Art]    o Sales of up to $5 million.    o To place your request with
                                                a representative at John
                                                Hancock Funds, call Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire
                                                or by check. A check will be
                                                mailed to the exact name(s)
                                                and address on the account.
                                                Redemption proceeds exceeding
                                                $100,000 must be wired to
                                                your designated bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]    o Requests by letter to         o To verify that the telephone
                sell any amount.                redemption privilege is in
                                                place on an account, or to
              o Requests by phone to sell       request the forms to add it
                up to $5 million (accounts      to an existing account, call
                with telephone redemption       Signature Services.
                privileges).
                                              o Amounts of $5 million or
                                                more will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]    o Sales of any amount.          o Obtain a current
                                                prospectus for the fund
                                                into which you are
                                                exchanging by calling your
                                                financial representative
                                                or Signature Services.

                                              o You may only exchange for
                                                shares of other
                                                institutional funds or
                                                Class I shares.

                                              o Call your financial
                                                representative or
                                                Signature Services to
                                                request an exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                    o On the letter, the signatures of
                                           all persons authorized to sign
                                           for the account, exactly as the
                                           account is registered.

                                         o Medallion signature guarantee
                                           if applicable (see above).

Owners of corporate, sole                o Letter of instruction.
proprietorship, general partner or
association accounts.                    o Corporate business/organization
                                           resolution, certified within
                                           the past 12 months, or a John
                                           Hancock Funds business/organization
                                           certification form.

                                         o On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.

                                         o Medallion signature guarantee if
                                           applicable (see above).

Owners or trustees of retirement         o Letter of instruction.
plan, pension trust and trust
accounts.                                o On the letter, the signature(s)
                                           of the trustee(s).

                                         o Copy of the trust document
                                           certified within the past 12
                                           months or a John Hancock Funds
                                           trust certification form.

                                         o Medallion signature guarantee if
                                           applicable (see above).

Joint tenancy shareholders with          o Letter of instruction signed by
rights of survivorship whose               surviving tenant.
co-tenants are deceased.
                                         o Copy of death certificate.

                                         o Medallion signature guarantee
                                           if applicable (see above).

Executors of shareholder estates.        o Letter of instruction signed
                                           by executor.

                                         o Copy of order appointing
                                           executor, certified within the
                                           past 12 months.

                                         o Medallion signature guarantee
                                           if applicable (see above).

Administrators, conservators,            o Call 1-888-972-8696 for
guardians and other sellers or             instructions.
account types not listed above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
----------------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class Ishares for shares of any institutional fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund reserves the right to require that previously exchanged shares and reinvested dividends be in the fund for 90 days before a shareholder is permitted a new exchange. The fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare income dividends daily and pay them monthly. Your income dividends begin accruing the day after payment is received by a fund and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser The fund is managed by John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fees For the period ended May 31, 2001, the fund paid the investment adviser management fees at a rate of 0.50% of average net assets.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This table details the performance of the fund, including total return information showing how much an investment in the fund has increased or decreased each year. Since Class I shares of Bond Fund have no operational history, financial highlights are provided for the fund's Class A shares, which are offered in a separate prospectus.

Bond Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES -- PERIOD ENDED                           12-31-96   5-31-97(1)   5-31-98      5-31-99      5-31-00      5-31-01
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANC
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $15.40    $14.90       $14.78       $15.25       $14.76       $13.93
Net investment income                                        1.09      0.44         1.05(2)      0.97(2)      0.96(2)      0.92(2)
Net realized and unrealized gain (loss) on investments      (0.50)    (0.12)        0.47        (0.49)       (0.83)        0.76
Total from investment operations                             0.59      0.32         1.52         0.48         0.13         1.68
Less distributions
From net investment income                                  (1.09)    (0.44)       (1.05)       (0.97)       (0.96)       (0.92)
Net asset value, end of period                             $14.90    $14.78       $15.25       $14.76       $13.93       $14.69
Total return(3)(%)                                           4.11      2.22(4)     10.54         3.11         0.97        12.38
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $1,416    $1,362       $1,328       $1,279       $1,098       $1,140
Ratio of expenses to average net assets (%)                  1.14      1.11(5)      1.08         1.07         1.11         1.12
Ratio of net investment income to average net assets (%)     7.32      7.38(5)      6.90         6.35         6.69         6.38
Portfolio turnover (%)                                        123        58          198          228          162          235

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.

For more information

Two documents are available that offer further information on the John Hancock Bond Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSER

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      21IPN 3/02

John Hancock
Bond Fund

ANNUAL REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 37


Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
consistent with
prudent investment
risk by investing in
a diversified
portfolio of debt
securities,
including corporate
bonds and U.S.
government and
agency securities.

Over the last twelve months

* The economy slowed rapidly, hurting corporate profits and the stock market.

* Bond funds surpassed stock funds; U.S. Treasuries dominated the first half and then corporate bonds rallied as the Federal Reserve cut rates.

* The Fund reduced its U.S. Treasury position and increased stakes in high-yield and emerging-market debt.

[Bar chart with heading "John Hancock Bond Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.38% total return for Class A. The second bar represents the 11.64% total return for Class B. The third bar represents the 11.60% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top holdings

13.5%   United States Treasury
 7.4%   Federal National Mortgage Assn.
 4.9%   Government National Mortgage Assn.
 1.4%   GMAC Commercial Mortgage Securities
 1.2%   Iberdrola International
 1.0%   Hydro-Quebec
 1.0%   New York Life Insurance Co.
 0.9%   Morgan Stanley Capital I
 0.9%   RBSG Capital
 0.8%   Scotland International Finance No. 2

As a percentage of net assets on May 31, 2001.



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
Bond Fund

MANAGERS'
REPORT

The investment environment in the second half of fiscal 2001 proved to be beneficial to all the fixed-income sectors in which the John Hancock Bond Fund invests. This was a welcome change from the unease that plagued several sectors in the period's first half -- high-yield and investment-grade corporate bonds in particular. We took advantage of the portfolio's flexibility, tapping into the opportunities the changing market conditions offered.

STRONG RESULTS

With this backdrop, John Hancock Bond Fund produced double-digit returns for the year ended May 31, 2001. The Fund's Class A, Class B and Class C shares posted total returns of 12.38%, 11.64% and 11.60%, respectively, at net asset value. By comparison, the average corporate debt A-rated fund returned 12.09%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

"...the second half of
 fiscal 2001 proved to be
 beneficial to all the fixed-
 income sectors in which
 the...Fund invests."

THE FED'S ACT I

In June 2000, the Fund's fiscal year began on the heels of several interest-rate increases by the Federal Reserve Board, which succeeded in slowing economic growth, but to such a degree that fears of recession set in. By November, corporate bonds were suffering severe price declines as a result. Credit spreads (the difference in yield between bonds of different credit quality) had widened to levels last seen in 1990--1991. When corporations missed their earnings projections, investors feared the profit outlook would only get worse. Quality was the key to weathering the market's volatility. In this first half of the fiscal year, we had emphasized U.S. Treasury issues, mortgage-backed securities and higher-quality corporate bonds, all of which proved to be the better-performing sectors.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

THE FED'S ACT II

By the end of the Fund's fiscal year in May 2001, the Fed was in the midst of an aggressive campaign to ease monetary policy, which has improved the outlook for an economic recovery -- if not presently, at least at some point in the foreseeable future. Between January and the end of May, the Fed had enacted five interest-rate cuts, totaling 2.50%. Though these cuts have caused only short bursts of optimism for stock investors, they have lifted the broad fixed-income market, in particular credit-sensitive sectors, which are in a constant forward-looking mode. The lower interest rates have reduced the borrowing costs for companies and consumers. As a result, corporate new-issuance supply has increased and has been met with strong demand. More confident in taking on risk, bond investors are returning to sectors that offer attractive risk premiums, such as lower-tier investment-grade and high-yield debt, as well as emerging-market issues.

"We continue to maintain
 fair representation in
 recession-resistant
 industries..."

ECONOMICALLY SENSITIVE ISSUES BOOSTED

The recently passed tax-cut legislation lends further support to a brighter economic outlook, and we have selectively bolstered the Fund's stake in high-yield bonds and lower-quality investment-grade securities. Though the default rate is relatively high, history tells us that defaults are backward indicators -- the cumulative result of a series of prior financial events or disappointments. The Fed's commitment to boost economic growth gives us reason to believe that defaults should stabilize and perhaps decline. Furthermore, our intense credit research capabilities have enabled us to steer clear of many problem credits or provided us with enough information to move out of problem issues before conditions got worse.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government 14%, the second is U.S. government agencies 13%, the third Utilities 13%, the fourth Finance 6%, and the fifth Media 5%.]

We added to economically sensitive issues -- such as those in the airline, mining, paper and retail industries -- as well as select telecommunication, cable/media and financial issues. We bought or added to holdings such as Northwest Airlines, Newmont Mining, Phelps Dodge, Georgia-Pacific, Federated Department Stores, AOL Time Warner, Viacom and Bank One. We also increased the Fund's weighting in emerging-market bonds, purchasing BBVA Bancomer (a Mexican corporate bond that we later sold for profits), Brazil C-bonds and Colombia sovereign debt.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into six sections (from top to left): Corporate bonds 56%, Government bonds 26%, Foreign corporate bonds 8%, Foreign government bonds 2%, Preferred stock 1% and Short-term investments & other 7%.]

We continue to maintain fair representation in recession-resistant industries such as defense, utilities, health care, media and energy. Noteworthy performers in these areas included BellSouth, Qwest Capital Funding, Progress Energy, HealthSouth and Cox Communications.

YIELD CURVE STEEPENS

Long-term U.S. Treasury bonds dominated fixed-income performance last summer. As they rallied, the Fund benefited from its substantial exposure. The price strength of long-term Treasury bonds created an inverted yield curve, an unusual occurrence wherein rates on long-term securities are lower than those offered by shorter-term issues. The yield curve modified in the fall and then in response to the Fed's easing reverted to its normally steep shape this past spring. Consequently, Treasury securities stepped out of the performance limelight. In the period's second half, we reduced the Fund's exposure to Treasury bonds as well as mortgage-backed and agency issues, redeploying those assets into corporate bonds and emerging-market debt.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AT&T Wireless followed by an up arrow with the phrase "Rebound in telecommunications." The second listing is Bank of America followed by an up arrow with the phrase "Decline in interest rates." The third listing is Brazil C-Bonds followed by a sideways arrow with the phrase "Uncertainty in Argentina."]

"...we shall watch the
 markets carefully and rely on
 intense credit research..."

Our duration, or interest-rate sensitivity, and our yield-curve strategy remained relatively neutral throughout most of the year. More recently, we have shortened duration slightly, believing that Treasury yields do not have much more room to fall. Should the Fed's actions succeed in stimulating economic growth as we anticipate, the yield curve may begin to flatten and a shorter-duration stance would prove beneficial.

OUTLOOK

Though fiscal 2002 is shaping up to offer corporate bonds a more benign investment environment, we are very aware that the economy may not respond as favorably to the Fed's easing as we hope, or could even deteriorate further. Experience tells us the latter scenario, though possible, is doubtful, given the Fed's resolve. Nevertheless, we shall watch the markets carefully and rely on intense credit research to guide our investment decisions.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the year ended
May 31, 2001.

The index used for
comparison is the
Lehman Brothers
Corporate Bond
Index, an unman
aged index that
mirrors the invest
ment objectives and
characteristics of
the Fund.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                11-9-73     11-23-93      10-1-98           --

Average annual returns with maximum sales charge (POP)
One year                         7.30%        6.64%        9.50%       13.76%
Five years                       6.13%        6.07%          --         7.40%
Ten years                        7.32%          --           --         7.92%
Since inception                    --         5.81%        3.15%          --

Cumulative total returns with maximum sales charge (POP)
One year                         7.30%        6.64%        9.50%       13.76%
Five years                      34.63%       34.24%          --        42.89%
Ten years                      102.60%          --           --       114.39%
Since inception                    --        52.86%        8.61%          --

SEC 30-day yield as of May 31, 2001
                                 7.23%        6.87%        6.79%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Corporate Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $21,439 as of May 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund, before sales charge, and is equal to $21,204 as of May 31, 2001. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Bond Fund, after sales charge, and is equal to $20,251 as of May 31, 2001.
                                    Class B 1    Class C 1
Inception date                     11-23-93      10-1-98
Without sales charge                $15,286      $10,973
With maximum sales charge                --      $10,863
Index                               $16,301      $11,510

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into three main categories: bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
BONDS 92.08%                                                                                           $1,274,705,116
(Cost $1,273,419,554)

Aerospace 0.79%                                                                                           $10,919,732
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910%     BBB           $5,800       6,293,000
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-           4,145       4,626,732

Agricultural Operations 0.55%                                                                               7,612,044
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+             3,050       3,016,175
Potash Corp.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+           4,485       4,595,869

Automobiles/Trucks 2.09%                                                                                   28,890,826
DaimlerChrysler Auto Trust,
  Pass Thru Ctf Ser 2001-A Class A-4 03-06-06                         5.400      AAA            6,380       6,377,863
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+           1,440       1,404,706
  Note 12-15-09 (R)                                                   7.950      BBB+           2,675       2,674,171
Ford Credit Auto Owner Trust,
  Pass Thru Ctf Ser 2000-F Class A-3 11-15-04                         6.580      AAA            7,985       8,200,196
Ford Motor Co.,
  Note 07-16-31                                                       7.450      A              4,245       4,088,190
Toyota Auto Receivables Owner Trust,
  Asset Backed Note Ser 2000-B Class A-4 04-15-07                     6.800      AAA            5,920       6,145,700

Banks -- Foreign 3.60%                                                                                     49,853,765
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-           10,000      10,789,600
African Development Bank,
  Sub Note (Supra National) 12-15-03 (Y)                              9.750      AA-            8,000       8,824,000
Barclays Bank Plc,
  Sub Note (United Kingdom) 06-15-49 (R) (Y)                          7.375      A+             3,455       3,473,899
International Bank for Reconstruction & Development,
  Deb (Supra National) 09-01-16 (Y)                                   8.250      AAA            5,000       5,909,900
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-             3,130       3,366,878
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (Netherlands) 11-01-06 (R) (Y)                         8.850      A             10,335      11,382,452
Standard Chartered Bank,
  Sub Note (United Kingdom) 05-30-31 (R) (Y)                          8.000      A-             2,815       2,901,533
UBS PFD Funding Trust I,
  Gtd Bond 10-01-49                                                   8.622      AA-            2,870       3,205,503

Banks -- United States 3.12%                                                                               43,165,543
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-             5,750       5,803,072
Bank One Corp.,
  Sub Note 08-01-10                                                   7.875      A-             2,585       2,761,943
BNP Paribas Capital Trust,
  Sub Note 12-27-49 (R)                                               9.003      A              2,615       2,875,611
Capital One Bank,
  Sr Note 02-01-06                                                    6.875      BBB-           3,075       3,016,590
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-           2,595       2,632,212
HSBC Holding Plc,
  Sub Note (United Kingdom) 07-15-09 (Y)                              7.500      A              3,430       3,593,988
RBSG Capital Corp.,
  Gtd Cap Note 03-01-04                                              10.125      A             10,605      11,752,991
Skandinaviska Enskilda,
  Jr Sub Note 12-29-49 (R)                                            6.500      BBB            3,150       3,161,529
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+             3,855       3,801,377
Zions Financial Corp.,
  Note 05-15-11 (R)                                                   6.950      BBB-           3,770       3,766,230

Beverages 0.30%                                                                                             4,202,100
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+             4,140       4,202,100

Broker Services 0.75%                                                                                      10,449,649
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+             3,880       3,836,544
Radian Group, Inc.,
  Note 06-01-11 (R)                                                   7.750      A              4,145       4,132,980
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      A              2,500       2,480,125

Building 0.44%                                                                                              6,056,183
Black & Decker Holdings,
  Note 06-01-11 (R)***                                                7.125      BBB            4,135       4,124,663
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+             1,920       1,931,520

Chemicals 0.51%                                                                                             7,062,328
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-             2,860       2,895,750
Nova Chemicals Corp.,
  Note 05-15-06                                                       7.000      BBB            4,190       4,166,578

Containers 0.17%                                                                                            2,288,288
Stone Container Corp.,
  Sr Note 02-01-11 (R)                                                9.750      B              2,195       2,288,288

Cosmetics & Personal Care 0.23%                                                                             3,250,183
International Flavors & Fragrances, Inc.,
  Note 05-15-06 (R)                                                   6.450      BBB+           3,255       3,250,183

Energy 1.12%                                                                                               15,516,770
Enron Corp.,
  Note 08-15-05 (R)                                                   8.000      BBB+           3,990       4,098,328
MidAmerican Energy Holdings,
  Sr Bond 09-15-28                                                    8.480      BBB-           4,275       4,551,079
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B              4,065       4,329,225
Progress Energy, Inc.,
  Sr Note 03-01-11                                                    7.100      BBB            2,515       2,538,138

Finance 5.76%                                                                                              79,682,166
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-17-07                           7.200      AAA            5,985       6,342,185
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-             4,675       4,711,465
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-            2,665       2,644,906
Ford Motor Credit Co.,
  Note 04-28-03                                                       6.125      A              5,540       5,613,904
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      A              4,025       4,212,726
Heller Financial, Inc.,
  Bond 01-15-03                                                       6.400      A-             3,815       3,862,687
Household Finance Corp.,
  Note 05-09-05                                                       8.000      A              5,165       5,528,203
  Note 01-24-06                                                       6.500      A              2,600       2,628,080
  Note 07-15-10                                                       8.000      A              2,680       2,879,178
Humpuss Funding Corp.,
  Gtd Note 12-15-09 (R)                                               7.720      B3             1,868       1,335,392
ING Capital Funding Trust III,
  Gtd Note 12-31-49                                                   8.439      A              2,850       3,018,862
Marlin Water Trust/Marlin Water Capital Corp.,
  Sr Sec Note 12-15-01 (R)                                            7.090      BBB            4,460       4,510,755
MBNA Master Credit Card Trust,
  Pass Thru Ctf Ser 1999-G Class A 12-15-06                           6.350      AAA            6,320       6,509,600
MMCA Auto Owner Trust,
  Pass Thru Ctf Ser 2000-2 Class A-4 06-15-05                         6.860      AAA            6,500       6,759,935
Pemex Project Funding Master Trust,
  Gtd Note 10-13-10 (R)**                                             9.125      BB+            4,175       4,295,031
Standard Credit Master Trust,
  Ser 1995-1 Class A 01-07-07                                         8.250      AAA            7,372       8,005,476
Takefuji Corp.,
  Sr Note (Japan) 04-15-11 (R) (Y)                                    9.200      A-             3,470       3,618,828
Yanacocha Receivables Master Trust,
  Pass Thru Cert Ser 1997-A 06-15-04 (R)                              8.400      BBB-           3,304       3,204,953

Food 0.30%                                                                                                  4,212,860
Earthgrains Co.,
  Sr Note 08-01-03                                                    8.375      BBB            4,085       4,212,860

Government -- Foreign 1.99%                                                                                27,497,285
Brazil, Federal Republic of,
  Bond (Brazil) 04-15-14 (Y)                                          8.000      BB-            6,933       5,108,601
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB            3,750       3,731,250
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-             7,500       9,052,500
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+             3,215       3,414,234
Saskatchewan, Province of,
  Deb (Canada) 12-15-20 (Y)                                           9.375      A+             5,000       6,190,700

Government -- U.S. 13.54%                                                                                 187,400,492
United States Treasury,
  Bond 08-15-17                                                       8.875      AAA           25,342      33,285,196
  Bond 05-15-18                                                       9.125      AAA           17,990      24,224,614
  Bond 05-15-30                                                       6.250      AAA           20,090      21,210,620
  Note 08-15-03                                                       5.750      AAA           13,600      13,986,784
  Note 02-15-05                                                       7.500      AAA           31,574      34,435,236
  Note 07-15-06                                                       7.000      AAA           30,140      32,744,397
  Note 01-15-07                                                       3.375      AAA            5,769       5,831,785
  Note 05-15-08                                                       5.625      AAA            3,770       3,847,737
  Note 08-15-10                                                       5.750      AAA           17,455      17,834,123

Government -- U.S. Agencies 12.92%                                                                        178,803,067
Federal Home Loan Mortgage Corp.,
  30 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              357         399,817
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 02-01-08                                        7.500      AAA              869         901,585
  15 Yr Pass Thru Ctf 09-01-10 to 11-01-14                            7.000      AAA            8,951       9,153,642
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA            6,973       7,036,180
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA           15,972      15,529,627
  15 Yr Pass Thru Ctf 06-01-16                                        6.000      AAA            5,536       5,482,633
  30 Yr Pass Thru Ctf 10-01-23 to 06-01-31**                          7.000      AAA            8,001       8,096,005
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA            3,138       3,109,430
Federal National Mortgage Assn.,
  30 Yr Pass Thru Ctf 06-01-29 to 06-01-31**                          7.500      AAA            6,422       6,570,887
  30 Yr Pass Thru Ctf 03-01-31 to 04-01-31                            6.000      AAA           21,320      20,564,663
  Note 01-15-30                                                       7.125      AAA           21,080      22,621,370
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA            2,982       3,121,886
Financing Corp.,
  Bond 02-08-18                                                       9.400      AAA            7,000       9,072,630
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 01-15-16                                       10.500      AAA               54          59,594
  30 Yr Pass Thru Ctf 01-15-16                                       11.000      AAA              104         115,500
  30 Yr Pass Thru Ctf 07-15-16 to 01-15-25                            9.000      AAA            5,100       5,482,211
  30 Yr Pass Thru Ctf 11-15-19 to 05-15-21                            9.500      AAA            1,354       1,457,986
  30 Yr Pass Thru Ctf 06-15-20 to 03-15-25                           10.000      AAA              537         584,313
  30 Yr Pass Thru Ctf 11-15-22                                        8.000      AAA            2,198       2,311,810
  30 Yr Pass Thru Ctf 08-15-28 to 06-01-31**                          7.000      AAA           21,247      21,536,768
  30 Yr Pass Thru Ctf 01-15-29 to 07-15-29                            6.500      AAA           24,745      24,602,154
  30 Yr Pass Thru Ctf 05-15-30                                        7.500      AAA           10,685      10,992,376

Insurance 2.98%                                                                                            41,271,930
AXA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-             4,080       4,470,342
Equitable Life Assurance Society of the United States,
  Surplus Note 12-01-05 (R)                                           6.950      A+             3,700       3,794,054
Hartford Life, Inc.,
  Sr Note 03-01-31                                                    7.375      A              2,680       2,688,254
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA             3,970       3,954,120
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-             1,860       1,900,083
New York Life Insurance Co.,
  Surplus Note 12-15-23 (R)                                           7.500      AA-           15,000      13,800,000
Sun Canada Financial Co.,
  Gtd Sub Note 12-15-07 (R)                                           6.625      AA-            7,250       7,344,250
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+            3,110       3,320,827

Leisure 0.78%                                                                                              10,778,053
Harrah's Operating Co., Inc.,
  Gtd Sr Sub Note 12-15-05                                            7.875      BB+            2,055       2,080,687
HMH Properties, Inc.,
  Gtd Sr Sec Note Ser A 08-01-05                                      7.875      BB             3,455       3,403,175
MGM Mirage, Inc.,
  Gtd Sr Note 09-15-10                                                8.500      BBB-           2,295       2,343,103
Station Casinos, Inc.,
  Sr Note 02-15-08                                                    8.375      BB-            1,095       1,108,688
Waterford Gaming LLC/Waterford Gaming
  Finance Corp.,
  Sr Note 03-15-10 (R)                                                9.500      B+             1,880       1,842,400

Media 4.90%                                                                                                67,822,434
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+             4,750       4,750,000
  Sr Note Ser B 07-15-03                                              8.125      B+             2,250       2,193,750
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+           4,155       4,183,046
British Sky Broadcasting Group Plc,
  Gtd Sr Note (United Kingdom) 07-15-09 (Y)                           8.200      BB+            2,940       2,913,217
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+             1,720       1,616,800
Charter Communications Holdings LLC/Charter
  Communications Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               980       1,043,700
  Sr Note 05-15-11 (R)                                               10.000      B+             1,065       1,067,662
Clear Channel Communications, Inc.,
  Sr Note 06-15-05                                                    7.875      BBB-           5,170       5,429,948
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      A              3,820       4,114,102
CSC Holdings, Inc.,
  Sr Note 04-01-11 (R)                                                7.625      BB+            4,605       4,471,547
  Sr Sub Deb 05-15-16                                                10.500      BB-            2,910       3,215,550
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+             1,570       1,585,700
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+             2,485       2,385,600
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB            2,685       2,874,830
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B 04-15-08                                              8.500      B+             1,435       1,345,313
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-           1,805       1,829,873
News America, Inc.,
  Gtd Note 04-30-28                                                   7.300      BBB-           2,575       2,325,122
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BB+            4,880       5,233,800
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      A              2,830       2,863,790
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+           3,420       3,974,690
Viacom, Inc.,
  Gtd Note 01-30-06 (R)                                               6.400      A-             2,090       2,109,897
  Gtd Sr Note 01-30-06                                                6.400      A-             2,095       2,115,070
  Gtd Sr Deb 07-30-30                                                 7.875      A-             3,965       4,179,427

Medical 1.68%                                                                                              23,237,580
Athena Neuro Finance LLC,
  Gtd Sr Note 02-21-08                                                7.250      BBB            2,655       2,696,312
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+             3,465       3,534,300
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+             3,480       3,393,000
HCA -- The Healthcare Co.,
  Note 06-01-06                                                       7.125      BB+            3,930       3,881,268
  Note 09-01-10                                                       8.750      BB+            1,845       1,951,087
HealthSouth Corp.,
  Note 02-01-08 (R)                                                   8.500      BBB-           2,035       2,045,175
Quest Diagnostics, Inc.,
  Sr Sub Note 12-15-06                                               10.750      B+             3,205       3,389,288
Tenet Healthcare Corp.,
  Sr Note 01-15-05                                                    8.000      BB+              890         918,925
Triad Hospitals, Inc.,
  Gtd Sr Note 05-01-09 (R)                                            8.750      B-             1,390       1,428,225

Metal 0.42%                                                                                                 5,864,864
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB            2,600       2,570,724
Phelps Dodge Corp.,
  Sr Note 06-01-11                                                    8.750      BBB            3,355       3,294,140

Mortgage Banking 5.21%                                                                                     72,090,252
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa            5,403       5,532,897
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA            3,452       3,498,660
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA            4,341       4,387,475
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2             3,585       3,563,714
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA            6,220       6,272,435
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07                        6.566      Aaa            6,025       5,995,816
  Pass Thru Ctf Ser 1998-C1 Class A-1 11-15-07                        6.411      Aaa           12,820      13,039,899
LB Commercial Conduit Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa            5,531       5,617,601
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA           12,480      12,772,988
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2
  Class A-2 07-25-24                                                  6.750      Aaa            3,940       3,958,991
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                         7.180      AAA            7,260       7,449,776

Oil & Gas 2.43%                                                                                            33,571,782
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+           2,850       3,096,154
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                                                8.125      B+             1,505       1,467,375
El Paso Energy Corp.,
  Med Term Note 10-15-30                                              8.050      BBB            4,245       4,332,362
Louis Dreyfus Natural Gas Corp.,
  Note 12-01-07                                                       6.875      BBB            2,685       2,646,605
Occidental Petroleum Corp.,
  Sr Deb 09-15-09                                                    10.125      BBB-           1,080       1,292,576
Ocean Energy, Inc.,
  Gtd Sr Sub Note Ser B 07-15-07                                      8.875      BB+            2,220       2,355,797
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-           3,445       2,780,770
Santa Fe Snyder Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB+           2,575       2,744,306
Tosco Corp.,
  Note 02-15-30                                                       8.125      BBB            4,335       4,704,342
Transocean Sedco Forex, Inc.,
  Note 04-15-31 (R)                                                   7.500      A-             4,015       4,010,543
Union Pacific Resources Group, Inc.,
  Deb 05-15-28                                                        7.150      BBB+           4,330       4,140,952

Paper & Paper Products 0.92%                                                                               12,777,080
Georgia-Pacific Corp.,
  Note 05-15-31                                                       8.875      BBB-           4,150       4,053,346
International Paper Co.,
  Note 07-08-05                                                       8.125      BBB+           4,165       4,444,055
Stora Enso Oyj,
  Sr Note 05-15-11                                                    7.375      BBB+           4,255       4,279,679

Real Estate Investment Trust 1.56%                                                                         21,640,277
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+           2,350       2,305,937
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB            3,455       3,502,057
Camden Property Trust,
  Note 04-15-04                                                       7.000      BBB            3,800       3,863,992
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-           2,600       2,580,500
Liberty Property, L.P.,
  Med Term Note 06-05-02                                              6.600      BBB            3,030       3,108,568
Mack-Cali Realty, L.P.,
  Note 02-15-11                                                       7.750      BBB            2,655       2,680,674
ProLogis Trust,
  Sr Note 04-15-04                                                    6.700      BBB+           3,555       3,598,549

Real Estate Operations 0.12%                                                                                1,596,400
EOP Operating, L.P.,
  Sr Note 02-15-05                                                    6.625      BBB+           1,580       1,596,400

Retail 0.82%                                                                                               11,348,769
Archer-Daniels-Midland Co.,
  Deb 02-01-31                                                        7.000      A+             3,580       3,450,010
Delhaize America Inc.,
  Note 04-15-11 (R)                                                   8.125      BBB-           3,835       3,936,551
Federated Department Stores, Inc.,
  Sr Note 04-01-11                                                    6.625      BBB+           4,155       3,962,208

Telecommunications 4.85%                                                                                   67,194,070
American Tower Corp.,
  Sr Note 02-01-09 (R)                                                9.375      B                505         494,900
AT&T Wireless Group,
  Sr Note 03-01-31 (R)                                                8.750      BBB            2,470       2,586,732
BellSouth Capital Funding Corp.,
  Deb 02-15-30                                                        7.875      AA-            4,210       4,506,931
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB            2,600       2,613,026
  Note 05-15-11                                                       9.250      BBB            2,600       2,609,282
Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
  (Canada) 05-01-09 (A) (Y)                                            Zero      B3             2,500       2,156,250
Cox Communications, Inc.,
  Note 11-01-10                                                       7.750      BBB            2,825       2,977,635
Crown Castle International Corp.,
  Sr Note 05-15-11                                                    9.000      B              1,325       1,272,000
  Sr Note 08-01-11 (R)                                                9.375      B                780         768,300
Deutsche Telekom International Finance B.V.,
  Gtd Bond (Netherlands) 06-15-05 (Y)                                 7.750      A-             2,375       2,490,021
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+           4,255       4,616,675
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+           3,860       3,852,627
MetroNet Communications Corp.,
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB            2,430       2,648,700
NTL Communications Corp.,
  Sr Note Ser B 10-01-08                                             11.500      B              1,770       1,433,700
Qwest Capital Funding, Inc.,
  Bond 02-15-31 (R)                                                   7.750      BBB+           5,425       5,258,995
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (R) (Y)                                   8.250      BB+            5,590       5,649,394
Telus Corp.,
  Note 06-01-11                                                       8.000      BBB+           5,575       5,622,388
Time Warner Telecom, Inc.,
  Sr Note 02-01-11                                                   10.125      B-               480         465,600
Tritel PCS, Inc.,
  Sr Sub Note 01-15-11 (R)                                           10.375      B3               675         651,375
Triton PCS, Inc.,
  Sr Sub Note 02-01-11 (R)                                            9.375      CCC+           1,585       1,573,113
Verizon Global Funding Corp.,
  Bond 12-01-30 (R)                                                   7.750      A+             5,640       5,859,396
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-             2,640       3,049,200
WorldCom, Inc.,
  Note 05-15-06                                                       8.000      BBB+           3,860       4,037,830

Transportation 4.22%                                                                                       58,468,555
America West Airlines, Inc.,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      A-             3,313       3,243,010
Burlington Northern & Santa Fe Railway Co.,
  Deb 08-15-30                                                        7.950      BBB+           4,255       4,480,855
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB+           4,188       4,641,837
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA+            5,307       5,163,865
Delphi Auto Systems Corp.,
  Note 06-15-06                                                       6.550      BBB            2,720       2,726,283
Delta Air Lines, Inc.,
  Note 12-15-05                                                       7.700      BBB-           3,150       3,116,515
Northwest Airlines, Inc.,
  Gtd Note 03-15-04                                                   8.375      BB             2,175       2,137,025
  Gtd Note 06-01-06                                                   8.875      BB             2,605       2,578,950
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BBB-           1,873       1,933,549
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BBB-           3,376       3,471,449
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA             4,878       5,337,137
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA            8,642       8,959,438
US Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      BB-            4,349       4,479,946
United Air Lines, Inc.,
  Pass Thru Ctf Ser 2000-2 Class A-1 10-01-10                         7.032      AAA            3,760       3,764,596
Wisconsin Central Transportation Corp.,
  Note 04-15-08                                                       6.625      BBB-           2,525       2,434,100

Utilities 12.91%                                                                                          178,762,242
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB             2,620       2,682,225
  Sr Note 09-15-10                                                    9.375      BB             1,110       1,159,950
  Sr Sub Note 07-15-06                                               10.250      B+             3,570       3,712,800
AES Eastern Energy,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-           3,700       3,732,042
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BB-            3,960       4,143,150
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BB-            6,600       6,930,000
Calpine Canada Energy Finance ULC,
  Gtd Sr Note 05-01-08                                                8.500      BB+            2,610       2,559,635
Calpine Corp.,
  Sr Note 08-15-05                                                    8.250      BB+            1,685       1,677,628
  Sr Note 05-15-06                                                   10.500      BB+            4,650       4,882,500
  Sr Note 02-15-11                                                    8.500      BB+            2,585       2,563,622
Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05                                              9.500      BB+           10,220      10,539,375
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB             1,160       1,223,800
  Sr Note 04-15-11                                                    8.500      BB               550         551,501
  Sr Note Ser B 01-15-04                                              6.750      BB             3,595       3,451,200
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-           8,473       9,256,752
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-           3,288       3,346,022
HQI Tanselec Chile SA,
  Sr Note (Chile) 04-15-11 (R) (Y)                                    7.875      A-             4,075       3,986,491
Hydro-Quebec,
  Gtd Deb Ser FU (Canada) 02-01-12 (Y)                               11.750      A+             5,000       6,931,250
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+             7,185       7,486,986
Iberdrola International B.V.,
  Note 10-01-02                                                       7.500      AA-            8,000       8,278,240
  Sr Note (Netherlands) 06-01-03 (R) (Y)                              7.125      AA-            8,629       8,946,547
KeySpan Corp.,
  Sr Note 11-15-30                                                    8.000      A              2,695       2,905,372
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-             5,615       5,720,281
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+            7,545       8,374,950
  Deb Ser B 07-23-06                                                 13.250      BB+            1,900       2,223,000
Mirant Americas Generation, Inc.,
  Sr Note 05-01-11 (R)                                                8.300      BBB-           3,160       3,175,768
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                               9.625      BB+            1,191       1,197,016
Niagara Mohawk Power Corp.,
  Sec Fac Deb Bond 01-01-18                                           8.770      BBB            6,847       7,113,485
NiSource Finance Corp.,
  Gtd Note 11-15-10                                                   7.875      BBB            3,180       3,357,508
North Atlantic Energy Corp.,
  1st Mtg Ser A 06-01-02                                              9.050      BBB            2,351       2,416,993
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB              911         942,106
NRG Energy, Inc.,
  Sr Note 04-01-11                                                    7.750      BBB-           2,725       2,747,972
PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-6 03-01-09                         6.050      AAA            4,511       4,527,646
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-           3,830       3,858,422
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB            3,810       3,726,828
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BB-            4,120       4,346,806
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08 (R)                                                8.625      BBB-           2,685       2,626,252
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-           1,835       1,838,633
System Energy Resources, Inc.,
  1st Mtg 08-01-01                                                    7.710      BBB-           5,525       5,541,907
TXU Electric Capital V,
  Gtd Note 01-01-37                                                   8.175      BBB-           2,930       2,855,812
Waterford 3 Funding Corp.,
  Sec Lease Oblig Bond 01-02-17                                       8.090      BBB-           7,133       7,302,529
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+           3,985       3,921,240

Waste Disposal Service & Equipment 0.10%                                                                    1,417,547
Waste Management, Inc.,
  Sr Note 08-01-10                                                    7.375      BBB            1,415       1,417,547

                                                                                            NUMBER OF
                                                                                            SHARES OR
                                                                                             WARRANTS           VALUE
PREFERRED STOCKS AND WARRANTS 1.15%                                                                       $15,955,782
(Cost $15,155,138)

California Federal Preferred Capital Corp., 9.125%,
  Ser A, Preferred Stock                                                                      327,190       8,294,267
CSC Holdings, Inc., 11.125% Ser M, Preferred Stock                                             56,373       6,179,890
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                             9,475       1,042,250
MetroNet Communications Corp., Warrant (Canada) (R) (Y)                                         4,625         439,375

                                                                       INTEREST          PAR VALUE
ISSUER, DESCRIPTION                                                    RATE             (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 6.85%                                                                             $94,836,000
(Cost $94,836,000)

Joint Repurchase Agreement 6.85%
Investment in a joint repurchase agreement transaction with Barclays Capital, Inc.
  -- Dated 05-31-01, due 06-01-01
  (Secured by U.S. Treasury Note

  3.625%, due 01-15-08)                                               4.060%                  $94,836      94,836,000

TOTAL INVESTMENTS 100.08%                                                                              $1,385,496,898

OTHER ASSETS AND LIABILITIES, NET (0.08%)                                                                 ($1,202,978)

TOTAL NET ASSETS 100.00%                                                                               $1,384,293,920


(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $190,883,696, or 13.79% of net assets as of 5-31-01.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** A portion of these securities having an aggregate value of $16,594,500, or 1.20% of the Fund's net assets, has been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $17,011,491 of United States Treasury Note, 7.500%, 2-15-05, has been segregated to cover the forward commitment.

*** A portion of this security having an aggregate value of $4,124,663, or 0.30% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of this security is fixed at trade date, although the Fund does not earn any interest on this security until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $4,185,800 of United States Treasury Note, 7.500%, 02-15-05, has been segregated to cover the when-issued commitment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find the
net asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,383,410,692)        $1,385,496,898
Cash                                                         110
Receivable for investments sold                       20,747,741
Receivable for shares sold                             1,164,330
Dividends and interest receivable                     21,586,776
Other assets                                             164,389

Total assets                                       1,429,160,244

LIABILITIES
Payable for investments purchased                     43,420,826
Payable for shares repurchased                           178,354
Payable to affiliates                                    995,835
Other payables and accrued expenses                      271,309

Total liabilities                                     44,866,324

NET ASSETS
Capital paid-in                                    1,443,711,478
Accumulated net realized loss on investments         (61,396,037)
Net unrealized appreciation of investments             2,057,637
Distributions in excess of net investment income         (79,158)

Net assets                                        $1,384,293,920

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,140,440,995 [DIV] 77,625,186 shares)          $14.69
Class B ($217,972,871 [DIV] 14,836,528 shares)            $14.69
Class C ($25,880,054 [DIV] 1,761,550 shares)              $14.69

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($14.69 [DIV] 95.5%)                             $15.38
Class C ($14.69 [DIV] 99%)                                $14.84

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including income on securities loaned
  of $192,917)                                       $99,845,218
Dividends                                              1,459,094

Total investment income                              101,304,312

EXPENSES
Investment management fee                              6,760,696
Class A distribution and service fee                   3,378,701
Class B distribution and service fee                   1,971,426
Class C distribution and service fee                     212,760
Transfer agent fee                                     3,406,505
Custodian fee                                            275,486
Accounting and legal services fee                        262,846
Trustees' fees                                            87,329
Registration and filing fees                              78,425
Miscellaneous                                             73,403
Printing                                                  61,525
Auditing fee                                              42,039
Legal fees                                                 9,173

Total expenses                                        16,620,314

Net investment income                                 84,683,998

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                            5,040,798
Financial futures contracts                               (8,795)
Change in unrealized appreciation on
  investments                                         65,332,336

Net realized and unrealized gain                      70,364,339

Increase in net assets from operations              $155,048,337

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                 YEAR                YEAR
                                                ENDED               ENDED
                                              5-31-00             5-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                     $94,785,969         $84,683,998
Net realized gain (loss)                  (41,120,589)          5,032,003
Change in net unrealized
  appreciation (depreciation)             (42,640,839)         65,332,336

Increase in net assets
  resulting from operations                11,024,541         155,048,337

Distributions to shareholders
From net investment income
Class A                                   (80,052,771)        (71,799,469)
Class B                                   (13,337,325)        (11,680,442)
Class C                                    (1,395,873)         (1,204,086)
                                          (94,785,969)        (84,683,997)

From fund share transactions             (135,698,460)         (5,151,356)

NET ASSETS
Beginning of period                     1,538,540,824        1,319,080,936

End of period 1                        $1,319,080,936       $1,384,293,920

1 Includes distributions in excess of net investment income of $91,031 and $79,158, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $15.40      $14.90      $14.78      $15.25      $14.76      $13.93
Net investment income                           1.09        0.44        1.05 2      0.97 2      0.96 2      0.92 2
Net realized and unrealized
  gain (loss) on investments                   (0.50)      (0.12)       0.47       (0.49)      (0.83)       0.76
Total from investment
  operations                                    0.59        0.32        1.52        0.48        0.13        1.68
Less distributions
From net investment income                     (1.09)      (0.44)      (1.05)      (0.97)      (0.96)      (0.92)
Net asset value,
  end of period                               $14.90      $14.78      $15.25      $14.76      $13.93      $14.69
Total return 3 (%)                              4.11       2.224       10.54        3.11        0.97       12.38

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                               $1,416      $1,362      $1,328      $1,279      $1,098      $1,140
Ratio of expenses
  to average net assets (%)                     1.14        1.11 5      1.08        1.07        1.11        1.12
Ratio of net investment income
  to average net assets (%)                     7.32        7.38 5      6.90        6.35        6.69        6.38
Portfolio turnover (%)                           123          58         198         228         162         235

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $15.40      $14.90      $14.78      $15.25      $14.76      $13.93
Net investment income                           0.98        0.40        0.95 2      0.86 2      0.86 2      0.83 2
Net realized and unrealized
  gain (loss) on investments                   (0.50)      (0.12)       0.47       (0.49)      (0.83)       0.76
Total from investment
  operations                                    0.48        0.28        1.42        0.37        0.03        1.59
Less distributions
From net investment income                     (0.98)      (0.40)      (0.95)      (0.86)      (0.86)      (0.83)

Net asset value,
  end of period                               $14.90      $14.78      $15.25      $14.76      $13.93      $14.69
Total return 3 (%)                              3.38        1.93 4      9.78        2.39        0.27       11.64

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $134        $133        $166        $239        $197        $218
Ratio of expenses
  to average net assets (%)                     1.84        1.81 5      1.78        1.77        1.81        1.78
Ratio of net investment income
  to average net assets (%)                     6.62        6.68 5      6.18        5.65        6.00        5.71
Portfolio turnover (%)                           123          58         198         228         162         235

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                 5-31-99 6   5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $15.61      $14.76      $13.93
Net investment income 2                         0.55        0.85        0.82
Net realized and unrealized
  gain (loss) on investments                   (0.85)      (0.83)       0.76
Total from investment
  operations                                   (0.30)       0.02        1.58
Less distributions
From net investment income                     (0.55)      (0.85)      (0.82)

Net asset value,
  end of period                               $14.76      $13.93      $14.69
Total return 3 (%)                              1.95 4      0.28       11.60

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $21         $24         $26
Ratio of expenses
  to average net assets (%)                     1.77 5      1.80        1.82
Ratio of net investment income
  to average net assets (%)                     5.65 5      6.01        5.66
Portfolio turnover (%)                           228         162         235

1 Effective 5-31-97, the fiscal year end changed from December 31 to May 31.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 10-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Bond Fund (the "Fund") is a diversified series of John Hancock Sovereign Bond Fund, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2001, the Fund loaned securities having a market value of $236,200,000, collateralized by securities in the amount of $240,993,626.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at May 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $55,393,254 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: May 31, 2002 -- $9,347,493, May 31, 2004 -- $8,402,805, May 31, 2005 -- $1,183,431, May
31, 2007 -- $619,870, May 31, 2008 -- $15,467,220 and May 31, 2009 --
$20,372,435. Availability of a certain amount of loss carryforwards, which were acquired on September 15, 1995 in a merger, may be limited in a given year. Additionally, net capital losses of $5,279,008 are attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (June 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next
$500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $1,043,537 with regard to sales of Class A shares. Of this amount, $105,641 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $479,481 was paid as sales commissions to unrelated broker-dealers and $458,415 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $167,416 with regard to sales of Class C shares. Of this amount, $163,582 was paid as sales commissions to unrelated broker-dealers and $3,834 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended May 31, 2001, CDSCs received by JH Funds amounted to $527,296 for Class B shares and $8,555 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2001, aggregated $2,047,870,666 and $1,957,083,829, respectively. Purchases and proceeds from sales of obligations of the U.S. government, during the year ended May 31, 2001, aggregated
$962,006,177 and $1,074,143,371, respectively.

The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $1,384,094,460. Gross unrealized appreciation and depreciation of investments aggregated $22,816,165 and $21,413,727, respectively, resulting in net unrealized appreciation of $1,402,438.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                YEAR ENDED 5-31-00                           YEAR ENDED 5-31-01
                                     SHARES                 AMOUNT                SHARES                 AMOUNT
CLASS A SHARES
Sold                             16,180,316           $230,911,081            20,329,913           $292,695,235
Distributions reinvested          4,427,262             63,104,859             3,885,469             56,285,950
Repurchased                     (28,432,224)          (405,098,642)          (25,386,067)          (365,444,508)
Net decrease                     (7,824,646)         ($111,082,702)           (1,170,685)          ($16,463,323)

CLASS B SHARES
Sold                              3,416,464            $49,024,555             4,030,445            $58,808,128
Distributions reinvested            554,800              7,907,679               438,799              6,362,603
Repurchased                      (5,984,221)           (85,404,315)           (3,783,675)           (54,786,515)
Net increase (decrease)          (2,012,957)          ($28,472,081)              685,569            $10,384,216

CLASS C SHARES
Sold                                586,098             $8,361,864             1,373,262            $19,986,436
Distributions reinvested             78,808              1,122,359                43,807                633,249
Repurchased                        (397,387)            (5,627,900)           (1,370,639)           (19,691,934)
Net increase                        267,519             $3,856,323                46,430               $927,751

NET DECREASE                     (9,570,084)         ($135,698,460)             (438,686)           ($5,151,356)


NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $4,066,817, a decrease in distributions in excess of net investment income of $11,872, and a decrease in capital paid-in of $4,078,689. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in a reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, estimated at $8,529,110 based on securities held as of May 31, 2001.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Bond Fund of
John Hancock Sovereign Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Bond Fund (the "Fund"), one of the portfolios constituting the John Hancock Sovereign Bond Fund, including the schedule of investments, as of May 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Bond Fund of the John Hancock Sovereign Bond Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2001, 1.72% of the dividends qualify for the dividends received deduction.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Bond Fund.

2100A  5/01
       7/01

John Hancock
Bond
Fund

SEMI
ANNUAL
REPORT

11.30.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 20

For your information
page 33

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 12.64% year-to-date through November. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest
ment risk by
investing in a
diversified
portfolio of bonds
and other debt
securities, includ
ing corporate
bonds and U.S.
government and
agency securities.

Over the last six months

* The September 11 attacks adversely affected the economy, investor confidence and corporate bonds.

* The Federal Reserve Board continued to aggressively cut rates.

* Bonds outperformed stocks, producing positive results as rates fell and investors looked for safer havens.

[Bar chart with heading "John Hancock Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.80% total return for Class A. The second bar represents the 4.44% total return for Class B. The third bar represents the 4.43% total return for Class
C. The fourth bar represents the 1.51%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. * From inception September 4, 2001 to November 30, 2001."]

Top 10 issuers
17.5%   United States Treasury
 8.1%   Government National Mortgage Assn.
 5.5%   Federal National Mortgage Assn.
 1.2%   Iberdrola International B.V.
 1.0%   Hydro-Quebec
 0.9%   Morgan Stanley Capital I, Inc.
 0.9%   Morgan Stanley Dean Witter Capital I Trust
 0.8%   Scotland International Finance No. 2, B.V.
 0.8%   RBSG Capital Corp.
 0.8%   GMAC Commercial Mortgage Securities, Inc.

As a percentage of net assets on November 30, 2001.



MANAGERS'
REPORT

BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
Bond Fund

During the past six months the broad fixed-income market and John Hancock Bond Fund enjoyed positive results. A souring economy and aggressive interest-rate cuts by the Federal Reserve Board helped domestic bond sectors, especially ultra-safe Treasury bonds, outperform stocks. There did, however, exist pockets of pressure within the corporate sector overall, particularly within the high-yield arena in the telecommunications and technology sectors, especially in the aftermath of the September 11 tragedy.

FUND PERFORMANCE

For the six months ended November 30, 2001, John Hancock Bond Fund posted total returns of 4.80%, 4.44%, and 4.43% at net asset value for Class A, Class B and Class C shares, respectively. By comparison, the average corporate debt A-rated fund returned 5.10%, according to Lipper, Inc.1 Class I shares, which were launched on September 4, 2001, returned 1.51% at net asset value from inception through November 30, 2001. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

"...the broad fixed-income
 market and John Hancock
 Bond Fund enjoyed
 positive results."

THE INVESTMENT ENVIRONMENT PRIOR TO 9/11

The Fund began the period in June in the midst of the corporate earnings announcement season, which caused credit spreads to widen, as investors worried about the impact of the slowing economy on corporate earnings. (A credit spread is the difference in yield between bonds of different credit quality.) As a result, higher-quality issues outperformed lower-quality securities. When the second quarter's numbers were finalized, the risk factor diminished, as investors' worst fears were somewhat allayed, and corporate bonds in general began outperforming Treasury bonds. However, many companies, particularly those in the telecommunications, technology and so-called "new economy" sectors were experiencing financial distress. This, in turn, caused defaults to rise and several companies to shutter their operations, casting a shadow across the high-yield sector, dragging overall high-yield bond prices down.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

In order to jump-start the faltering economy, the Federal Reserve Board remained aggressive in cutting interest rates -- so much so that we believed yields on Treasury securities did not have much more room to fall. Thus, in the spring and summer we kept the Fund's interest-rate sensitivity, or duration, relatively short. The shorter the duration, the less price volatility a portfolio experiences when interest rates rise and prices fall.

"By applying in-depth credit
 analysis, we were able to
 avoid many of the credit
 blowups over the period."

In this difficult environment, we trimmed the Fund's overall high-yield exposure because of the uncertainty in that sector, while simultaneously and selectively targeting more cyclically oriented issuers that stand to perform well once the economy gathers steam. We also increased the Fund's stake in investment-grade corporate bonds, adding to or newly purchasing issues on price dips. These include Deutsche Telekom, Verizon, BellSouth, Burlington Northern and Ford.

THE EFFECTS OF THE TRAGEDIES

Immediately following the events of September 11, corporate bonds swooned and prospects for economic recovery were pushed back, as the economy slipped into recession. The Fed intervened aggressively to provide liquidity and investors fled to the relative safety of Treasury and agency securities, pushing their yields even lower and their prices higher. By late October, however, the negative sentiment appeared a bit overdone and corporate bond prices rose. By November's end, the Fed had cut interest rates ten times in 2001, bringing the fed funds rate that banks charge each other for overnight loans to 2.0% -- a 40-year low. At this time last year, the rate stood at 6.5%.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government 17%, the second is U.S. government agencies 14%, the third Utilities 12%, the fourth Finance 7%, and the fifth Mortgage banking 6%.]

FUND POSITIONING POST SEPTEMBER 11

Certain sectors were hit harder than others in the immediate aftermath of the attacks. The airline, transportation, travel and leisure industries suffered the most. Inasmuch as we could, we decreased the Fund's exposure to such areas as unsecured airline debt. We also lengthened the portfolio's average duration a bit and emphasized intermediate-term government securities, which involved increasing the Fund's exposure to mortgage-backed issues. We also further added to, or initiated purchases in, such higher-grade holdings as Ford, AT&T Wireless, Singapore Telephone, Amerada Hess and Apache Corp. And we moved out of some cyclical issues, such as Georgia Pacific, when prices bounced in November.

[Pie chart at bottom of page with heading "Portfolio diversification as a percentage of net assets on 11-30-01." The chart is divided into five sections (from top to left): Corporate bonds 62%, U.S. government bonds 32%, Short-term investments & other 3%, Foreign government bonds 2% and Preferred stock 1%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is El Paso Corporation followed by a down arrow with the phrase "Adversely affected by fallout from Enron." The second listing is AT&T Wireless followed by an up arrow with the phrase "Increased demand for wireless technology." The third listing is Lockheed Martin followed by an up arrow with the phrase "Increase in defense spending."]

DISCIPLINED RESEARCH PAYS OFF

The economic downturn posed problems for many issuers. By applying in-depth credit analysis, we were able to avoid many of the credit blowups over the period. For example, while many investors suffered losses from collateralized debt obligations, we avoided this volatile, esoteric subsector altogether. We also paid attention to early warning signs within the utility industry and reduced exposure to issuers that would suffer price losses in sympathy with Enron. We were able to pare or eliminate such holdings as Enron, Mirant Americas Generation, NRG and other generating companies before the brunt of their price declines was realized. Research also prompted us to increase exposure to defense issuer Lockheed Martin. The firm recently was awarded a Pentagon contract to build the next generation of fighter jets.

"Currently, corporate bonds
 represent good value and
 cyclically oriented issues
 may garner our increased
 attention..."

OUTLOOK

The Fed's commitment to jump-starting the economy, plus the fiscal stimulus package being discussed in Washington, should help boost economic growth some time next year. In turn, corporate credit quality should improve. Currently, corporate bonds represent good value and cyclically oriented issues may garner our increased attention in the months ahead.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2001

The index used for
comparison is the
Lehman Brothers
Credit Bond Index, an
unmanaged index that
mirrors the investment
objectives and charac-
teristics of the Fund.

It is not possible to
invest in an index.

                               Class A      Class B      Class C      Class I 1      Index
Inception date                 11-9-73     11-23-93      10-1-98       9-4-01          --

Average annual returns with maximum sales charge (POP)
One year                         5.22%        4.43%        7.30%          --        12.64%
Five years                       5.60%        5.53%          --           --         7.07%
Ten years                        7.07%          --           --           --         7.75%
Since inception                    --         6.01%        4.06%        1.51% 2        --

Cumulative total returns with maximum sales charge (POP)
Six months                       0.10%      --0.56%        2.39%          --         5.66%
One year                         5.22%        4.43%        7.30%          --        12.64%
Five years                      31.35%       30.89%          --           --        40.73%
Ten years                       98.09%          --           --           --       110.94%
Since inception                    --        59.64%       13.43%        1.51%          --

SEC 30-day yield as of November 30, 2001
                                 4.84%        4.36%        4.31%        5.60%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Credit Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $21,094 as of November 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund, before sales charge, and is equal to $20,736 as of November 30, 2001. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Bond Fund, after sales charge, and is equal to $19,802 as of November 30, 2001.

                                    Class B 1    Class C 1    Class I 2
Inception date                     11-23-93      10-1-98       9-4-01
Without sales charge                $15,964      $11,460       $9,936
With maximum sales charge                --      $11,345           --
Index                               $17,223      $12,161      $10,162

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of November 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2001
(unaudited).

This schedule is divided into three main categories: bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                                 INTEREST   CREDIT     PAR VALUE
MATURITY DATE                                                        RATE       RATING**   (000s OMITTED)       VALUE
BONDS 95.37%                                                                                           $1,385,000,816
(Cost $1,356,629,033)

Aerospace 1.19%                                                                                           $17,357,955
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910%     BB-           $5,800       5,220,000
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-           5,595       6,726,029
Systems 2001 Asset Trust LLC,
  Pass Thru Cert 12-15-11 (R)                                         7.156      A              5,224       5,411,926

Agricultural Operations 0.55%                                                                               7,983,235
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+             3,050       3,137,596
Potash Corp.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+           4,485       4,845,639

Automobiles/Trucks 1.33%                                                                                   19,368,025
DaimlerChrysler Auto Trust,
  Pass Thru Ctf Ser 2000-E Class A-4 01-08-06                         6.160      AAA            6,955       7,330,570
Delphi Automotive Systems Corp.,
  Note 06-15-06                                                       6.550      BBB            2,450       2,440,666
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+           1,440       1,450,310
  Note 06-15-08 (R)                                                   7.350      BBB+           2,600       2,635,750
  Note 12-15-09 (R)                                                   7.950      BBB+           2,675       2,778,870
Ford Motor Co.,
  Note 07-16-31                                                       7.450      BBB+           2,890       2,731,859

Banks -- Foreign 3.58%                                                                                     51,942,484
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-           10,000      10,952,000
African Development Bank,
  Sub Note (Supra National) 12-15-03 (Y)                              9.750      AA-            8,000       8,914,480
Barclays Bank Plc,
  Perpetual Bond (7.375% to 12-15-11 then variable)
  (United Kingdom) 06-29-49 (R) (Y)                                   7.375      A+             3,455       3,638,599
International Bank for Reconstruction & Development,
  Deb (Supra National) 09-01-16 (Y)                                   8.250      AAA            5,000       6,204,250
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-             3,130       3,429,197
  Perpetual Bond (7.648% to 09-30-31 then variable)
  (United Kingdom) 08-31-49 (R) (Y)                                   7.648      A-             3,505       3,565,882
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (Netherlands) 11-01-06 (R) (Y)                         8.850      AA-           10,335      11,998,522
Skandinaviska Enskilda,
  Perpetual Bond (6.50% to 6-04-03 then variable)
  (Sweden) 12-29-49 (R) (Y)                                           6.500      BBB            3,150       3,239,554

Banks -- United States 2.57%                                                                               37,342,249
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-             5,750       5,985,060
BNP Paribas Capital Trust,
  Perpetual Bond (9.003% to 10-27-10 then variable)
  12-27-49 (R)                                                        9.003      A              2,705       3,107,315
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-           2,595       2,775,067
RBSG Capital Corp.,
  Gtd Cap Note 03-01-04                                              10.125      A             10,605      11,958,304
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to 10-01-10 then variable)
  10-01-49                                                            8.622      AA-            2,870       2,911,328
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+             3,855       3,987,535
Zions Bancorp,
  Note 10-15-11 (R)                                                   6.500      BBB-           2,825       2,802,400
Zions Financial Corp.,
  Gtd Note 05-15-11                                                   6.950      BBB-           3,770       3,815,240

Beverages 0.29%                                                                                             4,160,700
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+             4,140       4,160,700

Broker Services 0.45%                                                                                       6,589,010
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+             3,880       4,004,160
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      AA-            2,500       2,584,850

Building 0.14%                                                                                              1,992,000
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+             1,920       1,992,000

Business Services -- Misc. 0.37%                                                                            5,313,600
Cendant Corp.,
  Note 08-15-06 (R)                                                   6.875      BBB            5,535       5,313,600

Chemicals 0.57%                                                                                             8,258,061
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-             2,860       2,972,941
Equistar Chemicals, L.P./Equistar Funding Corp.,
  Sr Note 02-15-04                                                    8.500      BBB-           2,785       2,685,770
Nova Chemicals Corp.,
  Sr Note (Canada) 05-15-06 (Y)                                       7.000      BBB            2,795       2,599,350

Computers 0.09%                                                                                             1,264,900
Sabre Holdings Corp.,
  Note 08-01-11                                                       7.350      BBB+           1,390       1,264,900

Cosmetics & Personal Care 0.19%                                                                             2,723,814
International Flavors & Fragrance, Inc.,
  Note 05-15-06                                                       6.450      BBB+           2,700       2,723,814

Electronics 0.29%                                                                                           4,199,084
HQI Transelect Chile SA,
  Sr Note (Chile) 04-15-11 (Y)                                        7.875      A-             4,075       4,199,084

Energy 0.57%                                                                                                8,303,031
MidAmerican Energy Holdings,
  Sr Bond 09-15-28                                                    8.480      BBB-           4,275       4,781,331
P&L Coal Holdings Corp.,
  Gtd Sr Sub Note Ser B 05-15-08                                      9.625      B+             3,276       3,521,700

Finance 6.75%                                                                                              98,065,543
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-15-07                           7.200      AAA            6,940       7,575,426
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-             4,675       4,683,882
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-            2,665       2,775,171
Ford Motor Credit Co.,
  Note 02-01-06                                                       6.875      BBB+           3,650       3,757,164
  Note 10-25-11                                                       7.250      BBB+           5,805       5,904,254
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      BBB+           4,025       4,229,752
  Note 03-02-11                                                       7.250      BBB+           4,145       4,223,838
Household Finance Corp.,
  Note 07-15-10                                                       8.000      A              2,680       3,013,338
  Sr Note 05-09-05                                                    8.000      A              5,165       5,636,771
HSBC Capital Funding, L.P.,
  Perpetual Note (9.547% to 06-30-10 then variable)
  (Channel Islands) 12-31-49 (R) (Y)                                  9.547      A-             3,430       4,033,680
Humpuss Funding Corp.,
  Gtd Note 12-15-09 (R)                                               7.720      B3             1,794       1,291,798
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to 12-31-10 then variable)
  12-31-49                                                            8.439      A              2,850       3,149,250
MBNA Master Credit Card Trust II,
  Pass Thru Ctf Ser 2000-A Class A 07-16-07                           7.350      AAA            7,040       7,662,547
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+            8,050       8,935,500
  Deb Ser B 07-23-06                                                 13.250      BB+            1,900       2,223,000
Pemex Project Funding Master Trust,
  Gtd Note 10-13-10                                                   9.125      BB+            5,580       5,886,900
Standard Credit Master Trust,
  Ser 1995-1 Class A 01-07-07                                         8.250      AAA            9,970      11,113,360
Tiers-MIR-2001-14,
  Coll Trust 06-15-04 (R)                                             7.200      BBB-           5,200       5,123,248
U.S. Bank N.A.,
  Note 08-01-11                                                       6.375      A              3,740       3,823,103
Yanacocha Receivables Master Trust,
  Pass Thru Ctf Ser 1997-A 06-15-04 (R)                               8.400      BBB-           2,994       3,023,561

Food 0.79%                                                                                                 11,499,879
ConAgra Foods, Inc.,
  Note 09-15-11                                                       6.750      BBB+           3,875       4,038,564
  Sub Note 09-15-04                                                   7.400      BBB            2,845       3,067,081
Earthgrains Co., (The),
  Sr Note 08-01-03                                                    8.375      A+             4,085       4,394,234

Government -- Foreign 1.83%                                                                                26,565,198
Chile, Republic of,
  Note (Chile) 01-11-12 (Y)                                           7.125      A-             2,805       2,879,445
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB            3,669       3,861,634
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-             7,500       9,396,000
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+             3,215       3,653,269
Saskatchewan, Province of,
  Deb (Canada) 12-15-20 (Y)                                           9.375      A+             5,000       6,774,850

Government -- United States 17.49%                                                                        253,985,760
United States Treasury,
  Bond 08-15-17                                                       8.875      AAA           25,342      34,477,031
  Bond 05-15-18                                                       9.125      AAA           17,990      25,112,961
  Bond 08-15-25                                                       6.875      AAA           21,040      24,652,989
  Bond 05-15-30                                                       6.250      AAA            2,815       3,146,635
  Bond 02-15-31                                                       5.375      AAA           24,190      24,575,589
  Inflation Indexed Note 01-15-07                                     3.375      AAA           21,188      21,472,467
  Note 02-15-05                                                       7.500      AAA           34,689      38,824,623
  Note 07-15-06                                                       7.000      AAA           43,655      48,975,235
  Note 05-15-08                                                       5.625      AAA            6,905       7,353,825
  Note 08-15-10                                                       5.750      AAA           23,695      25,394,405

Government -- U.S. Agencies 14.28%                                                                        207,349,169
Federal Home Loan Mortgage Corp.,
  30 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              328         369,100
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA            8,937       8,943,882
  15 Yr Pass Thru Ctf 06-01-16                                        6.000      AAA            5,332       5,404,260
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA            5,972       6,161,341
  15 Yr Pass Thru Ctf 09-01-10 to 11-01-14                            7.000      AAA            7,460       7,772,218
  15 Yr Pass Thru Ctf 02-01-08                                        7.500      AAA              691         730,655
  30 Yr Pass Thru Ctf 04-01-31                                        6.000      AAA            2,796       2,769,441
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA            2,792       2,832,428
  30 Yr Pass Thru Ctf 10-01-23 to 12-01-31***                         7.000      AAA            7,219       7,447,750
  30 Yr Pass Thru Ctf 06-01-30 to 02-01-31                            7.500      AAA           11,022      11,464,471
  Note 01-15-30                                                       7.125      AAA           20,130      22,853,790
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA            2,849       3,091,580
Financing Corp.,
  Bond 02-08-18                                                       9.400      AAA            7,000       9,469,670
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 06-01-26 to 09-15-31***                         6.500      AAA           54,119      55,016,382
  30 Yr Pass Thru Ctf 08-15-28 to 08-15-31                            7.000      AAA           45,143      46,606,034
  30 Yr Pass Thru Ctf 05-15-30                                        7.500      AAA            7,481       7,802,332
  30 Yr Pass Thru Ctf 11-15-22                                        8.000      AAA            1,739       1,857,930
  30 Yr Pass Thru Ctf 07-15-16 to 01-15-25                            9.000      AAA            4,359       4,752,821
  30 Yr Pass Thru Ctf 11-15-19 to 05-15-21                            9.500      AAA            1,256       1,373,268
  30 Yr Pass Thru Ctf 06-15-20 to 03-15-25                           10.000      AAA              429         482,490
  30 Yr Pass Thru Ctf 01-15-16                                       10.500      AAA               53          60,597
  30 Yr Pass Thru Ctf 01-15-16                                       11.000      AAA               76          86,729

Insurance 2.10%                                                                                            30,502,786
AXA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-             4,080       4,606,038
Equitable Life Assurance Society of the United States,
  Surplus Note 12-01-05 (R)                                           6.950      A+             3,700       3,934,728
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA             3,970       4,170,485
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-             3,940       4,139,916
Nationwide Mutual Insurance,
  Notes 12-01-31 (R)                                                  8.250      A-             2,650       2,676,500
Sun Canada Financial Co.,
  Gtd Sub Note 12-15-07 (R)                                           6.625      AA-            7,250       7,540,000
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+            3,110       3,435,119

Leisure 0.73%                                                                                              10,676,199
Harrah's Operating Co., Inc.,
  Gtd Note 06-01-07                                                   7.125      BBB-           3,900       3,976,830
  Gtd Sr Sub Note 12-15-05                                            7.875      BB+            2,055       2,160,319
HMH Properties, Inc.,
  Gtd Sr Sec Note Ser A 08-01-05                                      7.875      BB             2,790       2,664,450
Waterford Gaming LLC/Waterford Gaming Finance
  Corp., Sr Note 03-15-10 (R)                                         9.500      B+             1,820       1,874,600

Media 5.44%                                                                                                78,954,319
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+             4,750       4,797,500
  Sr Note Ser B 07-15-03                                              8.125      B+             2,250       2,227,500
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+           4,155       4,430,227
British Sky Broadcasting Group Plc,
  Gtd Sr Note (United Kingdom) 07-15-09 (Y)                           8.200      BB+            5,690       5,950,033
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+             1,720       1,685,600
Charter Communications Holdings LLC/Charter
  Communications Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+             1,055       1,134,125
  Sr Note 05-15-11                                                   10.000      B+             1,875       1,959,375
Clear Channel Communications, Inc.,
  Sr Note 06-15-05                                                    7.875      BBB-           5,170       5,405,287
Comcast Cable Communications, Inc.,
  Sr Note 01-30-11                                                    6.750      BBB            2,760       2,779,127
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      A-             5,120       5,606,195
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                10.500      BB-            1,880       2,096,200
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+             1,310       1,382,050
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+             2,485       2,410,450
Grupo Televisa S.A.,
  Note (Mexico) 09-13-11 (R) (Y)                                      8.000      BB+            1,715       1,706,425
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB            2,685       2,947,647
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note 01-15-13                                                    9.500      B+               810         862,650
  Sr Note Ser B 04-15-08                                              8.500      B+             1,435       1,470,875
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-           1,805       1,893,391
News America, Inc.,
  Gtd Sr Note 04-30-28                                                7.300      BBB-           2,575       2,425,804
Rogers Cablesystems, Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BBB-           4,880       5,294,800
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      A-             2,830       2,940,398
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+           3,420       4,123,391
Univision Communications, Inc.,
  Sr Note 07-15-11 (R)                                                7.850      BB+            4,145       4,310,800
Viacom, Inc.,
  Gtd Sr Deb 07-30-30                                                 7.875      A-             4,195       4,722,437
  Gtd Sr Note 01-30-06                                                6.400      A-             4,185       4,392,032

Medical 1.44%                                                                                              20,862,234
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+             3,465       3,672,900
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+             3,480       3,514,800
HCA -- The Healthcare Co.,
  Note 09-01-10                                                       8.750      BB+            1,845       2,029,500
  Sr Note 06-01-06                                                    7.125      BB+            3,930       4,051,830
HealthSouth Corp.,
  Sr Note 02-01-08                                                    8.500      BBB-           2,085       2,210,100
Quest Diagnostics, Inc.,
  Gtd Sr Note 07-12-06                                                6.750      BBB-           2,820       2,894,284
Tenet Healthcare Corp.,
  Sr Note 01-15-05                                                    8.000      BBB              890         991,095
Triad Hospitals, Inc.,
  Gtd Sr Note Ser B 05-01-09                                          8.750      B-             1,390       1,497,725

Metal 0.19%                                                                                                 2,714,608
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB            2,600       2,714,608

Mortgage Banking 6.23%                                                                                     90,533,366
Asset Securitization Corp.,
  Pass Thru Ctf Ser 1997-D4 Class A-1B 04-14-29                       7.400      AAA            7,085       7,588,035
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa            5,109       5,358,121
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA            2,950       2,950,189
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA            8,441       8,775,470
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass-Through Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2             3,585       3,684,148
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA            3,344       3,360,230
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                        6.411      Aaa           11,359      11,758,499
LB Commercial Conduit Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa            5,394       5,628,026
Morgan (J.P.) Commercial Mortgage Finance Corp.,
  Mtg Pass Thru Ctf Ser 1997-C5 Class A-2 09-15-29                    7.069      AAA            5,564       5,920,016
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA           12,480      13,273,379
Morgan Stanley Dean Witter Capital I Trust,
  Pass Thru Ctf Ser 2001-IQA Class A-1 12-18-32                       4.570      Aaa           12,886      12,820,383
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2
  07-25-24                                                            6.750      Aaa            1,778       1,782,254
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A-6 02-15-25                        7.180      AAA            7,260       7,634,616

Oil & Gas 3.25%                                                                                            47,250,057
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+           2,850       3,093,846
  Note (Canada) 11-01-31 (Y)                                          7.375      BBB+           2,890       2,835,639
Amerada Hess Corp.,
  Note 08-15-11                                                       6.650      BBB            4,605       4,654,826
Anadarko Petroleum Corp.,
  Deb 05-15-28                                                        7.150      BBB+           4,330       4,309,649
Apache Finance Canada Corp.,
  Gtd Sr Note (Canada) 12-15-29 (Y)                                   7.750      A-             2,890       3,165,533
Forest Oil Corp.,
  Sr Note 06-15-08                                                    8.000      BB             1,695       1,716,188
Louis Dreyfus Natural Gas Corp.,
  Note 12-01-07                                                       6.875      BBB+           2,685       2,802,254
Occidental Petroleum Corp.,
  Note 01-15-07+                                                      5.875      BBB            2,815       2,828,596
  Note 01-15-12+                                                      6.750      BBB            2,890       2,908,929
  Sr Deb 09-15-09                                                    10.125      BBB            1,080       1,306,595
Ocean Energy, Inc.,
  Gtd Sr Sub Note Ser B 07-15-07                                      8.875      BB+            2,220       2,339,813
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-           1,425       1,065,059
Santa Fe Snyder Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB            2,575       2,695,458
Tosco Corp.,
  Note 02-15-30                                                       8.125      BBB+           5,550       6,391,991
Valero Energy Corp.,
  Note 06-15-05                                                       8.375      BBB-           1,690       1,835,847
  Note 03-15-06                                                       7.375      BBB-           3,110       3,299,834

Paper & Paper Products 1.26%                                                                               18,282,366
Georgia-Pacific Corp.,
  Sr Note 05-15-06                                                    7.500      BBB-           2,600       2,662,088
International Paper Co.,
  Sr Note 07-08-05                                                    8.125      BBB            4,165       4,473,210
Stone Container Corp.,
  Sr Note 02-01-11                                                    9.750      B              2,265       2,423,550
Stora Enso Oyj,
  Sr Note (Finland) 05-15-11 (Y)                                      7.375      BBB+           4,255       4,527,320
Weyerhaeuser Co.,
  Note 08-01-06                                                       6.000      A-             4,135       4,196,198

Real Estate Investment Trusts 1.41%                                                                        20,477,906
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+           2,350       2,411,688
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB            3,455       3,584,148
Camden Property Trust,
  Sr Note 04-15-04                                                    7.000      BBB            3,800       3,988,898
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-           2,600       2,719,080
iStar Financial, Inc.,
  Sr Note 08-15-08                                                    8.750      BB+            1,085       1,093,137
Liberty Property, L.P.,
  Med Term Note 06-05-02                                              6.600      BBB            3,030       2,991,683
ProLogis Trust,
  Sr Note 04-15-04                                                    6.700      BBB+           3,555       3,689,272

Real Estate Operations 0.11%                                                                                1,650,831
EOP Operating, L.P.,
  Sr Note 02-15-05                                                    6.625      BBB+           1,580       1,650,831

Retail 0.80%                                                                                               11,577,077
Delhaize America, Inc.,
  Note 04-15-11 (R)                                                   8.125      BBB-           3,835       4,266,016
Kroger Co.,
  Gtd Sr Note 04-01-11                                                6.800      BBB-           4,540       4,801,141
Toys "R" Us, Inc.,
  Note 08-01-11 (R)                                                   7.625      BBB+           2,520       2,509,920

Telecommunications 5.59%                                                                                   81,212,489
AT&T Canada Corp.,
  Sr Disc Note, Step Coupon (10.750%, 11-01-02)
  (Canada) 11-01-07 (A) (Y)                                            Zero      BBB            2,850       1,710,000
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB            2,430       1,919,700
AT&T Corp.,
  Sr Note 11-15-31 (R)                                                8.000      BBB+           3,405       3,378,135
AT&T Wireless Services, Inc.,
  Sr Note 03-01-31                                                    8.750      BBB            5,465       6,199,715
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB            5,370       5,734,086
Deutsche Telekom International Finance B.V.,
  Gtd Bond (Netherlands) 06-15-05 (Y)                                 7.750      A-             2,325       2,505,118
  Gtd Bond (Netherlands) 06-15-30 (Y)                                 8.250      A-             4,260       4,676,202
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+           4,255       4,718,412
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+           3,860       3,973,793
Qwest Capital Funding, Inc.,
  Gtd Note 02-15-11                                                   7.250      BBB+           2,840       2,842,641
Singapore Telecommunications Ltd.,
  Bond (Singapore) 12-01-31 (R) (Y)                                   7.375      AA-            3,150       3,205,125
Sprint Capital Corp.,
  Gtd Note 01-30-06                                                   7.125      BBB+           5,470       5,710,571
  Gtd Note 11-15-28                                                   6.875      BBB+           5,525       4,985,208
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (Y)                                       8.250      BB+            5,590       5,848,538
Telus Corp.,
  Note (Canada) 06-01-11 (Y)                                          8.000      BBB+           4,185       4,472,761
Verizon Global Funding Corp.,
  Note 12-01-30                                                       7.750      A+             5,615       6,357,022
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-             2,640       3,009,600
WorldCom, Inc.,
  Bond 05-15-31                                                       8.250      BBB+           4,230       4,427,118
  Note 05-15-06                                                       8.000      BBB+           5,160       5,538,744

Transportation 2.77%                                                                                       40,256,148
America West Airlines, Inc.,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      B+             3,260       2,444,915
Burlington Northern Santa Fe Corp.,
  Deb 08-15-30                                                        7.950      BBB+           5,545       6,176,520
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB-           4,071       3,175,487
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA             5,303       4,725,039
Delta Air Lines, Inc.,
  Note 12-15-05                                                       7.700      BB               235         213,850
Northwest Airlines, Inc.,
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BB             1,580       1,453,763
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BB+            3,359       2,821,927
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA             4,771       4,905,138
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA            7,550       7,926,083
United Airlines, Inc.,
  Pass Thru Ctf Ser 2000-2 Class A-1 04-01-12                         7.032      AA             3,582       3,477,522
U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      B              4,318       2,935,904

Utilities 10.73%                                                                                          155,786,733
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB             2,620       2,567,600
  Sr Note 09-15-10                                                    9.375      BB             1,110       1,110,000
  Sr Sub Note 07-15-06                                               10.250      B+             3,570       3,462,900
AES Eastern Energy,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-           3,700       3,953,228
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BBB-           3,960       4,349,070
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BBB-           6,600       7,311,546
Calpine Canada Energy Finance ULC,
  Gtd Sr Note (Canada) 05-01-08 (Y)                                   8.500      BB+            5,765       5,712,366
Calpine Corp.,
  Sr Note 08-15-05                                                    8.250      BB+            1,685       1,709,549
  Sr Note 05-15-06                                                   10.500      BB+            4,650       4,870,875
Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05                                              9.500      BBB           10,220      10,488,275
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB             1,160       1,270,200
  Sr Note Ser B 01-15-04                                              6.750      BB             3,595       3,602,046
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-           8,319       8,901,330
El Paso Corporation,
  Sr Note 08-01-31                                                    7.800      BBB            4,170       4,070,629
Exelon Generation Co LLC,
  Sr Note 06-15-11 (R)                                                6.950      A-             4,165       4,260,254
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-           3,288       3,411,792
Hydro-Quebec,
  Gtd Deb Ser FU (Canada) 02-01-12 (Y)                               11.750      A+             5,000       7,225,000
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+             7,185       7,580,606
Iberdrola International B.V.,
  Note 10-01-02                                                       7.500      A+             8,000       8,296,400
  Sr Note (Netherlands) 06-01-03 (R) (Y)                              7.125      A+             8,629       9,042,329
KeySpan Corp.,
  Note 11-15-10                                                       7.625      A              4,145       4,596,390
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-             5,615       5,839,600
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                               9.625      BB+            1,191       1,238,704
Niagara Mohawk Power Corp.,
  Sec Fac Deb Bond 01-01-18                                           8.770      Baa2           6,740       7,065,272
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB              911         974,699
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-           3,830       3,890,066
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB            3,810       3,904,374
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BBB-           4,120       4,648,431
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08                                                    8.625      BBB-           2,685       2,747,346
Republic Services, Inc.,
  Sr Note 08-15-11                                                    6.750      BBB            4,150       4,203,576
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-           1,835       1,934,971
Waterford 3 Funding Corp.,
  Sec Lease Oblig Bond 01-02-17                                       8.090      BBB-           7,133       7,395,616
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+           3,985       4,151,693

                                                                                            NUMBER OF
ISSUER, DESCRIPTION,                                                                        SHARES OR
MATURITY DATE                                                                                WARRANTS           VALUE
PREFERRED STOCKS AND WARRANTS 1.42%                                                                       $20,657,818
(Cost $19,960,279)

California Federal Preferred Capital Corp., 9.125%,
  Ser A, Preferred Stock                                                                      327,190       8,372,792
CSC Holdings, Inc., 11.125% Ser M, Preferred Stock                                             77,653       8,250,631
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                            33,520       3,595,020
MetroNet Communications Corp.,
  Warrant (Canada) (R) (Y) *                                                                    4,625         439,375



                                                                 INTEREST     PAR VALUE
                                                                 RATE         (000S OMITTED)                    VALUE
SHORT-TERM INVESTMENTS 2.09%                                                                              $30,312,000
(Cost $30,312,000)

Joint Repurchase Agreement 2.09%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-30-01, due 12-03-01 (Secured by U.S. Treasury
  Bonds, 5.250% thru 8.125%, due 02-15-29 thru
  08-15-19)                                                       2.100%       $30,312                     30,312,000

TOTAL INVESTMENTS 98.88%                                                                               $1,435,970,634

OTHER ASSETS AND LIABILITIES, NET 1.12%                                                                   $16,207,712

TOTAL NET ASSETS 100.00%                                                                               $1,452,178,346

(A) Cash interest will paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $143,293,075 or 9.87% of net assets as of November 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

*** A portion of these securities having an aggregate value of $10,733,825, or 0.74% of the Fund's net assets, has been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The
    Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market value of $11,073,979 of United States Treasury
    Note, 7.000%, 07-15-06, has been segregated to cover the forward commitments.


  + A portion of these securities having an aggregate value of $5,737,526, or 0.40% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when- issued commitments.
    Accordingly, the market value of $5,912,255 of United States Treasury
    Note, 7.000%, 07-15-06, has been segregated to cover the when-issued commitments.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

November 30, 2001
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,406,901,312)                     $1,435,970,634
Cash                                                                      386
Receivable for investments sold                                    60,226,595
Receivable for shares sold                                          1,189,097
Dividends and interest receivable                                  23,806,944
Other assets                                                          140,777

Total assets                                                    1,521,334,433

LIABILITIES
Payable for investments purchased                                  67,162,320
Payable for shares repurchased                                        523,150
Dividends payable                                                     213,148
Payable to affiliates                                               1,021,121
Other payables and accrued expenses                                   236,348

Total liabilities                                                  69,156,087

NET ASSETS
Capital paid-in                                                 1,487,078,961
Accumulated net realized loss on investments                      (53,337,000)
Net unrealized appreciation of investments                         29,069,322
Distributions in excess of net investment loss                    (10,632,937)

Net assets                                                     $1,452,178,346

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,166,642,136 [DIV] 78,013,537 shares)                       $14.95
Class B ($247,395,300 [DIV] 16,543,361 shares)                         $14.95
Class C ($38,130,914 [DIV] 2,549,820 shares)                           $14.95
Class I ($9,996 [DIV] 668 shares)                                      $14.95

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($14.95 [DIV] 95.5%)                                         $15.65
Class C ($14.95 [DIV] 99%)                                             $15.10

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2001
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including income on securities loaned
  of $136,769)                                                    $47,154,285
Dividends                                                             624,653

Total investment income                                            47,778,938

EXPENSES
Investment management fee                                           3,562,421
Class A distribution and service fee                                1,739,756
Class B distribution and service fee                                1,164,026
Class C distribution and service fee                                  161,606
Class A, B and C transfer agent fee                                 1,753,214
Accounting and legal services fee                                     149,000
Custodian fee                                                         143,899
Registration and filing fee                                            54,534
Trustees' fee                                                          41,309
Printing                                                               34,313
Miscellaneous                                                          24,164
Auditing fee                                                           23,025
Legal fee                                                               7,841

Total expenses                                                      8,859,108

Net investment income                                              38,919,830

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    8,059,037
Change in unrealized appreciation (depreciation)
  on investments                                                   18,481,352

Net realized and unrealized gain                                   26,540,389

Increase in net assets from operations                            $65,460,219

1 Semiannual period from 6-1-01 through 11-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   5-31-01         11-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $84,683,998      $38,919,830

Net realized gain                                5,032,003        8,059,037
Change in net unrealized
  appreciation (depreciation)                   65,332,336       18,481,352

Increase in net assets
  resulting from operations                    155,048,337       65,460,219

Distributions to shareholders
From net investment income
Class A                                        (71,799,469)     (34,090,386)
Class B                                        (11,680,442)      (6,022,394)
Class C                                         (1,204,086)        (830,338)
Class I 2                                               --             (158)
                                               (84,683,997)     (40,943,276)

From fund share transactions                    (5,151,356)      43,367,483

NET ASSETS
Beginning of period                          1,319,080,936    1,384,293,920

End of period 3                             $1,384,293,920   $1,452,178,346

1 Semiannual period from 6-1-01 through 11-30-01. Unaudited.

2 Class I began operations on 9-4-01.

3 Includes distributions in excess of net investment income of $79,159 and $10,632,937, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                              12-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01    11-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                       $15.40      $14.90      $14.78      $15.25      $14.76      $13.93      $14.69
Net investment income                         1.09        0.44        1.05 3      0.97 3      0.96 3      0.92 3      0.42 3
Net realized and unrealized
  gain (loss) on investments                 (0.50)      (0.12)       0.47       (0.49)      (0.83)       0.76        0.28
Total from investment
  operations                                  0.59        0.32        1.52        0.48        0.13        1.68        0.70
Less distributions
From net investment income                   (1.09)      (0.44)      (1.05)      (0.97)      (0.96)      (0.92)      (0.44)
Net asset value,
  end of period                             $14.90      $14.78      $15.25      $14.76      $13.93      $14.69      $14.95
Total return 4 (%)                            4.11        2.22 5     10.54        3.11        0.97       12.38        4.80 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                             $1,416      $1,362      $1,328      $1,279      $1,098      $1,140      $1,167
Ratio of expenses to
  average net assets (%)                      1.14        1.11 6      1.08        1.07        1.11        1.12        1.11 6
Ratio of net investment
  income to average
  net assets (%)                              7.32        7.38 6      6.90        6.35        6.69        6.38        5.60 6,7
Portfolio turnover (%)                         123          58         198         228         162         235          89

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                              12-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01    11-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                       $15.40      $14.90      $14.78      $15.25      $14.76      $13.93      $14.69
Net investment income                         0.98        0.40        0.95 3      0.86 3      0.86 3      0.83 3      0.37 3
Net realized and unrealized
  gain (loss) on investments                 (0.50)      (0.12)       0.47       (0.49)      (0.83)       0.76        0.28
Total from investment
  operations                                  0.48        0.28        1.42        0.37        0.03        1.59        0.65
Less distributions
Dividends from
  net investment income                      (0.98)      (0.40)      (0.95)      (0.86)      (0.86)      (0.83)      (0.39)
Net asset value,
  end of period                             $14.90      $14.78      $15.25      $14.76      $13.93      $14.69      $14.95
Total return 4 (%)                            3.38        1.93 5      9.78        2.39        0.27       11.64        4.44 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                               $134        $133        $166        $239        $197        $218        $247
Ratio of expenses to
  average net assets (%)                      1.84        1.81 6      1.78        1.77        1.81        1.78        1.81 6
Ratio of net investment
  income to average
  net assets (%)                              6.62        6.68 6      6.18        5.65        6.00        5.71        4.89 6,7
Portfolio turnover (%)                         123          58         198         228         162         235          89

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                               5-31-99 8   5-31-00     5-31-01    11-30-01 2,8
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                       $15.61      $14.76      $13.93      $14.69
Net investment income 3                       0.55        0.85        0.82        0.37
Net realized and unrealized
  gain (loss) on investments                 (0.85)      (0.83)       0.76        0.28
Total from investment
  operations                                 (0.30)       0.02        1.58        0.65
Less distributions
Dividends from net
  investment income                          (0.55)      (0.85)      (0.82)      (0.39)
Net asset value,
  end of period                             $14.76      $13.93      $14.69      $14.95
Total return 4 (%)                            1.95 5      0.28       11.60        4.43 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                $21         $24         $26         $38
Ratio of expenses to
  average net assets (%)                      1.77 6      1.80        1.82        1.81 6
Ratio of net investment
  income to average
  net assets (%)                              5.65 6      6.01        5.66        4.86 6,7
Portfolio turnover (%)                         228         162         235          89

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                              11-30-01 2,8
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                       $14.96
Net investment income 3                       0.21
Net realized and unrealized
  gain on investments                         0.01
Total from investment
  operations                                  0.22
Less distributions
Dividends from net
  investment income                          (0.23)
Net asset value,
  end of period                             $14.95
Total return 4 (%)                            1.51 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 -- 9
Ratio of expenses to
  average net assets (%)                      0.61 6
Ratio of net investment
  income to average
  net assets (%)                              7.43 6,7
Portfolio turnover (%)                          89

1 Effective 5-3-97, the fiscal year end changed from December 31 to May 31.

2 Semiannual period from 6-1-01 through 11-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Had the Fund not amortized premiums on debt securities, the annualized ratio of investment income to average net assets would have been 5.88%, 5.17%, 5.14% and 7.71% for Class A, Class B, Class C and Class I shares, respectively.

8 Class C shares began operations on 10-1-98. Class I shares began operations on 9-4-01.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Bond Fund (the "Fund") is a diversified series of John Hancock Sovereign Bond Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of bonds and other debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At November 30, 2001, the Fund loaned securities having a market value of $301,230,052, collateralized by securities in the amount of $303,174,920.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $55,393,254 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: May 31, 2002 -- $9,347,493, May 31, 2004 -- $8,402,805, May 31, 2005 -- $1,183,431, May
31, 2007 -- $619,870, May 31, 2008 -- $15,467,220 and May 31, 2009 --
$20,372,435. Availability of a certain amount of loss carryforwards, which were acquired on September 15, 1995 in a merger, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next
$500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2001, JH Funds received net up-front sales charges of $640,544 with regard to sales of Class A shares. Of this amount, $41,230 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $334,188 was paid as sales commissions to unrelated broker-dealers and $265,126 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2001, JH Funds received net up-front sales charges of $140,257 with regard to sales of Class C shares. Of this amount, $133,129 was paid as sales commissions to unrelated broker-dealers and $7,128 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended November 30, 2001, CDSCs received by JH Funds amounted to $253,332 for Class B shares and $9,776 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                      YEAR ENDED 5-31-00           PERIOD ENDED 11-30-01 1
                                SHARES            AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Sold                        20,329,913      $292,695,235       4,952,808     $73,961,348
Distributions reinvested     3,885,469        56,285,950       1,796,592      26,862,085
Repurchased                (25,386,067)     (365,444,508)     (6,361,049)    (94,798,441)
Net increase (decrease)     (1,170,685)     ($16,463,323)        388,351      $6,024,992

CLASS B SHARES
Sold                         4,030,445       $58,808,128       3,300,471     $49,313,244
Distributions reinvested       438,799         6,362,603         210,982       3,157,557
Repurchased                 (3,783,675)      (54,786,515)     (1,804,620)    (26,910,767)
Net increase                   685,569       $10,384,216       1,706,833     $25,560,034

CLASS C SHARES
Sold                         1,373,262       $19,986,436       1,005,944     $15,014,863
Distributions reinvested        53,807           633,249          22,870         343,072
Repurchased                 (1,370,639)      (19,691,934)       (240,544)     (3,585,541)
Net increase                    56,430          $927,751         788,270     $11,772,394

CLASS I SHARES2
Sold                                --                --             668         $10,063
Net increase                        --                --             668         $10,063

NET INCREASE (DECREASE)       (428,686)      ($5,151,356)      2,884,122     $43,367,483

1 Semiannual period from 6-1-01 through 11-30-01. Unaudited.

2 Class I shares began operations on 9-4-01.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2001, aggregated $1,296,176,503 and $1,197,385,861, respectively.

The cost of investments owned at November 30, 2001, including short-term investments, for federal income tax purposes was $1,417,148,596. Gross unrealized appreciation and depreciation of investments aggregated $41,421,583 and $22,599,545, respectively, resulting in net unrealized appreciation of $18,822,038.

NOTE E
Change in accounting principle

Effective June 30, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $8,530,333 reduction in the cost of securities and a corresponding increase in net unrealized appreciation, based on securities held as of May 31, 2001.

The effect of this change for the period ended November 30, 2001 was to decrease net investment income by $2,023,445, increase unrealized appreciation on investments by $1,033,183 and increase net realized gain on investments by $990,262. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended November 30, 2001 was as follows: decrease in net investment income by $0.02 per share, increase in net realized and unrealized gains by $0.02 per share and decrease in the ratio of net investment income to average net assets by 0.28%.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Bond Fund.

210SA  11/01
        1/02

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK ACTIVE BOND FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 29, 2002
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Active Bond Fund ("Active Bond Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Active Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 29, 2002 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 15, 2002 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                  Date                               , 2002

                                  PLEASE SIGN, DATE AND RETURN
                                  PROMPTLY IN THE ENCLOSED ENVELOPE


                                  ----------------------------------------------

                                  ----------------------------------------------
                                                Signature(s)
                                  NOTE: Signature(s) should
                                  agree with the name(s)
                                  printed herein. When
                                  signing as attorney,
                                  executor, administrator,
                                  trustee or guardian, please
                                  give your full name as
                                  such. If a corporation,
                                  please sign in full
                                  corporate name by president
                                  or other authorized
                                  officer. If a partnership,
                                  please sign in partnership
                                  name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

(1) To approve an Agreement and Plan of Reorganization between John Hancock Active Bond Fund ("Active Bond Fund") and John Hancock Bond Fund ("Bond Fund"). Under this Agreement, Active Bond Fund would transfer all of its assets to Bond Fund in exchange for Class I shares of Bond Fund. These shares will be distributed proportionately to you and the other shareholders of Active Bond Fund. Bond Fund will also assume Active Bond Fund's liabilities.

         FOR      |_|                AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                                 ---------------
Shareholder Login                                                PROXY DIRECT TM
--------------------------------------------------------------------------------
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You can now submit your voting instructions online.  To do so, please enter your
Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
--------------------------------------------------------------------------------

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote yor proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


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                                      Site
                                Click to verify

C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
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--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Active Bond Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Growth Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Value Fund                         as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Dividend Performers Fund                as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Independence Balanced Fund              as recommended by the Board
--------------------------------------------------------------------------------
John Hancock International Equity Fund               as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Medium Capitalization Growth Fund       as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Small Cap Equity Fund Y                 as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
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


John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
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--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                         John Hancock Active Bond Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Active Bond Fund ("Active Bond Fund") and
   John Hancock Bond Fund ("Bond Fund"). Under
   this Agreement, your fund would transfer all
   of its assets to Bond Fund in exchange for
   Class I shares of Bond Fund. These shares
   would be distributed proportionately to you
   and the other shareholders of Active Bond
   Fund. Bond Fund would also assume Active
   Bond Fund's liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
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


John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, May 29, 2002 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2002
Transaction Code: __________________


                         John Hancock Active Bond Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                     Part B

                       Statement of Additional Information

                             JOHN HANCOCK BOND FUND
    (the "Acquiring Fund", and a series of John Hancock Sovereign Bond Fund)

                          JOHN HANCOCK ACTIVE BOND FUND
    (the "Acquired Fund", and a series of John Hancock Institutional Series)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 April 15, 2002

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated April 15, 2002. This Statement of Additional Information provides additional information about John Hancock Bond Fund and the Fund that it is acquiring, John Hancock Active Bond Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                            Page
Introduction                                                                  3
Note Regarding Pro Forma Financial Information                                3
Additional Information about the Acquiring Fund                               3
General Information and History                                               3
Investment Objective and Policies                                             3
Management of the Acquiring Fund                                              3
Control Persons and Principal Holders of Shares                               3
Investment Advisory and Other Services                                        3
Brokerage Allocation                                                          3
Capital Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Acquiring Fund Shares                     3
Tax Status                                                                    4
Underwriters                                                                  4
Calculation of Performance Data                                               4
Financial Statements                                                          4
Additional Information about the Acquired Fund                                4
General Information and History                                               4
Investment Objective and Policies                                             4
Management of the Acquired Fund                                               4
Investment Advisory and Other Services                                        4
Brokerage Allocation                                                          4
Capital Stock and Other Securities                                            4
Purchase, Redemption and Pricing of Acquired Fund Shares                      5
Tax Status                                                                    5
Underwriters                                                                  5
Calculation of Performance Data                                               5
Financial Statements                                                          5

Exhibits

A - Statement of Additional Information, dated January 1, 2002, of the Acquiring Fund including audited financial statements as of May 31, 2001 and unaudited financial statements as of November 30, 2001.

B - Statement of Additional Information, dated July 1, 2001, of the Acquired Fund including audited financial statements as of February 28, 2001 and unaudited financial statements as of August 30, 2001.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated April 15, 2002. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on May 29, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated January 1, 2002, and the Statement of Additional Information of the Acquired Fund, dated July 1, 2001. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganizaiton of the Acquired Fund into the Acquiring Fund, since the net asset value of the Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on February 12, 2002.

                 Additional Information About the Acquiring Fund

General Information and History

For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies

For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund

For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares

For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services

For additional information about the Acquiring Fund's investment adviser, custodian, transfer agent and independent accounts, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices

For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities

For additional information about the voting rights and other characteristics of the Acquiring Funds' shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares

For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status

For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters

For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data

For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements

Audited annual financial statements of the Acquiring Fund at May 31, 2001 and unaudited semiannual financial statements as of November 30, 2001 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.

                 Additional Information About the Acquired Fund

General Information and History

For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies

For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund

For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services

For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices

For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities

For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares

For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status

For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters

For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data

For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements

Audited annual financial statements of the Acquired Fund at February 28, 2001 and unaudited semi-annual financial statements as of August 31, 2001 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.



------------------------------------------------------- -----------------------------------------------------
                John Hancock Bond Fund                           John Hancock Large Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
              John Hancock Balanced Fund                         John Hancock Large Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
           John Hancock Biotechnology Fund                      John Hancock Massachusetts Tax-Free
                                                                            Income Fund
------------------------------------------------------- -----------------------------------------------------
            John Hancock Core Equity Fund                         John Hancock Mid Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
            John Hancock Core Growth Fund                          John Hancock Money Market Fund
------------------------------------------------------- -----------------------------------------------------
             John Hancock Core Value Fund                        John Hancock Multi Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
     John Hancock California Tax Free Income Fund             John Hancock New York Tax-Free Bond Fund
------------------------------------------------------- -----------------------------------------------------
          John Hancock European Equity Fund                   John Hancock Pacific Basin Equities Fund
------------------------------------------------------- -----------------------------------------------------
        John Hancock Financial Industries Fund                     John Hancock Real Estate Fund
------------------------------------------------------- -----------------------------------------------------
       John Hancock Focused Relative Value Fund                   John Hancock Regional Bank Fund
------------------------------------------------------- -----------------------------------------------------
               John Hancock Global Fund                          John Hancock Small Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
           John Hancock Growth Trends Fund                       John Hancock Small Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
         John Hancock Government Income Fund                   John Hancock Sovereign Investors Fund
------------------------------------------------------- -----------------------------------------------------
          John Hancock Health Sciences Fund                      John Hancock Strategic Income Fund
------------------------------------------------------- -----------------------------------------------------
          John Hancock High Yield Bond Fund                         John Hancock Technology Fund
------------------------------------------------------- -----------------------------------------------------
     John Hancock High Yield Municipal Bond Fund                  John Hancock Tax-Free Bond Fund
------------------------------------------------------- -----------------------------------------------------
       John Hancock Investment Grade Bond Fund               John Hancock U.S. Government Cash Reserve
------------------------------------------------------- -----------------------------------------------------
           John Hancock International Fund                      John Hancock Large Cap Spectrum Fund
------------------------------------------------------- -----------------------------------------------------

                Supplement to Statement of Additional Information

THE "DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES" section is supplemented under the heading "Waiver of Contingent Deferred Sales Charge" as follows:

Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

                             JOHN HANCOCK BOND FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                 January 1, 2002

This Statement of Additional Information provides information about John Hancock Bond Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Income Funds' current Prospectus (the "Prospectus") and in the Fund's current Prospectus for Class I shares (the "Prospectuses") .

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund..............................................         2
Investment Objective and Policies.....................................         2
Investment Restrictions...............................................        14
Those Responsible for Management......................................        16
Investment Advisory and Other Services................................        21
Distribution Contracts................................................        23
Sales Compensation....................................................        25
Net Asset Value.......................................................        27
Initial Sales Charge on Class A and Class C Shares....................        27
Deferred Sales Charge on Class B and Class C Shares...................        30
Special Redemptions...................................................        34
Additional Services and Programs......................................        34
Purchases and Redemptions through Third Parties ......................        36
Description of the Fund's Shares......................................        36
Tax Status............................................................        37
Calculation of Performance............................................        41
Brokerage Allocation..................................................        43
Transfer Agent Services...............................................        45
Custody of Portfolio..................................................        45
Independent Auditors..................................................        45
Appendix A- Description of Investment Risk............................       A-1
Appendix B-Description of Bond Ratings................................       B-1
Financial Statements..................................................       F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in 1984. Prior to October 1, 1998, the Fund was called John Hancock Sovereign Bond Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is a wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

The Fund's investment objective is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. The Adviser seeks high current income consistent with the moderate level of risk associated with a portfolio consisting primarily of investment grade debt securities.


To pursue this goal, the Fund normally invests at least 80% of the value of the Fund's Assets in a diversified portfolio of bonds and other debt securities.

With respect to the Fund's investment policy of investing at least 80% of its Assets in bonds and other debt securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.


In addition, the Fund contemplates at least 75% of the value of its total assets will be in (1) debt securities that have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A, or
BBB); (2) debt securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either Moody's or S&P, are considered by the Fund to have investment quality comparable to securities receiving ratings within the four highest grades; and (3) cash and cash equivalents. Under normal conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts). Debt securities rated Baa or BBB are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers' capacity to pay interest and repay principal. The Fund will, when feasible, purchase debt securities which are non-callable. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities). The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

The Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. The Fund may purchase preferred stock. The Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund's total assets taken at market value.


For liquidity and flexibility, the Fund may place up to 20% of its Assets in investment-grade short-term securities. In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.


The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Structured Securities. The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Lower Rated High Yield Debt Obligations. The Fund may invest up to 25% of the value of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca by Moody's or CC by S&P, which may indicate that the obligations are highly speculative and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information, for the distribution of securities in the various ratings categories and a description of the characteristics of the categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. In the case of lower-rated securities, these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing the high yield bonds. To the extent that the Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than would otherwise be the case. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund accrues income on these securities for tax and accounting purposes, which is required to be distributed to shareholders. Because no cash is received while income accrues on these securities, the Fund may be forced to liquidate other investments to make the distributions.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund's portfolio securities and the Fund's shares, while a decline in interest rates will generally increase their value.

Securities of Domestic and Foreign Issuers. The Fund may invest in U.S. dollar-denominated securities of foreign and United States issuers that are issued in or outside of the United States. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).

Mortgage-backed and Derivative Securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking in" a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund's investments in mortgage-backed securities may include conventional mortgage passthrough securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

Repurchase Agreements. In a repurchase agreement the Fund would buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of the 1933 Act ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act. The Fund will not invest more than 15% limit on illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted investments. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset- backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in- kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

The Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be significantly less than the profits and other benefits which will accrue to shareholders.

The portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to limit its short-term trading so that less than 30% of the Fund's gross annual income (including all dividend and interest income and gross realized capital gains, both short and long-term, without being offset for realized capital losses) will be derived from gross realized gains on the sale or other disposition of securities held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such Federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9) Purchase securities of an issuer, (other than the U.S. Government, its agencies or instrumentalities) if

         (a) Such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

         (b) Such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval: The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

         (c) Invest for the purpose of exercising control over or management of any company.

         (d) Invest more than 15% of its net assets in illiquid securities.

         (e) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble- denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------


Maureen R. Ford *             Trustee, Chairman,      Executive Vice President John
101 Huntington Avenue         President and Chief     Hancock Financial Services, Inc.,
Boston, MA  02199             Executive Officer       John Hancock Life Insurance
March 1950                    (1,2)                   Company; Chairman, Director,
                                                      President and Chief Executive
                                                      Officer, John Hancock Advisers,
                                                      Inc. (the "Adviser") and The
                                                      Berkeley Financial Group, Inc.
                                                      ("The Berkeley Group"); Chairman,
                                                      Director and Chief Executive
                                                      Officer, John Hancock Funds, Inc.
                                                      ("John Hancock Funds"); Chairman,
                                                      Director and President, John
                                                      Hancock Insurance Agency, Inc.
                                                      ("Insurance Agency, Inc.");
                                                      Chairman, Director and Chief
                                                      Executive Officer, Sovereign Asset
                                                      Management Corporation (SAMCorp.);
                                                      Director, Independence Investment
                                                      LLC and Independence Fixed Income
                                                      LLC; Senior Vice President,
                                                      MassMutual Insurance Co. (until
                                                      1999); Senior Vice President,
                                                      Connecticut Mutual Insurance Co.
                                                      (until 1996).


John M. DeCiccio*             Trustee                 Executive Vice President and Chief
John Hancock Place                                    Investment Officer John Hancock
P.O. Box 111                                          Financial Services, Inc.; Director,
Boston, MA 02117                                      Executive Vice President and Chief
July 1948                                             Investment Officer, John Hancock
                                                      Life Insurance Company; Chairman of
                                                      the Committee of Finance of John
                                                      Hancock Life Insurance Company;
                                                      Director, John Hancock
                                                      Subsidiaries, Inc., Hancock Natural
                                                      Resource Group, Independence
                                                      Investment LLC, Independence Fixed
                                                      Income LLC, The Berkeley Group, the
                                                      Adviser, John Hancock Funds,
                                                      Massachusetts Business Development
                                                      Corporation; Director, Insurance
                                                      Agency Inc. (until 1999) and John
                                                      Hancock Signature Services, Inc.
                                                      (until 1997).

Dennis S. Aronowitz           Trustee                 Professor of Law, Emeritus, Boston
101 Huntington Avenue                                 University School of Law (as of
Boston, MA  02199                                     1996); Director, Brookline Bancorp.
June 1931

Richard P. Chapman, Jr.       Trustee (1)             Chairman, President, and Chief
101 Huntington Avenue                                 Executive Officer, Brookline
Boston, MA  02199                                     Bancorp. (lending); Trustee,
February 1935                                         Northeastern University
                                                      (education); Director, Depositors
                                                      Insurance Fund, Inc. (insurance).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       17



                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------

William J. Cosgrove           Trustee                 Vice President, Senior Banker and
101 Huntington Avenue                                 Senior Credit Officer, Citibank,
Boston, MA  02199                                     N.A. (retired September 1991);
January 1933                                          Executive Vice President, Citadel
                                                      Group Representatives, Inc.;
                                                      Trustee, the Hudson City Savings
                                                      Bank (since 1995).

Richard A. Farrell            Trustee                 President of Farrell, Healer & Co.,
101 Huntington Avenue                                 (venture capital management firm)
Boston, MA  02199                                     (since 1980); Prior to 1980, headed
November 1932                                         the venture capital group at Bank
                                                      of Boston Corporation.

Gail D. Fosler                Trustee                 Senior Vice President and Chief
101 Huntington Avenue                                 Economist, The Conference Board
Boston, MA  02199                                     (non-profit economic and business
December 1947                                         research); Director, Unisys Corp.;
                                                      Director H.B. Fuller Company; and
                                                      DBS Holdings (Singapore) (Banking
                                                      and Financial Services); Director,
                                                      National Bureau of Economic
                                                      Research (academic).

William F. Glavin             Trustee                 President Emeritus, Babson College
101 Huntington Avenue                                 (as of 1997); Vice Chairman, Xerox
Boston, MA  02199                                     Corporation (until June 1989);
March 1932                                            Director, Reebok, Inc. (since 1994)
                                                      and Inco Ltd.

Dr. John A. Moore             Trustee                 President and Chief Executive
101 Huntington Avenue                                 Officer, Institute for Evaluating
Boston, MA  02199                                     Health Risks, (nonprofit
February 1939                                         institution) (since September
                                                      1989).

Patti McGill Peterson         Trustee                 Executive Director, Council for
101 Huntington Avenue                                 International Exchange of Scholars
Boston, MA  02199                                     (since January 1998), Vice
May 1943                                              President, Institute of
                                                      International Education (since
                                                      January 1998); Senior Fellow,
                                                      Cornell Institute of Public
                                                      Affairs, Cornell University (until
                                                      December 1997); President Emerita
                                                      of Wells College and St. Lawrence
                                                      University; Director, Niagara
                                                      Mohawk Power Corporation (electric
                                                      utility).

John W. Pratt                 Trustee                 Professor of Business
101 Huntington Avenue                                 Administration Emeritus, Harvard
Boston, MA  02199                                     University Graduate School of
September 1931                                        Business Administration (as of June
                                                      1998).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       18



                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------

William L. Braman             Executive Vice          Executive Vice President and Chief
101 Huntington Avenue         President and Chief     Investment Officer, the Adviser and
Boston, MA 02199              Investment Officer (2)  each of the John Hancock Funds;
December 1953                                         Executive Vice President and Chief
                                                      Investment Officer, Barring Asset
                                                      Management, London UK (until May
                                                      2000).

Richard A. Brown              Senior Vice President   Senior Vice President and Chief
101 Huntington Avenue         and Chief Financial     Financial Officer of the Adviser,
Boston, MA  02199             Officer (2)             John Hancock Funds, and The
April 1949                                            Berkeley Group; Second Vice
                                                      President and Senior Associate
                                                      Controller, Corporate Tax
                                                      Department, John Hancock Financial
                                                      Services, Inc. (until January
                                                      2001).

Susan S. Newton               Senior Vice             Senior Vice President and Chief
101 Huntington Avenue         President, Secretary    Legal Officer the Adviser; John
Boston, MA  02199             and Chief Legal         Hancock Funds; Vice President
March 1950                    Officer                 Signature Services (until May
                                                      2000), The Berkeley Group, NM
                                                      Capital and SAMCorp.

William H. King               Vice President and      Vice President and Assistant
101 Huntington Avenue         Treasurer               Treasurer, the Adviser; Vice
Boston, MA 02199                                      President and Treasurer, John
July 1952                                             Hancock Funds; Assistant Treasurer,
                                                      John Hancock Funds (until June
                                                      2001).

Thomas H. Connors             Vice President and      Vice President and Compliance
101 Huntington Avenue         Compliance Officer      Officer, the Adviser; Vice
Boston, MA  02199                                     President, John Hancock Funds.
September 1959



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and Mr. DeCiccio, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                               Aggregate             Total Compensation From the
                               Compensation          Fund and John Hancock Fund
Independent Trustees           From the Fund(1)      Complex to Trustees(2)
--------------------           ----------------      ---------------------------

Dennis S. Aronowitz                $ 8,551                    $  75,000
Richard P. Chapman, Jr.*             8,973                       78,000
William J. Cosgrove*                 8,141                       72,000
Leland O. Erdahl+                    3,216                       72,100
Richard A. Farrell                   8,385                       75,000
Gail D. Fosler                       8,307                       68,000
William F. Glavin*                   7,689                       64,000
Dr. John A. Moore*                   8,319                       72,100
Patti McGill Peterson                7,849                       70,350
John W. Pratt                        8,141                       72,000
                               -----------                   ----------
Total                              $77,571                     $718,550

(1) Compensation is for the fiscal year ended May 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2000. As of this date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-one funds.

+As of February 28, 2001, Mr. Erdahl resigned as Trustee of the Complex.

* As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $85,948, Mr. Cosgrove was $218,258, Mr. Glavin was $317,363 and for Dr. Moore was $263,160 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of September 25, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                           Percentage of Total
                                                           Outstanding Shares of
Name and Address of Shareholders     Class of Shares       the Class of the Fund
--------------------------------     -----------------     ---------------------

MLPF&S For The Sole                        B                    23.25%
Benefit of Its Customers
Attn Fund Administration 97C84
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole                        C                    42.47%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:


                Average Daily Net Assets                          Annual Rate
                ------------------------                          -----------
                First $1,500,000,000                              0.50%
                Next $500,000,000                                 0.45%
                Next $500,000,000                                 0.40%
                Amount Over $2,500,000,0000                       0.35%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended May 31, 1999, 2000 and 2001, the Adviser received fees of $7,686,223, $7,206,180 and $6,760,696, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for the purchase or sale of securities by the Adviser for the Fund for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement was approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 1999, 2000 and 2001, the Fund paid the Adviser $226,136, $276,177 and $262,846, respectively, for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended May 31, 1999, 2000 and 2001 was $1,782,697, $825,833 and
$1,043,537, respectively. Of such amounts $137,960, $72,056 and $105,641, were retained by John Hancock Funds for 1999, 2000 and 2001. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to May 31, 2000 and for the fiscal year May 31, 2001 was $9,774 and $167,416, respectively. Of such amounts no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Broker .

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat the unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plan at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended May 31, 2001, an aggregate of $6,911,125 of distribution expenses or 3.38% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended May 31, 2001, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.


                                                               Expense Items
                                                               -------------

                                          Printing and                                              Interest
                                          Mailing of                                                Carrying or
                                          Prospectus to      Compensation        Expenses of John   Other Finance
                         Advertising      New Shareholders   to Selling Brokers  Hancock Funds      Charges
                         -----------      ----------------   ------------------  ----------------   -------------

Class A                  $332,612         $13,960            $2,048,678          $983,451           $     0
Class B                  $287,154         $10,313            $  980,297          $675,194           $18,468
Class C                  $ 24,735         $ 1,176            $  112,976          $ 73,873           $     0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C are (1) the12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.



                                                           Broker Receives        Broker Receives
                                   Sales charge            Maximum                12b-1Service       Total Broker
                                   Paid by investors       Reallowance            fee(% of net       Compensation (1)
Class A investments                (% of offering price)   (% of offering price)  investment) (3)    (% of offering price)
-------------------                ---------------------   ---------------------  ---------------    ---------------------

Up to $99,999                      4.50%                   3.76%                   0.25%             4.00%
$100,000 - $249,999                3.75%                   3.01%                   0.25%             3.25%
$250,000 - $499,999                2.75%                   2.06%                   0.25%             2.30%
$500,000 - $999,999                2.00%                   1.51%                   0.25%             1.75%

Investments of Class A
shares of $1 million or more (4)
--------------------------------

First $1M - $4,999,999            --                       0.75%                   0.25%             1.00%
Next $1M - $5M above that         --                       0.25%                   0.25%             0.50% (2)
Next $1 or more above that        --                       0.00%                   0.25%             0.25% (2)

                                                                                   Broker Receives
                                                           Broker Receives         12b-1 Service
                                                           Maximum                 fee               Total Broker
                                                           Reallowance             (% of net         Compensation (1)
Class B investments                                        (% of offering price)   investment) (3)   (% of offering price)
-------------------                                        ---------------------   ---------------   --------------------

All investments                                            3.75%                   0.25%             4.00%

                                                                                   Broker Receives
                                                           Broker Receives         12b-1
                                                           Maximum                 Service fee       Total Broker
                                                           Reallowance             (% of net         Compensation (1)
Class C investments                                        (% of offering price)   investment) (3)   (% of offering price)
-------------------                                        ---------------------   ---------------   ---------------------

Over $1,000,000 or amounts         --                      0.75%                   0.25%             1.00%
purchased at NAV
All other amounts                  1.00%                   1.75%                   0.25%             2.00%
                                                                                   Broker Receives
                                                           Broker Receives         12b-1
                                                           Maximum                 Service fee       Total Broker
                                                           Reallowance             (% of net         Compensation (1)
Class I investments                                        (% of offering price)   investment) (3)   (% of offering price)
-------------------                                        ---------------------   ---------------   ---------------------

All other amounts                     --                   0.00%                   0.00%             0.00% (5)

 (1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV of each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same-sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities Exchange Commission.

o Participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


                Amount Invested                                 CDSC Rate
                ---------------                                 ---------

                $1 to $4,999,000                                  1.00%
                Next $5 million to $9,999,999                     0.50%
                Amounts of $10 million and over                   0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments in Class A shares made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plans investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.

DEFERRED SALES CHARGE ON CLASS B and CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per share (50 x 12)          $600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
    o Minus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                      (120.00)
                                                                        -------
    oAmount subject to CDSC                                             $280.00

    *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Between 59 1/2 and      Waived             Waived           Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic payments  annually in      annually in      annually in
                                           periodic         periodic         periodic
                                           payments         payments         payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Loans                   Waived             Waived           N/A              N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Hardships               Waived             Waived           Waived           N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the

CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have not authorized any additional series of the Fund, other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each of class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of the Funds net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into options or futures transactions. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty- one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $55,393,254 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from 2002 through 2009.

Dividends and capital gain distributions from the Fund will not qualify for the dividends-received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to the Fund's investments in certain foreign securities, if any. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass through such taxes to its shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ending May 31, 2001, the yield on Class A, Class B and Class C shares of the Fund was 7.23%, 6.87% and 6.79%, respectively. The average annual total return of the Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended May 31, 2001 was 7.30%, 6.13% and 7.32%, respectively.

The average total return of Class B shares of the Fund for the 1 year and 5 years and since inception on November 23, 1993 was 6.64%, 6.07% and 5.81%, respectively.

The average total return of Class C shares of the Fund for the 1 year period and since inception on October 1, 1998 was 9.50% and 3.15%, respectively

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:
                                              6
                 Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                -------
                                   cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n _____
                           T = \ /ERV/P - 1

Where:

         P =      a hypothetical initial investment of $1,000.
         T =      average annual total return.
         n =      number of years.
         ERV =    ending redeemable value of hypothetical $1,000 investment
                  made at the beginning of the 1 year, 5 year and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD's") which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended May 31, 1999, 2000 and 2001, negotiated brokerage commissions were $23,247, $24,185 and $1,232, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year end May 31, 2001 the Fund did not pay commissions to compensate any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) "Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended May 31, 1999, 2000 and 2001, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $21.00 for each Class A shareholder account, $23.50 for each Class B shareholder account and $22.50 for each Class C shareholder account. For Class A, B and C, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.


INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B- Description of Bond Ratings

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C, D Debt rated 'BB', 'B', 'CCC', 'CC', 'C' and 'D' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D The rating 'D' is typically applied when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments n an obligation are jeopardized.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

               Supplements to the John Hancock Institutional Funds
                          Prospectus Dated July 2, 2001

John Hancock Small Cap Equity Fund
----------------------------------

On November 20, 2001, the Trustees of the John Hancock Small Cap Equity Fund voted to change the Fund's name to the John Hancock Small Cap Equity Fund Y, effective March 1, 2002.

John Hancock Active Bond Fund
-----------------------------
John Hancock Medium Capitalization Growth Fund
----------------------------------------------
John Hancock Small Cap Equity Fund Y
------------------------------------
John Hancock International Equity Fund
--------------------------------------

On February 26, 2002, the Trustees of the John Hancock Institutional Series Trust (the "Trust") voted to recommend that shareholders of the Series of the Trust listed below (the "Acquired Funds") approve the following tax-free reorganizations:

--------------------------------------------------------------------------------
     Acquired Funds                             Acquiring Funds
--------------------------------------------------------------------------------
Active Bond Fund                        Bond Fund
--------------------------------------------------------------------------------
Medium Capitalization Growth Fund       Mid Cap Growth Fund
--------------------------------------------------------------------------------
Small Cap Equity Fund Y                 Small Cap Equity Fund
--------------------------------------------------------------------------------
International Equity Fund               International Fund
--------------------------------------------------------------------------------

Under the terms of each reorganization, subject to shareholder approval at a shareholder meeting scheduled for May 29, 2002, each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund in a tax-free exchange for Class I shares of equal value of the Acquiring Fund. Further information regarding each proposed reorganization will be contained in a proxy statement and prospectus scheduled to be mailed to shareholders on or about April 15, 2002.

Effective March 15, 2002, each Acquired Fund will be closed to all new accounts.

February 27, 2002

John Hancock Medium Capitalization Growth Fund
----------------------------------------------

On page 8, the "Portfolio Managers" section for the John Hancock Medium Capitalization Growth Fund has been changed as follows:

         PORTFOLIO MANAGERS

         Paul J. Berlinguet
         ------------------

         Vice president of adviser
         Joined fund team in 2001
         Joined adviser in 2001
         U.S. equity investment manager
           at Baring America Asset
           Management (1989-2001)
         Began business career in 1986

         Robert J. Uek, CFA
         ------------------

         Vice president of adviser
         Joined fund team in 2001
         Joined adviser in 1997
           Corporate finance manager
           at Ernst & Young (1994-1997)
         Began business career in 1990

         Timothy N. Manning
         ------------------

         Joined fund team in 2000
         Joined adviser in 2000
         Analyst at State Street Research
           (1999-2000)
         Equity research associate at
           State Street Research (1996-1999)
         Began business career in 1993

January 7, 2002

John Hancock Small Cap Equity Fund
----------------------------------

On page 10, the "Portfolio Managers" section for the John Hancock Small Cap Equity Fund has been changed as follows:

         PORTFOLIO MANAGERS

         James S. Yu, CFA
         ----------------

         Vice president of adviser
         Joined fund team in 2000
         Joined adviser in 2000
          Analyst at Merrill Lynch Asset
          Management (1998-2000)
         Analyst at Gabelli & Company
          (1995-1998)
         Began business career in 1991

         Roger C. Hamilton
         -----------------

         Vice president of adviser
         Joined fund team in 1999
         Joined adviser in 1994
         Began business career in 1980

December 10, 2001

                        John Hancock Institutional Funds
      Supplement to the Prospectus and Statement of Additional Information
                               Dated July 2, 2001

John Hancock Small Capitalization Value Fund
--------------------------------------------

On September 25, 2001, the Trustees of the John Hancock Small Capitalization Value Fund voted to change the Fund's name to the John Hancock Small Cap Equity Fund, effective September 30, 2001.

September 25, 2001

                                                                    John Hancock
                                                             Institutional Funds


                                                                      Prospectus


                                                                    July 2, 2001


--------------------------------------------------------------------------------

                                                                Active Bond Fund

                                                        Dividend Performers Fund

                                               Medium Capitalization Growth Fund

                                                 Small Capitalization Value Fund

                                                   Focused Small Cap Growth Fund
                                     (formerly Small Capitalization Growth Fund)

                                                       International Equity Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                  [LOGO](R)
                                                            --------------------
                                                             JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------
A fund-by-fund summary          Active Bond Fund                               4
of goals, strategies, risks,
performance and expenses.       Dividend Performers Fund                       6

                                Medium Capitalization Growth Fund              8

                                Small Capitalization Value Fund               10

                                Focused Small Cap Growth Fund                 12

                                International Equity Fund                     14

Policies and instructions for   Your account
opening, maintaining and
closing an account in any       Who can buy shares                            16
institutional fund.             Opening an account                            16
                                Buying shares                                 17
                                Selling shares                                18
                                Transaction policies                          20
                                Dividends and account policies                20
                                Business structure                            21

Further information on the      Financial highlights                          22
institutional funds.
                                For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS


These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.


RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Active Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high rate of total return consistent with prudent investment risk. To pursue this goal, the fund normally invests 80% of assets in a diversified portfolio of investment-grade debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 20% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers. These may include bonds of foreign governments and companies which are usually U.S. dollar-denominated.

The fund uses a disciplined, risk-controlled approach to fixed income management. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund intends to keep its exposure to interest rate movements generally in line with that of the markets in which it invests.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1985
Began business career in 1977

Benjamin A. Matthews
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began business career in 1970

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999    2000
                                          4.82%   10.38%   8.97%  -0.41%  11.51%

2001 total return as of March 31: 2.91%
Best quarter: Q4 '00, 4.24%  Worst quarter: Q1 '96, -0.93%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund         Index
1 year                                                     11.51%        11.85%
5 year                                                      6.96%         6.24%
Life of fund - began 3/30/95                                7.59%         7.76%


Index: Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors that influence this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. An increase in the fund's average maturity will normally increase its sensitivity to changes in interest rates.

The fund could lose money if the credit ratings of any bonds it owns are downgraded or the issuers default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a rising interest rate environment, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on individual securities in the portfolio do not apply to these securities' market value or current yield, or to fund shares.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.50%
Other expenses                                                         1.56%
Total fund operating expenses                                          2.06%
Expense reimbursement (at least until 6/30/02)                         1.46%
Net annual operating expenses                                          0.60%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $61          $504         $973         $2,273


FUND CODES

---------------------------------------
Ticker            JHABX
CUSIP             410132203
Newspaper         ActiveBd
JH fund number    421

Dividend Performers Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund normally invests at least 80% of assets in a diversified portfolio of U.S. stocks with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On May 31, 2001, that range was $730 million to $482 billion.


The managers normally invest at least 80% of assets in "dividend performers." These are companies that have typically increased their dividend payments over time, or which the managers believe demonstrate the potential for above-average stability of growth of earnings and dividends.


In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large market capitalizations.

The fund may not invest more than 5% of assets, at time of purchase, in any one security. The fund typically invests in U.S. companies but may invest in American Depositary Receipts. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1991
Began business career in 1971

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999    2000
                                         18.56%   34.33%  17.95%  13.38%  -0.62%

2001 total return as of March 31: -12.01%
Best quarter: Q4 '98, 20.75% Worst quarter: Q3 '98, -11.46%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -0.62%       -9.10%
5 year                                                     16.18%       18.33%
Life of fund - began 3/30/95                               17.29%       20.27%

Index: Standard &Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

The fund's investment strategy will influence performance significantly. Large-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.60%
Other expenses                                                         0.51%
Total fund operating expenses                                          1.11%
Expense reimbursement (at least until 6/30/02)                         0.41%
Net annual operating expenses                                          0.70%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $72          $312         $572         $1,315


FUND CODES

---------------------------------------
Ticker            JHDPX
CUSIP             410132104
Newspaper         DivPerf
JH fund number    442

Medium Capitalization Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies -- companies in the capitalization range of the Russell Midcap Growth Index. On May 31, 2001, that range was $50 million to $21 billion.


In managing the portfolio, the managers seek to identify promising sectors for investment. The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.


Quantitative screens identify companies with at least 15% annual earnings growth, expanding profit margins and projected price/earnings ratios below their earnings growth rate.


The managers conduct fundamental analysis to identify companies with a dominant market position and a strong management team. Before investing, the managers look for a specific catalyst for growth, such as a new product or business reorganization. The management team generally maintains personal contact with the senior management of the companies in which the fund invests.


The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indexes or currencies).

The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

PORTFOLIO MANAGERS


Team responsible for day-to-day
investment management


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1996     1997    1998    1999    2000
                                        31.55%    3.61%   7.35%  60.19%  -13.11%

2001 total return as of March 31: -29.64%
Best quarter: Q4 '99, 45.24% Worst quarter: Q3 '98, -20.97%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund       Index
1 year                                                    -13.11%     -11.75%
5 year                                                     15.29%      17.77%
Life of fund - began 4/11/95                               17.03%      19.14%*


Index: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

* Index figure as of 3/31/95.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

Stocks of medium-capitalization companies may be more volatile than those of larger companies. Similarly, medium-capitalization stocks are generally traded in lower volumes than large-capitalization stocks.

The fund's investment strategy will influence performance significantly. Medium-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================
YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         0.37%
Total fund operating expenses                                          1.17%
Expense reimbursement (at least until 6/30/02)                         0.27%
Net annual operating expenses                                          0.90%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $345         $618         $1,396


FUND CODES

---------------------------------------
Ticker            HMSGX
CUSIP             410132401
Newspaper         MdCapGr
JH fund number    439

Small Capitalization Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Index. On May 31, 2001, that range was $10 million to $4.9 billion.


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers use fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets, at time of purchase, in any one security.

The fund invests primarily in stocks of U.S. companies, but may invest up to 15% of assets in a basket of foreign securities and bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

The fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment- grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                        1996     1997    1998     1999     2000
                                       15.60%   29.12%   0.29%   101.91%  -4.30%

2001 total return as of March 31: -2.92%
Best quarter: Q4 '99, 46.48% Worst quarter: Q3 '98, -22.63%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                          Fund         Index 1        Index 2
1 year                                   -4.30%         -3.02%         22.83%
5 year                                   23.67%         10.31%         12.60%
Life of fund - began 4/19/95             21.74%         12.80%         14.48%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.


Index 2: Russell 2000 Value Index, an unmanaged index containing those stocks from the Russell 2000 Index with a value orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, value stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on growth stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o The credit rating of any bonds held by the fund could be downgraded, or the issuer could default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.70%
Other expenses                                                         0.35%
Total fund operating expenses                                          1.05%
Expense reimbursement (at least until 6/30/02)                         0.25%
Net annual operating expenses                                          0.80%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $82          $309         $554         $1,256


FUND CODES

---------------------------------------
Ticker            JHFVX
CUSIP             410132500
Newspaper         SmCpVal
JHfund number     437

Focused Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Growth Index. On May 31, 2001, that range was $10 million to $4.9 billion. The fund utilizes a focused investment strategy and will typically concentrate its investments in 50 to 70 companies.


In managing the portfolio, the managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equities, and may invest up to 10% of assets in foreign securities.

The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                  1997    1998    1999     2000
                                                 14.86%  16.54%  77.12%  -23.10%

2001 total return as of March 31: -28.76%
Best quarter: Q4 '99, 47.34% Worst quarter: Q3 '98, -21.25%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Class I       Index
1 year                                                     -23.10%      -22.43%
Life of Class I - began 5/2/96                              16.86%        4.58%

Index: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. In addition, the fund focuses on a limited number of companies, which could cause greater fluctuations in share price than would occur in a more diversified fund.

Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         1.28%
Total fund operating expenses                                          2.08%
Expense reimbursement (at least until 6/30/02)                         1.14%
Net annual operating expenses                                          0.94%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $95          $541         $1,012       $2,317


FUND CODES

Class I
---------------------------------------
Ticker            JCGYX
CUSIP             410132856
Newspaper         --
JHfund number     418

International Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity security. To manage risk, the fund does not invest more than 5% of assets, at time of purchase, in any one security. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

SUBADVISER

Nicholas-Applegate
Capital Management
---------------------------------------
U.S.-based team responsible for
day-to-day investment management
since December 2000

Supervised by the adviser

Founded in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1996     1997    1998    1999     2000
                                         8.49%   -7.34%  18.77%  34.52%  -25.60%

2001 total return as of March 31: -18.99%
Best quarter: Q4 '99, 26.62% Worst quarter: Q3 '98, -17.16%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                   -25.60%      -16.34%
5 year                                                     3.62%        4.89%
Life of fund - began 3/30/95                               4.29%        5.86%

Index: MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the individual securities or industries do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.90%
Other expenses                                                         2.59%
Total fund operating expenses                                          3.49%
Expense reimbursement (at least until 6/30/02)                         2.49%
Net annual operating expenses                                          1.00%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $102         $839         $1,598       $3,599


FUND CODES

---------------------------------------
Ticker            JHIEX
CUSIP             410132609
Newspaper         IntlEq
JHfund number     448

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


John Hancock Institutional Funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans and their participants

      o Rollover assets for participants whose plans are invested in the fund

      o     Certain trusts, endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Insurance companies, trust companies and bank trust departments buying shares for their own account

      o     Investment companies not affiliated with the adviser

      o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds, Inc.

      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


16 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name(s),
                                                your share class, your account
                                                number and the name(s) in which
                                                the account is registered.

                                              o Deliver the check and investment
                                                slip or note to your financial
                                                representative, or mail them to
                                                Signature Services (address
                                                below).

By exchange

[Clip Art]  o Call your financial             o Call your financial
              representative or Signature       representative or Signature
              Services to request an            Services to request an exchange.
              exchange.
                                              o You may only exchange for shares
            o You may only exchange for         of other institutional funds or
              shares of other institutional     Class I shares.
              funds or Class I shares.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative or mail it to        First Signature Bank & Trust
              Signature Services.                 Account # 900022260
                                                  Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name(s), your
              representative or Signature     share class, your account number
              Services.                       and the name(s) in which the
                                              account is registered. Your bank
            o Instruct your bank to wire the  may charge a fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900022260
                Routing # 211475000

            Specify the fund name(s), the
            share class, the new account
            number and the name(s) in which
            the account is registered. Your
            bank may charge a fee to wire
            funds.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "To Purchase,
                                                Exchange or Redeem Shares via
                                                Telephone" and "Bank
                                                Information" sections on your
                                                account application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Call your financial
                                                representative or Signature
                                                Services with the fund name(s),
                                                your share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                amount of your investment.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name, your
              must be made by letter.           account number, your share
                                                class, the name(s) in which the
            o Certain requests will require     account is registered and the
              a Medallion signature             dollar value or number of shares
              guarantee. Please refer to        you wish to sell.
              "Selling shares in writing".
                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.


                                              o A check or wire will be sent
                                                according to your letter of
                                                instruction.


By phone

[Clip Art]  o Sales of up to $5 million.      o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the telephone
              amount.                           redemption privilege is in place
                                                on an account, or to request the
            o Requests by phone to sell up      forms to add it to an existing
              to $5 million (accounts with      account, call Signature
              telephone redemption              Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o You may only exchange for shares
                                                of other institutional funds or
                                                Class I shares.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.


18 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                         Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
accounts (custodial accounts for minors).
                                              o On the letter, the signatures of
                                                all persons authorized to sign
                                                for the account, exactly as the
                                                account is registered.

                                              o Medallion signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Medallion signature guarantee if
                                                applicable (see above).

Owners or trustees of retirement plan,        o Letter of instruction.
pension trust and trust accounts.
                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.

                                              o Medallion signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Medallion signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Medallion signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-888-972-8696 for
other sellers or account types not listed       instructions.
above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Institutional Fund and Class I shares for shares of any other Institutional Fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Active Bond Fund declares income dividends daily and pays them monthly. Your income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. Dividend Performers Fund declares and pays any income dividends quarterly. All other funds declare and pay any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


20 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.

The subadviser for the International Equity Fund Nicholas-Applegate Capital Management, 600 West Broadway, Suite 2900, San Diego, California 92101.

Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Active Bond                               0.00%
Dividend Performers                       0.25%
Medium Capitalization Growth              0.42%
Small Capitalization Value                0.02%
Focused Small Cap Growth                  0.00%
International Equity                      0.00%



                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Active Bond Fund

Figures audited by Deloitte & Touche LLP.


------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                       2/97         2/98         2/99         2/00         2/01
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $8.64        $8.54        $8.83        $8.59        $8.14
Net investment income (loss)(1)                                     0.60         0.59         0.56         0.58         0.56
Net realized and unrealized gain (loss) on investments             (0.09)        0.34        (0.02)       (0.43)        0.47
Total from investment operations                                    0.51         0.93         0.54         0.15         1.03
Less distributions:
  Dividends from net investment income                             (0.60)       (0.59)       (0.56)       (0.58)       (0.56)
  Distributions in excess of net investment income                    --           --(2)        --(2)        --(2)        --
  Distributions from net realized gain on investments sold         (0.01)       (0.05)       (0.22)       (0.02)          --
  Total distributions                                              (0.61)       (0.64)       (0.78)       (0.60)       (0.56)
Net asset value, end of period                                     $8.54        $8.83        $8.59        $8.14        $8.61
Total investment return(3,4) (%)                                    6.17        11.25         6.24         1.83        13.11
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       2,191        5,158        5,686        4,222        6,805
Ratio of expenses to average net assets (%)                         0.60         0.60         0.60         0.60         0.60
Ratio of adjusted expenses to average net assets(5,6) (%)           4.05         2.64         2.33         2.93         2.03
Ratio of net investment income (loss) to average net assets (%)     7.10         6.78         6.36         6.88         6.74
Portfolio turnover rate (%)                                          136          230          356          301          327

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3)   Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense redutions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the Fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 2.72%, 9.21%, 4.51%, (0.50%) and 11.68%, respectively.


22 FINANCIAL HIGHLIGHTS

Dividend Performers Fund

Figures audited by Deloitte & Touche LLP.

-------------------------------------------------------------------------------------------------------------------------
Period ended:                                                        2/97       2/98       2/99       2/00       2/01
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $10.15     $11.91     $14.92     $14.46     $13.51
Net investment income (loss)(1)                                      0.21       0.18       0.15       0.11       0.10
Net realized and unrealized gain (loss) on investments               1.92       3.92       1.04       0.60       0.45
Total from investment operations                                     2.13       4.10       1.19       0.71       0.55
Less distributions:
  Dividends from net investment income                              (0.18)     (0.17)     (0.15)     (0.11)     (0.11)
  Distributions from net realized gain on investments sold          (0.19)     (0.92)     (1.50)     (1.55)     (2.81)
  Total distributions                                               (0.37)     (1.09)     (1.65)     (1.66)     (2.92)
Net asset value, end of period                                     $11.91     $14.92     $14.46     $13.51     $11.14
Total investment return(2,3) (%)                                    21.26      35.55       7.97       4.17       2.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        8,668     20,884     17,743     14,863      6,202
Ratio of expenses to average net assets (%)                          0.70       0.70       0.70       0.70       0.70
Ratio of adjusted expenses to average net assets(4,5) (%)            1.89       1.02       0.95       1.05       1.08
Ratio of net investment income (loss) to average net assets (%)      1.94       1.31       0.95       0.71       0.73
Portfolio turnover rate (%)                                            37         77         64         46         58

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense redutions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 20.07%, 35.23%, 7.72%, 3.82% and 2.56%, respectively.


                                                         FINANCIAL HIGHLIGHTS 23

Medium Capitalization Growth Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                             2/97         2/98         2/99         2/00          2/01
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $10.69       $12.67       $13.51       $10.99        $21.10
Net investment income (loss)(1)                                           0.01           --(2)     (0.02)       (0.05)        (0.07)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                         2.02         2.06        (0.68)       10.71         (7.44)
Total from investment operations                                          2.03         2.06        (0.70)       10.66         (7.51)
Less distributions:
  Dividends from net investment income                                      --           --(2)        --           --            --
  Distributions from net realized gain on investments sold               (0.05)       (1.22)       (1.72)       (0.55)        (3.33)
  Distributions in excess of net realized gain on investments sold          --           --        (0.10)          --            --
  Total distributions                                                    (0.05)       (1.22)       (1.82)       (0.55)        (3.33)
Net asset value, end of period                                          $12.67       $13.51       $10.99       $21.10        $10.26
Total investment return(3,4) (%)                                         19.00        17.39        (5.34)       98.13        (38.23)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            29,085       40,302       16,687       36,893        11,499
Ratio of expenses to average net assets (%)                               0.90         0.90         0.90         0.90(7)       0.90
Ratio of adjusted expenses to average net assets(5,6) (%)                 1.42         1.10         1.11         1.28          1.15
Ratio of net investment income (loss) to average net assets (%)           0.06         0.03        (0.13)       (0.37)        (0.40)
Portfolio turnover rate (%)                                                281          341          116          153           181

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3)   Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

(7) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the Fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 18.48%, 17.19%, (5.55%), 97.75% and (38.48%), respectively.


24 FINANCIAL HIGHLIGHTS

Small Capitalization Value Fund

Figures audited by Deloitte & Touche LLP.

--------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                            2/97        2/98        2/99        2/00        2/01
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.09       $9.38      $11.74       $9.16      $18.09
Net investment income (loss)(1)                                          0.14        0.07        0.05        0.05       (0.04)
Net realized and unrealized gain (loss) on investments                   1.08        3.65       (1.23)      10.96       (2.18)
Total from investment operations                                         1.22        3.72       (1.18)      11.01       (2.22)
Less distributions:
  Dividends from net investment income                                  (0.12)      (0.10)      (0.04)      (0.06)      (0.03)
  Distributions from net realized gain on investments sold              (0.81)      (1.26)      (1.20)      (2.02)      (3.71)
  Distributions in excess of net realized gain on investments sold         --          --       (0.16)         --          --
  Total distributions                                                   (0.93)      (1.36)      (1.40)      (2.08)      (3.74)
Net asset value, end of period                                          $9.38      $11.74       $9.16      $18.09      $12.13
Total investment return(2,3) (%)                                        13.78       41.81       (9.46)     124.33      (10.14)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            6,011       9,549       7,418      24,259      30,183
Ratio of expenses to average net assets (%)                              0.80        0.80        0.80        0.80        0.80
Ratio adjusted expenses to average net assets(4,5) (%)                   1.83        1.42        1.46        1.48        1.04
Ratio of net investment income (loss) to average net assets (%)          1.46        0.62        0.45        0.37       (0.25)
Portfolio turnover rate (%)                                                96         216         126         104         109

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 12.75%, 41.19%, (10.12%), 123.65% and (10.38%), respectively.


                                                         FINANCIAL HIGHLIGHTS 25

Focused Small Cap Growth Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class I - Period ended:                                                2/97(1)       2/98         2/99         2/00         2/01(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50         $9.24       $11.74       $11.65       $24.43
Net investment income (loss)(3)                                        0.03         (0.03)       (0.07)       (0.09)       (0.10)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                          0.73          2.53         0.61        15.13       (11.92)
Total from investment operations                                       0.76          2.50         0.54        15.04       (12.02)
Less distributions:
  Dividends from net investment income                                (0.02)           --(4)        --           --           --
  Distributions from net realized gain on investments sold               --            --        (0.63)       (2.26)       (1.92)
  Total distributions                                                 (0.02)           --(4)     (0.63)       (2.26)       (1.92)
Net asset value, end of period                                        $9.24        $11.74       $11.65       $24.43        10.49
Total investment return (5,6) (%)                                      8.89(7)      27.07         4.67       136.18       (50.27)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            999         3,102        2,453        8,908        5,458
Ratio of expenses to average net assets (%)                            0.90(8)       0.90         0.90         0.90         0.90
Ratio of adjusted expenses to average net assets(9,10) (%)            16.24(8)       4.05         4.12         3.19         2.04
Ratio of net investment income (loss) to average net assets (%)        0.35(8)      (0.25)       (0.60)       (0.57)       (0.56)
Portfolio turnover rate (%)                                              92           117          125          238          242

(1)   Began operations on May 2, 1996.

(2) Effective November 15, 2000, existing shares of the fund were designated Class I shares.

(3)   Based on the average of the shares outstanding at the end of each month.

(4)   Less than $0.01 per share.

(5)   Total investment return assumes dividend reinvestment.

(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(7)   Not annualized.

(8)   Annualized.

(9) Does not take into consideration expense redutions during the periods shown.

(10) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the Fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been (6.45%), 23.92%, 1.45%, 133.89% and (51.41%), respectively.


26 FINANCIAL HIGHLIGHTS

International Equity Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                           2/97         2/98         2/99         2/00          2/01
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $9.24        $9.35        $9.63       $10.18        $13.33
Net investment income (loss)(1)                                         0.12         0.06         0.07         0.07          0.04
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                       0.14         0.23         0.59         3.83         (4.63)
Total from investment operations                                        0.26         0.29         0.66         3.90         (4.59)
Less distributions:
  Dividends from net investment income                                 (0.10)       (0.01)       (0.07)       (0.07)        (0.04)
  Distributions in excess of net investment income                        --           --        (0.04)       (0.04)           --
  Distributions from net realized gain on investments sold             (0.05)          --           --        (0.64)        (0.47)
  Total distributions                                                  (0.15)       (0.01)       (0.11)       (0.75)        (0.51)
Net asset value, end of period                                         $9.35        $9.63       $10.18       $13.33         $8.23
Total investment return(2,3) (%)                                        2.79         3.07         6.88        38.84        (34.85)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           4,204        7,983        7,805       12,848         5,859
Ratio of expenses to average net assets (%)                             1.00         1.00         1.00         1.00          1.00
Ratio of adjusted expenses to average net assets(4,5) (%)               3.32         2.02         2.73         2.86          3.46
Ratio of net investment income (loss) to average net assets (%)         1.26         0.60         0.69         0.59          0.43
Portfolio turnover rate (%)                                               68          125           83          139           238

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 0.47%, 2.05%, 5.15%, 36.98 and (37.31%), respectively.



                                                         FINANCIAL HIGHLIGHTS 27

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


By phone: 1-888-972-8696


By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     KB0PN  7/01

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                          John Hancock Active Bond Fund
                      John Hancock Dividend Performers Fund
                 John Hancock Medium Capitalization Growth Fund
                  John Hancock Small Capitalization Value Fund
               John Hancock Focused Small Cap Growth Fund-Class I
                   (formerly Small Capitalization Growth Fund)
                     John Hancock International Equity Fund
        John Hancock Independence Diversified Core Equity Fund II-Class I
              John Hancock Independence Medium Capitalization Fund
                     John Hancock Independence Balanced Fund

                 (each, a "Fund" and collectively, the "Funds")

                       Statement of Additional Information

                                  July 1, 2001

This Statement of Additional Information provides information about the Funds in addition to the information that is contained in the John Hancock Series Funds' current Prospectus and in the Independence Funds' current Prospectus (together, the "Prospectuses").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                          John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                 1-800-755-4371

                                TABLE OF CONTENTS
                                                                           Page

         Organization of the Funds                                           2
         Investment Objectives and Policies                                  3
         -The John Hancock Series Funds                                      3
         -The Independence Funds                                             3
         Investment Restrictions                                            16
         Those Responsible for Management                                   19
         Investment Advisory and Other Services                             29
         Distribution Contract                                              34
         Sales Compensation                                                 34
         Net Asset Value                                                    34
         Additional Services and Programs                                   35
         Purchases and Redemptions Through Third Parties                    35
         Special Redemptions                                                36
         Description of the Funds' Shares                                   36
         Tax Status                                                         37
         Calculation of Performance                                         42
         Brokerage Allocation                                               44
         Transfer Agent Services                                            46
         Custody of Portfolio                                               46
         Independent Auditors                                               46
         Appendix A--Description of Securities Ratings                     A-1
         Financial Statements                                              F-1


ORGANIZATION OF THE FUNDS

Each Fund is a series of John Hancock Institutional Series Trust (the "Trust") an open-end investment management company organized as a Massachusetts business trust on October 31, 1994 under the laws of the Commonwealth of Massachusetts.

Focused Small Cap Growth Fund, Dividend Performers Fund, Active Bond Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund and International Equity Fund are sometimes referred to herein collectively as the "John Hancock Series Funds." Independence Diversified Core Equity Fund II, Independence Medium Capitalization Fund and Independence Balanced Fund are sometimes referred to herein collectively as the "Independence Funds." Prior to July 1, 2001, Focused Small Cap Growth Fund was called Small Capitalization Growth Fund.


The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The investment sub-adviser of International Equity Fund is Nicholas-Applegate Capital Management ("Nicholas-Applegate") (the "Sub-Adviser"). The investment sub-adviser of each Independence Fund is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.). Together, Independence and Nicholas-Applegate are sometimes referred to herein collectively as the "Sub-Advisers" or, individually, as the "Sub-Adviser." The Sub-Advisers are responsible for providing investment advice to their respective funds, subject to the review of the Trustees and overall supervision of the Adviser. Independence is an affiliate of the Life Company.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies as discussed in the Prospectuses. There is no assurance that any Fund will achieve its investment objective.

Each Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

A.  The John Hancock Series Funds.


For a further description of the John Hancock Series Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the John Hancock Series Funds' Prospectus and "Investment Restrictions" in this Statement of Additional Information. Effective November 15, 2000, existing shares of Focused Small Cap Growth Fund were designated as "Class I" shares. See Appendix A to this Statement of Additional Information for a description of the quality categories of corporate bonds in which certain of the John Hancock Series Funds may invest.


B.  The Independence Funds.

For a further description of the Independence Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in their respective Prospectuses and "Investment Restrictions" in this Statement of Additional Information. Effective October 1, 1999, existing shares of Independence Diversified Core Equity Fund II were designated as "Class I" shares.

Common stocks. Dividend Performers Fund, Medium Capitalization Growth Fund, International Equity Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Active Bond Fund and Independence Balanced Fund may regularly invest in debt obligations. Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents. Under normal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less.) Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure.
Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Small Capitalization Value Fund, International Equity Fund and Independence Balanced Fund may invest in convertible securities which may include corporate notes or preferred stock. Active Bond Fund may invest in convertible debt securities. Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investments in Foreign Securities and Emerging Countries. Each of the Funds may invest in the securities of foreign issuers to the following extent:

o Each Independence Fund and Dividend Performers Fund may invest in U.S. dollar denominated securities of foreign issuers and in American Depositary Receipts. Independence Balanced Fund may also invest in Yankee Bonds.

o Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs").

o Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.

o Active Bond Fund may invest up to 25% of total assets in Yankee Bonds, U.S. dollar (excluding U.S. dollar denominated Canadian securities) and foreign currency denominated securities of foreign issuers.

o International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. Each John Hancock Series Fund, other than Dividend Performers Fund, may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

Each John Hancock Series Fund, other than Dividend Performers Fund, may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Funds will not engage in speculative forward foreign currency exchange transactions.

If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by each Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, a Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of a Fund's total assets (including the amount borrowed) taken at market value. Each Fund will not use leverage to attempt to increase income. Each Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Active Bond Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. International Equity Fund may purchase and write (sell ) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be demoninated. Each of Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities (or, with respect to International Equity Fund, currency) or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a security or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. International Equity Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Active Bond Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and sell futures contracts based on securities indices and purchase and write call and put options on these futures contracts. Each Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each John Hancock Series Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Warrants. Each John Hancock Series Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. Each Fund may invest in government securities. However, under normal conditions, Dividend Performers Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and

Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. Active Bond Fund and each Independence Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lower Rated High Yield Debt Obligations. Active Bond Fund and Small Capitalization Value Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P")). Active Bond Fund will not invest in securities rated below Ca by Moody's or CC by S&P. Small Capitalization Value Fund may invest up to 15% of its net assets in securities rated as low as Ca by Moody's or CC by S & P and their equivalents.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Funds' assets. The reduced availability of reliable, objective data may increase the Funds' reliance on management's judgment in valuing high yield bonds. In addition, the Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. Each Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Each John Hancock Series Fund may engage in short-term trading. These Funds intend to use short-term trading of securities as a means of managing their portfolio to achieve their respective investment objective. In reaching a decision to sell one security and purchase another security at approximately the same time, the Funds will take into account a number of factors, for fixed income funds. These include the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. Equity funds may engage in short-term trading for special situations. These special situations may include arbitrage opportunities, extraordinary positive or negative earnings surprises, takeover situations, spin-offs, asset plays, management changes or a reorganization. The success of short-term trading will depend upon the ability of the Funds to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be less than the profits and other benefits which will accrue to shareholders.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in the case of Focused Small Cap Growth Fund, in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. A Fund, other than Focused Small Cap Growth Fund, may not borrow money for the purpose of leveraging the Funds' assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. Focused Small Cap Growth Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. For each Fund with respect to 75% of total assets [see non-fundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

(c) Invest for the purpose of exercising control over or management of any company.

In addition:

(d) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Focused Small Cap Growth Fund, and Small Capitalization Value Fund may not make short sales.

(e) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

(f) Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may only purchase or sell stock index options, stock index futures, and stock index options on futures.

(g) Under normal conditions, Active Bond Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

(h) Under normal conditions Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

(i) International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

(j) Small Capitalization Value Fund invests primarily in U.S. stocks, buy may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.

(k) Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or directors of the Funds' Adviser and/or one or more or the Subadvisers, or officers and/or directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------


Maureen R. Ford *             Trustee, Chairman, President    Executive Vice President John
101 Huntington Avenue         and Chief Executive Officer     Hancock Financial Services, Inc.,
Boston, MA  02199             (1,2)                           John Hancock Life Insurance
March 1950                                                    Company; Chairman, Director,
                                                              President and Chief Executive
                                                              Officer, John Hancock Advisers,
                                                              Inc. (the "Adviser") and The
                                                              Berkeley Financial Group, Inc.
                                                              ("The Berkeley Group"); Chairman,
                                                              Director and Chief Executive
                                                              Officer, John Hancock Funds, Inc.
                                                              ("John Hancock Funds"); Chairman,
                                                              Director and President, John
                                                              Hancock Insurance Agency, Inc.
                                                              ("Insurance Agency, Inc.");
                                                              Chairman, Director and Chief
                                                              Executive Officer, Sovereign Asset
                                                              Management Corporation (SAMCorp.);
                                                              Director, Independence Investment
                                                              LLC and Independence Fixed Income
                                                              LLC; Senior Vice President,
                                                              MassMutual Insurance Co. (until
                                                              1999); Senior Vice President,
                                                              Connecticut Mutual Insurance Co.
                                                              (until 1996).


John M. DeCiccio*             Trustee                         Executive Vice President and Chief
P.O. Box 111                                                  Investment Officer John Hancock
Boston, MA 02117                                              Financial Services, Inc.; Director,
July 1948                                                     Executive Vice President and Chief
                                                              Investment Officer, John Hancock
                                                              Life Insurance Company; Chairman of
                                                              the Committee of Finance of John
                                                              Hancock Life Insurance Company;
                                                              Director, John Hancock
                                                              Subsidiaries, Inc., Hancock Natural
                                                              Resource Group, Independence
                                                              Investment LLC, Independence Fixed
                                                              Income LLC, The Berkeley Group, the
                                                              Adviser, John Hancock Funds,
                                                              Massachusetts Business Development
                                                              Corporation; Director, Insurance
                                                              Agency Inc. (until 1999) and John
                                                              Hancock Signature Services, Inc.
                                                              (until 1997).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       20


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

James F. Carlin               Trustee                         Chairman and CEO, Alpha Analytical
101 Huntington Avenue                                         Laboratories (chemical analysis),
Boston, MA  02199                                             Carlin Consolidated, Inc.
April 1940                                                    (management/investments); Trustee,
                                                              Massachusetts Health and Education
                                                              Tax Exempt Trust; Director, Uno
                                                              Restaurant Corp., Arbella Mutual
                                                              (insurance) (until September 2000),
                                                              HealthPlan Services, Inc. (until
                                                              February 1999), Flagship
                                                              Healthcare, Inc. (until November
                                                              1999), Carlin Insurance Agency,
                                                              Inc. (until April 1999), Chairman,
                                                              Massachusetts Board of Higher
                                                              Education (until July 1999) and
                                                              Trustee of 35 funds managed by the
                                                              Adviser.

William H. Cunningham         Trustee                         Former Chancellor, University of
101 Huntington Avenue                                         Texas System and former President
Boston, MA  02199                                             of the University of Texas, Austin,
January 1944                                                  Texas; James L. Bayless Chair of
                                                              Free Enterprise; Director, LaQuinta
                                                              Motor Inns, Inc. (hotel management
                                                              company) (1985-1998);
                                                              Jefferson-Pilot Corporation
                                                              (diversified life insurance
                                                              company) Billing Concepts,
                                                              Southwest Airlines and Introgen ;
                                                              Advisory Director, Chase Bank
                                                              (formerly Texas Commerce Bank -
                                                              Austin).

Ronald R. Dion                Trustee                         Chairman and Chief Executive
101 Huntington Avenue                                         Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                             Director, The New England Council
March 1946                                                    and Massachusetts Roundtable;
                                                              Trustee, North Shore Medical
                                                              Center, Director, BJ's Wholesale
                                                              Club, Inc. and a corporator of the
                                                              Eastern Bank; Trustee, Emmanuel
                                                              College.

Charles L. Ladner             Trustee                         Chairman and Trustee, Dunwoody
101 Huntington Avenue                                         Village, Inc.; Senior Vice
Boston, MA  02199                                             President and Chief Financial
February 1938                                                 Officer, UGI Corporation (Public
                                                              Utility Holding Company) (retired
                                                              1998); Vice President and Director
                                                              for AmeriGas, Inc. (retired 1998);
                                                              Vice President of AmeriGas
                                                              Partners, L.P. (until 1997);
                                                              Director, EnergyNorth, Inc. (until
                                                              1995).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       21


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Steven R. Pruchansky          Trustee (1)                     Chairman and Chief Executive
101 Huntington Avenue                                         Officer, Mast Holdings, Inc. (since
Boston, MA  02199                                             June 1, 2000); Director and
August 1944                                                   President, Mast Holdings, Inc.
                                                              (until May 31, 2000); Director,
                                                              First Signature Bank & Trust
                                                              Company (until August 1991);
                                                              Director, Mast Realty Trust (until
                                                              1994); President, Maxwell Building
                                                              Corp. (until 1991).

Norman H. Smith               Trustee                         Lieutenant General, United States
101 Huntington Avenue                                         Marine Corps; Deputy Chief of Staff
Boston, MA  02199                                             for Manpower and Reserve Affairs,
March 1933                                                    Headquarters Marine Corps;
                                                              Commanding General III Marine
                                                              Expeditionary Force/3rd Marine
                                                              Division (retired 1991).

John P. Toolan                Trustee                         Director, The Smith Barney Muni
101 Huntington Avenue                                         Bond Funds, The Smith Barney
Boston, MA  02199                                             Tax-Free Money Funds, Inc., Vantage
September 1930                                                Money Market Funds (mutual funds),
                                                              The Inefficient-Market Fund, Inc.
                                                              (closed-end investment company) and
                                                              Smith Barney Trust Company of
                                                              Florida; Chairman, Smith Barney
                                                              Trust Company (retired December,
                                                              1991); Director, Smith Barney,
                                                              Inc., Mutual Management Company and
                                                              Smith Barney Advisers, Inc.
                                                              (investment advisers) (retired
                                                              1991); Senior Executive Vice
                                                              President, Director and member of
                                                              the Executive Committee, Smith
                                                              Barney, Harris Upham & Co.,
                                                              Incorporated (investment bankers)
                                                              (until 1991).

William L. Braman             Executive Vice President and    Executive Vice President and Chief
101 Huntington Avenue         Chief Investment Officer (2)    Investment Officer, the Adviser and
Boston, MA 02199                                              each of the John Hancock Funds;
December 1953                                                 Executive Vice President and Chief
                                                              Investment Officer, Barring Asset
                                                              Management, London UK (until May
                                                              2000).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       22


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Richard A. Brown             Senior Vice President and        Senior Vice President and Chief
101 Huntington Avenue        Chief Financial Officer (2)      Financial Officer of the Adviser,
Boston, MA  02199                                             John Hancock Funds, and The
April 1949                                                    Berkeley Group; Second Vice
                                                              President and Senior Associate
                                                              Controller, Corporate Tax
                                                              Department, John Hancock Financial
                                                              Services, Inc. (until January
                                                              2001).

Susan S. Newton              Senior Vice President,           Senior Vice President and Chief
101 Huntington Avenue        Secretary and Chief Legal        Legal Officer the Adviser; John
Boston, MA 02199             Officer                          Hancock Funds; Vice President,
March 1950                                                    Signature Services (until May
                                                              2000), The Berkeley Group, NM
                                                              Capital and SAMCorp.



Thomas H. Connors            Vice President and Compliance    Vice President and Compliance
101 Huntington Avenue        Officer                          Officer, the Adviser; Vice
Boston, MA  02199                                             President, John Hancock Funds.
September 1959



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                    Total Compensation from all
                            Aggregate Compensation  Funds in John Hancock Fund
Trustees                    from the Funds(1)       Complex to Trustees (2)
--------                    ----------------------  ---------------------------

James F. Carlin                 $ 2,217                       $ 72,000
William H. Cunningham*            2,221                         72,100
Ronald R. Dion*                   2,217                         72,000
Charles L. Ladner                 2,333                         75,100
Steven R. Pruchansky*             2,329                         75,000
Norman H. Smith*                  2,440                         78,000
John P. Toolan*                   2,191                         70,250
                               --------                     ----------
Total                           $15,948                       $514,450

      (1)    Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of June 4, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

                                                             Percentage of Total
Name and Address of Shareholder          Fund                Outstanding Shares
-------------------------------          ----                -------------------

The Investment Incentive Plan            Active Bond                    24.36%
101 Huntington Avenue
Boston MA  02199-7603

The Chase Manhattan Bank                 Active Bond                    33.80%
450 West 33rd Street
New York NY  10001

Manistique Papers, Inc.                  Active Bond                    6.65%
453 S Mackinac Avenue
Manistique, MI

Sterling Trust Company                   Active Bond                    9.23%
FBO SIPEX Tax Deferred Savings Plan
1380 Lawrence Street
Denver CO

Sterling Trust Company                   Active Bond                    6.49%
FBO Arden Group 401 (k)
Retirement Savings Plan
1380 Lawrence Street
Denver CO

Gilbane                                  International Equity           44.16%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

Sterling Trust Company                   International Equity           12.45%
FBO Southern Industrial 401(k) Plan
1380 Lawrence Street
Denver CO

The Investment Incentive Plan            International Equity           18.65%
101 Huntington Avenue
Boston MA 02199-7603

Sterling Trust Company                   International Equity           7.63%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

Miter & Co                               Independence Diversified Core  7.10%
c/o Marshall & Iisley Trust Co.          Equity Fund II-Class I
P.O. Box 2977
Milwaukee WI  53201

                                                             Percentage of Total
Name and Address of Shareholder     Fund                     Outstanding Shares
-------------------------------     ----                     -------------------

Northern Trust                      Independence Diversified Core        10.79%
FBO AM Castle and Co Pension Plan   Equity Fund II-Class I
P.O. Box 92956
Chicago IL

NABANK                              Independence Diversified Core        6.18%
P.O. Box 2180                       Equity Fund II-Class I
Tulsa OK  74101

Peter Kamin                         Independence Diversified Core        5.50%
Knowles Electronics Inc.            Equity Fund II-Class I
Pension Trust
1151 Maplewood Drive
Itasca IL

Sterling Trust Company              Independence Diversified Core        5.85%
FBO BAO Retirement & Savings Plan   Equity Fund II-Class I
1380 Lawrence Street
Denver CO

Independence Investment Associates  Independence Medium Capitalization   7.65%
53 State Street
Boston MA 02109-2809

Hancock Investment Subsidiaries     Independence Medium Capitalization   14.42%
401K Plan & Trust
Independence Investment Assoc Ttee
53 State Street
Boston MA 02109-2809

Gilbane                             Independence Medium Capitalization   6.91%
7 Jackson Walkway
Providence RI  02903-323

The Investment Incentive Plan       Dividend Performers                  56.09%
101 Huntington Avenue
Boston MA 02199-7603

The Chase Manhattan Bank            Dividend Performers                  11.70%
450 West 33rd Street
New York NY  10001

                                                             Percentage of Total
Name and Address of Shareholder          Fund                Outstanding Shares
-------------------------------          ----                -------------------

Sterling Trust Company               Dividend Performers             11.39%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

CG Enterprises Inc                   Dividend Performers             7.95%
12001 Guilford Road
Annapolis Junction MD 20701

Liguori Deferred Savings Plan        Dividend Performers             6.81%
Liguori Publications Inc
1 Liguori Drive
Liguori, MO  63057

Gilbane                              Independence Balanced           16.09%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

Sterling Trust Company               Independence Balanced           5.78%
FBO ACP-ASIM A
1380 Lawrence Street
Denver CO

Dan River, Inc.                      Independence Balanced           7.54%
Dan River, Inc.401(K) Plan
917 West Main Street
Danville VA  24541

Sterling Trust Company               Independence Balanced           8.57%
FBO BAO Retirement & Savings Plan
1380 Lawrence Street
Denver CO

The Investment Incentive Plan        Medium Capitalization Growth    32.49%
101 Huntington Avenue
Boston MA 02199-7603

Sterling Trust Company               Medium Capitalization Growth    11.97%
FBO Southern Industrial 401(k) Plan
1380 Lawrence Street
Denver CO

                                                             Percentage of Total
Name and Address of Shareholder       Fund                   Outstanding Shares
-------------------------------       ----                   -------------------

Sterling Trust Company                Medium Capitalization Growth       7.85%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

Globe Manufacturing Co                Medium Capitalization Growth       6.90%
401K Plan
456 Bedford Street
Fall River MA 02720-4802

Sterling Trust Company                Medium Capitalization Growth       7.72%
FBO SIPEX Tax Deferred Savings Plan
1380 Lawrence Street
Denver CO

Sterling Trust Company                Medium Capitalization Growth       6.21%
FBO One Color Comm 401(k)
Retirement Plan
1380 Lawrence Street
Denver CO

Gilbane                               Small Capitalization Value         55.89%%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

The Investment Incentive Plan         Small Capitalization Value         19.45%
101 Huntington Avenue
Boston MA 02199-7603

Sheldon & Co.                         Small Capitalization Value         5.37%
c/o National City Bank
P.O. Box 94984
Cleveland OH  44101

Fidelity Investment Institutional     Small Capitalization Value         11.60%
 Operations Co. As Agent for certain
 employee Benefit plans
100 Magellan Way
Covington KY  41015

The Investment Incentive Plan         Focused Small Cap Growth Fund-     36.00%
101 Huntington Avenue                 Class I
Boston MA 02199-7603

                                                             Percentage of Total
Name and Address of Shareholder     Fund                     Outstanding Shares
-------------------------------     ----                     -------------------

Cape Ann Local Lodge #2654         Focused Small Cap Growth Fund        14.00%
401K Plan                          -Class I
c/o Gloucester Engineering
PO Box 900
Gloucester MA 01931-0900

Manistique Papers, Inc.            Focused Small Cap Growth Fund        5.64%
453 S. Mackinac Avenue             -Class I
Manistique MI.  49854

CG Enterprises Inc                 Focused Small Cap Growth             5.91%
12001 Guilford Road                Fund-Class I
Annapolis Junction MD 20701

Sealol Inc. Retirement and 401(k)  Focused Small Cap Growth             5.77%
EG&G Sealol Inc                    Fund-Class I
15 Pioneer avenue
Warwick, RI

The Chase Manhattan Bank           Focused Small Cap Growth             6.63%
450 West 33rd Street               Fund-Class I
New York NY  10001

Sterling Trust Company             Focused Small Cap Growth             8.73%
FBO ACP-ASIM A                     Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204

Sterling Trust Company             Focused Small Cap Growth             7.02%
FBO ARA-Individual Retirement      Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204

Sterling Trust Company             Focused Small Cap Growth             5.80%
FBO ACP-ASIM B                     Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204


Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years. The Small Capitalization Value Fund is managed by Timothy E. Quinlisk, CFA. Mr. Quinlisk is a Senior Vice President of the Adviser and has managed the Fund since 1998 except between January and March 2000.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses or redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders, meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As of December 14, 2000, with respect to International Equity Fund, the Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, Nicholas-Applegate was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Sub-Adviser to the International Equity Fund was Indocam International Investment Services ("IIIS"). IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), 91-93 Boulevard Pasteur, Paris, France 75015, one of the largest financial and industrial groups in Europe. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. Until March 1, 2000, International Equity Fund had another Sub-Adviser, John Hancock Advisers International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London SWIY 6DF, England. JHAI is a wholly owned subsidiary of the Adviser formed in 1987 to provide investment research and advisory services to U.S. institutional clients. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

With respect to each Independence Fund, the Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC. ("Independence") (formerly Independence Investment Associates, Inc. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

Under each respective Sub-Advisory Agreement, the corresponding Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund.


Funds                                                   Rate
------                                                  ----

Active Bond  Fund                          .50% of average daily net assets up to $1.5 billion
                                           .45% of such assets in excess of $1.5 billion

Small Capitalization Value Fund            .70% of average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Dividend Performers Fund                   .60% of average daily net assets up to $500 million
                                           .55% of such assets in excess of $500 million

Medium Capitalization Growth Fund          .80% of average daily net assets up to $500 million
                                           .75% of such assets in excess of $500 million

Focused Small Cap Growth Fund              .80% of average daily net assets

International Equity Fund                  .90% of average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Balanced Fund                              .70% of the average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Diversified Core Equity Fund II            .50% of the average daily net assets up to $1 billion
                                           .45% of such assets in excess of $1 billion

Medium Capitalization Fund                 .80% of the average daily net assets up to $500 million
                                           .75% of such assets in excess of $500 million

The advisory fees paid by Focused Small Cap Growth Fund and International Equity Fund are greater than those paid by most funds. Due to the added complexity of managing funds with investment strategies similar to these Funds, advisory fees of similar funds tend to be higher than those paid by most funds. Also, the advisory fees paid by Medium Capitalization Fund are greater, but they are comparable to those paid by many investment companies with similar investment objectives and policies.

Under each Sub-Advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the corresponding Sub-Adviser. Sub-Advisory fees are paid at the following rates: Diversified Core Equity Fund II, 80% of the advisory fee payable on the Fund's average daily net assets; Medium Capitalization Fund, 55% of the advisory fee payable on the Fund's average daily net assets and Balanced Fund, 60% of the advisory fee payable on the Fund's average daily net assets. With respect to International Equity Fund, the Adviser pays Nicholas-Applegate a

Sub-Advisory fee quarterly equal on an annual basis to (i) 0.90% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.65% of the average daily net asset value of the Fund in excess of $500,000,000. From December 14, 2000 until May 11, 2001, the Adviser paid Nicholas-Applegate a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. Until December 14, 2000 with respect to International Equity Fund, the Adviser paid IIIS a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. For International Equity Fund, the Adviser also paid JHAI a Sub-Advisory fee equal to 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and 90% of the advisory fee payable on the Fund's assets exceeding $500 million. JHAI agreed to waive all but 0.05% of this fee beginning January 1, 2000. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

For the period ended February 28, 1999, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 1999, the Adviser received $3,095, $69,056, $189,004, $511,989,
$2,716,529 and $20,569 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.

For the period ended February 29, 2000, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 29, 2000, the Adviser received $2,775, $42,132, $89,049, $479,968,
$2,710,449 and $31,290 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.


For the period ended February 28, 2001, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 2001, the Adviser received $123,547, $29,197, $154,799, $352,005,
$1,707,364 and $70,479 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit the Funds' expenses as follows: Active Bond 0.60%; Dividend Performers 0.70%; Medium Capitalization Growth 0.90%; Small Capitalization Value 0.80%; Focused Small Cap Growth (excluding transfer agent expenses) 0.85%; International Equity 1.00%; Diversified Core Equity II 0.70%; Medium Capitalization 1.00% and Balanced Fund 0.90%.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for a Fund or for other funds or clients for which the Adviser or Sub-Advisers render investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Sub-Advisers or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each Advisory Agreement, where applicable, Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreement.

Under each Advisory Agreement, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of each Independence Fund, each Independence Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement was approved by all of the Trustees in June of 2001. With respect to International Equity Fund, on December 12, 2000, the Trustees approved the termination of IIIS as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. This appointment was approved by International Equity Fund's shareholders on April 25, 2001. The Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended February 28, 1999, February 29, 2000 February 28, 2001, the Fund paid the Adviser the following for services under this Agreement: Balanced Fund $12,152, $13,666 and $10,633, Medium Capitalization Fund $1,587, $2,048 and $2,759, Diversified Core Equity Fund II $84,538, $98,578 and $64,547, Active Bond Fund $858, $902 and $1,045, Dividend
Performers Fund $3,109, $3,096 and $2,436, Medium Capitalization Growth Fund $5,047, $3,853 and $5,315, Small Capitalization Value Fund $1,235, $2,289 and $5,168, Focused Small Cap Growth Fund $352, $752 and $1,491 and International Equity Fund $1,324, $1,587 and $1,913.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing the net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Funds may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing and/or distribution services they provide with respect to the underlying Fund shares. John Hancock Funds, Inc. (the Fund's principal distributor), is responsible for paying these fees.


SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of eleven series of which nine series are described herein. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. Effective October 1, 1999, the Trustees authorized the issuance Class P shares for Independence Diversified Core Equity Fund II. Existing shares of the Fund were designated "Class I" shares. Class P shares are discussed in a separate Statement of Additional Information. Effective November 15, 2000, the Trustees authorized the issuance of Class A, Class B, and Class C shares for Focused Small Cap Growth Fund. Existing shares of Focused Small Cap Growth Fund were designated "Class I" shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A Fund reserves the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends, under normal circumstances, to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

If a Fund invests (either directly or through depository receipts such as ADRs, GDRs or EDRs) in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their respective shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadvisers and whether the Adviser and the Subadvisers believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege), in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. Although each Fund's present intention is to distribute all net capital gains, if any, the Fund will not in any event distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by such Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains of that Fund, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. As of February 28, 2001, Active Bond Fund had a capital loss carryforwards of $49,819 and $79,391 which will expire in 2008 and 2009, respectively. Focused Small Cap Growth Fund had a capital loss carryforwards of $332,423 which will expire in 2009. International Fund had a capital loss carryforwards of $636,448 which will expire in 2009. The remaining Funds do not have any capital loss carryforwards.

For purposes of dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Each Fund that invests in securities of foreign issuers may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. With respect to each Fund, other than International Equity Fund, because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Funds will not be able to pass such taxes through to their shareholders, who in consequence will not include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, such Funds will be entitled to deduct such taxes in determining the amounts they must distribute in order to avoid Federal income tax. If more than 50% of the value of the total assets of International Equity Fund at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received, and
(ii) treat such respective pro rata portions as foreign taxes paid by them.

If the election is made, shareholders of the International Equity Fund may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by International Equity Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

Each Fund that invests in zero coupon securities or certain PIK or increasing rate securities and any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) accrues income on such securities prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions, may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. Each Fund must distribute, at least annually, all or substantially all of its net income and net capital gains, including such accrued income or gain, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow cash, to satisfy these distribution requirements.

Active Bond Fund and Small Capitalization Value Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by Active Bond Fund and Small Capitalization Value Fund in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and to avoid becoming subject to Federal income or excise tax.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are or may be unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

With respect to each Fund that may enter into foreign currency positions, forwards, futures and options transactions, limitations imposed by the Code on regulated investment companies may restrict the Funds' ability to enter into options, futures, foreign currency positions, and forward foreign currency contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, futures contract, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. A Fund will also take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequence.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to a non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate on file, to 31% back up withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Yield
-----


For the 30-day period ended February 28, 2001, the yield of Active Bond Fund was 5.93%.


A Fund's yield is computed by dividing its net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:
         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV).

Total Return
------------
The average annual total return for the 1 year and life of that Fund for the period ended February 28, 2001 is as follows:


                                      One Year Ended  Commencement of Operations
                                    February 28, 2001    to February 28, 2001
                                    ----------------- --------------------------

Active Bond Fund                           13.11%            7.83%  (c)
Small Capitalization Value Fund           -10.14%           21.93%  (d)
Dividend Performers Fund                    2.94%           15.42%  (c)
Medium Capitalization Growth Fund         -38.23%           12.87%  (e)
Focused Small Cap Growth Fund             -50.27%           11.63%  (b)
International Equity Fund                 -34.85%            2.01%  (c)
Balanced Fund                               3.13%           10.93%  (f)
Diversified Core Equity Fund II            -2.68%           16.76%  (a)
Medium Capitalization Fund                 13.14%           16.67%  (g)

  (a) Commencement of operations, March 10, 1995.
  (b) From commencement of operations, May 2, 1996.
  (c) Commencement of operations, March 30, 1995.
  (d) Commencement of operations April 19, 1995.
  (e) Commencement of operations, April 11, 1995.
  (f) Commencement of operations, July 6, 1995.
  (g) From commencement of operations, October 2, 1995.

A Fund's total return is computed by finding the average annual compounded rate of return over the indicated period that would equate the initial amount invested to the ending redeemable value according to the following formula:


                      n _____
                 T = \ /ERV/P - 1

Where:

         P   =    a hypothetical initial investment of $1,000.
         T   =    average annual total return.
         n   =    number of years.
         ERV =    ending redeemable value of a hypothetical $1,000
                  investment made at the beginning of the one year and life of fund periods.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

From time to time, in reports and promotional literature, a Fund's total return will be ranked or compared to indices of mutual funds and bank deposit vehicles. Such indices may include Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States, as well as those published by Frank Russell, Callan Associates, Wilshire Associates and SEI.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, and Barron's, Pensions & Investments and Institutional Investor may also be utilized. The Funds' promotional and sales literature may make reference to a Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of any Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Funds are made by officers of the Adviser pursuant to recommendations made by an investment policy committee of the Adviser, which consists of officers and directors of the Adviser, corresponding Subadviser (if applicable), officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.


To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and corresponding Subadviser (if applicable) of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and corresponding Subadviser (if applicable). The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. Similarly, research information and assistance provided to a Subadviser by brokers and dealers may benefit other advisory clients or affiliates of such Subadviser. The Funds will not make any commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in connection with the corresponding Subadviser (if applicable), will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Funds paid negotiated brokerage commissions in the amount as follows: Independence Diversified Core Equity Fund II $559,111, $711,968 and $472,331, Independence Medium Capitalization Fund $8,985, $16,377 and $26,148, Independence Balanced Fund $49,743, $51,745 and $47,389, Dividend Performers Fund $32,953, $22,210 and $24,294, Medium Capitalization Growth Fund $96,224, $51,580 and $54,895, Small Capitalization Value Fund $39,784, $42,422
and $82,735, International Equity $38,053, $62,440 and $98,834, Focused Small Cap Growth Fund $5,313, $9,166 and $16,301. Active Bond Fund had no negotiated brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2001, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth and Diversified Core Equity Fund II directed commissions in the amount of $750, $24,730, $20,734, $3,582 and $74,236, respectively to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd), London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending February 28, 1999, February 29, 2000 and from the period from March 1, 2000 to December 12, 2000, the Fund did not execute any portfolio transactions with Affiliated Brokers.


Signator may act as broker for the Funds on securities or commodities exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the corresponding Subadviser (if applicable) or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the corresponding Subadviser (if applicable), have, as investment advisers to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. Each Fund pays Signature Services a fee of 0.05% of its average daily net assets plus certain out-of-pocket expenses.


CUSTODY OF PORTFOLIO

Portfolio securities of International Equity Fund are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and State Street Bank and Trust Company, 200 Berkeley Street, Boston, Massachusetts 02116. Portfolio securities of the other Funds are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the Master Custodian Agreements, Investors Bank & Trust Company and State Street Bank and Trust Company perform custody, portfolio and fund accounting services for their respective Funds.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

Description of Securities Ratings1

Moody's Investors Service, Inc.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------
1 The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by the following characteristics:

         _        Leading market positions in well established industries.

         _        High rates of return on funds employed.

         _ Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         _ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         _ Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
********

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended February 28, 2001; (filed electronically on April 30, 2001, accession number 0000928816-01-500082) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Institutional Series Trust (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
    John Hancock Active Bond Fund
    John Hancock Dividend Performers Fund
    John Hancock Medium Capitalization Growth Fund
    John Hancock Small Capitalization Value Fund
    John Hancock Focused Small Cap Growth Fund
    John Hancock International Equity Fund
    John Hancock Independence Diversified Core Equity Fund II
    John Hancock Independence Medium Capitalization Fund
    John Hancock Independence Balanced Fund

    Statement of Assets and Liabilities as of February 28, 2001 (audited). Statement of Operations for the year ended February 28, 2001 (audited). Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2001 (audited).
    Financial Highlights for each of the 5 years in the period ended February
      28, 2001 (audited).
    Schedule of Investments as of February 28, 2001 (audited).
    Notes to Financial Statements.
    Report of Independent Auditors.


                                      F-1

The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Small Capitalization Growth Fund

Small Capitalization Value Fund

International Equity Fund

FEBRUARY 28, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio managers or portfolio management teams through the end of each Fund's period discussed in this report. Of course, the managers' or teams' views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                         4
   John Hancock Dividend Performers Fund                                 7
   John Hancock Medium Capitalization Growth Fund                       10
   John Hancock Small Capitalization Growth Fund                        13
   John Hancock Small Capitalization Value Fund                         16
   John Hancock International Equity Fund                               19

3) Financial Statements                                                 22

4) Notes to Financial Statements                                        60



TRUSTEES

Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Richard A. Brown
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

International Equity Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER

International Equity Fund
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

This market environment serves to highlight the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions. Now could be a good time to connect with your investment professional for some insight and advice.

In addition to reviewing your investments, this is also a good time to speak to your investment professional about tax-planning strategies. As you pay this year's taxes and look ahead, there are a variety of options to consider for minimizing and deferring tax payments -- in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

John Hancock
Active Bond Fund

Fund produces solid gains in an uneasy market

For bond investors, this past year proved generally hospitable, though at times the market experienced extreme unease. The past 12 months were marked by price surges in the U.S. Treasury arena and bouts of extreme weakness in the corporate sector. Economic growth and inflation were primary concerns for all. In late summer, after dubious signs of slowing, the economy finally responded to the Fed's earlier campaign of interest-rate increases. This past January, fearing too much of a slowdown, the Fed changed tack and cut interest rates twice.

"...this past
 year proved
 generally
 hospitable..."

Strong performance

John Hancock Active Bond Fund benefited from investment flexibility and intensive credit research. For the year ended February 28, 2001, the Fund produced a total return of 13.11% at net asset value. This compares with the 11.80% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, posted a total return of 13.51% in the same period. Historical performance information can be found on page six.

Defensive investments emphasized

At the fiscal year's outset, it became increasingly clear the economy would heavily influence stock- and bond-market performance. The possibility of an economic slowdown or even a recession prompted investors to worry about corporations' missing their earnings targets and defaulting on debt. Any hint of financial woe or pullback in profit growth sent investors running for cover many times during the period, with the worst of the credit spread widening happening in October and November.

Not surprisingly, many dot-com millionaires sought safer havens for the profits they had already made, turning to the relative safety of higher-quality fixed-income investments such as U.S. Treasury securities and mortgage-backed issues. After the plunge in stock and bond prices last March, we anticipated that volatility would continue. With this in mind, we focused our attention on higher-quality securities and on corporate industry sectors that tend to be relatively insulated from economic changes.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 7% with 0% at the bottom and 14% at the top. The first bar represents the 13.11% total return for John Hancock Active Bond Fund. The second bar represents the 11.80% total return for Average corporate debt A-rated fund. The third bar represents the 13.51% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We added to the Fund's position in U.S. Treasury securities, spreading our holdings across the maturity spectrum. We also boosted the Fund's stake in mortgage-backed and agency issues such as Ginnie Mae and Fannie Mae. We made no major bets on interest-rate movements, keeping the portfolio's duration, or interest-rate sensitivity, relatively neutral throughout much of the fiscal year.

In the corporate sector, individual credit selection -- and avoidance -- became a key driver of Fund performance. Our practice of regularly monitoring credits enabled us to avoid some troubled securities altogether and move out of others before yields skyrocketed and prices plummeted. We avoided such issues as Xerox and Crown, Cork & Seal and sold FINOVA, Pacific Gas, Southern California Energy and Dillard's before the brunt of their downturns. We also trimmed our high-yield exposure, particularly telecommunications issues, and targeted somewhat recession- resistant industries such as defense, utilities, healthcare, media and energy. Noteworthy performers include Verizon, KeySpan, Tenet Healthcare, HCA -- The Healthcare Co. and Amerada Hess.

"...stringent
 analysis and
 prudence will
 continue to
 dictate
 portfolio
 composition."

Rate cuts point toward recovery

The Fed's recent rate cuts -- and the possibility of more to come -- spurred a rebound in credit-sensitive securities. The yield curve has begun to steepen and credit spreads (the difference in yields between bonds of different quality) have narrowed. Believing that yields do not have much more room to fall, we recently began moving assets into shorter-term Treasury securities and shortened the portfolio's duration slightly. We have also selectively increased the Fund's high-yield weighting, purchasing such holdings as Crown Castle International and Nextel Communications (which we had sold in the fall.) We've initiated positions in cyclical issues, such as Stone Container, and bolstered the portfolio's stake in financial companies that stand to benefit from lower interest rates. These include Bank One Corp., CIT Group and Heller Financial.

While it appears a recovery may be under way, experience tells us it could be long and drawn out and that caution is necessary. An economic slowdown means more financially weak companies and jittery markets. Therefore, stringent analysis and prudence will continue to dictate portfolio composition.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                               SINCE
                                       ONE       FIVE      INCEPTION
                                      YEAR      YEARS      (3/30/95)
                                     -----      -----      ---------
Cumulative Total Returns             13.11%     44.49%         56.18%
Average Annual Total Returns(1)      13.11%      7.64%          7.83%

YIELD

As of February 28, 2001
                                                          SEC 30-DAY
                                                               YIELD
                                                          ----------
John Hancock Active Bond Fund                                  5.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/ Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $394,747 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $390,524 as of February 28, 2001.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

John Hancock
Dividend Performers Fund

Tech stocks lead market down as economy slows

As the Fund's year began last March, the stock market was about to undergo a major shift. Technology stocks, which led the market up in 1999, had risen to exorbitant valuation levels just as the economy began to soften after a series of interest-rate hikes. As a result, the tech-heavy NASDAQ Composite Index started a descent that lasted most of the year, ending down 54.18% by the end of February. New economy stocks gave way to the old, and value stocks finally overtook growth stocks, as investors ended their tech-at-any-price mania and returned to the kinds of companies that the Fund favors -- those with stable earnings growth and reasonable valuations. But the overall market remained choppy nonetheless, as many companies reported earnings disappointments and warned of slower revenue growth. The year ended in red ink for the broad market, with the Standard & Poor's 500 Index returning -8.20% for the 12 months ended February 28, 2001.

Fund outperforms market

With our main focus primarily on "dividend performer" companies that have a 10-year history of rising dividends, the Fund managed to outperform the market. For the year ended February 28, 2001, John Hancock Dividend Performers Fund posted a total return of 2.94% at net asset value. That was lower, however, than the 6.63% return of the average large-cap value fund, according to Lipper, Inc. Historical performance information can be found on page nine. Although we were underweighted in technology versus the S&P 500 Index, which served us well, our tech overweight versus our peer group held back our relative performance. Being underweighted in the solid-performing utilities sector also ate into relative performance.

"As investors
 turned away
 from technol-
 ogy stocks,
 the more
 defensive,
 less expensive
 areas
 benefited."

Defensive names help

As investors turned away from technology stocks, the more defensive, less expensive areas benefited. These included health care, where our overweight helped performance with such holdings as Baxter International. Consumer staples also had a strong showing, with PepsiCo and Philip Morris among our top performers. Bestfoods and Nabisco were also boosted by takeovers.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 5% with -10% at the bottom and 10% at the top. The first bar represents the 2.94% total return for John Hancock Dividend Performers Fund. The second bar represents the 6.63% total return for Average large-cap value fund. The third bar represents the -8.20% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...the
 market will
 undoubtedly
 remain
 under stress
 in the near
 term."

Financial stocks were lifted by the growing prospect of lower interest rates, an environment that favors this rate-sensitive sector. Some of our larger holdings were among this group and they were main contributors to performance, including mortgage guarantors Fannie Mae and Freddie Mac, consumer finance company Household International and insurers Aflac and American International Group. With the Federal Reserve launching a campaign of lowering rates to prevent the economy from stalling, we added to our financial stake as the year progressed.

Technology hurts

As with the market in general, our technology stocks went from being our biggest contributor last year to our main detractor this year. Even quality names such as Nortel Networks, Cisco Systems, Sun Microsystems and Intel could not avoid the carnage, especially in the fall when tech stocks were hit particularly hard by earnings disappointments. In fact, after this latest downdraft, we selectively bought some high-quality technology names, since their long-range prospects remain good and their valuations had fallen to compelling levels. These included Texas Instruments and AOL Time Warner.

A look ahead

With the economy slowing and earnings warnings abounding, the market will undoubtedly remain under stress in the near term. We believe the market's focus will stay on companies with stable earnings growth that will outperform the market, and reasonable valuations -- exactly the kinds of stocks the Fund targets. In this environment, we will continue to maintain a mix of financial stocks, which should benefit from lower rates; defensive health-care and consumer staples names, and technology stocks that have the biggest rebound potential.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                  SINCE
                                            ONE       FIVE    INCEPTION
                                           YEAR      YEARS    (3/30/95)
                                          -----     ------     --------
Cumulative Total Returns                  2.94%     90.28%      133.64%
Average Annual Total Returns(1)           2.94%     13.73%       15.42%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $684,041 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $584,117 as of February 28, 2001.]



BY BARBARA FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom middle of page of John Hancock Medium
Capitalization Growth Fund. Caption below reads "Fund management team leader Barbara Friedman."]

John Hancock
Medium Capitalization
Growth Fund

Growth stocks sink as corporate and consumer spending slow

The stock market reached new highs early last year, shortly before rising interest rates and the prospect of an economic slowdown sent leading technology stocks sliding. Value stocks moved into favor, benefiting sectors like utilities, financials, health care and energy. Although interest rates stabilized over the summer, concerns about the economy's rapid deceleration caused further deterioration in technology and telecommunications stock prices. During the fall and winter, the downturn spread. Mid-cap growth stocks, which had previously held up well because of their strong earnings and reasonable valuations, collapsed late in the year. The Russell Mid Cap Growth Index closed February 2001 with a disappointing 12-month return of -36.23%.

"We also
 began
 focusing on
 companies
 that would
 be among
 the first
 to benefit
 from an
 economic
 rebound..."

Performance review

In this difficult environment, John Hancock Medium Capitalization Growth Fund maintained its disciplined focus on mid-size companies with strong earnings growth prospects. For the year ended February 28, 2001, the Fund returned -38.23% at net asset value. By comparison, the average mid-cap growth fund returned -35.25% over the same period, according to Lipper, Inc. Historical performance information can be found on page 12.

Tech tumbles

During the year, the Fund's largest stake remained in technology, where stock prices declined by 50% for the period. We reduced our technology investments to a market weight by last fall, but remained focused on the faster-growth areas of data storage and fiber optics -- names like
Brocade Communications Systems and Aeroflex -- which got hit hard late in the year. In addition, companies like Lexmark International, a printer manufacturer (which we sold), and software companies like Parametric Technology also suffered as the economic outlook dimmed. An exception was E-Tek Dynamics, a leading producer of fiber-optic equipment that did well when it was bought out over the summer.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -38.23% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -35.25% total return for Average mid-cap growth fund. The third bar represents the -36.23% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock
Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Telecom and radio hurt

The Fund also maintained a sizable stake in competitive local exchange carriers (CLECs) like Global Crossing, McLeodUSA, XO Communications (formerly NEXTLINK), and Allegiance Telecom. Funding concerns at selected CLECs devastated the entire sector last summer, unfairly squeezing companies like ours that remained fully funded with strong execution on their business plans. Dobson Communications, a rural direct television provider, and Scientific-Atlanta, a leading producer of digital set-top boxes for cable television, also suffered in this negative environment. Radio stocks declined significantly in anticipation of a huge slowdown in ad spending in 2001, causing us to sell all except market leader Clear Channel Communications.

Energy cut; finance boosted

In the fall, we reduced our energy stake, including top-performing oil service stocks like Baker-Hughes, Weatherford International and Transocean Sedco Forex (which acquired R&B Falcon). We also took profits in health care, eliminating strong performers like Stryker, which makes medical devices. We held on, however, to other top contributors like Waters, a company that makes analytical equipment for drug companies, as well as Allergan, a drug company that specializes in eye diseases. We also began focusing on companies that would be among the first to benefit from an economic rebound, including Ambac Financial Group, a municipal bond insurer; Mellon Financial, a bank with significant fee-based income; and USA Education, an education loan company that we recently sold. All benefited performance, as did transaction processors like Concord EFS, Fiserv and SunGard Data Systems. We also added to our retail stake, buying names like Bed Bath & Beyond, Talbots and TJX.

"The Fund's
 assets span
 a wide array
 of sectors
 with a focus
 on the
 strongest
 mid caps
 in each
 industry..."

Cautious outlook

We expect the environment over the next six months to be one of uncertainty and continued volatility. The Federal Reserve began to cut interest rates this past January, but no one knows exactly how long it will take for these rate cuts to stimulate economic activity. Currently, earnings disappointments are on the rise and the outlook for earnings and revenue growth in the second half of the year remains murky. We believe that whenever a rebound comes, both mid-cap stocks and the Fund should benefit. The Fund's assets span a wide array of sectors with a focus on the strongest mid caps in each industry -- companies that should be among the first to snap back in an economic recovery.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                  SINCE
                                          ONE         FIVE    INCEPTION
                                         YEAR        YEARS    (4/11/95)
                                        -----        -----    ---------
Cumulative Total Returns               (38.23%)      61.84%      103.88%
Average Annual Total Returns(1)        (38.23%)      10.11%       12.87%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $598,655 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $509,712 as of February 28, 2001.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 2" x 2" photo at bottom middle of page of John Hancock Small
Capitalization Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

John Hancock
Small Capitalization
Growth Fund

Growth stocks fall from favor as technology stocks plummet

Small-cap growth stocks sank under the weight of falling technology and telecommunications stocks over the last 12 months. Growing earnings concerns in the face of a slowing economy caused investors to flee these high-priced stocks, sending the tech-heavy NASDAQ Composite Index down 54.18% for the year despite a summer rally. Investors became more focused on valuations and on more defensive segments of the market like health care, financial and energy stocks, and value replaced growth as the place to be. The result was a huge gap in performance between the two major indexes that track small-cap stocks. For the year ended February 28, 2001, the Russell 2000 Value Index gained 21.97%, while the Russell 2000 Growth Index lost 40.75%.

Tech hurts performance

For the year ended February 28, 2001, John Hancock Small Capitalization Growth Fund posted a total return of -50.27% at net asset value, compared with the -30.68% return of the average small-cap growth fund, according to Lipper, Inc.

"In June,
 we began a
 restructur-
 ing of the
 Fund's
 portfolio..."

While we were underweighted in technology versus our benchmark Russell 2000 Growth Index, we remained overweighted versus our peer group and that hurt relative performance, as a growing number of companies announced earnings disappointments and forecast slower growth. Tech and telecom companies suffered from growing inventories and slowing demand for all types of equipment and services just as the economy started to ebb. This group, including semiconductor, software and telecom-related companies, handed us some of our biggest disappointments, including M-Systems Flash Disk Pioneers, a wireless semiconductor company; WatchGuard, which provides Internet security solutions to small and mid-size companies; and PRI Automation, a supplier of advanced automation systems and software to the semiconductor industry.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -60% at the bottom and 0% at the top. The first bar represents the -50.27% total return for John Hancock Small Capitalization Growth Fund. The second bar represents the -30.68% total return for Average small-cap growth fund. The third bar represents the -40.75% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...small-cap
 growth
 stock
 valuation
 levels have
 become
 more
 attractive..."

Ad slowdown hits consumer cyclicals

Our overweighting in consumer cyclical companies -- especially anything related to advertising -- also hurt our performance, as advertising by Internet companies dried up. The group includes broadcasters such as Radio One and media, advertising and even Internet analytical software companies like Accrue Software, which helps companies understand their Internet strategies.

Fund restructuring

In June, we began a restructuring of the Fund's portfolio to adopt a more concentrated approach. This provides us with the opportunity to act in a more aggressive manner on our convictions about both individual companies and sectors. We reduced the number of holdings from 180 to around 60, redeploying assets into high-quality companies that we believe have the best potential for success in the current environment. While this helped us in the summer rally, it hurt us on the downside later, which is typical of a more focused portfolio -- greater short-term swings on both the up and down sides. That was especially true for some of the telecom service providers that we added or held onto in January and February, such as WinStar Communications, AirGate PCS and SBA Communications.

As part of the restructuring, we eliminated most of our positions in the lagging Internet software sector and increased our stake in health-care companies, which were 22% of net assets by the end of February. At first we focused on biotechnology companies and later took profits after these stocks rose significantly. We then moved into the more defensive area of health-care services. Our top holding by the end of the period was Rightchoice Managed Care, an HMO which stands to benefit from a more favorable environment for government expense reimbursements.

A look ahead

In the short term, we expect small-cap stocks to remain volatile while the economy slows and companies adjust their earnings downward. We're more optimistic further out, however, as small-cap growth stock valuation levels have become more attractive and companies will have a better chance of beating lowered expectations, especially in a falling interest-rate environment. Historically, small-cap stocks have been some of the first to recover from an economic slump, because they have the potential to provide the strongest earnings growth.

---------------------------------------------------------------------
See the prospectus for the the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (5/2/96)
                                             ----------   ----------
Cumulative Total Returns                        (50.27%)      70.09%
Average Annual Total Returns(1)                 (50.27%)      11.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Growth Fund on May 2, 1996 and is equal to $425,236 as of February 28, 2001. The second line represents the Russell 2000 Index and is equal to $362,582 as of February 28, 2001. The third line represents the Russell 2000 Growth Index and is equal to $289,179 as of February 28, 2001.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
R. SCOTT MAYO, CFA, AND JAMES S. YU, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Small
Capitalization Value Fund. Caption below reads "Fund management team leader Tim Quinlisk."]

John Hancock Small
Capitalization Value Fund

Market volatility leads to renewed focus on valuation

Rising interest rates pushed investors out of expensive technology names last spring and into more value-oriented sectors. Small-cap stocks, particularly financials, utilities and energy, benefited. During the summer and fall, telecommunications and technology stocks posted steep declines, as the slowing economy caused capital markets to tighten and demand to weaken. While growth sectors took hard hits, small-cap value stocks held up well. But in the fourth quarter, gross domestic product figures came in much lower than expected, causing a broad market downturn. In an effort to revive economic growth, the Federal Reserve cut interest rates early in the New Year. But continued economic uncertainty, along with a growing number of earnings disappointments, kept most market indexes in negative territory.

"Among our
 strongest
 performers
 were less
 economi-
 cally
 sensitive
 names..."

Performance review

John Hancock Small Capitalization Value Fund posted a -10.14% total return at net asset value for the year ended February 28, 2001. This beat the -16.84% return posted by the Russell 2000 Index, but trailed the -6.96% return of the average small-cap core fund, according to Lipper, Inc. Historical performance information can be found on page 18. The Fund's strong stock selection and value orientation helped performance relative to the index. But above-average stakes in both technology and telecommunications caused the Fund to lag its peer group.

Staying the course

We found some of the greatest value opportunities this past year in the telecommunications sector, where investors indiscriminately punished strong and weak companies. Increased competition and difficulty funding the build-out of new high-speed networks chopped many telecom stock prices in half. We added to our stakes in companies like NTELOS (formerly CFW Communications) and CTC Communications Group -- newcomers that continue to execute on their plans for adding subscribers and building out access lines. We also held on to investments like ANTEC, which provides telephone services over cable, even as a pullback in capital spending dampened near-term prospects.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 6% with -18% at the bottom and 0% at the top. The first bar represents the -10.14% total return for John Hancock Small Capitalization Value Fund. The second bar represents the -6.96% total return for Average small-cap core fund. The third bar represents the -16.84% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Riding with technology

In the technology sector, we also maintained or added to investments on weakness, including Wind River Systems, the leading supplier of software for embedded microprocessor systems, and Electronics for Imaging, a company that supplies software used in office equipment. E-commerce consulting firms like Viant and Xpedior tumbled, but we held on, believing that huge pent-up demand will re-ignite the stocks. We also kept our investment in Bell & Howell, a company that develops software solutions to help clients like libraries access information more efficiently. The stock declined sharply, but should benefit as the company sells its non-core assets to focus on information services. In a related area, Pegasus Communications, a direct satellite television provider, tumbled when expected industry consolidation was postponed.

Benefiting from defensive stocks

Among our strongest performers were less economically sensitive names like Corinthian Colleges and Career Education, both of which own and operate for-profit colleges that benefited from growing enrollment trends. Other defensive names that did well included Valassis Communications, which does freestanding ad inserts for Sunday newspapers, and Heidrick & Struggles International, a leading executive search firm that we sold when it reached our price target. Covance, a contract research organization serving the pharmaceutical industry, benefited from restructuring and an improved health-care outlook. Some of our capital goods companies, including Amphenol, which makes connectors, also turned in strong results, thanks to solid demand. Finally, AC Nielsen, a market research company, was recently bought out at a premium.

"The great
 value oppor-
 tunities, in
 our opinion,
 are now in
 beaten-down
 technology
 stocks."

Looking ahead

The future looks uncertain as earnings growth outlooks continue to erode in this slower economic environment. Our strategy is to position the Fund for the return of the economy's operating leverage. We feel that traditional value sectors -- like financials, utilities and energy -- have run their course. The great value opportunities, in our opinion, are now in beaten-down technology stocks. We're focusing there, as well as in stocks that should do well in a slower growth environment, such as NOVA, a large transaction processor that serves small to mid-size businesses. We'll continue to look for opportunities to buy good businesses like these whose stocks are selling at cheap prices.

---------------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                   SINCE
                                           ONE         FIVE    INCEPTION
                                          YEAR        YEARS    (4/19/95)
                                         ------      -------    ---------
Cumulative Total Returns                (10.14%)     194.46%     219.83%
Average Annual Total Returns(1)         (10.14%)      24.11%      21.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $799,565 as of February 28, 2001. The second line represents the Russell 2000 Index and is equal to $492,921 as of February 28, 2001.]



BY LORETTA MORRIS AND RANDY KAHN
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

Volatility afflicts overseas markets

On December 14, 2000, Nicholas-Applegate Capital Management assumed management responsibility for the Fund under a new subadvisory agreement that shareholders will be asked to formally approve in an upcoming proxy solicitation. Founded in 1984, Nicholas-Applegate is a recognized leader in U.S. equity, global and international equity management and currently manages more than $35 billion for institutional and individual investors.

By nearly every measure, the 12-month period ended February 28, 2001 was a challenging one for international stock investors. An abnormally high level of volatility stemming from a slowdown in economic growth, a deceleration in corporate earnings and a rise in energy prices sent the global equity markets lower practically across the board.

The contagion that began to spread early last year during the selloff of technology, media and telecommunications (TMT) stocks continued to linger in 2001. Contributing to the ongoing weakness was a tightening bias by central banks worldwide in 2000. All told, there were nearly 130 interest-rate hikes in 2000, and the cumulative effect of tighter monetary policy ultimately precipitated a sharp slowdown in global growth.

Japan was especially hard hit by the investor rotation out of TMT stocks, since at its February 2000 peak this sector represented over 40% of Japanese stock-market capitalization. By February 2001, the country appeared to be sinking deeper into recession, and its chief index, the Nikkei, was on the verge of declining to a 15-year low. Meanwhile, tight monetary conditions in Europe served to dampen corporate spending, consumer credit growth, auto sales and the housing market.

"On
 December
 14, 2000,
 Nicholas-
 Applegate
 Capital
 Management
 assumed
 manage'
 ment..."

Fund performance

In this difficult environment, John Hancock International Equity Fund returned -34.85% at net asset value for the 12-month period ended
February 28, 2001. That compares with a return of -21.16% for the average international fund, according to Lipper, Inc., and the -18.18% return of the MSCI All Country World Free ex-U.S. Index. See page 21 for historical performance information.

The Fund's underperformance stemmed in large part from investments in the volatile TMT sectors. Although overweighted versus the MSCI index, the Fund had a lighter weighting than its peers when tech stocks skyrocketed early last year. After boosting the TMT stake, the Fund was hit by having an overweighted position as the stocks came back down to earth. The Fund was particularly hard-hit by significant declines in telecommunications companies in the U.K. and Mexico.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -34.85% total return for John Hancock International Equity Fund. The second bar represents the
-21.16% total return for Average international fund. The third bar represents the -18.18% total return for MSCI All Country World Free
Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we will
 continue to
 focus on
 companies
 with out-
 standing
 fundamen-
 tals..."

New management: Strategies and changes

On December 14, 2000, Nicholas-Applegate Capital Management assumed management of the Fund. The cornerstone of our investment philosophy rests on identifying companies possessing three attributes: they are poised to benefit from positive change such as innovation or higher-than-expected earnings; they are positioned to sustain this positive change over time; and they are beginning to be recognized by the market through rising stock prices. In addition, we regularly assess political, economic, monetary and technology factors in each country and help to determine whether to overweight or underweight specific countries in the portfolio.

Since assuming management of the Fund, we have gradually transitioned the portfolio to be consistent with our investment approach, paring the number of holdings to build larger positions in fewer companies. We also further reduced the Fund's exposure to the volatile technology sector and began cutting holdings in Japan, as the prospects for growth there remain dim. In its place, we have identified more attractive opportunities in the United Kingdom, where growth rates are projected to be solid in 2001.

Looking ahead

Many of the uncertainties that plagued the world's markets in 2000 may linger in 2001. Technology stocks could remain under pressure in the coming quarters, as valuations for many of this sector's leaders remain high. In addition, although global central banks have begun to reduce interest rates, the lagged effects of their tightenings should continue to slow world activity well into 2001, according to an analysis by International Strategy and Investment, an economic data and research firm. Going forward, we will continue to focus on companies with outstanding fundamentals, in the belief that their strengths will ultimately be recognized by the markets.

---------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks, and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                   SINCE
                                           ONE         FIVE    INCEPTION
                                          YEAR        YEARS    (3/30/95)
                                         -----        -----        -----
Cumulative Total Returns                (34.85%)       2.43%       12.47%
Average Annual Total Returns(1)         (34.85%)       0.48%        2.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $355,151 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $281,186 as of February 28, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $6,219,298, none and
none, respectively)                                 $6,388,770                    --                    --
Common stocks (cost -- none, $5,098,709
and $11,013,857, respectively)                              --            $6,122,039           $11,270,366
Warrants (cost -- $103, none and none,
respectively)                                              970                    --                    --
Short-term investments (cost --
$387,000, $109,000 and $428,000,
respectively)                                          387,000               109,000               428,000
Corporate savings account                                  705                   331                   590
                                             -----------------     -----------------     -----------------
                                                     6,777,445             6,231,370            11,698,956
Receivable for investments sold                         72,338                    --               300,244
Dividends and interest receivable                       76,302                 9,917                 2,535
Other assets                                               512                 1,735                 3,680
                                             -----------------     -----------------     -----------------
Total Assets                                         6,926,597             6,243,022            12,005,415
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                       69,504                    --               454,913
Payable for shares repurchased                           9,975                    --                 5,803
Dividends payable                                        3,358                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates                                           2,132                 9,712                 6,109
Accounts payable and accrued expenses                   36,415                31,003                39,737
                                             -----------------     -----------------     -----------------
Total Liabilities                                      121,384                40,715               506,562
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      6,803,914             4,107,506            10,644,410
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                          (166,078)            1,060,523               599,986
Net unrealized appreciation of
investments                                            170,339             1,023,330               256,509
Undistributed (distributions in excess
of) net investment income                               (2,962)               10,948                (2,052)
                                             -----------------     -----------------     -----------------
Net Assets                                          $6,805,213            $6,202,307           $11,498,853
==========================================================================================================
Net Asset Value Per Share:
(Based on 790,144, 556,604 and
1,120,973 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $8.61                $11.14                $10.26
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Assets and Liabilities (continued)
February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Common stocks and warrants (cost --
$5,545,155, $32,424,457 and
$5,222,120, respectively)                           $5,170,562           $30,703,773            $5,058,956
Preferred stocks (cost -- none, none
and $70,749, respectively)                                  --                    --                62,959
Short-term investments (cost --
$297,000, $26,000 and $1,516,471,
respectively)                                          297,000                26,000             1,516,471
Corporate savings account                                  829                   448                    --
                                             -----------------     -----------------     -----------------
                                                     5,468,391            30,730,221             6,638,386
Cash                                                        --                    --                21,401
Foreign currency, at value (cost --
none, none and $67,454, respectively)                       --                    --                67,446
Receivable for forward foreign currency
exchange contracts purchased                                --                    --                   105
Receivable for investments sold                         37,334                84,938               166,044
Dividends and interest receivable                           46                 3,650                14,446
Deferred organization expenses                             714                    --                    --
Receivable from John Hancock Advisers,
Inc. and affiliates                                      7,494                    --                    --
Other assets                                               479                 1,113                 1,156
                                             -----------------     -----------------     -----------------
Total Assets                                         5,514,458            30,819,922             6,908,984
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for open forward foreign
currency exchange contracts sold                            --                    --                   263
Payable for investments purchased                       23,141               582,638               132,140
Payable for shares repurchased                             411                 2,533                 1,544
Payable for securities on loan                              --                    --               844,471
Payable to John Hancock Advisers, Inc.
and affiliates                                              --                12,064                 7,397
Accounts payable and accrued expenses                   32,500                39,265                63,777
                                             -----------------     -----------------     -----------------
Total Liabilities                                       56,052               636,500             1,049,592
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      7,097,867            31,030,185             7,286,654
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                        (1,264,576)              874,987            (1,214,255)
Net unrealized depreciation of
investments and foreign currency
transactions                                          (374,593)           (1,720,684)             (171,606)
Distributions in excess of net
investment income                                         (292)               (1,066)              (41,401)
                                             -----------------     -----------------     -----------------
Net Assets                                          $5,458,406           $30,183,422            $5,859,392
==========================================================================================================
Net Asset Value Per Share:
(Based on 520,388, 2,489,110 and
712,203 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $10.49                $12.13                 $8.23
==========================================================================================================

See notes to financial statements.




Statement of Operations
Year ended February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Interest (including income from
securities loaned of none, none and
$13,642, respectively)                                $394,594               $45,185              $104,462
Dividends (net of foreign withholding
tax of none, $593 and $301,
respectively)                                            7,235               141,055                36,606
                                             -----------------     -----------------     -----------------
                                                       401,829               186,240               141,068
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                               27,380                77,983               224,846
Custodian fee                                           36,563                10,978                35,721
Registration and filing fees                            17,723                12,590                12,093
Auditing fee                                            17,800                18,625                19,225
Printing                                                 7,161                 5,482                 7,095
Transfer agent fee                                       2,738                 6,498                14,052
Accounting and legal services fee                        1,045                 2,436                 5,315
Miscellaneous                                              325                 1,128                 1,800
Organization expense                                       131                   132                   230
Trustees' fees                                             169                   170                 1,460
Legal fees                                                  66                    86                    37
Interest expense                                            --                 3,830                 1,365
                                             -----------------     -----------------     -----------------
Total Expenses                                         111,101               139,938               323,239
----------------------------------------------------------------------------------------------------------
Less Expense Reductions                                (78,188)              (48,786)              (70,047)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            32,913                91,152               253,192
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           368,916                95,088              (112,124)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency Transactions:
Net realized gain on investments sold                   15,289             2,388,602             2,260,504
Net realized loss on financial futures
contracts                                                   --                (7,744)                   --
Net realized gain on foreign currency
transactions                                             3,483                    --                    --
Change in net unrealized appreciation
(depreciation) of investments                          305,118            (1,416,018)          (12,919,604)
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                                   --                59,771                    --
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                              (323)                   --                    --
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                           323,567             1,024,611           (10,659,100)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                             $692,483            $1,119,699          ($10,771,224)
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Operations (continued)
Year ended February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Interest (including income from
securities loaned of $9,214, $9,082
and $6,649, respectively)                              $25,333               $80,636               $34,453
Dividends (net of foreign withholding
tax of none, none and $17,877,
respectively)                                            1,570                67,132               110,146
                                             -----------------     -----------------     -----------------
                                                        26,903               147,768               144,599
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                               62,735               189,558                90,945
Custodian fee                                           39,371                24,015               206,240
Registration and filing fees                            24,865                19,158                16,574
Auditing fee                                            15,550                18,025                18,431
Organization expense                                     4,079                   219                   130
Printing                                                 5,604                 5,487                 6,435
Miscellaneous                                              789                 1,399                   773
Transfer agent fee                                       3,921                13,540                 5,052
Accounting and legal services fee                        1,491                 5,168                 1,913
Trustees' fees                                             265                 1,186                   412
Interest expense                                         1,355                 4,798                 2,992
Legal fees                                                  --                   251                    --
                                             -----------------     -----------------     -----------------
Total Expenses                                         160,025               282,804               349,897
----------------------------------------------------------------------------------------------------------
Less Expense Reductions                                (89,398)              (66,011)             (248,764)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            70,627               216,793               101,133
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (43,724)              (69,025)               43,466
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments
sold                                                (1,172,422)            6,208,030              (440,411)
Net realized loss on financial futures
contracts                                                   --              (132,737)                   --
Net realized gain (loss) on foreign
currency transactions                                       --                 3,027              (729,497)
Change in net unrealized appreciation
(depreciation) of investments                       (3,958,158)           (8,772,416)           (3,005,518)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                                --                    --                   415
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Loss on
Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                        (5,130,580)           (2,694,096)           (4,175,011)
----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                    ($5,174,304)          ($2,763,121)          ($4,131,545)
==========================================================================================================

See notes to financial statements.




Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                        FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase in Net Assets:
From Operations:
Net investment income                            $342,798              $368,916              $120,862               $95,088
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                            (167,990)               18,772             1,960,778             2,380,858
Change in net unrealized
appreciation (depreciation) of
investments, financial futures
contracts and foreign currency
transactions                                      (88,968)              304,795            (1,240,327)           (1,356,247)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                          85,840               692,483               841,313             1,119,699
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                           (342,798)             (370,991)             (125,515)             (100,614)
Distributions in excess of net
investment income                                     (47)                   --                    --                    --
Distributions from net realized
gain on investments sold                          (11,387)                   --            (1,568,997)           (2,068,903)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                     (354,232)             (370,991)           (1,694,512)           (2,169,517)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                     3,005,999             4,430,138             5,626,668             4,639,407
Shares issued to shareholders in
reinvestment of distributions                     351,436               366,504             1,694,964             2,169,758
                                        -----------------     -----------------     -----------------     -----------------
                                                3,357,435             4,796,642             7,321,632             6,809,165
Less shares repurchased                        (4,552,479)           (2,535,098)           (9,348,646)          (14,419,671)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                        (1,195,044)            2,261,544            (2,027,014)           (7,610,506)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                             5,685,613             4,222,177            17,742,844            14,862,631
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed (distribution in
excess of) net investment income
of ($1,213), ($2,963), $16,484
and $10,948 respectively)                      $4,222,177            $6,805,213           $14,862,631            $6,202,307
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.5791               $0.5579               $0.1106               $0.1073
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                          $0.0001                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.0206                    --               $1.5543               $2.8091
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       358,987               535,238               375,404               320,516
Shares issued to shareholders in
reinvestment of distributions                      42,197                44,172               116,345               183,485
                                        -----------------     -----------------     -----------------     -----------------
                                                  401,184               579,410               491,749               504,001
Less shares repurchased                          (544,753)             (307,954)             (618,694)           (1,047,503)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                          (143,569)              271,456              (126,945)             (543,502)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                         SMALL CAPITALIZATION
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                              ($76,769)            ($112,124)             ($23,200)             ($43,724)

Net realized gain (loss) on
investments sold                                4,019,150             2,260,504             1,195,121            (1,172,422)

Change in net unrealized
appreciation (depreciation) of
investments                                    12,122,951           (12,919,604)            3,128,562            (3,958,158)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               16,065,332           (10,771,224)            4,300,483            (5,174,304)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Distributions from net realized
gain on investments sold                         (808,355)           (4,552,005)             (579,250)             (853,819)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                    13,799,897            23,310,057             9,505,733             8,114,648
Shares issued to shareholders in
reinvestment of distributions                     802,909             4,512,270               579,258               856,091
                                        -----------------     -----------------     -----------------     -----------------
                                               14,602,806            27,822,327            10,084,991             8,970,739
Less shares repurchased                        (9,653,548)          (37,893,065)           (7,350,836)           (6,392,389)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                         4,949,258           (10,070,738)            2,734,155             2,578,350
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                            16,686,585            36,892,820             2,452,791             8,908,179
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $1,664,
$2,052, $59 and $292,
respectively)                                 $36,892,820           $11,498,853            $8,908,179            $5,458,406
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share distributions from net
realized gain on investments sold                 $0.5502               $3.3259               $2.2594               $1.9194
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       887,756             1,245,050               558,531               432,156
Shares issued to shareholders in
reinvestment of distributions                      46,642               366,810                32,488                70,365
                                        -----------------     -----------------     -----------------     -----------------
                                                  934,398             1,611,860               591,019               502,521
Less shares repurchased                          (703,733)           (2,239,222)             (436,856)             (346,807)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                           230,665              (627,362)              154,163               155,714
                                        =================     =================     =================     =================

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                   SMALL CAPITALIZATION                         INTERNATIONAL
                                                        VALUE FUND                               EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                      $45,648              ($69,025)              $50,863               $43,466
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                           3,502,891             6,078,320               855,747            (1,169,908)
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                                    6,887,323            (8,772,416)            2,049,079            (3,005,103)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               10,435,862            (2,763,121)            2,955,689            (4,131,545)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                            (52,590)              (49,153)              (50,863)              (32,472)
Distributions in excess of net
investment income                                      --                    --               (28,356)                   --
Distributions from net realized
gain on investments sold                       (1,849,452)           (6,670,587)             (475,044)             (387,846)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (1,902,042)           (6,719,740)             (554,263)             (420,318)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                    12,736,754            17,123,240             5,684,244             5,627,681
Shares issued to shareholders in
reinvestment of distributions                   1,902,123             6,721,015               554,265               420,270
                                        -----------------     -----------------     -----------------     -----------------
                                               14,638,877            23,844,255             6,238,509             6,047,951
Less shares repurchased                        (6,332,233)           (8,436,558)           (3,596,999)           (8,484,719)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                         8,306,644            15,407,697             2,641,510            (2,436,768)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                             7,418,122            24,258,586             7,805,087            12,848,023
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed (distributions in
excess of) net investment income
of $48,651, ($1,066), ($78,887)
and ($41,401) respectively)                   $24,258,586           $30,183,422           $12,848,023            $5,859,392
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0575               $0.0273               $0.0688               $0.0391
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                               --                    --               $0.0383                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $2.0232               $3.7103               $0.6428               $0.4683
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       857,366             1,077,952               464,681               469,845
Shares issued to shareholders in
reinvestment of distributions                     124,240               611,557                44,555                45,781
                                        -----------------     -----------------     -----------------     -----------------
                                                  981,606             1,689,509               509,236               515,626
Less shares repurchased                          (449,846)             (541,612)             (312,613)             (766,906)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                           531,760             1,147,897               196,623              (251,280)
                                        =================     =================     =================     =================

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights
Selected data for a share of beneficial interest
outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.64             $8.54             $8.83             $8.59             $8.14
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.60              0.59              0.56              0.58              0.56
Net Realized and Unrealized
Gain (Loss) on Investments                (0.09)             0.34             (0.02)            (0.43)             0.47
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.51              0.93              0.54              0.15              1.03
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.60)            (0.59)            (0.56)            (0.58)            (0.56)
Distributions in Excess of
Net Investment Income                        --                -- (2)            -- (2)            -- (2)            --
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)            (0.05)            (0.22)            (0.02)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.61)            (0.64)            (0.78)            (0.60)            (0.56)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.54             $8.83             $8.59             $8.14             $8.61
                                  =============     =============     =============     =============     =============
Total Investment Return
(3,4)                                     6.17%            11.25%             6.24%             1.83%            13.11%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,191            $5,158            $5,686            $4,222            $6,805
Ratio of Expenses to Average
Net Assets                                0.60%             0.60%             0.60%             0.60%             0.60%
Ratio of Adjusted Expenses
to Average Net Assets (5,6)               4.05%             2.64%             2.33%             2.93%             2.03%
Ratio of Net Investment
Income to Average Net
Assets                                    7.10%             6.78%             6.36%             6.88%             6.74%
Portfolio Turnover Rate                    136%              230%              356%              301%              327%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.15            $11.91            $14.92            $14.46            $13.51
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.21              0.18              0.15              0.11              0.10
Net Realized and Unrealized
Gain on Investments                        1.92              3.92              1.04              0.60              0.45
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.13              4.10              1.19              0.71              0.55
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.18)            (0.17)            (0.15)            (0.11)            (0.11)

Distributions from Net
Realized Gain on
Investments Sold                          (0.19)            (0.92)            (1.50)            (1.55)            (2.81)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.37)            (1.09)            (1.65)            (1.66)            (2.92)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.91            $14.92            $14.46            $13.51            $11.14
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    21.26%            35.55%             7.97%             4.17%             2.94%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $8,668           $20,884           $17,743           $14,863            $6,202
Ratio of Expenses to Average
Net Assets                                0.70%             0.70%             0.70%             0.70%             0.70%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               1.89%             1.02%             0.95%             1.05%             1.08%
Ratio of Net Investment
Income to Average Net
Assets                                    1.94%             1.31%             0.95%             0.71%             0.73%
Portfolio Turnover Rate                     37%               77%               64%               46%               58%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.69            $12.67            $13.51            $10.99            $21.10
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (Loss)
(1)                                        0.01                -- (2)         (0.02)            (0.05)            (0.07)

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               2.02              2.06             (0.68)            10.71             (7.44)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.03              2.06             (0.70)            10.66             (7.51)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                            --                -- (2)            --                --                --
Distributions from Net
Realized Gain on
Investments Sold                          (0.05)            (1.22)            (1.72)            (0.55)            (3.33)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --             (0.10)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.05)            (1.22)            (1.82)            (0.55)            (3.33)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.67            $13.51            $10.99            $21.10            $10.26
                                  =============     =============     =============     =============     =============
Total Investment Return
(3,4)                                    19.00%            17.39%            (5.34%)           98.13%           (38.23%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $29,085           $40,302           $16,687           $36,893           $11,499
Ratio of Expenses to Average
Net Assets                                0.90%             0.90%             0.90%             0.90%(7)          0.90%
Ratio of Adjusted Expenses
to Average Net Assets (5,6)               1.42%             1.10%             1.11%             1.28%             1.15%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.06%             0.03%            (0.13%)           (0.37%)           (0.40%)
Portfolio Turnover Rate                    281%              341%              116%              153%              181%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

(7) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED         YEAR ENDED FEBRUARY 28,            YEAR ENDED        YEAR ENDED
                                    FEBRUARY 28,    -------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                         1997(1)             1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50             $9.24            $11.74            $11.65            $24.43
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (Loss)
(2)                                        0.03             (0.03)            (0.07)            (0.09)            (0.10)

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               0.73              2.53              0.61             15.13            (11.92)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.76              2.50              0.54             15.04            (12.02)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)               -- (3)            --                --                --
Distributions from Net
Realized Gain on
Investments Sold                             --                --             (0.63)            (2.26)            (1.92)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.02)               -- (3)         (0.63)            (2.26)            (1.92)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.24            $11.74            $11.65            $24.43            $10.49
                                  =============     =============     =============     =============     =============
Total Investment Return
(4,5)                                     8.89%(6)         27.07%             4.67%           136.18%           (50.27%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $999            $3,102            $2,453            $8,908            $5,458
Ratio of Expenses to Average
Net Assets                                0.90%(7)          0.90%             0.90%             0.90%             0.90%
Ratio of Adjusted Expenses
to Average Net Assets (8,9)              16.24%(7)          4.05%             4.12%             3.19%             2.04%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.35%(7)         (0.25%)           (0.60%)           (0.57%)           (0.56%)
Portfolio Turnover Rate                     92%              117%              125%              238%              242%

(1) The Fund commenced operations on May 2, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Total investment return assumes dividend reinvestment.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Not annualized.

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

(9) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.


See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.09             $9.38            $11.74             $9.16            $18.09
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.14              0.07              0.05              0.05             (0.04)

Net Realized and Unrealized
Gain (Loss) on Investments                 1.08              3.65             (1.23)            10.96             (2.18)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.22              3.72             (1.18)            11.01             (2.22)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.12)            (0.10)            (0.04)            (0.06)            (0.03)

Distributions from Net
Realized Gain on
Investments Sold                          (0.81)            (1.26)            (1.20)            (2.02)            (3.71)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --             (0.16)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.93)            (1.36)            (1.40)            (2.08)            (3.74)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.38            $11.74             $9.16            $18.09            $12.13
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    13.78%            41.81%            (9.46%)          124.33%           (10.14%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $6,011            $9,549            $7,418           $24,259           $30,183
Ratio of Expenses to Average
Net Assets                                0.80%             0.80%             0.80%             0.80%             0.80%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               1.83%             1.42%             1.46%             1.48%             1.04%
Ratio of Net Investment
Income to Average Net
Assets                                    1.46%             0.62%             0.45%             0.37%            (0.25%)
Portfolio Turnover Rate                     96%              216%              126%              104%              109%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.24             $9.35             $9.63            $10.18            $13.33
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.12              0.06              0.07              0.07              0.04
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               0.14              0.23              0.59              3.83             (4.63)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.26              0.29              0.66              3.90             (4.59)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.10)            (0.01)            (0.07)            (0.07)            (0.04)
Distributions in Excess of
Net Investment Income                        --                --             (0.04)            (0.04)               --
Distributions from Net
Realized Gain on
Investments Sold                          (0.05)               --                --             (0.64)            (0.47)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.15)            (0.01)            (0.11)            (0.75)            (0.51)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.35             $9.63            $10.18            $13.33             $8.23
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                     2.79%             3.07%             6.88%            38.84%           (34.85%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $4,204            $7,983            $7,805           $12,848            $5,859
Ratio of Expenses to Average
Net Assets                                1.00%             1.00%             1.00%             1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               3.32%             2.02%             2.73%             2.86%             3.46%
Ratio of Net Investment
Income to Average Net
Assets                                    1.26%             0.60%             0.69%             0.59%             0.43%
Portfolio Turnover Rate                     68%              125%               83%              139%              238%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 28, 2001. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               PAR VALUE
                                                    INTEREST     CREDIT           (000s
ISSUER, DESCRIPTION                                   RATE       RATING*        OMITTED)            VALUE
-------------------                                 --------     ------         -------      -------------
BONDS
Aerospace (0.69%)
Northrop Grumman Corp.,
Deb 02-15-31 (R)                                       7.750%     BBB-               $20           $20,416
Raytheon Co.,
Note 03-01-03                                          7.900      BBB-                15            15,584
Note 03-01-10                                          8.300      BBB-                10            11,175
                                                                                             -------------
                                                                                                    47,175
                                                                                             -------------
Automobile/Trucks (2.32%)
ERAC USA Finance Co.,
Note 02-15-05 (R)                                      6.625      BBB+                 6             5,889
Note 12-15-09 (R)                                      7.950      BBB+                10            10,426
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2000-F Class A-3 11-15-04            6.580      AAA                 30            30,945
Ford Motor Co.,
Note 07-16-31                                          7.450      A                   15            14,546
Honda Auto Receivables Owner Trust,
Pass Thru Ctf Ser 2001-1 Class A-4 06-19-06            5.560      AAA                 70            70,413
Toyota Auto Receivables Owner Trust,
Asset Backed Note Ser 2000-B Class A-4 04-15-07        6.800      AAA                 25            25,898
                                                                                             -------------
                                                                                                   158,117
                                                                                             -------------
Banks -- Foreign (1.21%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04                     8.200      AA-                 20            21,563
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49                         8.817      A-                  10            10,754
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 11-01-06 (R)             8.850      A                   35            38,961
UBS Preferred Funding Trust I,
Perpetual Bond (8.622  to 10-01-10 then variable)
10-01-49                                               8.622      AA-                 10            10,846
                                                                                             -------------
                                                                                                    82,124
                                                                                             -------------
Banks -- United States (2.61%)
Bank of New York,
Cap Security 12-01-26 (R)                              7.780      A-                  25            24,898
Bank One Corp.,
Sub Note 08-01-10                                      7.875      A-                  15            16,198
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750      AA-                 25            26,371
BNP Paribas Capital Trust,
Perpetual Bond (9.003  to 10-27-10 then variable)
12-27-49 (R)                                           9.003      A                   20            21,683
Capital One Bank,
Sr Note 02-01-06                                       6.875      BBB-                15            14,946
National Westminster Bank Plc -- New York Branch,
Sub Note 05-01-01                                      9.450      A+                  15            15,079
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                 10.125      A                   30            33,410
Security Pacific Corp.,
Sub Note 03-01-01                                     11.000      A                   25            25,000
                                                                                             -------------
                                                                                                   177,585
                                                                                             -------------
Beverages (0.22%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                             8.750      B+                  15            15,038
                                                                                             -------------
Broker Services (0.15%)
Goldman Sachs Group, Inc.,
Bond 01-15-11                                          6.875      A+                  10            10,199
                                                                                             -------------
Building (0.15%)
Vulcan Materials Co.,
Note 02-01-06                                          6.400      A+                  10            10,075
                                                                                             -------------
Chemicals (0.22%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                      6.000      A-                  15            14,903
                                                                                             -------------
Containers (0.08%)
Stone Container Corp.,
Sr Note 02-01-11 (R)                                   9.750      B                    5             5,138
                                                                                             -------------
Energy (0.85%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                       8.480      BBB-                15            16,248
Enron Corp.,
Note 08-15-05 (R)                                      8.000      BBB+                15            15,722
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                   15            15,750
Progress Energy, Inc.,
Sr Note 03-01-11                                       7.100      BBB                 10            10,290
                                                                                             -------------
                                                                                                    58,010
                                                                                             -------------
Finance (5.24%)
Boeing Capital Corp.,
Note 09-27-10                                          7.375      AA-                 15            16,525
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                      6.000      A-                  20            20,072
CIT Group, Inc.,
Note 02-07-06                                          6.500      A+                  25            25,075
Citigroup, Inc.,
Note 01-18-11                                          6.500      AA-                 10            10,010
Sub Note 10-01-10                                      7.250      A+                  10            10,522
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02                         9.875      A                   35            36,557
Ford Motor Credit Co.,
Bond 02-01-11                                          7.375      A                   15            15,314
Note 04-28-03                                          6.125      A                   20            20,050
General Electric Capital Corp.,
Global Medium Term Note Ser A 11-15-10                 6.875      AAA                 15            16,031
General Motors Acceptance Corp.,
Note 07-15-05                                          7.500      A                   15            15,599
Heller Financial, Inc.,
Note 01-15-03                                          6.400      A-                  15            14,970
Household Finance Corp.,
Note 11-01-02                                          5.875      A                   25            25,067
Note 01-24-06                                          6.500      A                   10            10,085
HSBC Capital Funding LP,
Perpetual Note (9.547  to 06-30-10 then variable)
(Channel Islands) 12-31-49 (R)                         9.547      A-                  15            17,169
ING Capital Funding Trust III,
Perpetual Bond (8.439  to 12-31-10 then variable)
12-31-49                                               8.439      A                   10            10,607
Marlin Water Trust/Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                               7.090      BBB                 15            15,020
MBNA Master Credit Card Trust,
Pass Thru Ctf Ser 1999-G Class A 12-15-06              6.350      AAA                 30            30,919
MMCA Auto Owner Trust,
Pass Thru Ctf Ser 2000-2 Class A-4 06-15-05            6.860      AAA                 25            26,075
Qwest Capital Funding, Inc.,
Bond 02-15-31 (R)                                      7.750      BBB+                20            20,518
                                                                                             -------------
                                                                                                   356,185
                                                                                             -------------
Food (0.23%)
Earthgrains Co. (The),
Note 08-01-03                                          8.375      BBB                 15            15,389
                                                                                             -------------
Government -- Foreign (0.77%)
Brazil, Federative Republic of,
Bond (Brazil) 01-11-06                                10.250      BB-                 10             9,900
Nova Scotia, Province of,
Deb (Canada) 11-15-19                                  8.250      A-                  15            17,879
Quebec, Government of,
Deb (Canada) 01-22-11                                  6.125      A+                  25            24,899
                                                                                             -------------
                                                                                                    52,678
                                                                                             -------------
Government -- U.S. (21.56%)
United States Treasury,
Bond 08-15-17                                          8.875      AAA                137           187,775
Bond 02-15-23                                          7.125      AAA                199           238,987
Bond 08-15-29                                          6.125      AAA                180           196,144
Note 08-15-03                                          5.750      AAA                342           351,405
Note 02-15-05                                          7.500      AAA                 69            75,954
Note 07-15-06                                          7.000      AAA                174           191,917
Note 05-15-08                                          5.625      AAA                120           124,950
Note 08-15-10                                          5.750      AAA                 95           100,121
                                                                                             -------------
                                                                                                 1,467,253
                                                                                             -------------
Government -- U.S. Agencies (21.01%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 06-01-14                           6.000      AAA                 20            19,794
15 Yr Pass Thru Ctf 12-01-14                           5.500      AAA                140           137,820
15 Yr Pass Thru Ctf 07-01-15                           7.000      AAA                 19            19,347
30 Yr Pass Thru Ctf 06-01-29                           6.000      AAA                 19            18,209
Note 12-15-05                                          6.000      AAA                 65            66,990
Note 09-15-09                                          6.625      AAA                270           287,466
Note 01-15-30                                          7.125      AAA                 35            39,676
Sub Note 02-01-11                                      6.250      AA-                 15            15,412
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-28 to 06-15-29               6.500      AAA                506           507,154
30 Yr Pass Thru Ctf 04-15-29 to 01-15-31               7.000      AAA                272           275,530
30 Yr Pass Thru Ctf 11-15-24 to 07-15-30               8.000      AAA                 41            42,412
                                                                                             -------------
                                                                                                 1,429,810
                                                                                             -------------
Insurance (1.57%)
AXA SA,
Sub Note (France) 12-15-30                             8.600      A-                  10            10,925
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                              6.950      A+                  10            10,249
Hartford Life, Inc.,
Sr Note 03-01-31                                       7.375      A                   15            15,270
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                              7.625      AA                  15            15,291
MONY Group, Inc. (The),
Sr Note 12-15-05                                       7.450      A-                  10            10,272
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                              7.500      AA-                 15            14,138
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                  6.625      AA-                 20            19,900
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                   7.875      A-                  10            10,800
                                                                                             -------------
                                                                                                   106,845
                                                                                             -------------
Leisure (0.59%)
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                   7.875      BB+                 10             9,950
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                 7.875      BB                  10             9,900
MGM Mirage, Inc.,
Sr Note 09-15-10                                       8.500      BBB-                10            10,498
Station Casinos, Inc.,
Sr Note 02-15-08 (R)                                   8.375      BB-                  5             5,025
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                   9.500      B+                   5             4,950
                                                                                             -------------
                                                                                                    40,323
                                                                                             -------------
Media (3.52%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+                  15            15,075
Sr Note Ser B 07-15-03                                 8.125      B+                   8             7,840
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                      8.200      BB+                 10            10,103
Clear Channel Communications, Inc.,
Note 06-15-05                                          7.875      BBB-                10            10,581
Continental Cablevision, Inc.,
Sr Note 05-15-06                                       8.300      A                   15            16,212
Cox Radio, Inc.,
Sr Note 02-15-06                                       6.625      BBB                 10            10,020
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                 8.125      BB+                 20            20,738
Sr Sub Deb 05-15-16                                   10.500      BB-                 10            11,250
EchoStar DBS Corp.,
Sr Note 02-01-09                                       9.375      B+                  10            10,125
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                  10             9,500
Jones Intercable, Inc.,
Sr Note 04-15-08                                       7.625      BBB                 20            21,072
Lenfest Communications, Inc.,
Sr Note 11-01-05                                       8.375      BBB                 10            10,898
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                 8.500      B+                  10             9,600
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                    8.250      BBB-                15            15,126
TCI Communications, Inc.,
Sr Deb 02-15-26                                        7.875      A                   10             9,964
Time Warner, Inc.,
Deb 01-15-13                                           9.125      BBB+                21            25,153
Viacom, Inc.,
Deb 07-30-30 (R)                                       7.875      A-                  15            16,254
Note 01-30-06 (R)                                      6.400      A-                  10            10,136
                                                                                             -------------
                                                                                                   239,647
                                                                                             -------------
Medical (1.11%)
Athena Neuro Finance LLC,
Sr Note 02-21-08                                       7.250      BBB                 15            15,190
Dynacare, Inc.,
Sr Note (Canada) 01-15-06                             10.750      B+                  13            13,000
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                  7.875      B+                  15            14,588
HCA -- The Healthcare Co.,
Note 09-01-10                                          8.750      BB+                 10            10,512
Healthsouth Corp.,
Note 02-01-08, (R)                                     8.500      BBB-                 5             4,988
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                  10.750      B+                  11            12,155
Tenet Healthcare Corp.,
Sr Note 01-15-05                                       8.000      BB+                  5             5,100
                                                                                             -------------
                                                                                                    75,533
                                                                                             -------------
Metal (1.13%)
Noranda, Inc.,
Note (Canada) 02-15-11                                 8.375      BBB                 15            15,068
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03                          6.500      A                   55            55,804
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                  8.400      BBB-                 6             6,006
                                                                                             -------------
                                                                                                    76,878
                                                                                             -------------
Mortgage Banking (7.75%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08           6.790      Aaa                 27            27,966
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29            6.570      AAA                 40            40,649
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1998-C1 Class A-1 11-15-07           6.411      Aaa                 58            58,956
Pass Thru Ctf Ser 1997-C1 Class A-2 09-15-06           6.853      Aaa                 20            20,638
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07           6.566      Aaa                 60            60,654
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25            6.600      AAA                 20            20,106
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07           6.410      Aaa                 14            14,261
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38           6.485      AAA                 24            23,714
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1 10-15-06 (R)      6.830      AAA                109           112,212
Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08         6.920      AAA                 50            51,779
Salomon Brothers Mortgage Securities VII, Inc.,
Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24         6.750      Aaa                 11            11,085
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2 06-25-15           7.965      AAA                 30            30,745
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28           7.220      AAA                 26            26,811
Pass Thru Ctf Ser 1997-B Class A-6 10-15-28            6.900      AAA                 27            27,730
                                                                                             -------------
                                                                                                   527,306
                                                                                             -------------
Oil & Gas (2.09%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30                                 8.125      BBB+                10            11,128
Amerada Hess Corp.,
Bond 10-01-29                                          7.875      BBB+                20            21,681
Apache Finance Canada Corp.,
Note (Canada) 12-15-29                                 7.750      A-                  20            21,902
El Paso Energy Corp.,
Medium Term Note 10-15-30                              8.050      BBB                 20            21,837
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                       6.875      BBB                 10            10,075
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                       10.125      BBB-                 5             6,075
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                             8.875      BB+                  5             5,250
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28                              7.125      BBB-                15            11,313
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                   8.750      BBB+                10            10,561
Tosco Corp.,
Note 02-15-30                                          8.125      BBB                 20            22,527
                                                                                             -------------
                                                                                                   142,349
                                                                                             -------------
Paper & Paper Products (0.23%)
International Paper Co.,
Note 07-08-05                                          8.125      BBB+                15            15,600
                                                                                             -------------
Real Estate Operations (0.07%)
EOP Operating L.P.,
Note 02-15-05                                          6.625      BBB+                 5             5,041
                                                                                             -------------
Real Estate Investment Trust (1.11%)
American Health Properties, Inc.,
Note 01-15-07                                          7.500      BBB-                10             9,750
Cabot Industrial Properties, L.P.,
Note 05-01-04                                          7.125      BBB-                15            15,125
Camden Property Trust,
Note 04-15-04                                          7.000      BBB                 10            10,105
Liberty Property L.P.,
Medium Term Note 06-05-02                              6.600      BBB-                10            10,259
Mack-Cali Realty, L.P.,
Note 02-15-11                                          7.750      BBB                 10            10,239
ProLogis Trust,
Note 04-15-04                                          6.700      BBB+                10            10,095
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                          7.300      BB                  10             9,915
                                                                                             -------------
                                                                                                    75,488
                                                                                             -------------
Retail (0.37%)
Archer-Daniels-Midland Co.,
Deb 02-01-31                                           7.000      A+                  10             9,904
Sears Roebuck Acceptance Corp.,
Note 02-01-11                                          7.000      A-                  15            15,045
                                                                                             -------------
                                                                                                    24,949
                                                                                             -------------
Telecommunications (4.27%)
BellSouth Capital Funding Corp.,
Deb 02-15-30                                           7.875      AA-                 20            21,645
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125 , 05-01-04)
(Canada) 05-01-09, (A)                                  Zero      B3                  10             8,400
Cox Communications, Inc.,
Note 11-01-10                                          7.750      BBB                 10            10,630
Crown Castle International Corp.,
Sr Note 05-15-11                                       9.000      B                    5             5,075
Deutsche Telekom International Finance B.V.,
Bond (Netherlands) 06-15-05                            7.750      A-                  25            25,800
Bond (Netherlands) 06-15-30                            8.250      A-                  15            15,167
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                 8.125      BBB+                15            16,350
Global Crossing Ltd.,
Sr Note (Bermuda) 11-15-09                             9.500      BB                  10             9,875
LCI International, Inc.,
Sr Note 06-15-07                                       7.250      BBB+                15            15,163
Level 3 Communications, Inc.,
Sr Note 03-15-08                                      11.000      B                   10             9,125
McLeodUSA, Inc.,
Sr Note 11-01-08                                       9.500      B+                  10             9,425
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07                             12.000      BBB                 10            11,100
Nextel Communications, Inc.,
Sr Note 11-15-09                                       9.375      B                   10             9,350
Nortel Networks Ltd.,
Note (Canada) 02-15-06                                 6.125      A                   15            14,477
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                   10             9,700
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625 , 04-15-04)
04-15-09 (A)                                            Zero      B3                  10             7,150
Telefonos de Mexico S.A. de C.V.,
Sr Note (Mexico) 01-26-06, (R)                         8.250      BB+                 15            14,925
Tritel PCS, Inc.,
Sr Sub Note 01-15-11 (R)                              10.375      B3                   5             5,000
Triton PCS, Inc.,
Sr Sub Note 02-01-11 (R)                               9.375      CCC+                10            10,000
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                       7.750      A+                  25            26,971
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                      11.500      B-                   5             5,450
Sr Note 11-15-09                                      10.375      B-                   5             5,600
WorldCom, Inc.,
Note 05-15-06                                          8.000      BBB+                15            15,458
Note 08-15-28                                          6.950      BBB+                10             8,655
                                                                                             -------------
                                                                                                   290,491
                                                                                             -------------
Transport (3.06%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                     6.930      A-                   3             3,312
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                           7.950      BBB+                20            21,290
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C 06-30-04                     7.206      BBB                 19            19,127
Pass Thru Ctf Ser 1999-1A 02-02-19                     6.545      AA+                 19            18,713
Delta Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-2 11-18-10            7.570      AAA                 10            10,708
Norfolk Southern Corp.,
Sr Note 02-15-31                                       7.250      BBB                 15            15,152
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                     8.970      BBB-                 4             4,628
Northwest Airlines, Inc.,
Note 03-15-04                                          8.375      BB                  10             9,907
NWA Trust,
Sr Note Ser A 12-21-12                                 9.250      AA                  32            35,681
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                    11.200      BB-                 17            17,886
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1 01-01-14            7.783      AAA                 28            29,689
Pass Thru Ctf Ser 2000-2 Class A-1 10-01-10            7.032      AAA                 15            15,122
Wisconsin Central Transportation Corp.,
Note 04-15-08                                          6.625      BBB-                 7             6,755
                                                                                             -------------
                                                                                                   207,970
                                                                                             -------------
Utilities (9.63%)
AES Corp.,
Sr Note 06-01-09                                       9.500      BB                  10            10,550
Sr Note 09-15-10                                       9.375      BB                   5             5,200
Sr Sub Note 07-15-06                                  10.250      B+                  12            12,420
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                      9.000      BBB-                15            15,694
Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02 (R)                  6.730      BBB+                10            10,032
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-                  9             9,765
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.890      BB-                  7             7,709
Calpine Corp.,
Sr Note 08-15-05                                       8.250      BB+                 15            15,356
Sr Note 04-01-08                                       7.875      BB+                  5             4,875
Sr Note 02-15-11                                       8.250      BB+                  5             5,056
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                 9.500      BB+                 35            36,444
Sec Note Ser D 11-01-17                                7.880      BB+                 20            20,418
CMS Energy Corp.,
Sr Note 05-15-02                                       8.125      BB                  15            15,163
Sr Note 10-15-07                                       9.875      BB                   5             5,312
Sr Note Ser B 01-15-04                                 6.750      BB                  15            14,400
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                             7.750      BBB+                15            15,314
East Coast Power LLC,
Sec Note 03-31-12                                      7.066      BBB-                10             9,712
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250      BBB-                23            25,472
GG1B Funding Corp.,
Deb 01-15-11                                           7.430      BBB-                11            11,517
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21                             9.400      A+                  15            19,418
Gtd Bond Ser HY (Canada) 01-15-22                      8.400      A+                  10            11,932
Gtd Deb Ser IF (Canada) 02-01-03                       7.375      A+                  25            26,013
Iberdrola International B.V.,
Note (Spain) 10-01-02                                  7.500      AA-                 25            25,827
Note (Spain) 06-01-03 (R)                              7.125      AA-                 25            25,914
KeySpan Corp.,
Note 11-15-10                                          7.625      A                   10            10,851
Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-                  20            20,400
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB+                 35            40,425
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                 25            27,343
Nisource Finance Corp.,
Bond 11-15-10 (R)                                      7.875      BBB                 15            16,149
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                  6             6,105
Northeast Utilities,
Note Ser A 12-01-06                                    8.580      BBB                  3             3,235
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09            6.050      AAA                 15            15,183
Pass Thru Ctf Ser 2000-A Class A-3 03-01-10            7.625      AAA                 40            44,083
Pinnacle Partners,
Sr Note 08-15-04 (R)                                   8.830      BBB-                10            10,332
PNPP II Funding Corp.,
Deb 05-30-16                                           9.120      BB-                 15            16,308
PSEG Energy Holdings Inc.,
Sr Note 02-15-08 (R)                                   8.625      BBB-                15            14,978
Sierra Pacific Resources,
Note 05-15-05                                          8.750      BBB                 15            15,301
System Energy Resources, Inc.,
1st Mtg 08-01-01                                       7.710      BBB-                 5             4,963
TXU Electric Capital V.,
Capital Sec 01-30-37                                   8.175      BBB-                10             9,415
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                     8.090      BBB-                25            25,850
Xcel Energy, Inc.,
Sr Note 12-01-10                                       7.000      BBB+                15            15,201
                                                                                             -------------
                                                                                                   655,635
                                                                                             -------------
Waste Disposal Service & Equip. (0.07%)
Waste Management, Inc.,
Sr Note 08-01-10                                       7.375      BBB                  5             5,036
                                                                                             -------------
TOTAL BONDS
(Cost $6,219,298)                                                                (93.88%)        6,388,770
                                                                                --------     -------------

                                                                               NUMBER OF
                                                                                WARRANTS
                                                                                --------
WARRANTS
MetroNet Communications Corp. (Canada) (R)**                                          10               970
                                                                                --------     -------------
TOTAL WARRANTS
(Cost $103)                                                                       (0.01%)              970
                                                                                --------     -------------

                                                                INTEREST        PAR VALUE
                                                                  RATE      (000s OMITTED)
                                                                --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.69%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%, due 11-15-09
thru 02-15-19) -- Note A                                          5.380%             $387         $387,000
                                                                                              ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.20%                                                                                             705
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                       (5.70%)         387,705
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (99.59%)       6,777,445
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (0.41%)          27,768
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)      $6,805,213
                                                                                =========     ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $596,035 or 8.76% of net assets as of February 28, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (2.61%)
Interpublic Group of Cos., Inc. (The)                             4,300         $161,680
                                                                            ------------
Banks -- United States (3.87%)
State Street Corp.                                                  930           93,419
Wells Fargo & Co.                                                 2,950          146,438
                                                                            ------------
                                                                                 239,857
                                                                            ------------
Beverages (4.14%)
Anheuser-Busch Cos., Inc.                                         2,720          118,864
PepsiCo, Inc.                                                     3,000          138,240
                                                                            ------------
                                                                                 257,104
                                                                            ------------
Broker Services (1.66%)
Merrill Lynch & Co., Inc.                                         1,720          103,028
                                                                            ------------
Building (1.58%)
Black & Decker Corp. (The)                                        2,360           97,964
                                                                            ------------
Computers (11.44%)
Cisco Systems, Inc.*                                              2,580           61,114
Compaq Computer Corp.                                             5,740          115,948
EMC Corp.*                                                        1,960           77,930
International Business Machines Corp.                             1,040          103,896
KPMG Consulting, Inc.*                                            4,000           92,250
McDATA Corp. (Class A)*                                              72            1,287
Microsoft Corp.*                                                  2,150          126,850
Oracle Corp.*                                                     3,800           72,200
Sun Microsystems, Inc.*                                           2,925           58,134
                                                                            ------------
                                                                                 709,609
                                                                            ------------
Containers (1.32%)
Bemis Co., Inc.                                                   2,400           81,648
                                                                            ------------
Diversified Operations (2.74%)
Minnesota Mining & Manufacturing Co.                                600           67,650
Tyco International Ltd.                                           1,870          102,196
                                                                            ------------
                                                                                 169,846
                                                                            ------------
Electronics (7.62%)
Emerson Electric Co.                                                800           53,520
General Electric Co.                                              4,350          202,275
Intel Corp.                                                       3,400           97,113
Motorola, Inc.                                                    3,260           49,454
Texas Instruments, Inc.                                           2,380           70,329
                                                                            ------------
                                                                                 472,691
                                                                            ------------
Finance (6.77%)
Citigroup, Inc.                                                   3,266          160,622
Household International, Inc.                                     1,900          110,048
J.P. Morgan Chase & Co.                                           2,000           93,320
Morgan Stanley Dean Witter & Co.                                    860           56,012
                                                                            ------------
                                                                                 420,002
                                                                            ------------
Insurance (4.43%)
AFLAC, Inc.                                                       1,225           73,696
American General Corp.                                            1,540          117,410
American International Group, Inc.                                1,020           83,436
                                                                            ------------
                                                                                 274,542
                                                                            ------------
Media (2.82%)
AOL Time Warner, Inc.*                                            2,100           92,463
McGraw-Hill Cos., Inc. (The)                                      1,400           82,544
                                                                            ------------
                                                                                 175,007
                                                                            ------------
Medical (12.08%)
Abbott Laboratories                                               1,500           73,485
American Home Products Corp.                                      2,240          138,365
Baxter International, Inc.                                        1,950          179,576
Johnson & Johnson                                                 1,500          145,995
Merck & Co., Inc.                                                 1,790          143,558
Schering-Plough Corp.                                             1,700           68,425
                                                                            ------------
                                                                                 749,404
                                                                            ------------
Mortgage Banking (4.63%)
Fannie Mae                                                        1,700          135,490
Freddie Mac                                                       2,300          151,455
                                                                            ------------
                                                                                 286,945
                                                                            ------------
Office (1.07%)
Avery Dennison Corp.                                              1,250           66,250
                                                                            ------------

Oil & Gas (8.81%)
Anadarko Petroleum Corp.                                          1,100           68,750
Chevron Corp.                                                     1,140           97,652
Conoco Inc. (Class A)                                             3,440           97,180
Exxon Mobil Corp.                                                 1,696          137,457
Halliburton Co.                                                   1,900           75,658
Royal Dutch Petroleum Co.,  American Depositary
Receipts (ADR)  (Netherlands)                                     1,200           69,996
                                                                            ------------
                                                                                 546,693
                                                                            ------------
Paper & Paper Products (2.43%)
Kimberly-Clark Corp.                                              2,110          150,865
                                                                            ------------
Retail (5.95%)
CVS Corp.                                                         1,900          115,900
Home Depot, Inc. (The)                                            2,150           91,375
Lowe's Cos., Inc.                                                 2,900          162,052
                                                                            ------------
                                                                                 369,327
                                                                            ------------
Telecommunications (4.12%)
ADC Telecommunications, Inc.*                                     5,100           56,738
Nokia Corp., (ADR) (Finland)                                      2,360           51,920
Nortel Networks Corp. (Canada)                                    2,040           37,720
Verizon Communications                                            2,200          108,900
                                                                            ------------
                                                                                 255,278
                                                                            ------------
Tobacco (2.80%)
Philip Morris Cos., Inc.                                          3,600          173,448
                                                                            ------------
Utilities (5.82%)
ALLTEL Corp.                                                      1,500           80,550
Duke Energy Corp.                                                 3,800          154,850
SBC Communications, Inc.                                          2,630          125,451
                                                                            ------------
                                                                                 360,851
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,098,709)                                               (98.71%)       6,122,039
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.76%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $109         $109,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   331
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (1.76%)         109,331
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.47%)       6,231,370
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.47%)         (29,063)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $6,202,307
                                                              =========     ============

* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (0.32%)
TMP Worldwide, Inc.*                                                700          $36,619
                                                                            ------------
Banks -- United States (3.04%)
Mellon Financial Corp.                                            3,948          182,832
Northern Trust Corp.                                              2,350          167,144
                                                                            ------------
                                                                                 349,976
                                                                            ------------
Beverages (0.99%)
Pepsi Bottling Group, Inc.                                        2,833          114,312
                                                                            ------------
Broker Services (1.52%)
Bear Stearns Cos., Inc.                                             955           49,832
Lehman Brothers Holdings, Inc.                                    1,817          124,737
                                                                            ------------
                                                                                 174,569
                                                                            ------------
Computers (15.63%)
Brocade Communications Systems, Inc.*                             3,035          117,796
DST Systems, Inc.*                                                  830           50,630
EMC Corp.*                                                          994           39,521
Emulex Corp.*                                                     2,100           64,706
Exodus Communications, Inc.*                                      5,370           78,536
Fiserv, Inc.*                                                     1,600           79,200
Handspring, Inc.*                                                 2,600           65,163
i2 Technologies, Inc.*                                            3,050           81,969
Interwoven, Inc.*                                                 3,200           53,000
Intuit, Inc.*                                                     3,300          135,712
Manugistics Group, Inc.*                                            950           29,450
McDATA Corp. (Class A)*                                              36              644
McDATA Corp. (Class B)*                                           1,500           29,906
Mercury Interactive Corp.*                                        1,400           88,113
Micromuse, Inc.*                                                  1,600           65,700
Palm, Inc.*                                                       5,550           96,431
Parametric Technology Corp.*                                     16,600          220,988
Rational Software Corp.*                                          2,450           85,597
Research in Motion, Ltd.* (Canada)                                1,200           46,425
SunGard Data Systems, Inc.*                                       3,407          189,770
TIBCO Software, Inc.*                                             2,700           36,450
VeriSign, Inc.*                                                   2,950          141,508
                                                                            ------------
                                                                               1,797,215
                                                                            ------------

Electronics (12.89%)
Aeroflex, Inc.*                                                  10,574          141,427
Analog Devices, Inc.*                                             1,162           43,343
Applied Micro Circuits Corp.*                                     1,420           37,985
Atmel Corp.*                                                      2,700           28,350
Flextronics International, Ltd.*  (Singapore)                     3,850          102,025
Jabil Circuit, Inc.*                                              4,874          109,568
KLA-Tencor Corp.*                                                 2,650           94,737
Lam Research Corp.*                                               4,800          103,200
Molex, Inc.                                                       1,410           51,201
Novellus Systems, Inc.*                                           2,600          100,425
PMC-Sierra, Inc.* (Canada)                                        1,050           35,175
QLogic Corp.*                                                     1,650           61,669
Sanmina Corp.*                                                    2,080           62,010
Tektronix, Inc.*                                                  5,374          132,684
Vitesse Semiconductor Corp.*                                      2,300           90,706
Waters Corp.*                                                     4,362          287,281
                                                                            ------------
                                                                               1,481,786
                                                                            ------------
Energy (2.32%)
Calpine Corp.*                                                    4,662          207,412
Dynegy, Inc. (Class A)                                            1,261           59,267
                                                                            ------------
                                                                                 266,679
                                                                            ------------
Fiber Optics (0.71%)
Sycamore Networks, Inc.*                                          4,500           81,562
                                                                            ------------
Finance (5.71%)
Affiliated Managers Group, Inc.*                                  2,103          108,304
Capital One Financial Corp.                                       1,120           61,880
Concord EFS, Inc.*                                                2,972          137,455
Golden West Financial Corp.                                       2,696          147,876
Providian Financial Corp.                                         4,014          200,740
                                                                            ------------
                                                                                 656,255
                                                                            ------------
Instruments -- Scientific (1.68%)
Applera Corp. -- Applied Biosystems  Group                        2,799          193,411
                                                                            ------------
Insurance (6.30%)
ACE, Ltd. (Bermuda)                                               3,360          122,976
AFLAC, Inc.                                                       2,324          139,812
Ambac Financial Group, Inc.                                       4,139          233,440
American General Corp.                                              893           68,082
Everest Re Group, Ltd. (Bermuda)                                  2,535          160,339
                                                                            ------------
                                                                                 724,649
                                                                            ------------
Media (2.62%)
Charter Communications, Inc.  (Class A)*                          4,750          101,531
Clear Channel Communications, Inc.*                               2,103          120,186
Reader's Digest Association, Inc.  (Class A)                      2,491           79,936
                                                                            ------------
                                                                                 301,653
                                                                            ------------
Medical (12.31%)
Alkermes, Inc.*                                                   1,950           60,450
Allergan, Inc.                                                    1,411          122,686
ALZA Corp.*                                                       4,398          173,941
HEALTHSOUTH Corp.*                                                9,675          154,026
Human Genome Sciences, Inc.*                                      1,700           93,394
IDEC Pharmaceuticals Corp.*                                       1,780          100,347
Immunex Corp.*                                                    4,400          143,275
Inhale Therapeutic Systems, Inc.*                                 2,250           62,719
MedImmune, Inc.*                                                  2,300          100,481
Millennium Pharmaceuticals, Inc.*                                 4,100          138,375
Oxford Health Plans, Inc.*                                        3,700          122,331
Trigon Healthcare, Inc.*                                            967           58,204
Wellpoint Health Networks, Inc.*                                    868           85,802
                                                                            ------------
                                                                               1,416,031
                                                                            ------------
Oil & Gas (8.24%)
Baker Hughes, Inc.                                                2,169           85,025
BJ Services Co.*                                                  1,405          106,780
Cooper Cameron Corp.*                                             1,804          107,843
El Paso Corp.                                                     2,414          169,704
Santa Fe International Corp.                                      3,903          146,167
Transocean Sedco Forex, Inc.                                      3,714          178,755
Weatherford International, Inc.*                                  2,938          152,864
                                                                            ------------
                                                                                 947,138
                                                                            ------------
Pollution Control (1.56%)
Waste Management, Inc.                                            7,095          180,000
                                                                            ------------
Retail (7.03%)
Abercrombie & Fitch Co. (Class A)*                                4,082          115,766
Bed Bath & Beyond, Inc.*                                          6,000          147,750
BJ's Wholesale Club, Inc.*                                        2,723          123,924
Ethan Allen Interiors, Inc.                                       2,781           94,443
RadioShack Corp.                                                  2,041           87,355
Talbots, Inc.                                                     2,337          118,766
TJX Cos., Inc.                                                    3,919          119,843
                                                                            ------------
                                                                                 807,847
                                                                            ------------
Telecommunications (14.05%)
Allegiance Telecom, Inc.*                                         6,650          134,662
American Tower Corp. (Class A)*                                   5,236          151,530
Comverse Technology, Inc.*                                        1,420          106,411
Crown Castle International Corp.*                                 4,850          121,856
Dobson Communications Corp.  (Class A)*                          13,050          242,241
Global Crossing, Ltd.* (Bermuda)                                  7,041          114,275
McLeodUSA, Inc. (Class A)*                                       16,615          218,072
Scientific-Atlanta, Inc.                                          4,645          217,850
Western Wireless Corp. (Class A)*                                 4,350          183,516
XO Communications, Inc. (Class A)*                                8,400          124,950
                                                                            ------------
                                                                               1,615,363
                                                                            ------------
Textile (1.04%)
Jones Apparel Group, Inc.*                                        3,119          119,770
                                                                            ------------
Utilities (0.05%)
NewPower Holdings, Inc.*                                            885            5,531
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $11,013,857)                                              (98.01%)      11,270,366
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.72%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $428         $428,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   590
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (3.73%)         428,590
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (101.74%)      11,698,956
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (1.74%)        (200,103)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $11,498,853
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration (Unaudited)
----------------------------------------------------------------------

The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 2001, assigned to country categories.

                                        VALUE AS A
                                     PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                      3.46%
Canada                                       0.71
Singapore                                    0.89
United States                               96.68
                                          -------
TOTAL INVESTMENTS                          101.74%
                                          =======

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                             SHARES          VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (1.76%)
Getty Images, Inc.*                                               3,820          $95,978
                                                                            ------------
Banks -- United States (1.41%)
Southwest Bancorp. of Texas, Inc.*                                2,000           77,000
                                                                            ------------
Business Services -- Misc (6.61%)
Corporate Executive Board Co. (The)*                              3,000          107,250
Forrester Research, Inc.*                                         1,550           60,547
Heidrick & Struggles International, Inc.*                         2,500           82,656
Management Network Group, Inc. (The)*                             7,350           83,606
Pivotal Corp.* (Canada)                                           2,000           26,625
                                                                            ------------
                                                                                 360,684
                                                                            ------------
Computers (10.59%)
Advent Software, Inc.*                                            2,990          115,115
Cerner Corp.*                                                     3,400          174,037
Embarcadero Technologies, Inc.*                                   2,300           67,850
IDX Systems Corp.*                                                3,400           66,300
Manugistics Group, Inc.*                                          2,000           62,000
M-Systems Flash Disk Pioneers Ltd.*  (Israel)                     7,000           57,532
Novatel Wireless, Inc.*                                           7,050           35,250
                                                                            ------------
                                                                                 578,084
                                                                            ------------
Electronics (8.37%)
Aeroflex, Inc.*                                                   5,000           66,875
Alpha Industries, Inc.*                                           2,100           33,862
DuPont Photomasks, Inc.*                                          1,050           69,234
Exar Corp.*                                                       3,920           74,480
Micrel, Inc.*                                                     2,740           77,063
PRI Automation, Inc.*                                             2,590           50,667
Semtech Corp.*                                                    3,380           84,711
                                                                            ------------
                                                                                 456,892
                                                                            ------------
Finance (5.19%)
Actrade Financial Technologies, Ltd.*                             2,428           60,396
Affiliated Managers Group, Inc.*                                  2,000          103,000
AmeriCredit Corp.*                                                3,500          119,630
                                                                            ------------
                                                                                 283,026
                                                                            ------------
Insurance (3.25%)
RenaissanceRe Holdings Ltd. (Bermuda)                             1,200           89,220
Triad Hospitals, Inc.*                                            2,700           88,256
                                                                            ------------
                                                                                 177,476
                                                                            ------------
Media (4.04%)
Entercom Communications Corp.*                                    3,200          130,400
Radio One, Inc. (Class A)*                                        6,000           90,000
                                                                            ------------
                                                                                 220,400
                                                                            ------------
Medical (22.08%)
Accredo Health, Inc.*                                             4,500          130,781
Alkermes, Inc.*                                                     750           23,250
AmeriSource Health Corp. (Class A)*                               2,200          118,184
Cytyc Corp.*                                                      1,500           94,313
DaVita, Inc.*                                                     4,600           80,868
Lincare Holdings, Inc.*                                           2,650          156,184
NPS Pharmaceuticals, Inc.*                                        2,600           83,850
Pharmaceutical Product Development, Inc.*                         1,900          105,806
Renal Care Group, Inc.*                                           4,850          128,222
Rightchoice Managed Care *                                        4,700          189,880
Wilson Greatbatch Technologies, Inc.*                             3,960           94,050
                                                                            ------------
                                                                               1,205,388
                                                                            ------------
Oil & Gas (7.69%)
Marine Drilling Cos., Inc.*                                       5,000          145,750
Newfield Exploration Co.*                                         3,050          106,811
Stone Energy Corp.*                                               1,800           97,200
Universal Compression Holdings, Inc.*                             2,000           70,000
                                                                            ------------
                                                                                 419,761
                                                                            ------------
Retail (3.98%)
Columbia Sportswear Co.*                                          2,000          110,750
Krispy Kreme Doughnuts, Inc.*                                       400           28,725
Whole Foods Market, Inc.*                                         1,800           77,625
                                                                            ------------
                                                                                 217,100
                                                                            ------------
Shoes & Related Apparel (1.40%)
Wolverine World Wide, Inc.                                        5,200           76,492
                                                                            ------------
Steel (2.16%)
Lone Star Technologies, Inc.*                                     2,650          117,899
                                                                            ------------
Telecommunications (14.31%)
AirGate PCS, Inc.*                                                3,950          174,294
Alamosa Holdings, Inc.*                                          11,000          115,500
CTC Communications Group, Inc.*                                  10,950           90,337
Dobson Communications Corp.  (Class A)*                           5,600          103,950
SBA Communications Corp.*                                         4,930          162,690
Sierra Wireless, Inc.* (Canada)                                   1,500           39,563
WinStar Communications, Inc.*                                     7,500           94,688
                                                                            ------------
                                                                                 781,022
                                                                            ------------
Textile (1.89%)
Tommy Hilfiger Corp.*                                             6,800          103,360
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,545,155)                                               (94.73%)       5,170,562
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.44%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $297         $297,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   829
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (5.45%)         297,829
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.18%)       5,468,391
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.18%)          (9,985)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $5,458,406
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCK
Advertising (1.95%)
Penton Media, Inc.                                               16,000         $361,440
Ventiv Health, Inc.*                                             14,000          226,625
                                                                            ------------
                                                                                 588,065
                                                                            ------------
Aerospace (0.77%)
Innovative Solutions & Support, Inc.*                            15,950          232,272
                                                                            ------------
Broker Services (1.20%)
Jefferies Group, Inc.                                            12,100          361,790
                                                                            ------------
Business Services -- Misc (4.04%)
Iron Mountain, Inc.*                                             16,600          647,566
Sensormatic Electronics Corp                                     25,550          559,545
Xpedior, Inc.*                                                   17,750           12,203
                                                                            ------------
                                                                               1,219,314
                                                                            ------------
Computers (18.41%)
Aspen Technology, Inc.*                                          29,000          755,812
Bell & Howell Co.*                                               45,000        1,032,750
Electronics for Imaging, Inc.*                                   56,250        1,374,609
Hyperion Solutions Corp.*                                        23,250          398,156
NetRatings, Inc.*                                                 4,650           56,381
Parametric Technology Corp.*                                     23,200          308,850
Portal Software, Inc.*                                           30,850          220,772
Student Advantage, Inc.*                                         54,950          164,850
UNOVA, Inc. *                                                   141,250          627,150
Viant Corp.*                                                    124,900          382,506
Wind River Systems, Inc.*                                        10,000          235,000
                                                                            ------------
                                                                               5,556,836
                                                                            ------------
Containers (0.80%)
Pactiv Corp.*                                                    18,000          242,100
                                                                            ------------
Diversified Operations (1.45%)
ESCO Electronics Corp.                                           20,250          436,995
                                                                            ------------
Electronics (8.71%)
Alpha Industries, Inc.*                                          34,550          557,119
Axcelis Technologies, Inc.*                                      29,000          267,345
MKS Instruments, Inc.*                                           35,652          623,910
SBS Technologies, Inc.*                                          14,000          308,000
Vicor Corp.*                                                     40,650          873,975
                                                                            ------------
                                                                               2,630,349
                                                                            ------------
Finance (5.10%)
NOVA Corp.                                                       50,500          960,005
Sovereign Bancorp, Inc.                                          65,000          578,910
                                                                            ------------
                                                                               1,538,915
                                                                            ------------
Food (5.89%)
Galaxy Nutritional Foods, Inc.*                                  75,000          408,000
Hain Celestial Group, Inc.*                                      44,250        1,371,750
                                                                            ------------
                                                                               1,779,750
                                                                            ------------
Insurance (0.65%)
StanCorp Financial Group, Inc.*                                   5,000          195,500
                                                                            ------------
Leisure (2.44%)
Six Flags, Inc.*                                                 34,100          736,219
                                                                            ------------
Machinery (0.77%)
Zebra Technologies Corp. (Class A)*                               5,150          232,072
                                                                            ------------
Media (7.18%)
Pegasus Communications Corp.*                                    57,000        1,592,438
Regent Communications, Inc.*                                     60,500          484,000
Sinclair Broadcast Group, Inc.  (Class A)*                       10,000           90,625
                                                                            ------------
                                                                               2,167,063
                                                                            ------------
Medical (10.01%)
Alpharma, Inc. (Class A)                                         28,000          931,000
Covance, Inc.*                                                   92,600        1,389,000
Cyberonics, Inc.*                                                25,000          514,687
DENTSPLY International, Inc.                                      5,000          188,125
                                                                            ------------
                                                                               3,022,812
                                                                            ------------
Oil & Gas (1.98%)
Marine Drilling Cos., Inc.*                                       5,000          145,750
Petroleum Geo-Services ASA,  American Depositary
Receipts  (ADR) (Norway)*                                        15,000          131,250
Precision Drilling Corp. (Canada)*                                4,000          169,600
Seitel, Inc.                                                      4,000           74,800
Veritas DGC, Inc.*                                                2,500           75,375
                                                                            ------------
                                                                                 596,775
                                                                            ------------
Protection -- Safety Equip & Svc (4.17%)
Pittston Brink's Group                                           63,400        1,258,490
                                                                            ------------
Retail (3.38%)
Pathmark Stores, Inc.*                                           53,000          901,000
Ruddick Corp.                                                     9,100          119,210
                                                                            ------------
                                                                               1,020,210
                                                                            ------------
Schools/Education (2.40%)
Career Education Corp.*                                          15,900          725,438
                                                                            ------------
Telecommunications (18.44%)
AirGate PCS, Inc.*                                               16,500          728,063
Alaska Communications Systems  Holdings, Inc.*                   41,700          284,081
ANTEC Corp.*                                                     60,750          544,855
Commonwealth Telephone  Enterprises, Inc.*                        7,500          255,000
CT Communications, Inc.                                          17,000          267,750
CTC Communications Group, Inc.*                                 112,150          925,237
Intermedia Communications, Inc.*                                 11,850          187,378
Lightbridge, Inc.*                                               40,000          475,000
Motient Corp.                                                    95,000          350,313
NTELOS, Inc.                                                     60,000          963,750
TeleCorp PCS, Inc.*                                              12,000          256,500
XM Satellite Radio Holdings, Inc.  (Class A)*                    32,000          328,000
                                                                            ------------
                                                                               5,565,927
                                                                            ------------
Waste Disposal Service & Equip. (1.98%)
Casella Waste Systems, Inc. (Class A)*                           97,450          596,881
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $32,424,457)                                             (101.72%)      30,703,773
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.09%)
Investment in a joint  repurchase
agreement  transaction with  UBS
Warburg, Inc.  -- Dated 02-28-01,  due
03-01-01 (Secured by U.S.  Treasury
Bonds,  7.25% thru 13.25%  due
11-15-09 thru  02-15-19) -- Note A               5.38%              $26          $26,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account
Current Rate 4.20%                                                                   448
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.09%)          26,448
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (101.81%)      30,730,221
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (1.81%)        (546,799)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $30,183,422
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 28, 2001. It's divided into four main categories: common stocks, warrants, preferred stocks and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Brazil (0.99%)
Embratel Participacoes SA,  American Depositary
Receipts (ADR)  (Telecommunications)                              1,200          $14,520
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                              2,000           43,400
                                                                            ------------
                                                                                  57,920
                                                                            ------------
Canada (7.82%)
Alberta Energy Co. Ltd. (Oil & Gas)                               1,900           84,960
Anderson Exploration Ltd.* (Oil & Gas)                            3,100           65,970
Bombardier, Inc.  (Diversified Operations)                        4,100           58,721
Celestica, Inc.* (Electronics)                                      300           14,700
Manulife Financial Corp. (Insurance)                              2,100           57,603
Precision Drilling Corp.* (Oil & Gas)                             1,300           55,120
Research in Motion Ltd.* (Computers)                                600           23,212
Sun Life Financial Services (Insurance)                           3,000           67,074
Suncor Energy, Inc. (Oil & Gas)                                   1,200           30,879
                                                                            ------------
                                                                                 458,239
                                                                            ------------
Denmark (2.01%)
Novo Nordisk AS (Medical)                                           400           78,732
Vestas Wind Systems AS (Utilities)                                  800           39,193
                                                                            ------------
                                                                                 117,925
                                                                            ------------
France (10.59%)
Accor SA (Leisure)                                                  700           27,506
Assurances Generales de France SA  (Insurance)                    1,100           68,597
Aventis SA (Medical)                                              1,000           80,816
Cap Gemini SA (Computers)                                           200           35,051
Lafarge SA (Building)                                               400           39,027
PSA Peugeot Citroen SA  (Automobile/Trucks)                         200           54,251
Schneider Electric SA (Machinery)                                   720           47,053
Suez Lyonnaise des Eaux SA  (Diversified
Operations)                                                         300           49,704
Total Fina Elf SA (Oil & Gas)                                       889          125,606
Vivendi Environnement* (Utilities)                                1,300           55,031
Vivendi Universal SA  (Diversified Operations)                      600           37,886
                                                                            ------------
                                                                                 620,528
                                                                            ------------
Germany (5.79%)
Bayerische Motoren Werke AG  (Automobile/Trucks)                    800           27,724
Deutsche Bank AG  (Banks -- Foreign)                                600           49,544
Dresdner Bank AG  (Banks -- Foreign)                              1,200           49,760
E.On AG  (Utilities)                                              1,000           51,425
Ergo Versicherungs Gruppe AG  (Insurance)                           500           76,858
Muenchener Rueckversicherungs- Gesellschaft AG
(Insurance)                                                         258           83,722
                                                                            ------------
                                                                                 339,033
                                                                            ------------
Hong Kong (2.96%)
Cheung Kong Holdings Ltd.  (Real Estate
Operations)                                                       5,000           60,578
Citic Pacific Ltd.  (Diversified Operations)                     10,000           35,641
Hutchison Whampoa Ltd.  (Diversified Operations)                  4,000           47,437
Johnson Electric Holdings Ltd.  (Electronics)                    18,000           30,116
                                                                            ------------
                                                                                 173,772
                                                                            ------------
Ireland (1.86%)
Allied Irish Banks Plc  (Banks -- Foreign)                        6,600           71,381
CRH Plc (Building)                                                2,000           37,646
                                                                            ------------
                                                                                 109,027
                                                                            ------------
Israel (1.53%)
Check Point Software Technologies Ltd.*
(Computers)                                                         500           32,062
Teva Pharmaceutical Industries Ltd.  (ADR)
(Medical)                                                           900           57,375
                                                                            ------------
                                                                                  89,437
                                                                            ------------
Italy (4.91%)
Alleanza Assicurazioni SpA (Insurance)                            4,600           69,100
Banca Nazionale del Lavoro SpA  (Banks --
Foreign)                                                         18,200           60,810
Edison SpA (Utilities)                                            6,200           58,209
Finmeccanica SpA* (Aerospace)                                    33,600           32,814
Riunione Adriatica di Sicurta SpA  (Insurance)                    4,916           66,924
                                                                            ------------
                                                                                 287,857
                                                                            ------------
Japan (5.79%)
Daikin Industries, Ltd. (Building)                                2,000           37,084
Furukawa Electric Co., Ltd. (The)  (Wire & Cable
Products)                                                         1,000           13,214
Itochu Techno-Science Corp.  (Computers)                            200           28,048
Japan Airlines Co., Ltd. (Transport)                              7,000           29,957
Mitsui Fudosan Co., Ltd.  (Real Estate
Operations)                                                       3,000           28,977
NEC Corp. (Electronics)                                           1,000           16,275
Nikon Corp. (Computers)                                           2,000           23,717
Nippon Steel Corp. (Steel)                                       25,000           45,610
Pioneer Corp. (Electronics)                                       1,000           25,916
Sony Corp. (Electronics)                                            600           43,222
Takeda Chemical Industries, Ltd.  (Medical)                       1,000           47,315
                                                                            ------------
                                                                                 339,335
                                                                            ------------
Mexico (0.93%)
Grupo Financiero BBVA Bancomer,  SA de CV*
(Finance)                                                         4,000            2,683
Grupo Televisa SA* (ADR) (Media)                                    300           11,970
Telefonos de Mexico SA de CV (ADR)
(Telecommunications)                                              1,230           39,680
                                                                            ------------
                                                                                  54,333
                                                                            ------------
Netherlands (4.48%)
Akzo Nobel NV (Chemicals)                                         1,280           62,090
ASM Lithography Holding NV*  (Electronics)                        2,200           46,612
ING Groep NV  (Banks -- Foreign)                                    727           50,221
Koninklijke Ahold NV (Retail)                                     1,431           46,153
Qiagen NV* (Medical)                                              1,500           41,834
STMicroelectronics NV (Electronics)                                 500           15,690
                                                                            ------------
                                                                                 262,600
                                                                            ------------
Norway (0.64%)
Tomra Systems ASA (Pollution Control)                             2,050           37,778
                                                                            ------------
Portugal (1.89%)
Electricidade de Portugal SA (Utilities)                         16,100           47,866
Portugal Telecom SGPS SA  (Telecommunications)                    6,500           62,701
                                                                            ------------
                                                                                 110,567
                                                                            ------------
Singapore (0.50%)
Flextronics International Ltd.*  (Electronics)                    1,100           29,150
                                                                            ------------
Spain (1.87%)
Banco Bilbao Vizcaya Argentaria SA  (Banks --
Foreign)                                                          4,000           59,572
Corporacion Mapfre SA (Insurance)                                 1,200           27,613
Telefonica SA*  (Telecommunications)                              1,300           22,197
                                                                            ------------
                                                                                 109,382
                                                                            ------------
Sweden (2.64%)
Electrolux AB (Household)                                         2,400           39,572
Nordea AB (Bank-Foreign)                                          4,000           29,313
Svenska Handelsbanken AB  (Banks -- Foreign)                      5,100           85,649
                                                                            ------------
                                                                                 154,534
                                                                            ------------
Switzerland (4.57%)
ABB Ltd. (Engineering/R&D Services)                                 600           50,726
Nestle SA (Food)                                                     20           43,795
Serona SA* (ADR) (Medical)                                        3,400           69,088
Syngenta AG* (Chemicals)                                            700           40,611
UBS AG  (Banks -- Foreign)                                          400           63,572
                                                                            ------------
                                                                                 267,792
                                                                            ------------
Taiwan (0.46%)
United Microelectronics Corp.* (ADR)
(Electronics)                                                     2,800           26,908
                                                                            ------------
United Kingdom (20.51%)
Amdocs Ltd.*  (Telecommunications)                                  800           52,008
Anglo American Plc (Metal)                                          900           58,602
AstraZeneca PLC (Medical)                                         1,400           63,649
Barclays Plc  (Banks -- Foreign)                                  1,800           54,652
Billiton Plc (Metal)                                             14,000           64,377
BP Amoco Plc (Oil & Gas)                                          6,671           55,187
British Telecommunications Plc
(Telecommunications)                                              7,700           63,366
Centrica Plc (Utilities)                                         24,410           82,819
CMG Plc (Computers)                                               4,600           50,075
COLT Telecom Group Plc*  (Telecommunications)                     1,900           34,097
Diageo Plc (Beverages)                                            3,600           36,512
Dixons Group Plc (Electronics)                                   14,600           54,488
Energis Plc*  (Telecommunications)                                8,050           52,823
GlaxoSmithKline Plc* (Medical)                                    1,500           41,255
National Grid Group Plc (Utilities)                               9,700           82,066
Reckitt Benckiser Plc  (Soap & Cleaning
Preparations)                                                     6,800           93,266
Royal Bank of Scotland Group Plc  (Banks --
Foreign)                                                          4,000           87,780
Shell Transport & Trading Co. Plc  (Oil & Gas)                    8,700           72,224
Vodafone Group Plc  (Telecommunications)                         37,840          102,571
                                                                            ------------
                                                                               1,201,817
                                                                            ------------
United States (3.60%)
Santa Fe International Corp. (Oil & Gas)                          2,000           74,900
Schlumberger Ltd. (Oil & Gas)                                     1,000           63,750
Transocean Sedco Forex, Inc.  (Oil & Gas)                         1,500           72,195
                                                                            ------------
                                                                                 210,845
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,222,030)                                               (86.34%)       5,058,779
                                                              ---------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                           2              177
                                                                            ------------
TOTAL WARRANTS
(Cost $90)                                                       (0.00%)             177
                                                              ---------     ------------
TOTAL COMMON STOCKS AND WARRANTS
(Cost $5,222,120)                                               (86.34%)       5,058,956
                                                              ---------     ------------
PREFERRED STOCKS
Germany (1.07%)
SAP AG (Computers)                                                  400           62,959
                                                                            ------------
TOTAL PREFERRED STOCKS
(Cost $70,749)                                                   (1.07%)          62,959
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.47%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 6.00% and 8.75% due 05-15-17
and 02-15-26) -- Note A                          5.38%             $672         $672,000

                                                              NUMBER OF
                                                                 SHARES
                                                                 ------
Cash Equivalents (14.41%)
Navigator Securities Lending Prime
Portfolio **                                                        844          844,471
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                    (25.88%)       1,516,471
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (113.29%)       6,638,386
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                               (13.29%)        (778,994)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $5,859,392
                                                              =========     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 28, 2001, assigned to the various investment categories.

                               VALUE OF SECURITIES
INVESTMENT CATEGORIES          AS A % OF NET ASSETS
---------------------          --------------------
Aerospace                                    0.56%
Automobile/Trucks                            1.40
Banks -- Foreign                            11.30
Beverages                                    0.62
Building                                     1.94
Chemicals                                    1.75
Computers                                    4.35
Diversified Operations                       3.91
Electronics                                  5.17
Engineering/R&D Services                     0.87
Finance                                      0.05
Food                                         0.75
Household                                    0.68
Insurance                                    8.84
Leisure                                      0.47
Machinery                                    0.80
Media                                        0.20
Medical                                      8.19
Metal                                        2.10
Oil & Gas                                   11.96
Pollution Control                            0.64
Real Estate Operations                       1.53
Retail                                       0.79
Soap & Cleaning Preparations                 1.59
Steel                                        0.78
Telecommunications                           8.32
Transport                                    0.51
Utilities                                    7.11
Wire & Cable Products                        0.23
Short-Term Investments                      25.88
                                          -------
TOTAL INVESTMENTS                          113.29%
                                          =======

See notes to financial statements.



John Hancock Funds -- Institutional Series Trust

NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund," and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. Effective November 15, 2000, the Board of Trustees designated the existing shares of Small Capitalization Growth Fund as Class I shares and authorized the issuance of Class A, Class B and Class C shares of the Fund, which will become available for sale to individual investors at a later time. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year year that began with the commencement of investment operations of the Funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other Funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds.

The following funds had borrowings under the line of credit during the year ended February 28, 2001:

                               AVERAGE DAILY LOAN BALANCE                        INTEREST EXPENSE
                              DURING THE PERIOD FOR WHICH    WEIGHTED AVERAGE      PAID UNDER THE
FUND                               LOANS WERE OUTSTANDING       INTEREST RATE      LINE OF CREDIT
----                          ---------------------------    ----------------      --------------
Dividend Performers Fund                       $2,764,125                6.33%             $3,830

Medium Capitalization
  Growth Fund                                   7,011,000               7.125               1,365

International Equity
  Fund                                          1,256,429                6.05               1,457

The Funds had no outstanding borrowing under the line of credit at February 28, 2001.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2001, Medium Capitalization Growth Fund loaned securities having a market value of $52,725 collateralized by securities in the amount of $53,780 and International Equity Fund loaned securities having a market value of $803,545 collateralized by cash in the amount of $844,471. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for Dividend Performers Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contracts are closed out or offset by matching contracts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amounts of the underlying transactions.

The Funds had the following open forward foreign currency exchange contracts at February 28, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
INTERNATIONAL EQUITY FUND
Buys
Canadian Dollar                         5,006     March 01             ($2)

Pound Sterling                         41,357     March 01             107
                                                               -----------
                                                                      $105
                                                               ===========
Sells
Euro                                   14,121     March 01              $6

Pound Sterling                        103,240     March 01            (269)
                                                               -----------
                                                                     ($263)
                                                               ===========

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Funds enter into a financial futures contract, they are required to deposit with their custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

The Funds had no open financial futures contracts at February 28, 2001.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

The following Funds had capital loss carryforwards available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforwards are used by each Fund, no capital gain distribution will be made. Additionally, net capital losses attributed to security transactions occurring after October 31, 2000 are treated as arising on the first day of the Funds' next taxable year (March 1, 2001).

                                                                      POST-        POST-OCTOBER
                       CAPITAL LOSS        CAPITAL LOSS    OCTOBER 31, 2000            CURRENCY
                       CARRYFORWARD        CARRYFORWARD        LOSS TREATED        LOSS TREATED
                           EXPIRING            EXPIRING          AS ARISING          AS ARISING
FUND                        2/29/08             2/28/09              3/1/01              3/1/01
----                   ------------        ------------    ----------------        -------------
Active Bond                 $49,819             $79,391                  --                  --
Small Capitalization
  Growth                         --             332,423            $924,258                  --
Small Capitalization
  Value                          --                  --              99,819                $303
International Equity             --             636,448             531,279                  --


Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses attributable to security transactions occuring after October 31, 2000 are treated as arising on the first day of the Funds' next taxable year (March 1, 2001).

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which it invests, which are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Active
  Bond Fund             0.50% of average daily net assets up to $1.5 billion
                        0.45% of such assets in excess of $1.5 billion
Dividend
  Performers
  Fund                  0.60% of average daily net assets up to $500 million
                        0.55% of such assets in excess of $500 million
Medium
  Capitalization
  Growth Fund           0.80% of average daily net assets up to $500 million
                        0.75% of such assets in excess of $500 million
Small
  Capitalization
  Growth Fund           0.80% of average daily net assets

Small
  Capitalization
  Value Fund            0.70% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million
International
  Equity Fund           0.90% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million

International Equity Fund and the Adviser had a subadvisory contract with and Indocam International Investments Services ("IIIS"). The Adviser terminated the contract with IIIS on December 14, 2000. Effective December 14, 2000, the Fund and the Adviser entered into a subadvisory contract with Nicholas-Applegate Capital Management LP, who is the Funds' sole subadviser as of February 28, 2001. The Fund is not responsible for payment of these subadvisory fees.

The Adviser has voluntarily agreed to limit each Funds' expenses to the following: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets, at least until June 30, 2001. Accordingly, for the year ended February 28, 2001, the reduction in the Funds' expenses amounted to as follows: $78,188 for the Active Bond Fund, $48,786 for the Dividend Performers Fund, $70,047 for the Medium Capitalization Growth Fund, $89,398 for the Small Capitalization Growth Fund, $66,011 for the Small Capitalization Value Fund and $248,764 for the International Equity Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2001, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock
Signature Services, Inc., an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Fund Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund' deferred compensation liability are recorded on the Funds' books as an other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a quarterly basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. Government, during the year ended February 28, 2001, were as follows:

FUND                                       PURCHASES             SALES
----                                     -----------       -----------
Active Bond Fund                         $18,912,119       $16,825,288

Dividend Performers Fund                   7,062,302        15,472,435

Medium Capitalization Growth Fund         46,891,025        56,434,459

Small Capitalization Growth Fund          20,136,084        18,467,653

Small Capitalization Value Fund           42,102,790        28,902,221

International Equity Fund                 22,663,380        25,238,745

The cost of investments on February 28, 2001, and gross unrealized appreciation and depreciation in value of investments owned by the Funds, for federal income tax purposes, were as follows:

                                                                                 NET UNREALIZED
                                          GROSS UNREALIZED   GROSS UNREALIZED      APPRECIATION
FUND                               COST       APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                               ----       ------------       ------------      ------------
Active Bond
  Fund                       $6,643,270           $189,638            $56,168          $133,470

Dividend
  Performers
  Fund                        5,218,322          1,427,610            414,893         1,012,717

Medium
  Capitalization
  Growth Fund                11,642,925          2,127,107          2,071,666            55,441

Small
  Capitalization
  Growth Fund                 5,850,051            532,878            915,367          (382,489)

Small
  Capitalization
  Value Fund                 32,450,457          4,452,002          6,172,686        (1,720,684)

International
  Equity
  Fund                        6,853,689            246,839            462,142          (215,303)

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended February 28, 2001, reclassifications have been made in each Fund's capital balances to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

                                           UNDISTRIBUTED      ACCUMULATED
                                CAPITAL   NET INVESTMENT      NET REALIZED
FUND                            PAID-IN     INCOME (LOSS)       GAIN (LOSS)
----                            -------    -------------       -----------
Active Bond Fund                  ($51)             $326             ($275)

Dividend Performers
  Fund                            (155)              (10)              165

Medium Capitalization
  Growth Fund                 (111,891)          111,736               155

Small Capitalization
  Growth Fund                  (43,524)           43,491                33

Small Capitalization
  Value Fund                      (713)           68,461           (67,748)

International Equity
  Fund                              (6)           26,492           (26,486)

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds began amortizing premiums on debt securities effective March 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of February 28, 2001.



INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund and John Hancock International Equity Fund (the "Funds")) as of February 28, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 28, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2001


TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 2001.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 2001.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                   LONG-TERM   DIVIDENDS
                                               CAPITAL GAINS    RECEIVED
                                                  DESIGNATED   DEDUCTION
                                            ----------------  ----------
Dividend Performers Fund                          $2,011,405         100%
Medium Capitalization Growth Fund                  1,987,361          --
Small Capitalization Growth Fund                     240,520          --
Small Capitalization Value Fund                    2,145,322        1.50
International Equity Fund                            218,244          --



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB00A   2/01
        4/01

The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Focused Small Cap Growth Fund
(formerly Small Capitalization Growth Fund)

Small Cap Equity Fund
(formerly Small Capitalization Value Fund)

International Equity Fund

AUGUST 31, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                               Page

1) CEO Corner                                                     3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                  4
   John Hancock Dividend Performers Fund                          7
   John Hancock Medium Capitalization Growth Fund                10
   John Hancock Focused Small Cap Growth Fund                    13
   John Hancock Small Cap Equity Fund                            16
   John Hancock International Equity Fund                        19

3) Financial Statements                                          22

4) Notes to Financial Statements                                 61


TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER

International Equity Fund
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to second paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
Active Bond Fund

Slowing economy was a positive influence on fixed-income market

While stocks suffered from the lethargic economy and corporate earnings retrenchment during the past six months, the broad fixed-income market performed in historic fashion. The worse the economic news became and the more aggressive the Federal Reserve Board was in cutting short-term interest rates, the more yields fell and bond prices rose. All domestic fixed-income sectors posted gains, with investment-grade and high-yield corporate debt leading the pack.

"All domestic
 fixed-income
 sectors
 posted
 gains ..."

Corporate bonds enjoyed strong demand from domestic and foreign investors, as the difference in their yields relative to U.S. government securities with comparable maturities remained attractive. However, the generally hospitable environment thinly veiled the corporate sector's minefields. A number of issuers in the areas of telecommunications equipment and wireless services, such as competitive local exchange carriers, experienced quite a bit of distress. In-depth credit research and constant monitoring of holdings enabled us to move out of problem issuers early on or avoid them entirely.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

Performance review

For the six months ended August 31, 2001, John Hancock Active Bond Fund produced a total return of 4.56%. This compares with the 4.20% return of the average corporate debt A-rated fund, according to Lipper, Inc. Historical performance information can be found on page six.

Increased weighting in
corporate bonds

Since midyear, we continued our strategy of bolstering the Fund's stake in corporate bonds when prices dipped, as they did in early June. We focused primarily on investment-grade issues but also targeted high-yield bonds on a selective basis. This strategy proved beneficial to the Fund as investors began to take note of the corporate sector's attractive risk premium and the Fed's ongoing commitment to cut interest rates as much as is needed to stimulate economic growth. When risk premiums are attractive, it means that the higher relative yields and total return potential currently offered by a particular fixed-income sector tend to outweigh the possible risks.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.56% total return for John Hancock Active Bond Fund. The second bar represents the 4.20% total return for Average corporate debt A-rated fund. The third bar represents the 4.60% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

In both the investment-grade and high-yield areas, we chose holdings on a bond-by-bond basis, letting intensive research be our guide. Although a few high-profile telecommunications companies such as Lucent, Motorola, and Nortel Networks experienced financial deterioration (and whose bonds we moved out of earlier in the period), we were not deterred from investment-grade opportunities in the telecommunications sector. In fact, we owned a number of domestic and foreign telecom issues that performed well. These included Verizon, BellSouth, VoiceStream Wireless, Deutsche Telekom and France Telecom. We did, however, exit a number of high-yield telecom names that have since become problem credits, such as Nextel, Level 3, Global Crossing and NEXTLINK.

We also avoided an esoteric fixed-income subsector called collateralized debt obligations, believing they exhibit much greater risk than their potential reward. These types of securities represent an underlying pool of debt from a variety of issuers with varying credit quality and offer high relative yields. Over the period, they proved quite volatile, and many investors suffered losses.

"As the
 period
 progressed,
 we emphasized
 more
 cyclically
 oriented
 issuers..."

Cyclically oriented issues gain exposure

As the period progressed, we emphasized more cyclically oriented issuers or "old economy" names, particularly higher-yielding, lower-quality issues that stand to perform well once the economy gathers steam. We increased the Fund's exposure to automotive, retail, paper, defense and railroad holdings, purchasing or adding to such issues as Ford Motor, Delphi Automotive Systems, Sears Roebuck, Georgia-Pacific, Lockheed Martin and Burlington Northern.

Outlook

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impact, the resilience of the U.S. people and the economy will outlast the shock of these events.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                               SINCE
                                SIX       ONE       FIVE   INCEPTION
                             MONTHS      YEAR      YEARS    (3/30/95)
                            -------   -------    -------     -------
Cumulative Total Returns      4.56%    12.09%     50.49%      63.31%
Average Annual Total Returns     --    12.09%      8.52%       7.94%

YIELD

As of August 31, 2001
                                                          SEC 30-DAY
                                                               YIELD
                                                             -------
John Hancock Active Bond Fund                                  5.33%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance


The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Credit Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $16,516 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $16,333 as of August 31, 2001.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

John Hancock
Dividend Performers Fund

Slowing economy and corporate earnings
disappointments send market down

The stock market's malaise extended into 2001. Under the pressure of disappointing corporate earnings and gloomy economic news, stocks continued their treacherous decline. Several short-lived market rallies sparked investors' hopes that stock prices might have bottomed out. Those hopes, however, were repeatedly dashed as the dismal corporate results and a continued soft economy sent the market spiraling downward again after each rally. The period ended with doubt pervading the market and gun-shy investors taking a cautious wait-and-see attitude. The result was negative market returns, with the Standard & Poor's 500 Index returning -7.97% in the six months ended August 30, 2001.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

Performance scorecard

In the same period, John Hancock Dividend Performers Fund posted a total return of -6.65% at net asset value. By comparison, the average large-cap core fund returned -9.18% for the same period, according to Lipper Inc. Historical performance can be found on page nine.

In this difficult environment, we were reminded of the importance of stock selectivity. For example, thanks to its strong product cycle and accelerating earnings, Baxter International turned in a strong performance, despite the declining health-care sector. In the communications sector, Verizon held up well, while long-distance carriers AT&T and MCI/WorldCom suffered from intense price competition.

"In this
 difficult
 environment,
 we were
 reminded
 of the
 importance
 of stock
 selectivity."

Not all of our investments performed so strongly. With technology stocks coming under pressure during the period, several of our tech holdings -- such as EMC and Compaq -- turned in disappointing returns. Drugstore chain CVS was also a disappointment, dropping on the news of weakening fundamentals.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -6.65% total return for John Hancock Dividend Performers Fund. The second bar represents the -9.18% total return for Average large-cap value fund. The third bar represents the -7.97% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...a change
 that
 incorporates
 a broader
 definition of
 'dividend
 performers'..."

Enhancing investment flexibility

The Board of Trustees recently approved a change that we believe will enhance the Fund's investment flexibility. Prior to July 2, 2001, Dividend Performers Fund invested 65% of its stocks in "dividend performers," defined as companies that have increased their dividends for at least ten consecutive years. The Board has approved a change that incorporates a broader definition of "dividend performers" and increases the minimum percentage of the Fund's stock investments in such companies by 15%. As of July 2, 2001, the Fund will keep at least 80% of its common stock investments in "dividend performers" -- companies that have typically increased their dividend payments over time, or which the managers believe demonstrate the potential for above-average stability of earnings or dividends growth.

The reason for the change is simple. Today, many companies are putting their cash flow back into their business rather than paying dividends. Fewer than 25% of companies in the S&P 500 Index meet the 10-year rising dividend test. This restriction has limited our flexibility to compete effectively. What's more, regulatory changes have increased the portion of the portfolio that has to meet the dividend performer test. Without a change in the definition of "dividend performer," this new mandate would have further limited the Fund's investment potential.

New opportunities

Our focus on stock selectivity has led us to make several additions to the portfolio. We've beefed up our position in basic materials stocks, such as Rohm & Haas and Dow Chemical, believing they will perform strongly when the economy recovers. We've also purchased cosmetic giant Avon. With a new CEO at the helm, Avon is expanding beyond its traditional catalogue business into new retail channels.

A look ahead

As we were going to publication with this report, the tragic terrorist attack on the World Trade Center and Pentagon had just rocked the nation. While it's too early to understand the true impact this event will have on the world financial markets, in the near term we are certain to see market volatility. We will keep a close eye on the situation and adjust our investment strategy accordingly. As always, we will maintain our steadfast focus on high-quality stocks with strong growth potential and reasonable valuations.


A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                               SINCE
                                 SIX       ONE       FIVE  INCEPTION
                              MONTHS      YEAR      YEARS   (3/30/95)
                             -------   -------    -------    -------
Cumulative Total Returns      (6.65%)  (16.99%)    70.71%    118.11%
Average Annual Total Returns      --   (16.99%)    11.29%     12.91%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance


The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,181 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $21,811 as of August 31, 2001.]



BY PAUL J. BERLINGUET AND TIMOTHY N. MANNING
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Medium
Capitalization Growth Fund

Mid-cap growth stocks tumble

Recently, Paul Berlinguet assumed the role of portfolio management team leader for John Hancock Medium Capitalization Growth Fund. Prior to joining John Hancock Funds, Mr. Berlinguet spent more than 11 years as a senior vice president for Baring Asset Management. He has been in the investment business since 1986.

"...the
 economy
 remained
 weak and
 many
 companies
 missed
 earnings..."

The stock market continued to decline in 2001, despite a brief relief rally in the second quarter. Stock prices fell early in the year, led by technology and telecommunications names, which looked overly expensive relative to deteriorating business fundamentals. In April, the market recovered, but as the economy remained weak and many companies missed earnings, the market soon resumed its slide, with the Standard & Poor's 500 Index returning -7.97% for the six months ended August 31, 2001. Over the same period, the Russell Midcap Growth Index returned -13.89% due to its heavier concentrations in technology, telecom and biotechnology names.

Disappointing performance

John Hancock Medium Capitalization Growth Fund maintained its long-term focus on mid-cap companies with strong earnings growth prospects. The Fund had an average stake in technology -- about one-third of assets -- but was dogged by weak stock performance. Our higher-than-average investment in telecom also hurt, leaving the Fund with a -21.64% return at net asset value for the six months ended August 31, 2001. By comparison, the average multi-cap growth fund returned -16.91%, according to Lipper, Inc. Historical performance information can be found on page 12.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Medium Capitalization Growth Fund. Caption below reads "Fund management team leader Paul Berlinguet."]

Declines in technology

Among the biggest drags on performance were McLeodUSA and XO Communications, new telecom entrants that fell sharply as the sector moved out of favor with investors. Several biotech-related stocks also cost the Fund dearly, including Applera Corp.-Applied Biosystems Group, which supplies analytical equipment to biotech companies, and Immunex, a biopharmaceutical company that specializes in autoimmune disorders. In the technology area, Mercury Interactive, a software testing company, and Comverse Technology, a company that develops software for telecom companies, suffered as tech spending slowed. We cut our losses and sold all these names.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -21.64% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -16.91% total return for Average mid-cap growth fund. The third bar represents the -13.89% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Gains in finance and health care

By contrast, finance investments such as USA Education, a student loan company; Concord EFS, a transaction processor; and Affiliated Managers, an asset management company, all posted strong returns thanks to their steady earnings growth. In the health-care area, Teva Pharmaceutical Industries, which has a strong product pipeline, and King Pharmaceuticals, which has a new cardiovascular drug, also did quite well. We took profits in the latter. Retailers like Abercrombie & Fitch and BJ's Wholesale Club (which we sold) also rallied nicely as consumer spending held steady.

Focus on predictability

In the spring, we stepped up the Fund's emphasis on companies that have predictable or visible earnings growth and currently enjoy favorable pricing trends. We reduced our total number of investments, selling more volatile names in the telecom, biotech and software areas. Our disciplined investment approach kept us focused on stocks like Dobson Communications, a wireless company with long-term contracts and little direct competition, as well as health-care companies like Wellpoint Health Networks, Universal Health Services and Express Scripts that have predictable earnings growth.

"...we
 stepped up
 the Fund's
 emphasis on
 companies
 that have
 predictable
 or visible
 earnings
 growth..."

Buying opportunities

We added to our media investments, buying names like USA Networks that should benefit from having a highly diversified portfolio. We also increased our stake in semiconductor and semiconductor capital equipment names, anticipating that corporations will soon be in the midst of a personal computer upgrade cycle and chip makers will be upgrading to the newest manufacturing technology.

A look ahead

Near term, our main concern for the market is whether the terrorist acts that occurred shortly after the period ended could further delay a recovery by derailing consumer and business confidence. We believe, however, that the market outlook will improve over time, as the Federal Reserve's interest-rate cuts and additional government economic stimulus will lead eventually to economic recovery.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                              SINCE
                                 SIX       ONE     FIVE   INCEPTION
                              MONTHS      YEAR    YEARS    (4/11/95)
                             -------   -------  -------     -------
Cumulative Total Returns     (21.64%)  (49.98%)  15.98%      59.77%
Average Annual Total Returns      --   (49.98%)   3.01%       7.61%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $20,620 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $15,977 as of August 31, 2001.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock
Focused Small Cap
Growth Fund

Slowing economy and waning profits sink the stock market

See the prospectus for the the risks of investing in small-cap stocks.

On July 1, 2001, the John Hancock Small Capitalization Growth Fund was renamed John Hancock Focused Small Cap Growth Fund to more accurately reflect its concentrated management style.

Over the last six months, the stock market was hit by a continuing stream of bad economic and corporate earnings news. With the exception of a rally in growth stocks in April on the hopes that seven interest-rate cuts by the Federal Reserve would reboot the economy by fall, stocks have mostly headed south. Investors became increasingly discouraged about the sharp drop in business spending -- particularly on technology -- as well as by signs that the world's major economies may be shrinking at once, and a growing number of layoffs that could eventually undermine consumer confidence. Less expensive value stocks continued to hold up better than growth stocks, and small stocks outperformed large. Overall, the major market indexes ended the period in negative territory, and investor sentiment remained decidedly wary.

"The recent
 decline in
 commodities
 prices
 caused a
 sharp selloff
 in
 energy
 stocks..."

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Focused Small Cap Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

Fund performance

For the six months ended August 31, 2001, John Hancock Focused Small Cap Growth Fund posted a total return of -11.73% at net asset value. That compared with the -5.10% return of the average small-cap growth fund, according to Lipper, Inc., and the -8.03% of the Fund's benchmark index, the Russell 2000 Growth Index. Historical performance information can be found on page 15.

Energy, IT consultants, telecom hurt fund

Our relative underperformance stemmed from our overweightings in energy and information technology (IT) consulting companies. The recent decline in commodities prices caused a sharp sell-off in energy stocks, as earnings estimates for next year got revised downward. As a result, we have pared our energy stake in this less favorable environment, although we continue to believe the longer-term outlook for the energy industry is good, given the tight supply picture. Our stake in IT companies hurt us as demand for IT services slowed dramatically, even for companies with strong franchises and niche markets like Forrester Research and Management Network Group.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top. The first bar represents the -11.73% total return for John Hancock Focused Small Cap Growth Fund. The second bar represents the -5.10% total return for Average small-cap growth fund. The third bar represents the -8.03% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Focused Small Cap Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"More
 recently, we
 have begun
 to bring
 our tech
 weight back
 up to a
 market
 average..."

Our telecommunications services companies also fell hard as the demand for all kinds of products and services ground to a halt. The telecom meltdown hurt Fund holdings SBA Communications, Winstar Communications, CTC Communications Group and Dobson Communications. We cut our losses and sold all but SBA, which provides communications towers to wireless providers.

Defensive names help, tech boosted

Our investments in more defensive companies with relative earnings stability served us well, although their gains were not enough to overcome other losses. In particular, health-care service companies were boosted by their perception as steady growers and by rising drug prices. Accredo Health, a specialty pharmaceutical distributor, was one of our better performers. We also did well with our defensive position in some consumer-oriented companies such as Whole Foods Market, which owns the chain of Bread & Circus gourmet stores.

At the beginning of the period, we had scaled back our technology weighting to below the market average, given the lack of earnings visibility or growth prospects. More recently, we have begun to bring our tech weight back up to a market average, because we believe we need to be positioned to take advantage of a potential rebound in fundamentals next year.

Outlook

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth security analysis. We are also fully confident that despite any short-term impact, the resilience of the U.S. people and the economy will outlast the shock of these events.

See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (5/2/96)
                               -------      -------      -------      -------
Cumulative Total Returns       (11.73%)     (50.87%)      36.65%       50.15%
Average Annual Total Returns        --      (50.87%)       6.44%        7.92%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Focused Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index composed of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Focused Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Small Cap Growth Fund on May 2, 1996 and is equal to $15,015 as of August 31, 2001. The second line represents the Russell 2000 Index and is equal to $14,430 as of August 31, 2001. The third line represents the Russell 2000 Growth Index and is equal to $10,639 as of August 31, 2001.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
R. SCOTT MAYO, CFA, AND JAMES S. YU, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Equity Fund

Small-cap stocks shine in market decline

On September 30, 2001, John Hancock Small Capitalization Value Fund was renamed John Hancock Small Cap Equity Fund to better reflect the Fund's investment strategy.

Small-cap stocks held up well amid the stock market's continued volatility. The market rallied in the spring on the belief that both the Federal Reserve's numerous interest-rate cuts and strong consumer spending would help the economy stabilize and then turn around. But further signs of deterioration, followed by second-quarter earnings disappointments, soon triggered sell-offs in the market. Small-cap stocks, however, fared better than most other sectors, benefiting from access to cheaper capital and a lack of overseas exposure. The Russell 2000 Index returned -0.51% for the six months ended August 31, 2001, compared with the -7.87% return for the broader Standard & Poor's 500 Index.

"We
 maintained
 above-
 average
 stakes in
 technology
 and
 telecom..."

Performance review

John Hancock Small Cap Equity Fund returned 2.31% at net asset value for the six months ended August 31, 2001. Our results were slightly behind the average small-cap core fund, which returned 3.71% over the same period, according to Lipper, Inc. The Fund benefited from its strategy of buying great businesses when their stocks are selling at cheap prices. Strong stock selection and an above-average stake in technology, solid gains in health care and a below-average investment in the weak energy sector also helped performance. The Fund lost some ground from its underweighting in the financial sector, as well as poor performance among selected media and food stocks.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Small Cap Equity Fund. Caption below reads "Fund management team leader Tim
Quinlisk."]

Strong stock selection

Our technology related investments did quite well, especially Alpha Industries, a wireless semiconductor company; MKS Instruments, a semiconductor capital equipment company; and Three-Five Systems, a company that makes liquid crystal displays for wireless phones. All moved up in anticipation of improved business prospects related to the holiday selling season and economic recovery. Several other stocks posted strong gains from turnarounds, including Casella Waste Systems, a waste management company; Covance, a pharmaceutical contract research organization; ProQuest (formerly Bell & Howell), an information services firm; and Pathmark Stores, a supermarket chain emerging from bankruptcy. Other standouts included NOVA, a transactions processing company whose value was realized through an acquisition by U.S. Bancorp, and XM Satellite Radio Holdings, a satellite radio company that began rolling out its new service.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -1% at the bottom and 4% at the top. The first bar represents the 2.31% total return for John Hancock Small Cap Equity Fund. The second bar represents the 3.71% total return for Average small-cap core fund. The third bar represents the -0.51% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Cap Equity Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Near-term weakness

Unfortunately, some of our worst performers were also large investments. Pegasus Communications, a direct television company, suffered near term from changing its business model to focus on cash flow and profitability over subscriber growth. Hain Celestial Group struggled with integration issues surrounding its recent merger. Vicor, a power supply company, and Alpharma, a generic drug company, saw more modest stock price declines related to the difficult market environment. In the leisure area, disappointments included Six Flags, an amusement park chain hurt by rainy weather this past summer, and Penton Media, a trade publication company whose stock we sold. Selected software stocks like Aspen Technology and Parametric Technology also suffered sharp drops as technology spending slowed.

Opportunities ahead

We maintained above-average stakes in technology and telecom, which are not traditional value sectors, because that was where we found companies with great businesses whose stock prices were selling at a discount. We also boosted our media stake, adding stocks like Cumulus Media, a radio company that should benefit as the economy improves and companies increase their spending on advertising. We began rebuilding our investment in energy with companies like Chesapeake Energy whose stock price had fallen as commodity prices weakened.

"Near term
 we expect
 further
 market
 volatility..."

Looking forward

Near term we expect further market volatility, as the terrorist acts that occurred shortly after the end of the period could slow consumer spending and delay a recovery. Further out, we expect small-cap stocks to benefit from lower interest rates, which should provide them with access to cheaper capital and eventually trigger an economic recovery. As always, we plan to stick with our disciplined strategy, taking advantage of market volatility to buy great companies at bargain prices.

See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (4/19/95)
                               -------      -------      -------      -------
Cumulative Total Returns         2.31%      (11.49%)     189.87%      227.21%
Average Annual Total Returns        --      (11.49%)      23.72%       20.46%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock Small Cap Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index composed of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Cap Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Equity Fund on April 19, 1995 and is equal to $32,721 as of August 31, 2001. The second line represents the Russell 2000 Index and is equal to $19,617 as of August 31, 2001.]



BY LORETTA MORRIS AND RANDY KAHN
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

International stocks decline amid slowing global growth

During the six months ended August 31, 2001, international stock markets continued to reflect weakness in economies worldwide. Slowing growth in non-U.S. developed nations, coupled with the ongoing unwillingness of the European Central Bank (ECB) to reduce interest rates and ongoing uncertainty in Japan, sent international stocks lower. For the reporting period, non-U.S. stocks -- as represented by the MSCI All-Country World Free ex-U.S. Index -- shed 11.51% of their value.

The central theme for most of 2001 has been the fall from grace of growth stocks, as cautious investors have instead turned to value-oriented stocks or alternative asset classes. Throughout most of the Eurozone nations, consumer spending declined, exports fell and confidence waned. Despite such a bleak outlook, the ECB remained focused on its mission to fight higher-than-mandated levels of inflation. While central bankers were aggressively cutting rates in other parts of the world -- including seven rate cuts totaling 3.0% in the U.S. -- the ECB held firm, lowering rates only twice during the period.

Meanwhile, lingering structural problems with the Japanese economy weighed heavily on investor sentiment. Investors were initially optimistic following the election of popular Prime Minister Junichiro Koizumi. However, as the magnitude of Japan's problems -- growing unemployment, an aging populace that will require rising social spending, the overhang of bad debts and a weakening manufacturing sector -- became clear, its benchmark Nikkei 225 Index sank sharply in June, July and August to touch lows not seen since the early 1980s. Investors were further dismayed as Koizumi began to backpedal on some of his key campaign promises as the economic and political costs of their implementation began to emerge.

"The central
 theme for
 most of 2001
 has been the
 fall from
 grace of
 growth
 stocks..."

Fund performance

Amid such challenging market conditions, John Hancock International Equity Fund lost ground, returning -15.19% at net asset value. By comparison, the average international fund returned -12.69%, according to Lipper, Inc.
See page 21 for historical performance information.

The Fund's underperformance for the period stemmed in large part from poor stock selection in Japan and the United Kingdom. Despite a fundamentally sound economic picture and stimulus from the Bank of England's surprise rate cut in early August, U.K. stocks declined during the period. As for Japan, the Fund had significantly decreased its exposure to that country in light of its economic woes, but the Fund's holdings declined more than the stocks in the benchmark as the growth segment continued to come under tremendous pressure. During the reporting period, only holdings in Singapore, Ireland and South Africa registered positive gains.

"...underperformance
 ...stemmed
 in large
 part from
 poor stock
 selection in
 Japan and
 the United
 Kingdom."

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -15.19% total return for John Hancock International Equity Fund. The second bar represents the -12.69% total return for Average international fund. The third bar represents the -11.51% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

From a sector standpoint, commercial/industrial services, energy and financial services stocks were especially hard hit. For the six months ended August 31, 2001, every sector in the benchmark save energy was down -- in most cases by a significant margin. Holdings in the consumer durables group were the lone bright spot for the period, while stock selection in the health-care sector and an underweight position in the technology area helped limit the Fund's overall decline.

Looking ahead

Days after the period ended, the world was stunned by the devastating terrorist attack on the United States. Beyond any short-term volatility that may be understandably triggered by such a catastrophe, we believe that broader economic factors and events will influence stock markets worldwide over the long term. We remain confident that the actions of global central bankers will be positive for the financial markets.

In these difficult times, as always, we at Nicholas-Applegate continue to adhere to our proven investment philosophy and process. We continue to seek out and invest in companies with solid fundamentals that we believe are poised to capitalize on positive, sustainable change in the short-to-intermediate term. We believe this approach will reward investors with significant capital appreciation over time.

International investing involves special risks such as political, economic and currency risks, and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (3/30/95)
                               -------      -------      -------      -------
Cumulative Total Returns       (15.19%)     (35.50%)     (12.37%)      (4.61%)
Average Annual Total Returns        --      (35.50%)      (2.61%)      (0.73%)


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $12,554 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $9,539 as of August 31, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

Statement of Assets and Liabilities
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value (cost -
$8,479,023, $4,930,595 and
$6,288,327, respectively)                           $8,712,699            $5,399,683            $6,245,007
Cash                                                       578                   332                    --
Receivable for investments sold                         66,782                    --               190,350
Dividends and interest receivable                      106,548                 7,856                 1,179
Receivable from affiliates                               3,074                 2,538                 4,054
Other assets                                               580                 1,717                 3,515
                                                   -----------           -----------           -----------
Total assets                                         8,890,261             5,412,126             6,444,105
----------------------------------------------------------------------------------------------------------

Liabilities:
Due to custodian                                            --                    --               380,717
Payable for investments purchased                      143,519                    --                44,367
Accounts payable and accrued
expenses                                                22,683                15,133                23,935
                                                   -----------           -----------           -----------
Total liabilities                                      166,202                15,133               449,019
----------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                      8,597,498             3,713,238             7,231,316
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                                  (82,771)            1,207,529            (1,163,835)
Net unrealized appreciation
(depreciation) of investments and
translation of assets and
liabilities in foreign currencies                      233,507               469,088               (43,320)
Undistributed net investment income
(accumulated net investment loss)                      (24,175)                7,138               (29,075)
                                                   -----------           -----------           -----------
Net assets                                          $8,724,059            $5,396,993            $5,995,086
==========================================================================================================
Net Asset Value Per Share:
(Based on 999,237, 521,466 and
745,937 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                            $8.73                $10.35                 $8.04
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Assets and Liabilities (continued)
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                       FOCUSED             SMALL CAP         INTERNATIONAL
                                                     SMALL CAP                EQUITY                EQUITY
                                                   GROWTH FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value (cost -
$4,778,687, $35,596,383 and
$5,116,029, respectively)                           $4,852,652           $32,491,151            $4,903,090
Cash                                                       144                    --                   492
Foreign currency, at value (cost -
none, none and $73,505,
respectively)                                               --                    --                73,500
Receivable for investments sold                             --             1,005,064                    --
Receivable for shares sold                                  --                11,171               157,239
Dividends and interest receivable                          129                 3,071                11,806
Receivable from affiliates                               2,395                    --                 7,047
Other assets                                               550                 1,618                 1,187
                                                   -----------           -----------           -----------
Total assets                                         4,855,870            33,512,075             5,154,361
----------------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian                                            --               351,280                    --
Payable for investments purchased                       11,576                12,443               125,955
Payable for shares repurchased                           2,750                16,880                    --
Payable for securities on loan                              --                    --               585,960
Payable for forward foreign
currency exchange contracts                                 --                    --                 9,418
Payable to affiliates                                       --                15,526                    --
Accounts payable and accrued
expenses                                                17,426                28,638                34,739
                                                   -----------           -----------           -----------
Total liabilities                                       31,752               424,767               756,072
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      7,102,710            33,435,585             6,713,718
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                               (2,338,368)            2,816,393            (2,085,800)
Net unrealized appreciation
(depreciation) of investments and
translation of assets and
liabilities in foreign currencies                       73,965            (3,105,232)             (222,801)
Accumulated net investment loss,
distributions in excess of net
investment income                                      (14,189)              (59,438)               (6,828)
                                                   -----------           -----------           -----------
Net assets                                          $4,824,118           $33,087,308            $4,398,289
==========================================================================================================
Net Asset Value Per Share:
(Based on 520,896, 2,666,082 and
630,122 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                            $9.26                $12.41                 $6.98
==========================================================================================================

See notes to financial statements.




Statement of Operations
Six months ended August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign
withholding tax of none, $113 and
$45, respectively)                                          --               $39,144                $7,000
Interest                                              $263,115                 4,535                 5,874
Securities lending                                          --                    --                 1,531
                                                   -----------           -----------           -----------
Total investment income                                263,115                43,679                14,405
----------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                               20,149                17,512                36,825
Custodian fee                                           19,925                 4,615                13,042
Registration and filing fee                             10,500                13,742                10,646
Auditing fee                                             9,187                 7,814                 8,280
Printing                                                 3,323                 2,814                 3,185
Transfer agent fee                                       2,015                 1,459                 2,301
Accounting and legal services fee                          811                   586                   921
Miscellaneous                                              336                   601                   463
Trustees' fee                                              166                    55                   576
Legal fee                                                   47                    57                    62
                                                   -----------           -----------           -----------
Total expenses                                          66,459                49,255                76,301
Less expense reductions                                (42,280)              (28,825)              (34,873)
----------------------------------------------------------------------------------------------------------
Net expenses                                            24,179                20,430                41,428
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                           238,936                23,249               (27,023)
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                             83,309               147,006            (1,763,818)
Foreign currency transactions                               (2)                   --                    (3)
Change in net unrealized
appreciation (depreciation) on:
Investments                                             46,818              (554,242)             (299,829)
Translation of assets and
liabilities in foreign currencies                         (169)                   --                    --
                                                   -----------           -----------           -----------
Net realized and unrealized gain
(loss)                                                 129,956              (407,236)           (2,063,650)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                      $368,892             ($383,987)          ($2,090,673)
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Operations (continued)
Six months ended August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                       FOCUSED             SMALL CAP         INTERNATIONAL
                                                     SMALL CAP                EQUITY                EQUITY
                                                   GROWTH FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign
withholding tax of none, none and
$6,985, respectively)                                     $626               $14,860               $48,480
Interest                                                 2,851                 3,618                 8,748
Securities lending                                       5,853                54,089                 5,444
                                                   -----------           -----------           -----------
Total investment income                                  9,330                72,567                62,672
----------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                               20,646               114,571                25,289
Registration and filing fee                             13,443                12,615                10,565
Custodian fee                                            8,487                13,826                59,122
Auditing fee                                             7,574                 8,835                 9,036
Printing                                                 3,322                 4,140                 5,653
Transfer agent fee                                       1,290                 8,184                 1,405
Organization expense                                       714                    --                    --
Accounting and legal services fee                          519                 3,300                   564
Miscellaneous                                              243                   398                   463
Trustees' fee                                              209                   725                   158
Legal fee                                                   36                   203                   255
Interest expense                                            --                 3,162                    --
                                                   -----------           -----------           -----------
Total expenses                                          56,483               169,959               112,510
Less expense reductions                                (33,256)              (39,020)              (84,411)
----------------------------------------------------------------------------------------------------------
Net expenses                                            23,227               130,939                28,099
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                           (13,897)              (58,372)               34,573
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                         (1,073,792)            1,941,406              (719,804)
Foreign currency transactions                               --                    --              (151,741)
Change in net unrealized
appreciation (depreciation) on:
Investments                                            448,558            (1,384,548)              (41,985)
Translation of assets and
liabilities in foreign currencies                           --                    --                (9,210)
                                                   -----------           -----------           -----------
Net realized and unrealized gain
(loss)                                                (625,234)              556,858              (922,740)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                     ($639,131)             $498,486             ($888,167)
==========================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                       FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $368,916              $238,936               $95,088               $23,249
Net realized gain                                  18,772                83,307             2,380,858               147,006
Change in net unrealized
appreciation (depreciation)                       304,795                46,649            (1,356,247)             (554,242)
                                              -----------           -----------           -----------           -----------
Net increase (decrease) in net
assets resulting from operations                  692,483               368,892             1,119,699              (383,987)
                                              -----------           -----------           -----------           -----------
Distributions to Shareholders:
From net investment income                       (370,991)             (243,630)             (100,614)              (27,059)
From net realized gain                                 --                    --            (2,068,903)                   --
                                              -----------           -----------           -----------           -----------
Total distributions to shareholders              (370,991)             (243,630)           (2,169,517)              (27,059)
                                              -----------           -----------           -----------           -----------
From Portfolio Share Transactions: *
Shares sold                                     4,430,138             2,630,388             4,639,407               710,852
Shares issued to shareholders in
reinvestment of distributions                     366,504               226,404             2,169,758                27,227
Less shares repurchased                        (2,535,098)           (1,063,208)          (14,419,671)           (1,132,347)
                                              -----------           -----------           -----------           -----------
Net increase (decrease)                         2,261,544             1,793,584            (7,610,506)             (394,268)
                                              -----------           -----------           -----------           -----------

Net Assets:
Beginning of period                             4,222,177             6,805,213            14,862,631             6,202,307
                                              -----------           -----------           -----------           -----------
End of period (including
undistributed (distributions in
excess of) net investment  income
of ($2,962), ($24,175), $10,948
and $7,138, respectively)                      $6,805,213            $8,724,059            $6,202,307            $5,396,993
                                              ===========           ===========           ===========           ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                       535,238               306,342               320,516                64,522
Shares issued to shareholders in
reinvestment of distributions                      44,172                26,376               183,485                 2,521
Less shares repurchased                          (307,954)             (123,625)           (1,047,503)             (102,181)
                                              -----------           -----------           -----------           -----------
Net increase (decrease)                           271,456               209,093              (543,502)              (35,138)
                                              ===========           ===========           ===========           ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)

---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                          FOCUSED SMALL CAP
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                             ($112,124)            ($27,023)              ($43,724)            ($13,897)
Net realized gain (loss)                        2,260,504           (1,763,821)            (1,172,422)          (1,073,792)
Change in net unrealized
appreciation (depreciation)                   (12,919,604)            (299,829)            (3,958,158)             448,558
                                              -----------          -----------            -----------          -----------
Net increase (decrease) in net
assets resulting from operations              (10,771,224)          (2,090,673)            (5,174,304)            (639,131)
                                              -----------          -----------            -----------          -----------
Distributions to Shareholders:
From net investment income                             --                   --                     --                   --
From net realized gain                         (4,552,005)                  --               (853,819)                  --
                                              -----------          -----------            -----------          -----------
Total distributions to shareholders            (4,552,005)                  --               (853,819)                  --
                                              -----------          -----------            -----------          -----------
From Portfolio Share Transactions: *
Shares sold                                    23,310,057            1,791,537              8,114,648            1,049,251
Shares issued to shareholders in
reinvestment of distributions                   4,512,270                   --                856,091                   --
Less shares repurchased                       (37,893,065)          (5,204,631)            (6,392,389)          (1,044,408)
                                              -----------          -----------            -----------          -----------
Net Increase (Decrease)                       (10,070,738)          (3,413,094)             2,578,350                4,843
                                              -----------          -----------            -----------          -----------

Net Assets:
Beginning of period                            36,892,820           11,498,853              8,908,179            5,458,406
                                              -----------          -----------            -----------          -----------
End of period (including
accumulated net investment loss,
distributions  in excess of net
investment income, of ($2,052),
($29,075), ($292) and  ($14,189),
respectively)                                 $11,498,853           $5,995,086             $5,458,406           $4,824,118
                                              ===========          ===========            ===========          ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                     1,245,050              189,860                432,156              104,854
Shares issued to shareholders in
reinvestment of distributions                     366,810                   --                 70,365                   --
Less shares repurchased                        (2,239,222)            (564,896)              (346,807)            (104,346)
                                              -----------          -----------            -----------          -----------
Net increase (decrease)                          (627,362)            (375,036)               155,714                  508
                                              ===========          ===========            ===========          ===========
See notes to financial statements.





Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                        SMALL CAP                                 INTERNATIONAL
                                                       EQUITY FUND                                 EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                    ($69,025)             ($58,372)               $43,466              $34,573
Net realized gain (loss)                       6,078,320             1,941,406             (1,169,908)            (871,545)
Change in net unrealized
appreciation (depreciation)                   (8,772,416)           (1,384,548)            (3,005,103)             (51,195)
                                             -----------           -----------            -----------          -----------
Net increase (decrease) in net
assets resulting from operations              (2,763,121)              498,486             (4,131,545)            (888,167)
                                             -----------           -----------            -----------          -----------
Distributions to Shareholders:
From net investment income                       (49,153)                   --                (32,472)                  --
From net realized gain                        (6,670,587)                   --               (387,846)                  --
                                             -----------           -----------            -----------          -----------
Total distributions to shareholders           (6,719,740)                   --               (420,318)                  --
                                             -----------           -----------            -----------          -----------
From Portfolio Share Transactions: *
Shares sold                                   17,123,240             6,869,840              5,627,681            9,037,017
Shares issued to shareholders in
reinvestment of distributions                  6,721,015                    --                420,270                   --
Less shares repurchased                       (8,436,558)           (4,464,440)            (8,484,719)          (9,609,953)
                                             -----------           -----------            -----------          -----------
Net increase (decrease)                       15,407,697             2,405,400             (2,436,768)            (572,936)
                                             -----------           -----------            -----------          -----------

Net Assets:
Beginning of period                           24,258,586            30,183,422             12,848,023            5,859,392
                                             -----------           -----------            -----------          -----------
End of period (including
accumulated net investment loss,
distributions  in excess of net
investment income, of ($1,066),
($59,438), ($41,401) and
($6,828), respectively)                      $30,183,422           $33,087,308             $5,859,392           $4,398,289
                                             ===========           ===========            ===========          ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                    1,077,952               532,620                469,845            1,181,823
Shares issued to shareholders in
reinvestment of distributions                    611,557                    --                 45,781                   --
Less shares repurchased                         (541,612)             (355,648)              (766,906)          (1,263,904)
                                             -----------           -----------            -----------          -----------
Net increase (decrease)                        1,147,897               176,972               (251,280)             (82,081)
                                             ===========           ===========            ===========          ===========

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                            YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                   ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                       1997            1998            1999            2000            2001      (UNAUDITED)
                                   --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $8.64           $8.54           $8.83           $8.59           $8.14           $8.61
                                   --------        --------        --------        --------        --------        --------
Net Investment Income (1)              0.60            0.59            0.56            0.58            0.56            0.25
Net Realized and Unrealized
Gain (Loss) on Investments            (0.09)           0.34           (0.02)          (0.43)           0.47            0.13
                                   --------        --------        --------        --------        --------        --------
Total from Investment
Operations                             0.51            0.93            0.54            0.15            1.03            0.38
                                   --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income            (0.60)          (0.59)          (0.56)          (0.58)          (0.56)          (0.26)
In Excess of Net Investment
Income                                   --              --(2)           --(2)           --(2)           --              --
From Net Realized Gain                (0.01)          (0.05)          (0.22)          (0.02)             --              --
                                   --------        --------        --------        --------        --------        --------
Total Distributions                   (0.61)          (0.64)          (0.78)          (0.60)          (0.56)          (0.26)
                                   --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $8.54           $8.83           $8.59           $8.14           $8.61           $8.73
                                   ========        ========        ========        ========        ========        ========
Total Investment Return (3,4)         6.17%          11.25%           6.24%           1.83%          13.11%           4.56%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $2,191          $5,158          $5,686          $4,222          $6,805          $8,724
Ratio of Expenses to Average
Net Assets                            0.60%           0.60%           0.60%           0.60%           0.60%           0.60%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7,8)              4.05%           2.64%           2.33%           2.93%           2.03%           1.65%(6)
Ratio of Net Investment
Income to Average Net Assets          7.10%           6.78%           6.36%           6.88%           6.74%           5.93%(6,9)
Portfolio Turnover Rate                136%            230%            356%            301%            327%            133%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Total investment return assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.
(9) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.13%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $10.15          $11.91          $14.92          $14.46          $13.51          $11.14
                                    --------        --------        --------        --------        --------        --------
Net Investment Income (1)               0.21            0.18            0.15            0.11            0.10            0.04
Net Realized and Unrealized
Gain (Loss) on Investments              1.92            3.92            1.04            0.60            0.45           (0.78)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              2.13            4.10            1.19            0.71            0.55           (0.74)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.18)          (0.17)          (0.15)          (0.11)          (0.11)          (0.05)
From Net Realized Gain                 (0.19)          (0.92)          (1.50)          (1.55)          (2.81)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.37)          (1.09)          (1.65)          (1.66)          (2.92)          (0.05)
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $11.91          $14.92          $14.46          $13.51          $11.14          $10.35
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)         21.26%          35.55%           7.97%           4.17%           2.94%          (6.65%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $8,668         $20,884         $17,743         $14,863          $6,202          $5,397
Ratio of Expenses to Average
Net Assets                             0.70%           0.70%           0.70%           0.70%           0.70%           0.70%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               1.89%           1.02%           0.95%           1.05%           1.08%           1.69%(5)
Ratio of Net Investment
Income to Average Net Assets           1.94%           1.31%           0.95%           0.71%           0.73%           0.80%(5)
Portfolio Turnover Rate                  37%             77%             64%             46%             58%             19%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $10.69          $12.67          $13.51          $10.99          $21.10          $10.26
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                               0.01              --(2)        (0.02)          (0.05)          (0.07)          (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments              2.02            2.06           (0.68)          10.71           (7.44)          (2.19)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              2.03            2.06           (0.70)          10.66           (7.51)          (2.22)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                --              --(2)           --              --              --              --
From Net Realized Gain                 (0.05)          (1.22)          (1.72)          (0.55)          (3.33)             --
In Excess of Net Realized
Gain                                      --              --           (0.10)             --              --              --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.05)          (1.22)          (1.82)          (0.55)          (3.33)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $12.67          $13.51          $10.99          $21.10          $10.26           $8.04
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (3,4)         19.00%          17.39%          (5.34%)         98.13%         (38.23%)        (21.64%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $29,085         $40,302         $16,687         $36,893         $11,499          $5,995
Ratio of Expenses to Average
Net Assets                             0.90%           0.90%           0.90%           0.90%           0.90%           0.90%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7,8)               1.42%           1.10%           1.11%           1.28%           1.15%           1.66%(6)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 0.06%           0.03%          (0.13%)         (0.37%)         (0.40%)         (0.59%)(6)
Portfolio Turnover Rate                 281%            341%            116%            153%            181%            118%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Total investment return assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                  PERIOD ENDED       YEAR ENDED FEBRUARY 28,      YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                   FEBRUARY 28,     ------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                     1997(1)            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $8.50           $9.24          $11.74          $11.65          $24.43          $10.49
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(2)                               0.03           (0.03)          (0.07)          (0.09)          (0.10)          (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments              0.73            2.53            0.61           15.13          (11.92)          (1.20)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              0.76            2.50            0.54           15.04          (12.02)          (1.23)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.02)             --(3)           --              --              --              --
From Net Realized Gain                    --              --           (0.63)          (2.26)          (1.92)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.02)             --(3)        (0.63)          (2.26)          (1.92)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.24          $11.74          $11.65          $24.43          $10.49           $9.26
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (4,5)          8.89%(6)       27.07%           4.67%         136.18%         (50.27%)        (11.73%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $999          $3,102          $2,453          $8,908          $5,458          $4,824
Ratio of Expenses to Average
Net Assets                             0.90%(7)        0.90%           0.90%           0.90%           0.90%           0.90%(7)
Ratio of Adjusted Expenses to
Average Net Assets (8,9)              16.24%(7)        4.05%           4.12%           3.19%           2.04%           2.19%(7)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 0.35%(7)       (0.25%)         (0.60%)         (0.57%)         (0.56%)         (0.54%)(7)
Portfolio Turnover Rate                  92%            117%            125%            238%            242%             73%

(1) The Fund commenced operations on May 2, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $9.09           $9.38          $11.74           $9.16          $18.09          $12.13
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                               0.14            0.07            0.05            0.05           (0.04)          (0.02)
Net Realized and Unrealized
Gain (Loss) on Investments              1.08            3.65           (1.23)          10.96           (2.18)           0.30
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              1.22            3.72           (1.18)          11.01           (2.22)           0.28
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.12)          (0.10)          (0.04)          (0.06)          (0.03)             --
From Net Realized Gain                 (0.81)          (1.26)          (1.20)          (2.02)          (3.71)             --
In Excess of Net Realized
Gain                                      --              --           (0.16)             --              --              --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.93)          (1.36)          (1.40)          (2.08)          (3.74)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.38          $11.74           $9.16          $18.09          $12.13          $12.41
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)         13.78%          41.81%          (9.46%)        124.33%         (10.14%)        2.31%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $6,011          $9,549          $7,418         $24,259         $30,183         $33,087
Ratio of Expenses to Average
Net Assets                             0.80%           0.80%           0.80%           0.80%           0.80%           0.80%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               1.83%           1.42%           1.46%           1.48%           1.04%           1.04%(5)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 1.46%           0.62%           0.45%           0.37%          (0.25%)         (0.36%)(5)
Portfolio Turnover Rate                  96%            216%            126%            104%            109%             34%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $9.24           $9.35           $9.63          $10.18          $13.33           $8.23
                                    --------        --------        --------        --------        --------        --------
Net Investment Income (1)               0.12            0.06            0.07            0.07            0.04            0.05
Net Realized and Unrealized
Gain (Loss) on Investments              0.14            0.23            0.59            3.83           (4.63)          (1.30)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              0.26            0.29            0.66            3.90           (4.59)          (1.25)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.10)          (0.01)          (0.07)          (0.07)          (0.04)             --
In Excess of Net Investment
Income                                    --              --           (0.04)          (0.04)             --              --
From Net Realized Gain                 (0.05)             --              --           (0.64)          (0.47)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.15)          (0.01)          (0.11)          (0.75)          (0.51)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.35           $9.63          $10.18          $13.33           $8.23           $6.98
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)          2.79%           3.07%           6.88%          38.84%         (34.85%)        (15.19%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $4,204          $7,983          $7,805         $12,848          $5,859          $4,398
Ratio of Expenses to Average
Net Assets                             1.00%           1.00%           1.00%           1.00%           1.00%           1.00%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               3.32%           2.02%           2.73%           2.86%           3.46%           4.00%(5)
Ratio of Net Investment
Income to Average Net Assets           1.26%           0.60%           0.69%           0.59%           0.43%           1.23%(5)
Portfolio Turnover Rate                  68%            125%             83%            139%            238%             96%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on August 31, 2001. It's divided into three main categories: bonds, preferred stocks and warrants and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           PAR VALUE
                                                               INTEREST      CREDIT          (000s
ISSUER, DESCRIPTION                                              RATE        RATING*        OMITTED)      VALUE
-------------------                                            --------      ------         -------  --------------
BONDS
Aerospace (0.69%)
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500%         BBB-             $25         $29,219
Systems 2001 Asset Trust LLC,
Pass Thru Ctf Ser 2001 Class B
12-15-11 (R)                                                    7.156          A                 30          31,318
                                                                                                     --------------
                                                                                                             60,537
                                                                                                     --------------
Agricultural Operations (0.41%)
Cargill, Inc.,
Note 05-01-06 (R)                                               6.250          A+                35          35,860
                                                                                                     --------------
Automobile/Trucks (2.22%)
DaimlerChrysler NA Holding Corp.
Note 01-18-31                                                   8.500          A-                20          22,282
Delphi Automotive Systems Corp.,
Note 06-15-06                                                   6.550          BBB               70          71,463
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+               6           6,063
Note 06-15-08 (R)                                               7.350          BBB+              35          36,050
Note 12-15-09 (R)                                               7.950          BBB+              45          48,139
Ford Motor Co.,
Note 07-16-31                                                   7.450          A                 10           9,905
                                                                                                     --------------
                                                                                                            193,902
                                                                                                     --------------
Banks - Foreign (2.63%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04, (Y)                         8.200          AA-               80          88,174
Barclays Bank Plc,
Perpetual Bond (7.375% to 12-29-11
then variable) (United Kingdom)
06-29-49 (R), (Y)                                               7.375          A+                20          20,800
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49, (Y)                             8.817          A-                10          10,917
Bond (United Kingdom) 08-31-49, (Y)                             7.648          A-                20          20,185
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
11-01-06 (R), (Y)                                               8.850          A                 35          39,798
Skandinaviska Enskilda Banken AB,
Perpetual Bond (6.50% to 6-30-03
then variable) (Sweden) 12-29-49
(R), (Y)                                                        6.500          BBB               20          20,298
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10
then variable) 10-01-49                                         8.622          AA-               25          29,150
                                                                                                     --------------
                                                                                                            229,322
                                                                                                     --------------
Banks - United States (3.00%)
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                25          26,319
Bank One Corp.,
Sub Note 08-01-10                                               7.875          A-                15          16,614
BNP Paribas Capital Trust,
Perpetual Bond (9.003% to 10-27-10
then variable) 12-27-49 (R)                                     9.003          A                 20          22,717
Capital One Bank,
Sr Note 02-01-06                                                6.875          BBB-              15          15,083
Colonial Bank,
Sub Note 06-01-11                                               9.375          BBB-              30          31,949
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 50          56,248
Wells Fargo Bank NA,
Sub Note 02-01-11                                               6.450          A+                40          40,890
Zions Financial Corp.,
Note (6.95% to 5-15-06 then
variable) 05-15-11 (R)                                          6.950          BBB-              50          51,562
                                                                                                     --------------
                                                                                                            261,382
                                                                                                     --------------
Beverages (0.17%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+                15          15,112
                                                                                                     --------------
Broker Services (1.53%)
Citigroup, Inc.,
Note 01-18-11                                                   6.500          AA-               35          36,161
Goldman Sachs Group, Inc.,
Bond 01-15-11                                                   6.875          A+                45          46,440
Morgan Stanley Dean Witter & Co.,
Bond 04-15-06                                                   6.100          AA-               35          35,802
Salomon Smith Barney Holdings, Inc.,
Note 03-15-06                                                   5.875          A                 15          15,254
                                                                                                     --------------
                                                                                                            133,657
                                                                                                     --------------
Building (0.46%)
Horton (D.R.), Inc.,
Sr Note 08-15-11                                                7.875          BB                10           9,700
Vulcan Materials Co.,
Note 02-01-06                                                   6.400          A+                30          30,863
                                                                                                     --------------
                                                                                                             40,563
                                                                                                     --------------
Business Services - Misc. (0.40%)
Cendant Corp.,
Note 08-15-06 (R)                                               6.875          BBB               35          35,119
                                                                                                     --------------
Chemicals (0.65%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A-                15          15,422
Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                                   8.500          BBB-              15          14,578
Potash Corp. of Saskatchewan, Inc.
Note (Canada) 05-31-11, (Y)                                     7.750          BBB+              25          26,799
                                                                                                     --------------
                                                                                                             56,799
                                                                                                     --------------
Computers (0.30%)
AOL Time Warner, Inc.,
Bond 04-15-31                                                   7.625          BBB+              25          26,174
                                                                                                     --------------
Containers (0.18%)
Stone Container Corp.,
Sr Note 02-01-11                                                9.750          B                 15          15,675
                                                                                                     --------------
Cosmetics & Personal Care (0.59%)
International Flavors & Fragrances, Inc.,
Note 05-15-06 (R)                                               6.450          BBB+              50          51,047
                                                                                                     --------------
Energy (0.52%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-              15          16,562
Enron Corp.,
Note 08-15-05 (R)                                               8.000          BBB+              15          15,676
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B+                12          12,780
                                                                                                     --------------
                                                                                                             45,018
                                                                                                     --------------
Finance (4.06%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-                20          20,144
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02, (Y)                             9.875          A                 35          36,223
Ford Motor Credit Co.,
Note 01-15-03                                                   7.250          A                 25          25,926
Note 02-01-06                                                   6.875          A                 30          30,969
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          A                 35          37,242
Note 03-02-11                                                   7.250          A                 25          26,129
Heller Financial, Inc.,
Note 03-15-06                                                   6.375          A-                15          15,765
Household Finance Corp.,
Note 05-09-05                                                   8.000          A                 25          27,209
Note 07-15-10                                                   8.000          A                 15          16,815
HSBC Holding Plc,
Sub Note (United Kingdom) 07-15-09, (Y)                         7.500          A                 15          16,247
ING Capital Funding Trust III,
Perpetual Bond (8.439% to 12-31-10
then variable) 12-31-49                                         8.439          A                 10          11,015
Standard Chartered Bank,
Sub Note (United Kingdom) 05-30-31
(R), (Y)                                                        8.000          A-                25          26,321
Standard Credit Card Master Trust,
Ser 1995-1 Class A 01-07-07                                     8.250          AAA               40          43,950
U.S. Bank NA,
Note 08-01-11                                                   6.375          A                 20          20,405
                                                                                                     --------------
                                                                                                            354,360
                                                                                                     --------------
Food (0.78%)
Conagra, Inc.,
Sub Note 09-15-04                                               7.400          BBB               20          21,124
Earthgrains Co. (The),
Note 08-01-03                                                   8.375          A+                45          46,971
                                                                                                     --------------
                                                                                                             68,095
                                                                                                     --------------
Government - Foreign (2.02%)
Colombia, Republic of,
Bond (Colombia) 04-09-11, (Y)                                   9.750          BBB               25          26,437
Nova Scotia, Province of,
Deb (Canada) 11-15-19, (Y)                                      8.250          A-                25          29,856
Quebec, Government of,
Deb (Canada) 01-22-11, (Y)                                      6.125          A+                85          86,184
Quebec, Province of,
Deb (Canada) 09-15-29, (Y)                                      7.500          A+                30          33,598
                                                                                                     --------------
                                                                                                            176,075
                                                                                                     --------------
Government - U.S. (15.47%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              127         174,227
Bond 02-15-23                                                   7.125          AAA              199         239,733
Bond 05-15-30                                                   6.250          AAA              155         173,163
Inflation Indexed Note 01-15-07                                 3.375          AAA              107         108,059
Note 08-15-03                                                   5.750          AAA               92          95,594
Note 02-15-05                                                   7.500          AAA              164         181,399
Note 07-15-06                                                   7.000          AAA              164         181,963
Note 05-15-08                                                   5.625          AAA               30          31,542
Note 08-15-10                                                   5.750          AAA              155         164,275
                                                                                                     --------------
                                                                                                          1,349,955
                                                                                                     --------------
Government - U.S. Agencies (15.12%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-14                                    5.500          AAA              130         129,075
15 Yr Pass Thru Ctf 07-01-15                                    7.000          AAA               16          16,986
15 Yr Pass Thru Ctf 02-01-16                                    7.000          AAA               23          23,816
15 Yr Pass Thru Ctf 05-01-16                                    6.000          AAA               20          19,733
15 Yr Pass Thru Ctf 06-01-16                                    6.000          AAA              167         167,845
30 Yr Pass Thru Ctf 06-01-30                                    7.500          AAA              213         219,821
30 Yr Pass Thru Ctf 12-01-30                                    7.000          AAA               19          19,905
30 Yr Pass Thru Ctf 02-01-31                                    7.500          AAA               51          52,602
Note 01-15-30                                                   7.125          AAA               95         107,009
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-28 to
05-15-29                                                        6.500          AAA              109         110,780
30 Yr Pass Thru Ctf 04-15-29 to
12-25-31                                                        7.000          AAA              405         415,314
30 Yr Pass Thru Ctf 11-15-24 to
07-15-30                                                        8.000          AAA               35          36,317
                                                                                                     --------------
                                                                                                          1,319,203
                                                                                                     --------------
Insurance (1.83%)
AXA SA,
Sub Note (France) 12-15-30, (Y)                                 8.600          A-                20          23,312
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+                25          26,227
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                15          15,818
MONY Group, Inc. (The),
Sr Note 12-15-05                                                7.450          A-                25          26,205
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                           6.625          AA-               55          56,788
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          AA+               10          11,046
                                                                                                     --------------
                                                                                                            159,396
                                                                                                     --------------
Leisure (0.94%)
Harrah's Operating Co., Inc.,
Note 06-01-07 (R)                                               7.125          BBB-              25          25,344
Sr Sub Note 12-15-05                                            7.875          BB+               10          10,288
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB                10          10,000
MGM Mirage, Inc.,
Sr Note 09-15-10                                                8.500          BBB-              10          10,756
Sabre Holdings Corp.,
Note 08-01-11                                                   7.350          BBB+              15          15,220
Station Casinos, Inc.,
Sr Note 02-15-08                                                8.375          BB-                5           5,050
Waterford Gaming LLC,,
Sr Note 03-15-10 (R)                                            9.500          B+                 5           5,012
                                                                                                     --------------
                                                                                                             81,670
                                                                                                     --------------
Media (5.29%)
Adelphia Communications Corp.,
Sr Note 06-15-11                                               10.250          B+                 5           4,900
Sr Note Ser B 10-01-02                                          9.250          B+                15          15,075
Sr Note Ser B 07-15-03                                          8.125          B+                13          12,545
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09, (Y)                          8.200          BB+               35          36,158
Century Communications Corp.,
Sr Note 03-01-05                                                9.500          B+                10           9,938
Charter Communications Holdings, LLC/
Charter Communications Holdings Capital Corp.,
Sr Note 01-15-11                                               11.125          B+                 5           5,388
Sr Note 05-15-11 (R)                                           10.000          B+                 5           5,050
Clear Channel Communications, Inc.,
Note 06-15-05                                                   7.875          BBB-              50          53,297
Comcast Cable Communications, Inc.,
Sr Note 01-30-11                                                6.750          BBB               15          15,052
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          A                 25          27,517
CSC Holdings, Inc.,
Sr Note 04-01-11 (R)                                            7.625          BB+               45          44,981
Sr Sub Deb 05-15-16                                            10.500          BB-               10          11,125
EchoStar DBS Corp.,
Sr Note 02-01-09                                                9.375          B+                10          10,300
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                10           9,400
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BBB               20          21,018
Lenfest Communications, Inc.,
Sr Note 11-01-05                                                8.375          BBB               10          10,938
Mediacom LLC/Mediacom Capital Corp.,
Sr Note 01-15-13 (R)                                            9.500          B+                 5           5,025
Sr Note Ser B 04-15-08                                          8.500          B+                10           9,750
News America, Inc.,
Gtd Sr Note 04-30-28                                            7.300          BBB-              15          14,005
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              20          20,838
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          A                 20          20,788
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB+              16          18,911
Univision Communications, Inc.,
Sr Note 07-15-11 (R)                                            7.850          BB+               25          26,175
Viacom, Inc.,
Gtd Note 01-30-06 (R)                                           6.400          A-                15          15,562
Sr Note 01-30-06                                                6.400          A-                10          10,368
Sr Deb 07-30-30                                                 7.875          A-                25          27,571
                                                                                                     --------------
                                                                                                            461,675
                                                                                                     --------------
Medical (1.34%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06, (Y)                                 10.750          B+                13          13,325
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                15          14,925
HCA - The Healthcare Co.,
Note 09-01-10                                                   8.750          BB+               25          27,375
Note 06-01-06                                                   7.125          BB+               20          20,340
HEALTHSOUTH Corp.,
Sr Note 02-01-08                                                8.500          BBB-              10          10,450
Quest Diagnostics, Inc.,
Sr Note 07-12-06                                                6.750          BBB-              15          15,322
Tenet Healthcare Corp.,
Sr Note 01-15-05                                                8.000          BB+                5           5,350
Triad Hospitals, Inc.,
Note 05-01-09 (R)                                               8.750          B-                10          10,425
                                                                                                     --------------
                                                                                                            117,512
                                                                                                     --------------
Metal (1.07%)
Newmont Mining Corp.,
Note 05-15-11                                                   8.625          BBB               30          30,956
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03, (Y)                              6.500          A                 55          56,660
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04
(R)                                                             8.400          BBB-               6           5,566
                                                                                                     --------------
                                                                                                             93,182
                                                                                                     --------------
Mortgage Banking (6.39%)
Asset Securitization Corp.,
Mtg Pass Thru Ctf Ser 1997-D4 Class
A-1B 04-14-27                                                   7.400          AAA               40          42,375
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.790          Aaa               26          27,216
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class A-1A 5-17-40                                      6.260          AAA               26          26,938
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA               40          41,300
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2
07-15-29                                                        6.853          Aaa               20          20,963
Pass Thru Ctf Ser 1998-C1 Class A-1
05-15-30                                                        6.411          Aaa               52          53,360
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               20          20,312
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.410          Aaa               14          14,092
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               22          22,255
Morgan (J.P.) Commercial Mortgage Finance Corp.,
Pass Thru Ctf Ser 1997-C5 Class A2
09-15-29                                                        7.069          AAA               35          36,794
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class
A-1 07-15-29 (R)                                                6.830          AAA              101         104,996
Pass Thru Ctf Ser 1999-CAM1 Class
A-3 03-15-32                                                    6.920          AAA               50          52,578
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa               10          10,265
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2
06-25-15                                                        7.965          AAA               30          30,309
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA               24          25,043
Pass Thru Ctf Ser 1997-B Class A-6
10-15-28                                                        6.900          AAA               28          28,741
                                                                                                     --------------
                                                                                                            557,537
                                                                                                     --------------
Oil & Gas (2.65%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30, (Y)                                     8.125          BBB+              10          11,055
Amerada Hess Corp.,
Note 08-15-31                                                   7.300          BBB               25          25,335
Chesapeake Energy Corp.,
Sr Note 04-01-11                                                8.125          B+                10           9,700
Forest Oil Corp.,
Sr Note 06-15-08 (R)                                            8.000          BB                10           9,950
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                6.875          BBB               10          10,189
Nova Chemicals Corp.,
Note (Canada) 05-15-06, (Y)                                     7.000          BBB               15          14,981
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                10.125          BBB                5           6,127
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB+                5           5,285
Pemex Project Funding Master Trust,
Note 10-13-10 (R)                                               9.125          BB+               35          37,321
Petrobras International Finance Co.,
Sr Note (Cayman Islands) 07-06-11
(R), (Y)                                                        9.750          Baa1              10          10,025
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28, (Y)                                  7.125          BBB-              15          12,770
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BBB+              10          10,544
Tosco Corp.,
Note 02-15-30                                                   8.125          BBB               15          16,947
Transocean Sedco Forex, Inc.
Note 04-15-31                                                   7.500          A-                20          20,335
Union Pacific Resources Group, Inc.,
Deb 05-15-28                                                    7.150          BBB+              20          20,038
Valero Energy Corp.,
Note 06-15-05                                                   8.375          BBB-              10          10,847
                                                                                                     --------------
                                                                                                            231,449
                                                                                                     --------------
Paper & Paper Products (1.57%)
International Paper Co.,
Note 07-08-05                                                   8.125          BBB               45          48,375
Georgia-Pacific Corp.,
Note 05-15-06                                                   7.500          BBB-              15          15,423
Note 05-15-31                                                   8.875          BBB-              20          21,142
Stora Enso Oyj,
Sr Note (Finland) 05-15-11, (Y)                                 7.375          BBB+              25          26,563
Weyerhaeuser Co.,
Note 08-01-06                                                   6.000          A-                25          25,155
                                                                                                     --------------
                                                                                                            136,658
                                                                                                     --------------
Real Estate Investment Trust (1.24%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB+              10          10,309
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB               15          15,437
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB               10          10,375
Healthcare Realty Trust
Sr Note 05-01-11                                                8.125          BBB-              30          31,200
iStar Financial, Inc.,
Sr Note 08-15-08                                                8.750          BB+                5           5,013
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB               25          25,188
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              10          10,296
                                                                                                     --------------
                                                                                                            107,818
                                                                                                     --------------
Real Estate Operations (0.30%)
EOP Operating L.P.,
Note 02-15-05                                                   6.625          BBB+              25          25,910
                                                                                                     --------------
Retail (1.61%)
Delhaize America, Inc.,
Note 04-15-11 (R)                                               8.125          BBB-              40          43,750
Kroger Co.,
Sr Note 04-01-11                                                6.800          BBB-              20          20,624
Sears Roebuck Acceptance Corp.,
Note 08-15-11                                                   6.750          A-                35          34,822
Toys R Us, Inc.,
Note 08-01-11 (R)                                               7.625          BBB+              40          40,924
                                                                                                     --------------
                                                                                                            140,120
                                                                                                     --------------
Telecommunications (5.09%)
AT&T Wireless Group,
Sr Note 03-01-31 (R)                                            8.750          BBB               25          27,775
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                    7.875          A+                25          28,104
Citizens Communications Co.,
Note 05-15-06                                                   8.500          BBB               35          37,367
Deutsche Telekom International Finance B.V.,
Bond (Coupon Rate Step-up/down on
rating) (Netherlands) 06-15-05, (Y)                             7.750          A-                55          58,588
Bond (Coupon Rate Step-up/down on
rating) (Netherlands) 06-15-30, (Y)                             8.250          A-                20          21,633
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                          8.125          BBB+              15          16,753
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BBB+              15          15,445
MetroNet Communications Corp.,
Sr Discount Note, Step Coupon
(10.75%, 11-01-02) (Canada)
11-01-07, (A), (Y)                                               Zero          BBB               15          12,603
Sr Note (Canada) 08-15-07, (Y)                                 12.000          BBB               10          10,900
Qwest Capital Funding, Inc.,
Bond 02-15-31 (R)                                               7.750          NR                30          29,997
Sprint Capital Corp.,
Note 01-30-06                                                   7.125          BBB+              15          15,645
Note 11-15-28                                                   6.875          BBB+              35          31,729
Telefonos de Mexico SA de C.V.,
Sr Note 01-26-06 (R)                                            8.250          BB+               30          31,275
Telus Corp.,
Note (Canada) 06-01-11, (Y)                                     8.000          BBB+              25          26,200
Triton PCS, Inc.,
Sr Sub Note 02-01-11                                            9.375          B-                 5           5,025
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                                7.750          A+                15          16,490
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                               11.500          A-                 5           5,750
WorldCom, Inc.,
Note 05-15-06                                                   8.000          BBB+              35          37,557
Note 05-15-31                                                   8.250          BBB+              15          15,266
                                                                                                     --------------
                                                                                                            444,102
                                                                                                     --------------
Transportation (2.85%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                              6.930          A-                 3           3,296
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                                    7.950          BBB+              30          33,117
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C 06-30-04                              7.206          BBB               16          16,227
Pass Thru Ctf Ser 1999-1A 02-02-19                              6.545          AA+               19          18,756
Delta Air Lines, Inc.,
Note 12-15-05                                                   7.700          BBB-              15          15,128
Northrop Grumman Systems Corp.,
Note 02-15-11                                                   7.125          BBB-              20          20,620
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-               4           4,710
Northwest Airlines, Inc.,
Note 03-15-04                                                   8.375          BB                10           9,966
Sr Note 06-01-06                                                8.875          BB                10           9,900
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                31          34,854
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB-               14          14,379
Union Pacific Corp.,
Deb 02-01-29                                                    6.625          BBB-              25          23,964
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1
01-01-14                                                        7.783          AAA               28          29,276
Pass Thru Ctf Ser 2000-2 Class A-1
10-01-10                                                        7.032          AAA               14          14,780
                                                                                                     --------------
                                                                                                            248,973
                                                                                                     --------------
Utilities (10.62%)
AES Corp.,
Sr Note 06-01-09                                                9.500          BB                10          10,400
Sr Note 09-15-10                                                9.375          BB                 5           5,050
Sr Sub Note 07-15-06                                           10.250          B+                12          12,300
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                               9.000          BBB-              15          15,791
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-                9           9,951
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-                7           7,927
Calpine Canada Energy Finance ULC,
Sr Note (Canada) 05-01-08 (Y)                                   8.500          BB+               15          15,201
Calpine Corp.,
Sr Note 08-15-05                                                8.250          BB+               15          15,415
Sr Note 04-01-08                                                7.875          BB+                5           4,750
Sr Note 02-15-11                                                8.500          BB+               35          35,564
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               35          36,050
Sec Note Ser D 11-01-17                                         7.880          BB+               20          21,146
CMS Energy Corp.,
Sr Note 05-15-02                                                8.125          BB                15          15,205
Sr Note 10-15-07                                                9.875          BB                 5           5,350
Sr Note Ser B 01-15-04                                          6.750          BB                15          14,738
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              22          23,980
Exelon Generation Co LLC,
Sr Note 06-15-11 (R)                                            6.950          A-                60          62,212
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              11          11,632
HQI Transelec Chile SA,
Sr Note (Chile) 04-15-11 (R), (Y)                               7.875          A-                55          56,610
Utilities (continued)
Hydro-Quebec,
Gtd Bond Ser HY (Canada) 01-15-22, (Y)                          8.400          A+                10          12,099
Gtd Deb Ser IF (Canada) 02-01-03, (Y)                           7.375          A+                25          26,179
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          AA-               25          25,885
Note (Spain) 06-01-03 (R), (Y)                                  7.125          AA-               25          26,110
KeySpan Corp.,
Note 11-15-10                                                   7.625          A                 25          27,390
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                20          20,600
Midland Funding Corp. II,,
Deb Ser A 07-23-05                                             11.750          BB+               50          55,500
Mirant Americas Generation, Inc.,
Sr Note 05-01-11 (R)                                            8.300          BBB-              35          37,169
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB               25          26,215
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BBB                3           3,296
NRG Energy, Inc.,
Sr Note 04-01-11                                                7.750          BBB-              25          26,205
Pinnacle Partners,
Sr Note 08-15-04 (R)                                            8.830          BBB-              20          20,260
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                6.400          BBB               20          20,293
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               15          16,830
PSEG Energy Holdings, Inc.,
Sr Note 02-15-08 (R)                                            8.625          BBB-              15          15,804
PSEG Power LLC,
Sr Note 04-15-31 (R)                                            8.625          BBB               15          17,013
Sierra Pacific Power Co.,
1st Mtg Note 06-01-08 (R)                                       8.000          BBB+              45          46,451
Sierra Pacific Resources,
Note 05-15-05                                                   8.750          BBB-              10          10,402
Tiers Fixed Rate Certificates,
Collateral Trust 06-15-04 (R)                                   7.200          BBB-              30          30,329
TXU Electric Capital V,
Capital Sec 01-30-37                                            8.175          BBB-              10          10,205
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-              25          25,662
Xcel Energy, Inc.,
Sr Note 12-01-10                                                7.000          BBB+              45          46,950
                                                                                                     --------------
                                                                                                            926,119
                                                                                                     --------------
Waste Disposal Service & Equip (0.35%)
Republic Services, Inc.,
Sr Note 08-15-11                                                6.750          BBB               30          30,305
                                                                                                     --------------
TOTAL BONDS
(Cost $7,997,827)                                                                           (94.34%)      8,230,281
                                                                                     --------------  --------------
                                                                                          NUMBER OF
                                                                                          SHARES OR
                                                                                           WARRANTS
                                                                                     --------------
PREFERRED STOCKS AND WARRANTS
CSC Holdings, Inc., 11.125%, Ser M,
Preferred Stock                                                                                 125          13,313
CSC Holdings, Inc., 11.750%, Ser H,
Preferred Stock                                                                                 140          15,155
MetroNet Communications Corp.,
Warrant (Canada) (R)**                                                                           10             950
                                                                                                     --------------
                                                                                                             29,418
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $28,196)                                                                               (0.34%)         29,418
                                                                                     --------------  --------------

                                                                           INTEREST       PAR VALUE
                                                                               RATE   (000s OMITTED)
                                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.19%)
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. - Dated 08-31-01, due 09-04-01 (Secured by U.S.
Treasury Bond, 8.75% due 05-15-20 and U.S. Treasury Note
4.75% due 11-15-08)                                                          3.640%            $453        $453,000
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $453,000)                                                                              (5.19%)        453,000
                                                                                     --------------  --------------
TOTAL INVESTMENTS                                                                           (99.87%)      8,712,699
                                                                                     --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                            (0.13%)         11,360
                                                                                     --------------  --------------
TOTAL NET ASSETS                                                                           (100.00%)     $8,724,059
                                                                                     ==============  ==============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,421,083 or 16.29% of net assets as of August 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

  + All or a portion of these securities, having an aggregate value of $87,179 or 1.00% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market values of $42,164 and $47,797 of United States
    Treasury Bond 7.125%, 02-15-23 and United States Treasury Note 5.75%,
    08-15-03 has been segregated to cover the forward commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Banks - United States (4.04%)
Bank of America Corp.                                                         900         $55,350
PNC Financial Services Group                                                1,230          81,906
Wells Fargo & Co.                                                           1,750          80,518
                                                                                   --------------
                                                                                          217,774
                                                                                   --------------
Beverages (3.74%)
Anheuser-Busch Cos., Inc.                                                   1,420          61,117
PepsiCo, Inc.                                                               3,000         141,000
                                                                                   --------------
                                                                                          202,117
                                                                                   --------------
Chemicals (3.69%)
Air Products & Chemicals, Inc.                                              1,600          67,840
Dow Chemical Co. (The)                                                      1,700          59,602
Rohm & Haas Co.                                                             2,000          71,820
                                                                                   --------------
                                                                                          199,262
                                                                                   --------------
Computers (9.56%)
AOL Time Warner, Inc.*                                                      2,100          78,435
Cisco Systems, Inc.*                                                        5,080          82,956
Compaq Computer Corp.                                                       5,740          70,889
EMC Corp.*                                                                  1,960          30,302
International Business Machines
Corp.                                                                       1,040         104,000
Microsoft Corp.*                                                            1,850         105,543
Oracle Corp.*                                                               3,600          43,956
                                                                                   --------------
                                                                                          516,081
                                                                                   --------------
Cosmetics & Personal Care (1.28%)
Avon Products, Inc.                                                         1,500          69,195
                                                                                   --------------
Diversified Operations (3.18%)
Honeywell International, Inc.                                               2,000          74,520
Tyco International Ltd.                                                     1,870          97,147
                                                                                   --------------
                                                                                          171,667
                                                                                   --------------
Electronics (9.05%)
Analog Devices, Inc.*                                                       1,400          66,892
Emerson Electric Co.                                                        1,000          53,600
General Electric Co.                                                        3,350         137,283
Intel Corp.                                                                 3,400          95,064
Motorola, Inc.                                                              3,260          56,724
Texas Instruments, Inc.                                                     2,380          78,778
                                                                                   --------------
                                                                                          488,341
                                                                                   --------------
Energy (1.12%)
Xcel Energy, Inc.                                                           2,200          60,280
                                                                                   --------------
Finance (6.21%)
Citigroup, Inc.                                                             2,666         121,969
J.P. Morgan Chase & Co.                                                     2,000          78,800
Merrill Lynch & Co., Inc.                                                   1,720          88,752
Morgan Stanley Dean Witter & Co.                                              860          45,881
                                                                                   --------------
                                                                                          335,402
                                                                                   --------------
Food (0.99%)
Kraft Foods, Inc. (Class A)                                                 1,655          53,374
                                                                                   --------------
Insurance (5.27%)
ACE, Ltd.                                                                   1,800          59,706
AFLAC, Inc.                                                                 3,250          89,440
American International Group, Inc.                                          1,020          79,764
Marsh & McLennan Cos., Inc.                                                   600          55,740
                                                                                   --------------
                                                                                          284,650
                                                                                   --------------
Media (3.42%)
McGraw-Hill Cos., Inc. (The)                                                1,900         112,575
Viacom, Inc. (Class B)*                                                     1,700          72,080
                                                                                   --------------
                                                                                          184,655
                                                                                   --------------
Medical (9.64%)
American Home Products Corp.                                                2,240         125,440
Baxter International, Inc.                                                  3,400         175,440
Johnson & Johnson                                                           3,000         158,130
Pfizer, Inc.                                                                1,600          61,296
                                                                                   --------------
                                                                                          520,306
                                                                                   --------------
Mortgage Banking (5.08%)
Fannie Mae                                                                  1,700         129,557
Freddie Mac                                                                 2,300         144,624
                                                                                   --------------
                                                                                          274,181
                                                                                   --------------
Office (1.19%)
Avery Dennison Corp.                                                        1,250          64,262
                                                                                   --------------
Oil & Gas (8.37%)
Anadarko Petroleum Corp.                                                    1,100          56,925
Chevron Corp.                                                               1,140         103,455
Conoco, Inc. (Class A)                                                      3,440         101,996
Exxon Mobil Corp.                                                           3,392         136,189
Halliburton Co.                                                             1,900          52,934
                                                                                   --------------
                                                                                          451,499
                                                                                   --------------
Paper & Paper Products (2.43%)
Kimberly-Clark Corp.                                                        2,110         130,925
                                                                                   --------------
Retail (6.11%)
CVS Corp.                                                                   1,900          68,609
Home Depot, Inc. (The)                                                      2,150          98,792
Lowe's Cos., Inc.                                                           2,500          93,000
Target Corp.                                                                2,000          69,300
                                                                                   --------------
                                                                                          329,701
                                                                                   --------------
Telecommunications (3.56%)
ADC Telecommunications, Inc.*                                               5,100          22,287
Tellabs, Inc.*                                                              4,500          59,940
Verizon Communications, Inc.                                                2,200         110,000
                                                                                   --------------
                                                                                          192,227
                                                                                   --------------
Tobacco (3.16%)
Philip Morris Cos., Inc.                                                    3,600         170,640
                                                                                   --------------
Utilities (3.52%)
Duke Energy Corp.                                                           2,100          82,551
SBC Communications, Inc.                                                    2,630         107,593
                                                                                   --------------
                                                                                          190,144
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,637,595)                                                         (94.62%)      5,106,683
                                                                   --------------  --------------

                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.43%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bonds,
8.75% due 05-15-20 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%            $293        $293,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $293,000)                                                            (5.43%)        293,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (100.05%)      5,399,683
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.05%)         (2,690)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $5,396,993
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on August 31, 2001. Common stocks are further broken down by industry group.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (2.22%)
Lamar Advertising Co.*                                                      1,850         $59,385
TMP Worldwide, Inc.*                                                        1,650          74,003
                                                                                   --------------
                                                                                          133,388
                                                                                   --------------
Banks - United States (1.80%)
Commerce Bancorp, Inc.                                                        495          33,437
Zions BanCorp.                                                              1,300          74,438
                                                                                   --------------
                                                                                          107,875
                                                                                   --------------
Broker Services (3.09%)
Legg Mason, Inc.                                                            3,388         151,477
Lehman Brothers Holdings, Inc.                                                510          33,481
                                                                                   --------------
                                                                                          184,958
                                                                                   --------------
Business Services - Misc. (2.14%)
Corporate Executive Board Co.
(The)*                                                                      1,200          41,700
Robert Half International, Inc.                                             3,486          86,767
                                                                                   --------------
                                                                                          128,467
                                                                                   --------------
Computers (5.97%)
Brocade Communications Systems,
Inc.*                                                                       2,485          59,764
Citrix Systems, Inc.*                                                       2,400          79,080
DST Systems, Inc.*                                                          1,722          82,398
EarthLink, Inc.*                                                              650           8,782
Peregrine Systems, Inc. *                                                   2,850          74,613
SunGard Data Systems, Inc.*                                                 2,259          53,425
                                                                                   --------------
                                                                                          358,062
                                                                                   --------------
Electronics (16.03%)
Cree, Inc.*                                                                 3,450          72,346
Garmin Ltd.*                                                                4,000          79,400
International Rectifier Corp.*                                              2,037          75,328
KLA-Tencor Corp.*                                                           2,100         103,194
Lam Research Corp.*                                                         3,300          93,423
Micrel, Inc.*                                                               3,250         100,295
National Semiconductor Corp.*                                               4,587         151,600
Novellus Systems, Inc.*                                                     2,500         110,775
Semtech Corp.*                                                              2,550          95,192
TriQuint Semiconductor, Inc.*                                               3,750          79,500
                                                                                   --------------
                                                                                          961,053
                                                                                   --------------
Energy (1.38%)
Calpine Corp.*                                                              2,500          82,550
                                                                                   --------------

Finance (7.61%)
Affiliated Managers Group, Inc.*                                            1,443         102,309
Concord EFS, Inc.*                                                          2,672         140,200
SEI Investments Co.                                                         1,500          61,560
USA Education, Inc.                                                         1,920         152,083
                                                                                   --------------
                                                                                          456,152
                                                                                   --------------
Household (0.70%)
Mohawk Industries, Inc.*                                                      939          41,879
                                                                                   --------------
Instruments - Scientific (2.54%)
Waters Corp.*                                                               4,603         152,497
                                                                                   --------------
Insurance (6.66%)
ACE, Ltd. (Bermuda)                                                         3,225         106,973
Ambac Financial Group, Inc.                                                 1,658          98,154
Everest Re Group, Ltd. (Bermuda)                                            1,505          97,675
MGIC Investment Corp.                                                       1,383          96,672
                                                                                   --------------
                                                                                          399,474
                                                                                   --------------
Manufacturing (2.83%)
Danaher Corp.                                                               3,052         169,600
                                                                                   --------------
Media (8.17%)
Emmis Communications Corp. (Class A)*                                       3,250          77,935
McGraw-Hill Cos., Inc. (The)                                                1,860         110,205
Univision Communications, Inc.
(Class A)*                                                                  2,190          65,328
USA Networks, Inc.*                                                         5,000         115,800
Westwood One, Inc.                                                          4,225         120,413
                                                                                   --------------
                                                                                          489,681
                                                                                   --------------
Medical (23.98%)
Allergan, Inc.                                                              1,257          90,818
AmerisourceBergen Corp.*                                                    1,915         123,403
Express Scripts, Inc.*                                                      2,550         136,476
Genzyme Corp.*                                                              1,600          90,624
ICOS Corp.*                                                                 1,200          69,960
IDEC Pharmaceuticals Corp.*                                                 2,430         144,026
Laboratory Corp. of America
Holdings*                                                                   1,157          90,130
MedImmune, Inc.*                                                            2,650         106,398
Smith & Nephew Plc, (United
Kingdom)                                                                      150             783
Tenet Healthcare Corp.*                                                     1,283          71,104
Trigon Healthcare, Inc.*                                                      871          56,397
Universal Health Services, Inc.
(Class B)                                                                   2,815         133,150
Varian Medical Systems, Inc.                                                1,400          92,400
Wellpoint Health Networks, Inc.*                                            1,438         153,118
Zimmer Holdings, Inc.*                                                      2,900          78,880
                                                                                   --------------
                                                                                        1,437,667
                                                                                   --------------
Medical - Drugs (4.25%)
Forest Laboratories, Inc.*                                                    491          35,848
Shire Pharmaceuticals Group Plc,*
American Depositry Receipt (ADR)
(United Kingdom)                                                            1,961          85,147
Teva Pharmaceutical Industries, Ltd.,
(ADR) (Israel)                                                              1,879         133,597
                                                                                   --------------
                                                                                          254,592
                                                                                   --------------
Oil & Gas (1.47%)
Santa Fe International Corp.                                                1,878          47,513
Weatherford International, Inc.*                                            1,217          40,490
                                                                                   --------------
                                                                                           88,003
                                                                                   --------------
Real Estate Operations (1.52%)
Lennar Corp.                                                                2,051          91,372
                                                                                   --------------
Retail (8.31%)
Abercrombie & Fitch Co. (Class A)*                                          1,984          60,195
Darden Restaurants, Inc.                                                    2,912          83,341
Family Dollar Stores, Inc.                                                  2,711          81,330
Intimate Brands, Inc.                                                       4,532          62,360
Talbots, Inc.                                                               2,442          90,647
TJX Cos., Inc.                                                              3,423         120,147
                                                                                   --------------
                                                                                          498,020
                                                                                   --------------
Telecommunications (2.57%)
Dobson Communications Corp. (Class A)*                                     10,450         154,137
                                                                                   --------------
Waste Disposal Service & Equip (0.93%)
Republic Services, Inc.*                                                    2,800          55,580
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $6,288,327)                                                        (104.17%)      6,245,007
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (104.17%)      6,245,007
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (4.17%)       (249,921)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $5,995,086
                                                                   --------------  --------------

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
------------------------------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at August 31, 2001, assigned to country categories.

                                     VALUE AS A
                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                  3.41%
Israel                                   2.23
United Kingdom                           1.43
United States                           97.10
                                 -----------------
TOTAL INVESTMENTS                      104.17%
                                 =================

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Focused Small Cap Growth Fund on August 31, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (0.67%)
Getty Images, Inc.*                                                         2,020         $32,360
                                                                                   --------------
Business Services - Misc. (2.88%)
Corporate Executive Board Co.
(The)*                                                                      4,000         139,000
                                                                                   --------------
Computers (9.03%)
Advent Software, Inc.*                                                      1,690          89,756
Cerner Corp.*                                                               1,900          92,131
eFUNDS Corp.*                                                                 550           9,504
Macromedia, Inc.*                                                           4,000          55,720
Manugistics Group, Inc.*                                                    2,000          23,420
Netegrity, Inc.*                                                            3,950          69,915
Numerical Technologies, Inc.*                                               1,500          42,675
Stellant, Inc. *                                                            2,400          52,320
                                                                                   --------------
                                                                                          435,441
                                                                                   --------------
Electronics (17.93%)
Alpha Industries, Inc.*                                                     3,100          98,456
Brooks Automation, Inc.*                                                    1,800          78,030
Cree, Inc.*                                                                 3,300          69,201
DDi Corp.*                                                                  3,300          46,233
DuPont Photomasks, Inc.*                                                    1,050          36,750
LTX Corp.*                                                                  3,650          65,372
Micrel, Inc.*                                                               2,490          76,841
Microsemi Corp.*                                                            3,000          85,500
Nanometrics, Inc.*                                                          2,150          60,759
Powerwave Technologies, Inc.*                                               3,900          56,940
Rudolph Technologies, Inc.*                                                 3,300         118,800
Semtech Corp.*                                                              1,930          72,047
                                                                                   --------------
                                                                                          864,929
                                                                                   --------------
Finance (4.01%)
Affiliated Managers Group, Inc.*                                            1,750         124,075
AmeriCredit Corp.*                                                          1,500          69,240
                                                                                   --------------
                                                                                          193,315
                                                                                   --------------
Insurance (1.43%)
StanCorp Financial Group, Inc.                                              1,500          69,000
                                                                                   --------------
Leisure (0.93%)
Expedia, Inc. (Class A)*                                                    1,200          44,832
                                                                                   --------------

Machinery (2.39%)
Hydril Co.*                                                                 3,550          69,331
SureBeam Corp. (Class A)*                                                   4,400          45,848
                                                                                   --------------
                                                                                          115,179
                                                                                   --------------
Media (3.76%)
Entercom Communications Corp.*                                              2,200          92,026
Insight Communications Co., Inc.*                                           1,900          43,301
Radio One, Inc. (Class A)*                                                  3,000          45,990
                                                                                   --------------
                                                                                          181,317
                                                                                   --------------
Medical (23.40%)
Accredo Health, Inc.*                                                       3,500         128,975
Alkermes, Inc.*                                                             2,900          74,240
AmeriSourceBergen Corp.                                                     1,150          74,106
Charles River Laboratories International,
Inc.*                                                                       1,600          57,120
CV Therapeutics, Inc.*                                                      1,100          54,747
Cytyc Corp.*                                                                4,500         109,035
DaVita, Inc.*                                                               3,700          76,405
Gene Logic, Inc.*                                                             500           8,725
Lincare Holdings, Inc.*                                                     4,000         113,640
Regeneron Pharmaceuticals, Inc.*                                            1,500          45,180
Renal Care Group, Inc.*                                                     3,050          99,918
Rightchoice Managed Care, Inc. *                                            2,700         124,713
Wilson Greatbatch Technologies,
Inc.*                                                                       6,260         162,134
                                                                                   --------------
                                                                                        1,128,938
                                                                                   --------------
Medical - Drugs (8.03%)
CIMA Labs, Inc.*                                                              800          42,824
Inhale Therapeutic Systems, Inc.*                                           5,200          75,556
Noven Pharmaceuticals, Inc.*                                                2,100          46,557
NPS Pharmaceuticals, Inc.*                                                  3,400         114,308
Pharmaceutical Product Development,
Inc.*                                                                       2,300          69,368
Salix Pharmaceuticals, Ltd.*                                                2,600          38,480
                                                                                   --------------
                                                                                          387,093
                                                                                   --------------
Oil & Gas (2.37%)
Evergreen Resources, Inc.*                                                  1,600          60,560
Universal Compression Holdings,
Inc.*                                                                       2,000          53,600
                                                                                   --------------
                                                                                          114,160
                                                                                   --------------
Retail (12.61%)
Buca, Inc.*                                                                 2,450          37,461
Columbia Sportswear Co.*                                                    2,400          78,384
Duane Reade, Inc.*                                                          1,500          53,100
GoTo.com, Inc.*                                                             4,150          81,962
Hot Topic, Inc.*                                                            1,500          49,875
Krispy Kreme Doughnuts, Inc.*                                               1,600          49,360
O'Reilly Automotive, Inc.*                                                  2,150          67,080
P.F. Chang's China Bistro, Inc.*                                            1,450          64,525
Whole Foods Market, Inc.*                                                   3,600         126,684
                                                                                   --------------
                                                                                          608,431
                                                                                   --------------
Schools / Education (2.61%)
Strayer Education, Inc.                                                     2,600         126,100
                                                                                   --------------
Shoes & Related Apparel (1.21%)
Skechers U.S.A., Inc. (Class A)*                                            2,800          58,660
                                                                                   --------------
Telecommunications (4.20%)
AirGate PCS, Inc.*                                                          2,450         144,403
Metro One Telecommunications, Inc.*                                           725          22,990
SBA Communications Corp.*                                                   2,630          35,032
                                                                                   --------------
                                                                                          202,425
                                                                                   --------------
Waste Disposal Service & Equipment (1.60%)
Waste Connections, Inc.*                                                    2,400          77,472
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,704,687)                                                         (99.06%)      4,778,652
                                                                     ------------  --------------

                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.53%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond,
8.75% due 05-15-20 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%             $74         $74,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $74,000)                                                             (1.53%)         74,000
                                                                     ------------  --------------
TOTAL INVESTMENTS                                                        (100.59%)      4,852,652
                                                                     ------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.59%)        (28,534)
                                                                     ------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,824,118
                                                                     ============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund

Schedule of Investments
August 31, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Cap Equity Fund on August 31, 2001. Common stocks are further broken down by industry group.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (0.23%)
Penton Media, Inc.                                                          6,000         $75,600
                                                                                   --------------
Broker Services (1.22%)
Jefferies Group, Inc.                                                      12,100         402,930
                                                                                   --------------
Computers (11.89%)
Aspen Technology, Inc.*                                                    46,000         757,620
Electronics for Imaging, Inc.*                                             18,000         368,280
Hyperion Solutions Corp.*                                                  23,250         361,538
Parametric Technology Corp.*                                               23,200         169,128
ProQuest Co.*                                                              10,450         368,885
Student Advantage, Inc.*                                                   54,950         106,054
UNOVA, Inc. *                                                             141,250         889,875
Wind River Systems, Inc.*                                                  60,000         912,000
                                                                                   --------------
                                                                        3,933,380
                                                                                   --------------
Electronics (13.34%)
Alpha Industries, Inc.*                                                    32,050       1,017,908
Axcelis Technologies, Inc.*                                                29,000         404,550
MKS Instruments, Inc.*                                                     35,652         796,822
Three-Five Systems, Inc. *                                                 53,730       1,020,870
Vicor Corp.*                                                               57,650       1,173,754
                                                                                   --------------
                                                                        4,413,904
                                                                                   --------------
Finance (2.18%)
Sovereign Bancorp., Inc.                                                   65,000         720,200
                                                                                   --------------
Food (6.38%)
Galaxy Nutritional Foods, Inc.*                                            75,000         506,250
Hain Celestial Group, Inc.*                                                71,500       1,605,890
                                                                                   --------------
                                                                                        2,112,140
                                                                                   --------------
Insurance (0.63%)
StanCorp Financial Group, Inc.*                                             4,500         207,000
                                                                                   --------------
Leisure (1.71%)
Six Flags, Inc.*                                                           34,100         567,083
                                                                                   --------------
Media (11.48%)
Cumulus Media, Inc. (Class A)*                                             91,300       1,154,945
Pegasus Communications Corp.*                                             141,700       1,629,550
Radio One, Inc. (Class D)*                                                 35,300         540,443
Regent Communications, Inc.*                                               60,500         474,925
                                                                                   --------------
                                                                                        3,799,863
                                                                                   --------------
Medical (10.83%)
Alpharma, Inc. (Class A)                                                   47,500       1,491,500
Covance, Inc.*                                                             55,000       1,057,100
Cyberonics, Inc.*                                                          25,000         437,500
I-STAT Corp.*                                                              85,300         597,100
                                                                                   --------------
                                                                                        3,583,200
                                                                                   --------------
Oil & Gas (3.68%)
Chesapeake Energy Corp.*                                                   40,000         238,400
Marine Drilling Cos., Inc.*                                                22,500         290,250
Petroleum Geo-Services ASA, American
Depositary Receipts. (ADR)
(Norway)*                                                                  15,000         149,400
Precision Drilling Corp. (Canada)*                                         22,000         539,000
                                                                                   --------------
                                                                                        1,217,050
                                                                                   --------------
Protection - Safety Equip & Svc. (2.56%)
Pittston Brink's Group                                                     38,400         847,104
                                                                                   --------------
Real Estate Investment Trust (0.23%)
Pinnacle Holdings, Inc.*                                                  114,000          75,240
                                                                                   --------------
Retail (6.58%)
Pathmark Stores, Inc.*                                                     53,000       1,285,250
Rite Aid Corp. *                                                           45,000         357,300
Wild Oats Markets, Inc.*                                                   60,000         535,200
                                                                                   --------------
                                                                                        2,177,750
                                                                                   --------------
Telecommunications (18.17%)
AirGate PCS, Inc.*                                                          5,000         294,700
Alaska Communications Systems
Holdings, Inc.*                                                            41,700         353,616
Arris Group, Inc.*                                                         60,750         439,830
Aware, Inc.                                                                38,000         209,380
CT Communications, Inc.                                                    17,000         296,820
CTC Communications Group, Inc.*                                           112,150         790,658
Lightbridge, Inc.*                                                         47,000         549,900
LCC International, Inc. (Class A)*                                         40,000         206,400
Motient Corp.                                                              95,000          32,281
NTELOS, Inc.*                                                              61,000       1,013,820
SBA Communications Corp.*                                                  27,400         364,966
XM Satellite Radio Holdings, Inc.
(Class A)*                                                                145,350       1,460,768
                                                                                   --------------
                                                                                        6,013,139
                                                                                   --------------
Transportation (3.66%)
RailAmerica, Inc.*                                                         95,000       1,211,250
                                                                                   --------------
Waste Disposal Service & Equip (3.43%)
Casella Waste Systems, Inc. (Class A)*                                     97,450       1,134,318
                                                                   --------------  --------------
TOTAL COMMON STOCKS
(Cost $35,596,383)                                                        (98.20%)     32,491,151
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (98.20%)     32,491,151
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.80%)        596,157
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $33,087,308
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 2001. It's divided into three main categories: common stocks, warrants and short-term investments.
Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Australia (0.27%)
Woolworths Ltd. (Retail)                                                    2,100         $11,877
                                                                                   --------------
Belgium (0.29%)
UCB SA (Medical)                                                              300          12,736
                                                                                   --------------
Bermuda (1.13%)
XL Capital Ltd. (Class A)
(Insurance)                                                                   600          49,800
                                                                                   --------------
Canada (6.96%)
Anderson Exploration Ltd.* (Oil &
Gas)                                                                        2,500          42,638
Biovail Corp.* (Medical)                                                      500          23,050
Loblaw Cos. Ltd. (Retail)                                                     800          27,082
Magna International, Inc. (Class A)
(Automobile/Trucks)                                                           603          37,028
Manulife Financial Corp.
(Insurance)                                                                 1,900          55,765
Precision Drilling Corp.* (Oil &
Gas)                                                                        1,500          36,750
Suncor Energy, Inc. (Oil & Gas)                                             1,500          41,582
Talisman Energy, Inc. (Oil & Gas)                                           1,100          42,163
                                                                                   --------------
                                                                                          306,058
                                                                                   --------------
Denmark (1.59%)
Novo Nordisk AS (Medical)                                                   1,100          45,928
Vestas Wind Systems AS (Utilities)                                            800          24,124
                                                                                   --------------
                                                                                           70,052
                                                                                   --------------
Finland (0.61%)
Stora Enso Oyj (Paper & Paper
Products)                                                                   2,300          26,868
                                                                                   --------------
France (13.05%)
Alstom SA (Machinery)                                                       1,600          43,550
Assurances Generales de France SA
(Insurance)                                                                   700          38,119
Aventis SA (Medical)                                                          600          43,910
BNP Paribas SA (Banks - Foreign)                                              400          36,728
Castorama Dubois Investissement SA
(Retail)                                                                      600          33,546
Lafarge SA (Building)                                                         300          27,232
PSA Peugeot Citroen SA
(Automobile/Trucks)                                                           700          33,378
Sanofi-Synthelabo SA (Medical)                                                700          45,850
Schneider Electric SA (Machinery)                                             620          34,382
STMicroelectronics NV (Electronics)                                           500          15,227
Television Francaise 1 SA (Media)                                           1,600          46,531
TotalFinaElf SA (Oil & Gas)                                                   489          72,328
Vivendi Environnement SA
(Utilities)                                                                 1,400          59,526
Vivendi Universal SA
(Diversified Operations)                                                      800          43,782
                                                                                   --------------
                                                                                          574,089
                                                                                   --------------
Germany (6.21%)
BASF AG (Chemicals)                                                         1,200          49,091
Bayerische Motoren Werke AG
(Automobile/Trucks)                                                         1,300          41,778
Deutsche Bank AG (Banks - Foreign)                                            400          27,600
E.On AG (Diversified Operations)                                            1,000          54,591
Fresenius Medical Care AG (Medical)                                           200          15,891
Infineon Technologies AG
(Electronics)                                                                 500          11,700
Muenchener Rueckversicherungs-
Gesellschaft AG (Insurance)                                                   158          45,332
SAP AG (Computers)                                                            200          27,106
                                                                                   --------------
                                                                                          273,089
                                                                                   --------------
Hong Kong (0.92%)
China Mobile Ltd.*
(Telecommunications)                                                        6,500          20,292
Johnson Electric Holdings Ltd.
(Electronics)                                                              17,000          20,270
                                                                                   --------------
                                                                                           40,562
                                                                                   --------------
Ireland (3.41%)
Allied Irish Banks Plc (Banks -
Foreign)                                                                    3,300          37,200
Bank of Ireland (Banks - Foreign)                                           2,700          25,650
Bank of Ireland (Banks - Foreign)                                           1,800          17,166
CRH Plc (Building)                                                          2,000          33,637
Elan Corp. Plc* American Depositary
Receipts (ADR) (Medical)                                                      700          36,365
                                                                                   --------------
                                                                                          150,018
                                                                                   --------------
Israel (0.97%)
Teva Pharmaceutical Industries Ltd. (ADR)
(Medical)                                                                     600          42,660
                                                                                   --------------
Italy (3.81%)
Autostrade SpA (Transport)                                                  8,500          59,501
ENI SpA (Oil & Gas)                                                         2,800          37,164
Riunione Adriatica di Sicurta SpA
(Insurance)                                                                 3,816          51,690
Telecom Italia SpA
(Telecommunications)                                                        2,300          19,048
                                                                                   --------------
                                                                                          167,403
                                                                                   --------------
Japan (14.76%)
Ajinomoto Co., Inc. (Food)                                                  3,000          32,493
All Nippon Airways Co., Ltd.*
(Transport)                                                                 1,000           3,184
Daikin Industries, Ltd. (Building)                                          2,000          32,206
Eisai Co., Ltd. (Beverages)                                                 1,000          24,719
Fast Retailing Co., Ltd. (Retail)                                             200          25,266
Fuji Photo Film Co., Ltd. (Leisure)                                         1,000          37,226
Fujisawa Pharmaceutical Co., Ltd.
(Medical)                                                                   1,000          19,413
Furukawa Electric Co., Ltd.
(Wire & Cable Products)                                                     1,000           7,546
Honda Motor Co., Ltd.
(Automobile/Trucks)                                                           500          18,065
Marui Co., Ltd. (Retail)                                                    2,000          25,098
Nintendo Co., Ltd. (Leisure)                                                  100          15,960
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                            3          13,644
Nissan Motor Co., Ltd.
(Automobile/Trucks)                                                        11,000          64,294
Nomura Securities Co., Ltd.
(Broker Services)                                                           2,000          34,025
NTT DoCoMo, Inc.
(Telecommunications)                                                            1          12,296
Oriental Land Co., Ltd. (Leisure)                                             400          28,635
Orix Corp. (Leasing Companies)                                                200          19,927
Seven-Eleven Japan Co., Ltd.
(Retail)                                                                    1,000          33,183
Shionogi & Co., Ltd. (Medical)                                              1,000          17,939
Sumitomo Mitsui Banking Corp.
(Banks - Foreign)                                                           8,000          65,356
Takeda Chemical Industries, Ltd.
(Medical)                                                                   1,000          41,184
Tokyo Electric Power Co., Inc.
(Utilities)                                                                   900          23,270
Tokyo Electron Ltd. (Electronics)                                             500          27,456
Toray Industries, Inc. (Textile)                                            8,000          26,479
                                                                                   --------------
                                                                                          648,864
                                                                                   --------------
Mexico (0.61%)
America Movil SA de CV (ADR)
(Telecommunications)                                                        1,600          26,944
                                                                                   --------------
Netherlands (6.07%)
Aegon NV (Insurance)                                                        1,100          33,190
Akzo Nobel NV (Chemicals)                                                     880          38,960
Fortis (NL) NV (Insurance)                                                  1,300          36,578
Heineken NV (Beverages)                                                     1,075          45,102
ING Groep NV (Insurance)                                                    1,354          42,787
Koninklijke Ahold NV (Retail)                                                 731          21,837
Unilever Plc (Food)                                                         5,700          48,662
                                                                                   --------------
                                                                                          267,116
                                                                                   --------------
Portugal (0.36%)
Portugal Telecom SGPS SA*
(Telecommunications)                                                        2,500          15,955
                                                                                   --------------
Singapore (1.21%)
Singapore Telecommunications Ltd.
(Telecommunications)                                                       46,000          53,372
                                                                                   --------------
South Africa (0.34%)
South African Breweries Ltd.
(Beverages)                                                                 2,000          14,801
                                                                                   --------------
South Korea (0.66%)
Korea Telecom Corp. (ADR)
(Telecommunications)                                                        1,400          29,106
                                                                                   --------------
Spain (2.11%)
Banco Popular Espanol SA
(Banks - Foreign)                                                             900          33,022
Sogecable SA* (Media)                                                       2,000          44,110
Telefonica SA*
(Telecommunications)                                                        1,342          15,592
                                                                                   --------------
                                                                                           92,724
                                                                                   --------------
Sweden (1.59%)
Securitas AB
(Protection - Safety Equip &
Services)                                                                   1,600          25,243
Svenska Handelsbanken AB
(Banks - Foreign)                                                           3,100          44,448
                                                                                   --------------
                                                                                           69,691
                                                                                   --------------
Switzerland (3.31%)
Nestle SA (Food)                                                              300          63,287
Novartis AG (Medical)                                                       1,359          49,560
Serona SA (ADR) (Medical)                                                   1,400          32,480
                                                                                   --------------
                                                                                          145,327
                                                                                   --------------
United Kingdom (21.48%)
Abbey National Plc (Banks -
Foreign)                                                                    3,200          52,036
AstraZeneca Plc (Medical)                                                     700          33,813
Barclays Plc (Banks - Foreign)                                              1,800          54,620
BG Group Plc (Oil & Gas)                                                    8,200          34,050
BP Plc (Oil & Gas)                                                          6,500          55,161
British Airways Plc (Transport)                                             5,200          23,103
British American Tobacco Plc
(Tobacco)                                                                   5,700          48,745
British Sky Broadcasting Group Plc*
(Media)                                                                     3,700          41,821
Centrica Plc (Utilities)                                                   16,410          53,846
Compass Group Plc (Food)                                                    5,300          40,399
Diageo Plc (Beverages)                                                      5,900          59,535
Friends Provident Plc* (Insurance)                                          9,400          34,768
GlaxoSmithKline Plc (Medical)                                               2,000          53,081
Reckitt Benckiser Plc
(Soap & Cleaning Preparations)                                              3,500          53,256
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                           2,300          57,437
Scottish Power Plc (Utilities)                                              6,300          44,820
Shire Pharmaceuticals Group Plc*
(Medical)                                                                   2,600          37,787
South African Breweries Plc
(Beverages)                                                                 2,700          20,032
Standard Chartered Plc
(Banks - Foreign)                                                           2,300          27,951
Tesco Plc (Retail)                                                         11,600          43,873
Vodafone Group Plc
(Telecommunications)                                                       37,440          74,744
                                                                                   --------------
                                                                                          944,878
                                                                                   --------------
United States (2.59%)
Santa Fe International Corp. (Oil &
Gas)                                                                        1,700          43,010
Schlumberger Ltd. (Oil & Gas)                                                 800          39,200
Transocean Sedco Forex, Inc. (Oil &
Gas)                                                                        1,100          31,790
                                                                                   --------------
                                                                                          114,000
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,360,979)                                                         (94.31%)      4,147,990
                                                                   --------------  --------------

WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-
Gesellschaft AG* (Insurance)                                                    2             140
                                                                                   --------------
TOTAL WARRANTS
(Cost $90)                                                                 (0.00%)            140
                                                                   --------------  --------------
TOTAL COMMON STOCKS AND WARRANTS
(Cost $4,361,069)                                                         (94.31%)      4,148,130
                                                                   --------------  --------------


                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.85%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond,
5.25% due 11-15-28 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%            $169        $169,000

                                                                 NUMBER OF SHARES
Cash Equivalents (13.32%)                                        ----------------
Navigator Securities Lending
Prime Portfolio**                                                         585,960         585,960
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                              (17.17%)        754,960
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (111.48%)      4,903,090
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (11.48%)       (504,801)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,398,289
                                                                   ==============  ==============

 * Non-Income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 2001, assigned to the various investment categories.

                                            MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                          AS A % OF NET ASSETS
---------------------                          --------------------
Automobile/Trucks                                       4.42%
Banks - Foreign                                        10.90
Beverages                                               3.73
Broker Services                                         0.77
Building                                                2.12
Chemicals                                               2.00
Computers                                               0.62
Diversified Operations                                  2.24
Electronics                                             1.70
Food                                                    4.20
Insurance                                               8.83
Leasing Companies                                       0.45
Leisure                                                 1.86
Machinery                                               1.77
Media                                                   3.01
Medical                                                12.55
Oil & Gas                                              10.82
Paper & Paper Products                                  0.61
Protection - Safety Equipment & Services                0.57
Retail                                                  5.04
Soap & Cleaning Preparations                            1.21
Textile                                                 0.60
Tobacco                                                 1.11
Telecommunications                                      6.39
Transport                                               1.95
Utilities                                               4.67
Wire & Cable Products                                   0.17
Short-Term Investments                                 17.17
                                                     -------
TOTAL INVESTMENTS                                     111.48%
                                                     =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Focused Small Cap Growth Fund, (formerly John Hancock Small Capitalization Growth Fund) ("Focused Small Cap Growth Fund"), John Hancock Small Cap Equity Fund, (formerly John Hancock Small Capitalization Value Fund) ("Small Cap Equity Fund") and John Hancock International Equity Fund ("International Equity Fund") are separate portfolios of John Hancock Institutional Series Trust the ("Trust"), an open-end investment management company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. Effective November 15, 2000, the board of Trustees designated the existing shares of Focused Small Cap Growth Fund as Class I shares and authorized the issuance of Class A, Class B and Class C shares of the Fund, which will become available for sale to individuals at a later time. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Focused Small Cap Growth Fund is long-term growth of capital. The investment objective of the Small Cap Equity Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Funds at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five year period that began with the commencement of the investment operations of the Funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no outstanding borrowings activity under the line of credit during the six months ended August 31, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, Focused Small Cap Growth Fund loaned securities having a market value of $43,086 collateralized by securities in the amount of $46,374, Small Cap Equity Fund loaned securities having a market value of $4,218,150 collateralized by securities in the amount of $4,220,152 and International Equity Fund loaned securities having a market value of $555,000 collateralized by cash in the amount of $585,960. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The following Fund had open forward foreign currency exchange contracts at August 31, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
INTERNATIONAL EQUITY FUND
Buys
South African Rand                    12,733   September '01          ($10)
                                                              ============
Sells
Euro                                   4,608   September '01           $41
Japanese Yen                      38,189,551   September '01        (9,449)
                                                              ------------
                                                                   ($9,408)
                                                              ============

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the following Funds had capital loss carryforwards available to the extent provided by regulations to offset future net realized capital gains. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made.

                             CAPITAL LOSS    CAPITAL LOSS
                             CARRYFORWARD    CARRYFORWARD
                                 EXPIRING        EXPIRING
FUND                              2/29/08         2/28/09
----                              -------         -------
Active Bond                       $49,819         $79,391
Focused Small  Cap Growth              --         332,423
International Equity                   --         636,448

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, to the following:

FUND                             RATE
----                             ----
Active Bond                      0.50% of average daily net assets up to $1.5 billion
                                 0.45% of such assets in excess of $1.5 billion

Dividend Performers              0.60% of average daily net assets up to $500 million
                                 0.55% of such assets in excess of $500 million

Medium Capitalization Growth     0.80% of average daily net assets up to $500 million
                                 0.75% of such assets in excess of $500 million

Focused Small Cap Growth         0.80% of average daily net assets

Small Cap Equity                 0.70% of average daily net assets up to $500 million
                                 0.65% of such assets in excess of $500 million

International Equity             0.90% of average daily net assets up to $500 million
                                 0.65% of such assets in excess of $500 million

International Equity Fund and the Adviser have a subadvisory contract with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit each Fund's expenses to the following:
0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.85% (excluding any 12b-1 and transfer agent fees) of Focused Small Cap Growth Fund's average daily net assets, 0.80% of Small Cap Equity Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets at least until June 30, 2002. Accordingly, for the period ended August 31, 2001, the reduction in the Funds' expenses amounted to as follows: $42,280 for the Active Bond Fund, $28,825 for the Dividend Performers Fund, $34,873 for the Medium Capitalization Growth Fund, $33,256 for the Focused Small Cap Growth Fund, $39,020 for the Small Cap Equity Fund and $84,411 for the International Equity Fund. The Adviser has the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2001, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays monthly transfer agent fees at an annual rate of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other assets are always equal and are marked to market on a quarterly basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. government, during the six months ended August 31, 2001, were as follows:

                                   PURCHASES        SALES
                                  ----------     -----------
Active Bond                       $9,955,086      $7,643,738
Dividend Performers                1,367,028       1,975,149
Medium Capitalization Growth      10,458,247      13,419,960
Focused Small Cap Growth           3,929,228       3,694,119
Small Cap Equity                  13,540,663      12,310,143
International Equity               5,483,205       5,542,350

The cost of investments owned on August 31, 2001, (including short-term investments) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, for federal income tax purposes, were as follows:

                                                   GROSS          GROSS  NET UNREALIZED
                                               UNREALIZED    UNREALIZED    APPRECIATION
                                    COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                 ----------  ------------  ------------    ------------
Active Bond                      $8,532,191      $204,603      ($24,095)       $180,508
Dividend Performers               4,941,208       936,324      (477,849)        458,475
Medium Capitalization Growth      6,303,601       428,552      (487,146)        (58,594)
Focused Small Cap Growth          4,781,686       640,526      (569,560)         70,966
Small Cap Equity                 35,596,383     4,898,886    (8,004,118)     (3,105,232)
International Equity              5,136,785       171,875      (405,570)       (233,695)

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the Active Bond Fund resulted in a $16,519 reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, based on securities held as of February 28, 2001. For the Active Bond Fund the effect of this change in the period ended August 31, 2001 was to decrease net investment income by $8,052, increase unrealized appreciation on investments by $2,776 and increase net realized gain on investments by $5,276. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended August 31, 2001 was as follows: decrease in the net investment income by $0.01 per share, increase in net realized and unrealized gain on investments by $0.01 per share and decrease in the ratio of net investment income to average net assets by 0.20%. The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

NOTE E --
SHAREHOLDER MEETING

On April 25, 2001, shareholders of International Equity Fund approved a new subadvisory management contract among the International Equity Fund, the Adviser and Nicholas-Applegate Capital Management LP (487,052 FOR; 0 AGAINST; and 0 ABSTAINING).



NOTES

[This page intentionally left blank.]



NOTES

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[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB0SA  8/01
      10/01

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Sovereign Bond Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-48925 and 811-2402), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1        Registrant's Amended and Restated       Filed as Exhibit 99.a to Registrant's
         Declaration of Trust                    Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 47 (file
                                                 nos. 811-2402 and 2-48925 on September
                                                 27, 1999, accession
                                                 no. 0001010521-99-000377) ("PEA 47 ")

1.1      Amendment to Declaration of Trust       Filed as Exhibit 99.a.1 to Registrant's
                                                 Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 48 (file
                                                 nos. 811-2402 and 2-48925 on July 25,
                                                 2000, accession no. 0001010521-00-000354)
                                                 ("PEA 48")

1.2      Amendment to Declaration of Trust       Filed as Exhibit 99.a.2 to Registrant's
                                                 Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 51 (file
                                                 nos. 811-2402 and 2-48925 on August 27,
                                                 2001, accession no. 0001010521-01-500145)
                                                 ("PEA 51")

2        Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
         Registrant                              Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 42 (file
                                                 nos. 811-2402 and 2-48925 on April 29,
                                                 1997, accession
                                                 no. 0001010521-97-000276) ("PEA 42")

2.1      Amendment to Amended and Restated       Filed herewith as Exhibit 2
         By-Laws of Registrant

3        Not applicable

4        Form of Agreement and Plan of           Filed herewith as Exhibit A to the Proxy
         reorganization                          Statement and Prospectus included as Part
                                                 A of this Registration Statement.

5        Not applicable

6        Investment Management Contract          Filed as Exhibit 99.d to Registrant's
         between John Hancock Bond Fund          Registration Statement on Form N-1A and
         and John Hancock Advisers, LLC          incorporated herein by reference to
                                                 post-effective amendment no. 39 (file
                                                 nos. 811-2402 and 2-48925 on April 26,
                                                 1995, accession no.0000950146-95-000178)
                                                 ("PEA 39")

7        Distribution Agreement between the      Filed as Exhibit 99.e to PEA 39 and
         Registrant and John Hancock Funds       incorporated herein by reference.
         LLC. (formerly named John Hancock
         Broker Distribution Services, Inc

7.1      Amendment to Distribution Agreement     Filed as Exhibit 99.e.1 to PEA 47 and
         between the Registrant and John         incorporated herein by reference.
         Hancock Funds, LLC

7.2      Amendment to Distribution Agreement     Filed as Exhibit 99.e.2 to PEA 39 and
         between the Registrant and John         incorporated herein by reference.
         Hancock Funds, LLC

8        Not applicable

9        Master Custodian Agreement between      Filed as Exhibit 99.g to Registrant's
         John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
         Registrant) and The Bank of New York    incorporated herein by reference to
                                                 post-effective amendment no. 52 (file
                                                 nos. 811-2402 and 2-48925 on October 25,
                                                 2001, accession no. 0001010521-01-500237)
                                                 ("PEA 52")

10       Amended & Restate Master Transfer       Filed as Exhibit 99.h to Registrant's
         Agent Service Agreement between John    Registration Statement on Form N-1A and
         Hancock Mutual Funds (including         incorporated herein by reference to
         Registrant) and John Hancock Funds,     post-effective amendment no. 45 (file
         LLC                                     nos. 811-2402 and 2-48925 on July 16,
                                                 1998, accession no.0001010521-98-000293)
                                                 ("PEA 45")

10.1     Accounting and Legal Services           Filed as Exhibit 99. h.1 to Registrant's
         Agreement                               Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 40 (file
                                                 nos. 811-2402 and 2-48925 on April 29,
                                                 1996, accession no. 0001010521-96-000046)
                                                 ("PEA 40")

10.2     Service Agreement between Charles       Filed as Exhibit 99.h.2 to Registrant's
         Schwab and John Hancock Bond Fund       Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 49 (file
                                                 nos. 811-2402 and 2-48925 on September
                                                 25, 2000, accession no.
                                                 0001010521-00-000426) ("PEA 49")

11       Class A and Class B Distribution        Filed as Exhibit 99.m to PEA 45 and
         Plans between Registrant and John       incorporated herein by reference.
         Hancock Funds, LLC

11.1     Class C Distribution Plans between      Filed as Exhibit 99.m.1 to Registrant's
         Registrant and John Hancock Funds, LLC  Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 46 (file
                                                 nos. 811-2402 and 2-48925 on September
                                                 28, 1998, accession no.
                                                 0001010521-98-000334) ("PEA 46")

12       John Hancock Funds Class A, Class B,    Filed herewith as Exhibit 12
         Class C and Class I Amended and
         restated Multiple Class Plan pursuant
         to Rule 18f-3

13       Code of Ethics John Hancock Funds, LLC  Filed as Exhibit 99.p to PEA 48 and
                                                 incorporated herein by reference.

14       Opinion as to legality of shares and    Filed herewith as Exhibit 14
         consent.

15       Form of opinion as to tax matters and   Filed herewith as Exhibit 15
         consent.

16       Not applicable

17       Consents of Ernst & Young LLP           Filed herewith as Exhibit 17
         regarding the audited financial
         statements of John Hancock Bond Fund
         and Consents of Deloitte & Touche LLP
         regarding the audited financial
         statements of John Hancock Active
         Bond Fund.

18       Not applicable

19       Powers of Attorney                      Filed as addendum to signature pages and
                                                 incorporated herein by reference.

20       Prospectus of John Hancock Bond         Filed herewith as Exhibit B to Part B of
         Fund-Class I, dated March 1, 2002       this Registration Statement.

20.1     Prospectus of John Hancock              Filed herewith as Exhibit B to Part B of
         Active Bond Fund, dated July            this Registration Statement.
         2, 2001

21       Statement of Additional                 Filed herewith as Exhibit A and B
         Information John Hancock                to Part B of this Registration
         Active Bond Fund, dated                 Statement.
         July 1, 2001

21.1     Statement of Additional                 Filed herewith as Exhibit A and B
         information of John Hancock             to Part B of this Registration
         Bond Fund dated January 1, 2002         Statement.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 8th day of March, 2002.

                   JOHN HANCOCK SOVEREIGN BOND FUND


                   By:            *
                      -------------------------------------
                      Maureen R. Ford
                      Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

         *
-----------------------             Trustee, Chairman, President and       March 8, 2002
Maureen R. Ford                     Chief Executive Officer

         *
-----------------------             Senior Vice President and
Richard A. Brown                    Chief Financial Officer

/s/William H. King                  Vice President, Treasurer
-----------------------             (Chief Accounting Officer)
William H. King

          *                         Trustee
------------------------
Dennis S. Aronowitz

          *                         Trustee
------------------------
Richard P. Chapman, Jr.

          *                         Trustee
------------------------
William J. Cosgrove

          *                         Trustee
------------------------
John M. DeCiccio





        Signature                   Title                      Date
        ---------                   -----                      ----


           *                        Trustee
------------------------
Richard A. Farrell

          *                         Trustee
------------------------
Gail D. Fosler

          *                         Trustee
------------------------
William F. Glavin

          *                         Trustee
------------------------
John A. Moore

          *                         Trustee
------------------------
Patti McGill Peterson

          *                         Trustee
------------------------
John W. Pratt




*By:     /s/Susan S. Newton
         ------------------                                   March 8, 2002
         Susan S. Newton
         Attorney-in-Fact.
         Power of Attorney dated
         June 23, 2001 and September 12, 2001.




Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc





John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/ Maureen R. Ford                                  /s/Gail D. Fosler
-------------------                                  -----------------
Maureen R. Ford, as Chairman and Chief               Gail D. Fosler
Exective Officer

/s/John M. DeCiccio                                  /s/William F. Glavin
-------------------                                  --------------------
John M. DeCiccio, as Trustee                         William F. Glavin

/s/Dennis S. Aronowitz                               /s/John A. Moore
----------------------                               ----------------
Dennis S. Aronowitz                                  John A. Moore

/s/Richard P. Champman, Jr.                          /s/Patti McGill Peterson
---------------------------                          ------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson

/s/William J. Cosgrove                               /s/John W. Pratt
----------------------                               ----------------
William J. Cosgrove                                  John W. Pratt

/s/Richard A. Farell
--------------------
Richard A. Farrell







COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01Sept12.doc

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

2     Amendment to Amended and Restated By-Laws of Registrant

6 Agreement and Plan of Reorganization between the John Hancock Bond Fund (the "Acquiring Fund") and John Hancock Active Bond Fund (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

12 John Hancock Funds Class A, Class B, Class C and Class I Amended and restated Multiple Class Plan pursuant to Rule 18f-3.

14    Opinion as to legality of shares and consent.

15    Form of opinion as to tax matters and consent.

17 Consent of Ernst & Young LLP regarding the audited financial statements and highlights of the Registrant. Consent of Deloitte & Touche LLP regarding the audited financial statements and highlights of the John Hancock Active Bond Fund.